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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/15

Item 1. Report to Stockholders.

Invesco

Annual Report to Shareholders February 28, 2015

Invesco High Yield Municipal Fund

Nasdaq:
A: ACTHX ■ B: ACTGX ■ C: ACTFX ■ Y: ACTDX ■ R5: ACTNX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
47	Financial Statements
49	Notes to Financial Statements
56	Financial Highlights
57	Auditor's Report
58	Fund Expenses
59	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affliated with Apple Inc.

2                         Invesco High Yield Municipal Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
■	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco High Yield Municipal Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2015, Invesco High Yield Municipal Fund (the Fund) posted positive returns. The Fund, at net asset value, outperformed its style-specific benchmark, the S&P Municipal Bond Blended High Yield 80% Investment Grade 20% Index. The Fund’s leverage during a strong fiscal year for municipal bonds contributed to its relative performance. The Fund’s security selection in long-term maturity holdings was the largest contributor to Fund performance.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/14 to 2/28/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	12.86%
Class B Shares	12.94
Class C Shares	12.06
Class Y Shares	13.12
Class R5 Shares	13.13
S&P Municipal Bond High Yield Index‚ (Broad Market Index)*	10.31
Barclays High Yield Municipal Bond Index‚ (Former Broad Market Index)*	9.48
S&P Municipal Bond Blended High Yield 80% Investment Grade 20% Index■ (Style-Specific Index)*	9.47
Custom High Yield Municipal Index■ (Former Style-Specific Index)*	8.28

Source(s): ‚FactSet Research Systems Inc.; ¢Invesco, FactSet Research Systems Inc.

*The Fund has elected to use the S&P Municipal Bond High Yield Index and the S&P Municipal Bond Blended High Yield 80% Investment Grade 20% Index as its broad market and style-specific benchmarks, respectively, rather than the Barclays High Yield Municipal Bond Index and the Custom High Yield Municipal Index because the S&P Municipal Bond High Yield Index and the S&P Municipal Bond Blended High Yield 80% Investment Grade 20% Index more closely reflect the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

Over the reporting period, the ongoing US Treasury rally helped municipal bond prices recover from their 2013 lows. In addition, technical factors, including falling long-term interest rates, consistent demand from traditional and crossover buyers, and limited new issuance contributed to strong performance by the municipal market in 2014. Following record outflows from municipal bond funds in 2013, demand turned positive beginning in January 2014. Net inflows into open-end municipal bond funds totaled nearly $31 billion in 2014.1 Municipal issuance totaled $334 billion in 2014, essentially flat from 2013.2 The bulk of the issuance was refunding activity, which increased 13% due to falling interest rates.2 Meanwhile, new issuance declined 11% to $144 billion, making 2014 the lightest new money year since 1997.2

For the fiscal year ended February 28, 2015, high yield municipal bonds, represented by the S&P Municipal Bond High Yield Index, outperformed investment-grade municipal bonds, represented by the S&P Municipal Bond Investment Grade Index, which returned 10.31% and 6.16%, respectively. Municipal bonds benefited from declining interest rates in 2014, as municipal yields declined by approximately 70 basis points (bps) and 130 bps in the 10-year and 30-year maturities, respectively.3 (A basis point is a unit that is equal to one one-hundredth of a percent.) The main drivers of lower interest rates during the reporting period were subdued inflation, geopolitical tension that contributed to a flight to higher-quality securities and a sharp decline in the price of oil during the second half of the fiscal year.

Despite an improving US economy, which helped strengthen state and local government balance sheets, public officials remained reluctant to ramp-up major capital spending programs due to lingering memories of the Great Recession of 2007-2009; this was despite pent-up demand for infrastructure investment.

During the fiscal year, a primary driver of the Fund’s performance relative to its style-specific index was our security selection in long-maturity municipal bonds. Low inflation and expectations that the Fed will raise short-term interest rates in 2015, which we believe could likely flatten the yield curve, created strong demand in the long end of the yield curve.

Security selection in lower-quality investment-grade and non-rated securities contributed to the Fund’s performance versus its style-specific index over the reporting period. The Fund benefited from its approximately 40% stake in non-rated holdings. Security selection in higher-coupon bonds (6.00%+) also contributed to the Fund’s relative performance. At the sector level, the Fund’s overweight allocation and security selection in life care bonds, along with an underweight allocation to state general obligation bonds, contributed to the Fund’s relative performance. Security selection and an underweight allocation in single-family holdings, along with security selection in Pennsylvania detracted from the Fund’s performance relative to its style-specific index. Additionally, the Fund’s significant underweight position in Puerto Rico was a large contributor to the

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	92.1%
General Obligation Bonds	5.8
Pre-Refunded Bonds	2.0
Other	0.1

Top Five Debt Holdings

1.	Los Angeles (City of) Department of Water & Power; Series 2012 B	1.0%
2.	Jefferson (County of); Series 2013 F	0.8
3.	New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 3	0.7
4.	Puerto Rico (Commonwealth of); Series 2014 A	0.7
5.	Collier (County of) Industrial Development Authority (The Arlington of Naples); Series 2014 A	0.7

Total Net Assets	$7.4 billion

Total Number of Holdings	1,264

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4                Invesco High Yield Municipal Fund

Fund’s relative performance, as Puerto Rico credits were one of the weakest areas in the high yield market over the fiscal year.

    As of August 1, 2014, the Fund was closed to new investors primarily due to a lack of supply in the primary and secondary markets that met our criteria for reaching the Fund’s objectives.

    During the reporting period, leverage bolstered Fund performance. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). Exposure to TOBs aided performance due to the price appreciation in municipal holdings when interest rates declined. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    Recently published rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act may preclude banking entities from sponsoring and/or providing services for TOB trust programs. The Fund is exploring alternative TOB structures, however, the Fund’s ability to utilize TOBs for leverage purposes may be adversely affected.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tend to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco High Yield Municipal Fund and for sharing our long-term investment horizon.

1   Source: Morningstar

2   Source: The Bond Buyer

3   Source: US Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

William Black Chartered Financial Analyst, Portfolio Manager, is manager of Invesco High Yield Municipal Fund.
He joined Invesco in 2010. Mr.Black earned a BS in engineering and public policy from Washington University in St. Louis and an MBA from Kellogg School of Management, Northwestern University.

Thomas Byron Portfolio Manager, became manager of Invesco High Yield Municipal Fund on March 6, 2015, after the close of the fiscal year. He joined Invesco in 2010. Mr. Byron earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Mark Paris Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010. Mr.
Paris earned a BBA in finance from Baruch College, The City University of New York.

James Phillips Portfolio Manager, is manager of Invesco High Yield Municipal Fund. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College and an MBA in finance from University at Albany, The State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, became manager of Invesco High Yield Municipal Fund on March 6, 2015,
after the close of the fiscal year. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio Manager, became manager of Invesco High Yield Municipal Fund on March 6, 2015, after the close of the fiscal year. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

Robert Wimmel Portfolio Manager, became manager of Invesco High Yield Municipal Fund on March 6, 2015, after the close of the fiscal year. He joined Invesco in 2010. Mr. Wimmel earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5                Invesco High Yield Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/05

1	Source: FactSet Research Systems Inc.
2	Source(s): Invesco, FactSet Research Systems Inc.

Past performance cannot guarantee comparable future results.

The Fund has elected to use the S&P Municipal Bond High Yield Index and the S&P Municipal Bond Blended High Yield 80% Investment Grade 20% Index as its broad market and style-specific benchmarks, respectively, rather than the Barclays High Yield Municipal Bond Index and the Custom High Yield Municipal Index because the S&P Municipal Bond High Yield Index and the S&P Municipal

Bond Blended High Yield 80% Investment Grade 20% Index more closely refiect the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not refiect sales charges. Performance of the peer group, if applicable, refiects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not refiect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco High Yield Municipal Fund

Average Annual Total Returns
As of 2/28/15, including maximum applicable sales charges

Class A Shares
Inception (1/2/86)	6.04%
10 Years	4.74
5 Years	6.71
1 Year	8.03

Class B Shares
Inception (7/20/92)	5.57%
10 Years	4.76
5 Years	7.25
1 Year	7.94

Class C Shares
Inception (12/10/93)	4.85%
10 Years	4.41
5 Years	6.82
1 Year	11.06

Class Y Shares
Inception (3/1/06)	5.19%
5 Years	7.90
1 Year	13.12

Class R5 Shares
10 Years	5.92%
5 Years	8.20
1 Year	13.13

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen High Yield Municipal Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen High Yield Municipal Fund (renamed Invesco High Yield Municipal Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco High Yield Municipal Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on April 30, 2012. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures

Average Annual Total Returns
As of 12/31/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (1/2/86)	6.01%
10 Years	4.72
5 Years	6.86
1 Year	11.61

Class B Shares
Inception (7/20/92)	5.54%
10 Years	4.73
5 Years	7.40
1 Year	11.62

Class C Shares
Inception (12/10/93)	4.83%
10 Years	4.41
5 Years	7.01
1 Year	14.75

Class Y Shares
Inception (3/1/06)	5.11%
5 Years	8.07
1 Year	16.94

Class R5 Shares
10 Years	5.92%
5 Years	8.40
1 Year	16.83

reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R5 shares was 0.92%, 0.92%, 1.67%, 0.67% and 0.66%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from

5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7                Invesco High Yield Municipal Fund

Invesco High Yield Municipal Fund’s investment objective is to seek federal tax exempt current income and taxable capital appreciation.

■	Unless otherwise stated, information presented in this report is as of February 28, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counter-party risk is the risk that the counter-party to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Inverse floating rate obligations risk. Inverse floating rate obligations, including tender option bonds, may be subject to greater price volatility than a fixed income security with similar qualities. When short-term interest rates rise, they may decrease in value and produce less or no income. Additionally, these securities may lose principal. Similar to derivatives, inverse floating rate obligations have the following risks: counterparty, leverage, correlation, liquidity, market, interest rate, and management risks.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.

8                         Invesco High Yield Municipal Fund

■	Medium- and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.
■	Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P Municipal Bond High Yield Index consists of bonds in the S&P Municipal Bond Index that are not rated or are rated below investment grade.
■	The S&P Municipal Bond Blended High Yield 80% Investment Grade 20% Index is designed to measure the performance of a hypothetical allocation that consists of an 80% weight in bonds in the S&P Municipal Bond Index that are not rated or are rated below investment grade and a 20% weight in bonds that are rated investment grade by Standard & Poor’s, Moody’s and/or Fitch.
■	The Barclays High Yield Municipal Bond Index is an unmanaged index considered representative of noninvestment grade bonds.
■	The Custom High Yield Municipal Index, created by Invesco to serve as a benchmark for Invesco High Yield Municipal Fund, comprises 60% Barclays High Yield Municipal Bond Index and 40% Barclays Municipal Bond Index.
■	The S&P Municipal Bond Investment Grade Index consists of bonds in the S&P Municipal Bond Index that are rated investment grade by Standard & Poor’s, Moody’s and/or Fitch.
■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                Invesco High Yield Municipal Fund

Schedule of Investments

February 28, 2015

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–108.55%
Alabama–2.16%
Cullman (County of) Health Care Authority (Regional Medical Center); Series 2009 A, RB	7.00%	02/01/36	$4,400	$4,826,622
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village);
Series 2007, Retirement Facility RB	5.50%	01/01/43	13,170	13,237,694
Series 2008 A, Retirement Facility RB	6.88%	01/01/43	4,470	4,749,420
Series 2011 A, Retirement Facility RB	7.50%	01/01/47	2,600	2,924,116
Series 2012 A, Retirement Facility RB	5.63%	01/01/42	6,940	7,045,974
Jefferson (County of);
Series 2013 C, Sr. Lien Sewer Revenue Conv. CAB Wts. (INS–AGM)(a)(b)	6.50%	10/01/38	7,000	4,850,790
Series 2013 C, Sr. Lien Sewer Revenue Conv. CAB Wts. (INS–AGM)(a)(b)	6.60%	10/01/42	11,700	8,060,364
Series 2013 F, Sr. Lien Sewer Revenue Conv. CAB Wts.(b)	7.75%	10/01/46	96,055	62,221,547
Series 2013 F, Sub. Lien Sewer Revenue Conv. CAB Wts.(b)	7.50%	10/01/39	27,640	17,960,472
Series 2013-F, Sub. Lien Sewer Revenue Conv. CAB Wts.(b)	7.90%	10/01/50	54,400	34,648,992
Mobile (City of) Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB(c)	6.95%	01/01/20	3	0
				160,525,991

Alaska–0.02%
Northern Tobacco Securitization Corp.;
Series 2006 B, First Sub. Asset-Backed CAB RB(d)	0.00%	06/01/46	27,225	894,614
Series 2006 C, Second Sub. Asset-Backed CAB RB(d)	0.00%	06/01/46	20,860	651,666
				1,546,280

Arizona–3.26%
Flagstaff (City of) Industrial Development Authority (Senior Living Community Northern Arizona); Series 2007, Ref. RB	5.70%	07/01/42	17,830	17,861,201
Peoria (City of) Industrial Development Authority (Sierra Winds Life Care Community);
Series 2014, Ref. RB	5.50%	11/15/34	3,695	3,730,657
Series 2014, Ref. RB	5.75%	11/15/40	6,015	6,146,909
Phoenix (City of) Industrial Development Authority (Choice Academies); Series 2012, Education RB	5.63%	09/01/42	2,850	3,015,215
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB(e)	6.75%	07/01/44	5,250	6,028,102
Phoenix (City of) Industrial Development Authority (Phoenix Collegiate Academy); Series 2012, Education RB	5.63%	07/01/42	2,770	2,840,884
Phoenix Civic Improvement Corp.;
Series 2008 A, Sr. Lien Airport RB(f)	5.00%	07/01/22	3,500	3,925,635
Series 2008 A, Sr. Lien Airport RB(f)	5.00%	07/01/24	5,000	5,601,050
Series 2008 A, Sr. Lien Airport RB(f)	5.00%	07/01/26	5,000	5,581,900
Series 2009 A, Jr. Lien Water System RB(f)	5.00%	07/01/27	8,935	10,265,511
Series 2009 A, Jr. Lien Water System RB(f)	5.00%	07/01/28	6,785	7,746,367
Series 2009 A, Jr. Lien Water System RB(f)	5.00%	07/01/29	5,500	6,259,440
Pima (County of) Industrial Development Authority (Acclaim Charter School);
Series 2006, Education Facility RB	5.70%	12/01/26	2,200	2,218,260
Series 2006, Education Facility RB	5.80%	12/01/36	4,385	4,407,627
Pima (County of) Industrial Development Authority (Choice Education & Development Corp.);
Series 2006, Education Facility RB	6.25%	06/01/26	4,225	4,255,758
Series 2006, Education Facility RB	6.38%	06/01/36	4,890	4,928,484
Pima (County of) Industrial Development Authority (Constellation Schools); Series 2008, Lease RB(g)(h)	7.00%	01/01/16	16,000	17,231,840
Pima (County of) Industrial Development Authority (Coral Academy Science);
Series 2008 A, Education Facilities RB	7.13%	12/01/28	2,120	2,209,294
Series 2008 A, Education Facilities RB	7.25%	12/01/38	3,285	3,441,235

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. Education Facility RB	7.25%	05/01/44	$3,000	$3,153,840
Pima (County of) Industrial Development Authority (Edkey Charter Schools);
Series 2013, Ref. Education Facility RB	6.00%	07/01/43	250	252,955
Series 2013, Ref. Education Facility RB	6.00%	07/01/48	2,975	2,992,344
Pima (County of) Industrial Development Authority (Excalibur Charter School); Series 2003, Education RB	7.75%	08/01/33	2,905	2,763,091
Pima (County of) Industrial Development Authority (Global Water Resources, LLC);
Series 2006, Water & Wastewater RB(e)(i)	5.60%	12/01/22	2,000	2,048,340
Series 2006, Water & Wastewater RB(e)(i)	5.75%	12/01/32	7,120	7,273,578
Series 2007, Water & Wastewater RB(i)	6.55%	12/01/37	990	1,013,899
Series 2008, Water & Wastewater RB(i)	7.50%	12/01/38	12,235	12,957,232
Pima (County of) Industrial Development Authority (Legacy Traditional School); Series 2009, Education RB	8.50%	07/01/39	1,700	1,917,583
Pima (County of) Industrial Development Authority (Milestones Charter School District);
Series 2003, Education Facility RB	7.50%	11/01/33	3,030	2,661,431
Series 2005, Education Facility RB	6.75%	11/01/33	2,865	2,321,796
Pima (County of) Industrial Development Authority (P.L.C. Charter Schools);
Series 2006, Education Facility RB	6.50%	04/01/26	2,690	2,719,294
Series 2006, Education Facility RB	6.75%	04/01/36	3,805	3,846,931
Pima (County of) Industrial Development Authority (Paradise Education Center);
Series 2006, Ref. Education RB	5.88%	06/01/22	535	547,444
Series 2006, Ref. Education RB	6.00%	06/01/36	830	842,840
Series 2010, Education RB	6.10%	06/01/45	1,400	1,471,456
Pima (County of) Industrial Development Authority (Premier & Air Co.); Series 2005, Education Facility RB(c)	7.00%	09/01/35	5,092	1,527,294
Pima (County of) Industrial Development Authority (Riverbend Prep); Series 2010, Education RB	7.00%	09/01/37	3,358	3,162,900
Pima (County of) Industrial Development Authority (Skyline Technical High School); Series 2004, Education Facility RB	7.50%	02/01/34	4,300	3,947,314
Red Hawk Canyon Community Facilities District No. 2; Series 1998 A, Assessment RB	6.50%	12/01/17	1,565	1,571,495
Salt Verde Financial Corp.; Series 2007, Sr. Gas RB	5.00%	12/01/37	25,000	28,915,750
Sundance Community Facilities District (Assessment District No. 2); Series 2003, Special Assessment RB(e)	7.13%	07/01/27	1,989	1,992,660
Sundance Community Facilities District (Assessment District No. 3); Series 2004, Special Assessment RB	6.50%	07/01/29	348	348,449
Tempe (City of) Industrial Development Authority (Friendship Village);
Series 2012 A, Ref. RB	6.25%	12/01/42	2,700	2,956,122
Series 2012 A, Ref. RB	6.25%	12/01/46	4,100	4,480,890
Town of Florence, Inc. (The) Industrial Development Authority (Legacy Traditional School–Queen Creek and Casa Grande Campuses);
Series 2013, Education RB	5.75%	07/01/33	3,000	3,245,280
Series 2013, Education RB	6.00%	07/01/43	3,625	3,933,922
Tucson (City of) Industrial Development Authority (Catalina Assisted Living Apartments); Series 2013 B, Ref. MFH RB	6.00%	11/01/45	4,435	3,003,338
University Medical Center Corp.;
Series 2009, Hospital RB(g)(h)	6.25%	07/01/19	1,650	1,904,628
Series 2009, Hospital RB(g)(h)	6.50%	07/01/19	2,100	2,447,466
Series 2011, Hospital RB(g)(h)	6.00%	07/01/21	2,600	3,077,126
Verrado Community Facilities District No. 1; Series 2006, Unlimited Tax GO Bonds	5.35%	07/15/31	5,915	6,015,614
Vistancia Community Facilities District; Series 2002, Unlimited Tax GO Bonds	6.75%	07/15/22	3,665	3,679,367
				242,689,038

California–15.54%
ABAG Finance Authority for Non-profit Corps. (Episcopal Senior Communities); Series 2012 A, Ref. RB	5.00%	07/01/47	6,000	6,543,660
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB	7.63%	01/01/40	4,340	4,680,299

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Bakersfield (City of); Series 2007 A, Wastewater RB (INS–AGM)(a)(f)	5.00%	09/15/32	$14,990	$16,386,618
Bay Area Toll Authority (San Francisco Bay Area); Series 2009 F-1, Toll Bridge RB(f)(g)(h)	5.13%	04/01/19	22,295	26,048,586
California (State of) Educational Facilities Authority (Stanford University);
Series 2010, RB(f)	5.25%	04/01/40	6,255	8,696,577
Series 2012 U-2, Ref. RB(f)	5.00%	10/01/32	8,745	11,360,455
Series 2014 U-6, RB(f)	5.00%	05/01/45	15,000	20,595,900
California (State of) Health Facilities Financing Authority (Children’s Hospital of Orange County); Series 2009, RB	6.50%	11/01/38	3,000	3,614,790
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2006 A, Education RB	5.25%	06/01/26	2,000	2,002,980
California (State of) Municipal Finance Authority (Goodwill Industries of Sacramento & Nevada);
Series 2012, RB(e)	6.63%	01/01/32	1,000	1,093,130
Series 2012, RB(e)	6.88%	01/01/42	1,500	1,652,070
California (State of) Municipal Finance Authority (High Tech High-Chula Vista);
Series 2008 B, Educational Facility RB(e)	6.13%	07/01/38	2,860	2,991,760
Series 2008 B, Educational Facility RB(e)	6.13%	07/01/43	2,000	2,087,100
Series 2008 B, Educational Facility RB(e)	6.13%	07/01/48	3,840	3,997,747
California (State of) Municipal Finance Authority (High Tech High-Media Arts);
Series 2008 A, Educational Facility RB(e)	6.00%	07/01/38	1,170	1,223,106
Series 2008 A, Educational Facility RB(e)	6.13%	07/01/48	2,415	2,521,791
California (State of) Municipal Finance Authority (King/Chavez); Series 2009 A, Educational Facilities RB	8.50%	10/01/29	1,000	1,149,980
California (State of) Municipal Finance Authority (Santa Rosa Academy);
Series 2012 A, Charter School Lease RB	5.75%	07/01/30	7,290	7,680,671
Series 2012 A, Charter School Lease RB	6.00%	07/01/42	5,355	5,666,233
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(e)(i)	5.00%	07/01/37	13,500	14,764,275
Series 2012, Water Furnishing RB(e)(i)	5.00%	11/21/45	22,210	24,065,868
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	6.40%	07/01/48	3,000	3,452,370
California (State of) School Finance Authority (New Designs Charter School); Series 2012, Educational Facilities RB	5.50%	06/01/42	5,000	5,041,200
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/39	2,000	2,275,580
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2007 A, RB	5.50%	11/01/38	8,000	8,306,160
Series 2011, RB	7.25%	11/01/31	1,500	1,768,665
Series 2011, RB	7.50%	11/01/41	5,500	6,539,830
Series 2014 A, RB	6.13%	11/01/33	1,560	1,776,388
California (State of) Statewide Communities Development Authority (Collegiate Housing Foundation–Irvine, L.L.C.-University of California-Irvine East Campus Apartments, Phase II); Series 2008, Student Housing RB	6.00%	05/15/40	5,000	5,539,400
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/34	4,350	4,730,277
California (State of) Statewide Communities Development Authority (Hospice of Napa Valley); Series 2004 A, RB	7.00%	01/01/34	2,950	2,952,154
California (State of) Statewide Communities Development Authority (Huntington Park Charter School); Series 2007 A, Educational Facilities RB	5.25%	07/01/42	3,500	3,518,130
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing);
Series 2007, RB	5.40%	06/01/17	1,890	1,971,327
Series 2007, RB	5.63%	06/01/33	4,940	5,102,674
Series 2010, RB	7.50%	06/01/42	1,700	1,898,373
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.50%	12/01/54	5,950	6,586,412

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB(e)	7.00%	11/15/29	$1,745	$2,085,799
Series 2009, Senior Living RB(e)	7.25%	11/15/41	3,500	4,184,355
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden);
Series 2012, RB	4.75%	10/01/19	3,130	3,134,319
Series 2012, RB	6.00%	10/01/42	2,895	3,140,583
Series 2012, RB	6.00%	10/01/47	1,785	1,932,352
California (State of) Statewide Communities Development Authority Community Facilities District 2007-1 (Orinda);
Series 2007, Special Tax RB	6.00%	09/01/29	2,710	2,792,655
Series 2007, Special Tax RB	6.00%	09/01/37	6,130	6,315,862
California (State of) Statewide Communities Development Authority; Series 2008 A, Special Assessment RB	6.63%	09/02/38	7,610	7,906,257
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization);
Series 2002, Tobacco Settlement Asset-Backed RB	6.00%	05/01/43	15,000	15,001,350
Series 2006 A, Tobacco Settlement CAB Turbo RB(d)	0.00%	06/01/46	181,950	17,141,509
California County Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB(d)	0.00%	06/01/33	18,200	5,301,296
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.);
Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.13%	06/01/38	9,380	7,881,357
Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.25%	06/01/45	3,675	3,080,018
Carlsbad (City of) Community Facilities District 3 (Improvement Area 2);
Series 2008, Special Tax RB	6.10%	09/01/28	2,615	2,795,853
Series 2008, Special Tax RB	6.20%	09/01/38	5,960	6,322,726
Desert Community College District (Election of 2004); Series 2007 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(d)	0.00%	08/01/46	227,175	44,492,224
Eden (Township of) Healthcare District; Series 2010, COP	6.13%	06/01/34	2,510	2,725,283
Fairfield (City of) Community Facilities District No. 2007-1 (Fairfield Commons);
Series 2008, Special Tax RB	6.50%	09/01/23	1,345	1,477,523
Series 2008, Special Tax RB	6.75%	09/01/28	2,775	3,039,791
Series 2008, Special Tax RB	6.88%	09/01/38	4,820	5,320,653
Foothill-Eastern Transportation Corridor Agency;
Series 2013 C, Ref. Jr. Lien Toll Road RB	6.50%	01/15/43	10,750	12,947,407
Series 2014 A, Ref. Conv. Toll Road CAB RB(b)	6.85%	01/15/42	5,000	3,726,450
Series 2014 A, Ref. Toll Road CAB RB (INS–AGM)(a)(d)	0.00%	01/15/36	65,000	27,764,750
Series 2014 A, Ref. Toll Road CAB RB (INS–AGM)(a)(d)	0.00%	01/15/37	20,000	8,219,600
Series 2014 A, Ref. Toll Road RB	6.00%	01/15/49	20,000	23,839,000
Golden State Tobacco Securitization Corp.;
Series 2005 A, Enhanced Tobacco Settlement Asset-Backed RB (INS–BHAC)(a)(f)	5.00%	06/01/45	40,380	40,858,503
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/27	34,310	33,421,028
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/33	33,870	28,673,326
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/47	44,490	34,936,662
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.75%	06/01/47	45,595	39,205,773
Series 2007 A-2, Sr. Tobacco Settlement Asset-Backed RB	5.30%	06/01/37	42,000	35,495,460
Hawthorne (City of) Community Facilities District No. 2006-1; Series 2006, Special Tax RB	5.00%	09/01/30	3,000	3,134,610
Hesperia (City of) Public Financing Authority (Redevelopment & Housing); Series 2007 A, Tax Allocation RB (INS–SGI)(a)	5.00%	09/01/37	3,395	3,488,396
Inland Empire Tobacco Securitization Authority;
Series 2007 A, Tobacco Settlement RB	5.00%	06/01/21	4,190	4,190,293
Series 2007 C-1, Asset-Backed Tobacco Settlement CAB RB(d)	0.00%	06/01/36	88,085	17,706,847
Series 2007 D, Asset-Backed Tobacco Settlement CAB RB(d)	0.00%	06/01/57	32,090	307,101
Long Beach (City of) Bond Finance Authority; Series 2007 A, Natural Gas Purchase RB	5.50%	11/15/37	9,285	11,477,467

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Los Alamitos Unified School District (Capital); Series 2012, Conv. CAB COP(b)	6.05%	08/01/42	$9,000	$6,770,340
Los Angeles (City of) Community Facilities District No. 3 (Cascades Business Park); Series 1997, Special Tax RB	6.40%	09/01/22	550	560,456
Los Angeles (City of) Department of Water & Power; Series 2014 D, Power System RB(f)	5.00%	07/01/44	21,000	24,214,680
Los Angeles (City of) Department of Water & Power; Series 2012-B, Waterworks RB(f)	5.00%	07/01/43	66,530	75,521,529
M-S-R Energy Authority;
Series 2009 A, Gas RB	6.50%	11/01/39	10,735	14,834,804
Series 2009 B, Gas RB	6.50%	11/01/39	7,665	10,592,340
Series 2009 C, Gas RB	6.50%	11/01/39	6,885	9,514,450
Series 2009 C, Gas RB	7.00%	11/01/34	5,000	7,158,900
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(e)	6.50%	03/01/28	5,515	6,279,930
Murrieta (City of) Community Facilities District No. 2 (The Oaks Improvement Area);
Series 2004 B, Special Tax RB	6.00%	09/01/27	990	992,841
Series 2004 B, Special Tax RB	6.00%	09/01/34	1,985	1,989,228
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB	7.00%	08/01/32	4,750	6,043,947
Orange (City of) Community Facilities District No. 06-1 (Del Rio Public Improvements); Series 2010, Special Tax RB	6.00%	10/01/40	3,500	3,612,035
Perris (City of) Public Financing Authority; Series 2006, Tax Allocation RB	5.35%	10/01/36	1,350	1,351,917
Placentia (City of) Public Financing Authority (Working Capital Financing); Series 2009, Lease RB	7.50%	06/01/19	3,915	3,929,642
Quechan Indian Tribe of Fort Yuma (California & Arizona Governmental); Series 2008, RB	7.00%	12/01/27	5,310	5,131,425
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2005, Special Tax RB	5.50%	09/01/37	2,000	2,017,640
Riverside (County of) Redevelopment Agency (Mid-County Redevelopment Project Area); Series 2010 C, Tax Allocation RB	6.25%	10/01/40	1,780	2,005,597
Riverside (County of) Transportation Commission; Series 2013 A, Sr. Lien Toll RB	5.75%	06/01/48	7,000	8,085,140
Roseville (City of) (Fountains Community Facilities District No. 1); Series 2008, Special Tax RB	6.13%	09/01/38	1,000	1,079,380
Sacramento (County of) Community Facilities District No. 2005-2 (North Vineyard Station No. 1); Series 2007 A, Special Tax RB	6.00%	09/01/37	11,110	11,568,399
San Bernardino City Unified School District;
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(d)	0.00%	08/01/36	7,650	3,099,857
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(d)	0.00%	08/01/37	13,130	5,089,845
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(d)	0.00%	08/01/38	13,515	5,016,498
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(d)	0.00%	08/01/39	13,895	4,920,497
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(d)	0.00%	08/01/40	14,280	4,822,642
Series 2011 D, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(d)	0.00%	08/01/41	14,080	4,532,915
San Buenaventura (City of) (Community Memorial Health System);
Series 2011, RB	7.50%	12/01/41	20,980	25,800,365
Series 2011, RB	8.00%	12/01/31	9,875	12,718,210
San Diego Unified School District (Election of 2008); Series 2012 E, Unlimited Tax Conv. CAB GO Bonds(b)	5.25%	07/01/42	10,000	5,382,000
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment);
Series 2009 D, Tax Allocation RB	6.25%	08/01/28	1,000	1,159,760
Series 2009 D, Tax Allocation RB	6.50%	08/01/30	1,000	1,161,610
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 C, Special Tax CAB RB(d)	0.00%	08/01/36	5,710	1,823,146
Series 2013 C, Special Tax CAB RB(d)	0.00%	08/01/38	2,000	557,860
Series 2013 C, Special Tax CAB RB(d)	0.00%	08/01/43	17,000	3,501,830
San Gorgonio Memorial Health Care District (Election 2006); Series 2006 C, Unlimited Tax GO Bonds(g)(h)	7.20%	08/01/17	13,000	15,085,330

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Joaquin Hills Transportation Corridor Agency;
Series 2014 A, Ref. Sr. Toll Road RB	5.00%	01/15/50	$10,000	$10,792,400
Series 2014 B, Ref. Jr. Toll Road RB	5.25%	01/15/44	7,000	7,696,220
Series 2014 B, Ref. Jr. Toll Road RB	5.25%	01/15/49	13,000	14,182,220
San Jose (City of) (Helzer Courts Apartments); Series 1999 A, MFH RB(i)	6.40%	12/01/41	14,123	14,129,073
San Jose (City of) Community Facilities District No. 9 (Bailey/Highway 101);
Series 2003, Special Tax RB	6.60%	09/01/27	2,000	2,004,300
Series 2003, Special Tax RB	6.65%	09/01/32	2,630	2,634,892
Santa Cruz (County of) Redevelopment Agency (Live Oak/Soquel Community Improvement); Series 2009 A, Tax Allocation RB	7.00%	09/01/36	3,500	4,148,760
Savanna Elementary School District (Election of 2008); Series 2012 B, Unlimited Tax Conv. CAB GO Bonds (INS–AGM)(a)(b)	6.75%	02/01/52	7,500	4,239,300
Southern California Logistics Airport Authority;
Series 2007, Tax Allocation RB(j)	6.15%	12/01/43	4,400	1,847,868
Series 2008 A, Tax Allocation CAB RB(d)	0.00%	12/01/45	18,085	545,082
Series 2008 A, Tax Allocation CAB RB(d)	0.00%	12/01/46	18,085	517,954
Series 2008 A, Tax Allocation CAB RB(d)	0.00%	12/01/47	18,085	449,231
Series 2008 A, Tax Allocation CAB RB(d)	0.00%	12/01/48	18,085	418,487
Series 2008 A, Tax Allocation CAB RB(d)	0.00%	12/01/49	18,085	382,317
Series 2008 A, Tax Allocation CAB RB(d)	0.00%	12/01/50	18,085	355,189
Series 2008 A, Tax Allocation RB	6.00%	12/01/33	1,475	619,456
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.);
Series 2006, Tobacco Settlement Asset-Backed First Sub. CAB RB(d)	0.00%	06/01/46	35,000	896,000
Series 2006, Tobacco Settlement Asset-Backed Second Sub. CAB RB(d)	0.00%	06/01/46	27,200	601,936
Series 2006, Tobacco Settlement Asset-Backed Third Sub. CAB RB(d)	0.00%	06/01/46	47,000	966,320
Series 2006 A-1, Sr. RB	4.75%	06/01/25	10	10,001
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/37	21,715	18,598,897
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/46	2,500	2,103,525
University of California; Series 2014 AM, RB(f)	5.00%	05/15/44	34,545	39,680,805
Vallejo (City of) Public Financing Authority (Hiddenbrooke Improvement District); Series 2004 A, Local Agency RB	5.80%	09/01/31	4,015	4,058,242
Victor Valley Union High School District (Election of 2008);
Series 2013 B, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/43	11,855	2,621,022
Series 2013 B, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/44	12,475	2,594,176
Series 2013 B, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/47	14,550	2,509,293
Series 2013 B, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/48	7,000	1,132,320
Series 2013 B, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/49	15,715	2,385,223
Series 2013 B, Unlimited Tax CAB GO Bonds(d)	0.00%	08/01/52	37,560	4,692,371
Yuba City (City of) Redevelopment Agency (Housing Set–Aside);
Series 2004 B, Tax Allocation RB	6.00%	09/01/31	1,060	1,062,438
Series 2004 B, Tax Allocation RB	6.00%	09/01/39	1,880	1,884,004
Yuba City (City of) Redevelopment Agency (Redevelopment); Series 2004, Tax Allocation RB	6.00%	09/01/31	1,800	1,804,140
				1,156,237,421

Colorado–4.09%
Arista Metropolitan District; Series 2005, Special Limited Tax GO Bonds	6.75%	12/01/35	1,943	1,947,624
Beacon Point Metropolitan District;
Series 2005 A, Limited Tax GO Bonds	6.13%	12/01/25	1,275	1,282,523
Series 2005 A, Limited Tax GO Bonds	6.25%	12/01/35	3,510	3,526,672
Broomfield Village Metropolitan District No. 2; Series 2003, Ref. & Improvement Limited Tax GO Bonds	6.25%	12/01/32	3,890	3,736,539
Buckhorn Valley Metropolitan District No. 2; Series 2003, Limited Tax GO Bonds(c)	7.00%	12/01/23	60	21,674

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Castle Oaks Metropolitan District;
Series 2005, Limited Tax GO Bonds(g)(h)	6.00%	12/01/15	$805	$839,164
Series 2005, Limited Tax GO Bonds(g)(h)	6.13%	12/01/15	1,286	1,341,800
Central Platte Valley Metropolitan District; Series 2014, Ref. Unlimited Tax GO Bonds	5.00%	12/01/43	1,250	1,305,225
Colorado (State of) Educational & Cultural Facilities Authority (Banning Lewis Ranch Academy); Series 2006, Charter School RB(e)	6.13%	12/15/35	2,645	2,683,776
Colorado (State of) Educational & Cultural Facilities Authority (Brighton Charter School); Series 2006, Charter School RB	6.00%	11/01/36	3,195	3,024,483
Colorado (State of) Educational & Cultural Facilities Authority (Community Leadership Academy);
Series 2008, Charter School RB	6.25%	07/01/28	1,650	1,719,366
Series 2008, Charter School RB	6.50%	07/01/38	1,000	1,041,220
Series 2013, Charter School RB	7.45%	08/01/48	2,245	2,654,421
Colorado (State of) Educational & Cultural Facilities Authority (Flagstaff Academy); Series 2008 A, Charter School RB	7.00%	08/01/38	1,500	1,581,780
Colorado (State of) Educational & Cultural Facilities Authority (Monument Academy);
Series 2007, Charter School RB(g)(h)	5.88%	10/01/17	2,500	2,818,200
Series 2007, Charter School RB(g)(h)	6.00%	10/01/17	1,635	1,848,335
Series 2008 A, Charter School RB(g)(h)	7.25%	10/01/18	500	606,590
Colorado (State of) Educational & Cultural Facilities Authority (New Vision Charter School); Series 2008, RB(e)	6.75%	04/01/40	1,790	1,837,668
Colorado (State of) Educational & Cultural Facilities Authority (North Star Academy); Series 2008 A, Ref. & Improvement RB(e)	8.25%	11/01/39	2,855	3,120,800
Colorado (State of) Educational & Cultural Facilities Authority (Northeast Academy); Series 2007, Charter School RB (Acquired 07/27/07-03/31/08; Cost $2,302,785)(e)	5.75%	05/15/37	2,395	1,810,931
Colorado (State of) Educational & Cultural Facilities Authority (The Classical Academy); Series 2008 A, Charter School RB(g)(h)	7.40%	12/01/18	2,000	2,427,820
Colorado (State of) Educational and Cultural Facilities Authority (Skyview Academy);
Series 2014, Ref. & Improvement Charter School RB(e)	5.38%	07/01/44	1,350	1,432,337
Series 2014, Ref. & Improvement Charter School RB(e)	5.50%	07/01/49	1,600	1,696,272
Colorado (State of) Health Facilities Authority (American Baptist Homes); Series 2009 A, RB	7.75%	08/01/39	4,000	4,467,160
Colorado (State of) Health Facilities Authority (Christian Living Communities);
Series 2006 A, RB	5.75%	01/01/37	9,355	9,558,284
Series 2011, RB	6.38%	01/01/41	1,615	1,762,272
Colorado (State of) Health Facilities Authority (SCL Health System); Series 2013 A, RB(f)	5.00%	01/01/44	21,000	23,666,790
Colorado (State of) Health Facilities Authority (Total Longterm Care National Obligated Group);
Series 2010 A, RB	6.00%	11/15/30	1,600	1,768,416
Series 2010 A, RB	6.25%	11/15/40	4,750	5,249,177
Series 2011, RB	5.75%	11/15/31	1,000	1,096,870
Series 2011, RB	6.00%	11/15/40	1,195	1,319,292
Colorado (State of) Health Facilities Authority (Volunteers of America Care);
Series 2007 A, Health & Residential Care Facilities RB	5.20%	07/01/22	800	800,840
Series 2007 A, Health & Residential Care Facilities RB	5.25%	07/01/27	3,260	3,259,967
Series 2007 A, Health & Residential Care Facilities RB	5.30%	07/01/37	5,815	5,713,703
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2010, Private Activity RB	6.00%	01/15/41	13,935	16,028,316
Colorado Springs (City of) Urban Renewal Authority (University Village Colorado); Series 2008 A, Tax Increment Allocation RB(c)	7.00%	12/01/29	2,500	1,998,200
Copperleaf Metropolitan District No. 2;
Series 2006, Limited Tax GO Bonds	5.85%	12/01/26	1,000	1,013,380
Series 2006, Limited Tax GO Bonds	5.95%	12/01/36	9,000	9,082,710
Country Club Village Metropolitan District; Series 2006, Limited Tax GO Bonds(g)(h)	6.00%	12/01/15	589	614,362
Cross Creek Metropolitan District No. 2; Series 2006, Ref. Limited Tax Floating Rate GO Bonds(k)	5.00%	12/01/37	2,630	2,282,104
Denver (City & County of) (United Airlines);
Series 2007 A, Ref. Special Facilities Airport RB(i)	5.25%	10/01/32	17,110	18,030,689
Series 2007 A, Ref. Special Facilities Airport RB(i)	5.75%	10/01/32	11,400	12,205,980

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Elbert (County of) & Highway 86 Commercial Metropolitan District; Series 2008 A, Public Improvement Fee RB(l)	3.38%	12/01/32	$4,500	$2,004,480
Fitzsimons Village Metropolitan District No. 1; Series 2010 A, Tax Increment Allocation & Public Improvement Fee Supported RB	7.50%	03/01/40	5,258	5,855,204
Fossil Ridge Metropolitan District No. 1; Series 2010, Ref. Tax Supported Limited Tax GO Bonds	7.25%	12/01/40	985	1,101,053
Grandby Ranch Metropolitan District; Series 2006, Limited Tax GO Bonds	6.75%	12/01/36	2,832	2,849,388
High Plains Metropolitan District;
Series 2005 A, Limited Tax GO Bonds(l)	2.76%	12/01/25	2,220	1,262,536
Series 2005 A, Limited Tax GO Bonds(l)	2.81%	12/01/35	4,000	2,246,840
Jordan Crossing Metropolitan District; Series 2006, Limited Tax GO Bonds	5.75%	12/01/36	1,330	986,661
Lafayette (City of) (Rocky Mountain Instrument); Series 1998 A, IDR(i)	7.00%	10/01/18	2,885	2,701,485
Liberty Ranch Metropolitan District; Series 2006, Limited Tax GO Bonds	6.25%	12/01/36	1,558	1,404,194
Lincoln Park Metropolitan District;
Series 2008, Ref. & Improvement Unlimited Tax GO Bonds(g)(h)	6.13%	12/01/17	6,250	7,132,875
Series 2008, Ref. & Improvement Unlimited Tax GO Bonds(g)(h)	6.20%	12/01/17	5,550	6,345,315
Montezuma (County of) Hospital District; Series 2007, Ref. RB	5.90%	10/01/37	6,230	6,361,453
Montrose (County of) (The Homestead at Montrose, Inc.);
Series 2003 A, Health Care Facilities RB	6.75%	02/01/22	300	300,561
Series 2003 A, Health Care Facilities RB	7.00%	02/01/25	800	801,488
Series 2003 A, Health Care Facilities RB	7.00%	02/01/38	6,200	6,208,680
Montrose (County of) Memorial Hospital Board of Trustees; Series 2003, Enterprise RB	6.00%	12/01/33	5,500	5,574,470
Neu Towne Metropolitan District; Series 2004, Limited Tax GO Bonds(l)	1.80%	12/01/34	1,500	398,310
Northwest Metropolitan District No. 3;
Series 2005, Limited Tax GO Bonds	6.13%	12/01/25	4,500	4,435,155
Series 2005, Limited Tax GO Bonds	6.25%	12/01/35	7,450	7,146,040
Public Authority for Colorado Energy; Series 2008, Natural Gas Purchase RB	6.50%	11/15/38	35,700	48,948,984
Reata South Metropolitan District; Series 2007 A, Limited Tax GO Bonds	7.25%	06/01/37	1,000	986,810
Riverdale Peaks II Metropolitan District; Series 2005, Limited Tax GO Bonds	6.50%	12/01/35	1,000	396,260
Tallgrass Metropolitan District; Series 2007, Ref. & Improvement Limited Tax GO Bonds	5.25%	12/01/37	4,712	4,718,503
University of Colorado; Series 2014 A, Enterprise RB(f)	5.00%	06/01/46	16,835	19,307,051
Vista Ridge Metropolitan District; Series 2006 B, Ref. Sub. Limited Tax GO Bonds(d)(j)	0.00%	12/01/40	1,000	633,000
				304,330,528

Connecticut–0.35%
Connecticut (State of) Health & Educational Facilities Authority (St. Mary’s Hospital); Series 1997 E, RB	5.88%	07/01/22	3,660	3,667,100
Georgetown (City of) Special Taxing District; Series 2006 A, Unlimited Tax GO Bonds(c)(e)	5.13%	10/01/36	4,405	1,756,009
Hamden (Town of) (Whitney Center);
Series 2009 A, RB	7.63%	01/01/30	2,780	2,900,819
Series 2009 A, RB	7.75%	01/01/43	10,995	11,345,521
Series 2009 C, RB(g)	7.25%	01/01/16	2,000	2,030,440
Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, Special Obligation Tax Allocation RB	7.88%	04/01/39	3,000	3,639,360
Manchester (Town of) Redevelopment Agency (Bennet Housing Development); Series 1993, MFH Mortgage RB (Acquired 09/20/1999; Cost $431,106)(e)	7.20%	12/01/18	465	468,474
				25,807,723

Delaware–0.09%
Delaware (State of) Economic Development Authority (Newark Charter School); Series 2012, RB	5.00%	09/01/42	1,350	1,428,435
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/30	1,610	1,646,193
Wilmington (City of) (Electra Arms Senior Association); Series 1998, MFH Rental RB(i)	6.25%	06/01/28	3,990	3,991,875
				7,066,503

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia–1.60%
District of Columbia (Center for Strategic & International Studies, Inc.);
Series 2011, RB	6.38%	03/01/31	$2,000	$2,200,000
Series 2011, RB	6.63%	03/01/41	5,150	5,720,774
District of Columbia (Cesar Chavez Charter School); Series 2011, RB	7.88%	11/15/40	7,000	8,303,470
District of Columbia (Gallaudet University); Series 2011, University RB	5.50%	04/01/41	3,000	3,366,840
District of Columbia (Methodist Home);
Series 1999, RB	6.00%	01/01/29	2,545	2,498,147
Series 2009 A, RB	7.50%	01/01/39	1,520	1,521,170
District of Columbia (Provident Group–Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/45	12,285	12,626,032
District of Columbia (Sibley Memorial Hospital);
Series 2009, Hospital RB	6.38%	10/01/39	2,000	2,359,100
Series 2009, Hospital RB	6.50%	10/01/29	5,000	5,978,000
District of Columbia Tobacco Settlement Financing Corp.; Series 2006 C, Asset-Backed CAB RB(d)	0.00%	06/15/55	60,320	463,861
District of Columbia Water & Sewer Authority; Series 2013 A, Sub. Lien Public Utility RB(f)	5.00%	10/01/44	27,000	30,756,240
District of Columbia;
Series 2009 B, Ref. Sec. Income Tax RB(f)	5.00%	12/01/25	16,165	18,909,170
Series 2014 C, Unlimited Tax GO Bonds(f)	5.00%	06/01/38	21,000	24,373,230
				119,076,034

Florida–7.19%
Alachua (County of) (North Florida Retirement Village, Inc.);
Series 2007, IDR	5.88%	11/15/36	10,500	10,757,250
Series 2007, IDR	5.88%	11/15/42	20,365	20,827,489
Alachua (County of) Health Facilities Authority (East Ridge Retirement Village, Inc.);
Series 2014, RB	6.25%	11/15/44	2,500	2,784,825
Series 2014, RB	6.38%	11/15/49	5,250	5,892,285
Alachua (County of) Health Facilities Authority (Oak Hammock at the University of Florida);
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/32	1,000	1,264,690
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/42	2,500	3,148,600
Series 2012 A, Ref. Continuing Care Retirement Community RB	8.00%	10/01/46	2,000	2,514,120
Alachua (County of) Health Facilities Authority (Terraces at Bonita Springs);
Series 2011 A, RB	8.00%	11/15/31	3,000	3,524,610
Series 2011 A, RB	8.13%	11/15/41	11,200	13,080,816
Series 2011 A, RB	8.13%	11/15/46	6,000	6,991,980
Anthem Park Community Development District; Series 2004, Capital Improvement Special Assessment RB	5.80%	05/01/36	5,795	5,808,676
Bloomingdale (Villages of) Community Development District; Series 2004, Special Assessment RB	5.88%	05/01/36	2,885	2,896,396
Bonnet Creek Resort Community Development District;
Series 2002, Special Assessment RB	7.38%	05/01/34	2,945	2,946,531
Series 2002, Special Assessment RB	7.50%	05/01/34	4,170	4,172,585
Broward (County of) (Civic Arena);
Series 2006 A, Ref. Professional Sports Facilities Tax RB (INS–AGM)(a)(f)	5.00%	09/01/24	7,555	8,051,137
Series 2006 A, Ref. Professional Sports Facilities Tax RB (INS–AGM)(a)(f)	5.00%	09/01/25	7,910	8,429,450
Buckeye Park Community Development District; Series 2008 A, Capital Improvement Special Assessment RB(c)	7.88%	05/01/38	4,900	1,982,491
Capital Trust Agency (Miami Community Charter School) Series 2010 A, RB	7.00%	10/15/40	1,500	1,651,230
Capital Trust Agency (Million Air One LLC); Series 2011, RB(i)	7.75%	01/01/41	14,300	13,837,109
Caribe Palm Community Development District; Series 2005 A, Special Assessment RB	5.85%	05/01/35	675	683,249
Championsgate Community Development District; Series 1998 A, Capital Improvement Special Assessment RB	6.25%	05/01/20	1,960	1,949,083
Collier (County of) Industrial Development Authority (The Arlington of Naples);
Series 2014 A, Continuing Care Community RB(e)	8.13%	05/15/44	5,560	6,437,646
Series 2014 A, Continuing Care Community RB(e)	8.25%	05/15/49	44,570	51,618,745
Series 2014 B-1, TEMPS-85SM Continuing Care Community RB(e)	6.88%	05/15/21	8,350	8,455,961
Series 2014 B-2, TEMPS-70SM Continuing Care Community RB(e)	6.50%	05/15/20	5,000	5,020,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Cory Lakes Community Development District;
Series 2001 A, Special Assessment RB	8.38%	05/01/17	$130	$135,125
Series 2001 B, Special Assessment RB	8.38%	05/01/17	70	72,759
East Homestead Community Development District; Series 2013, Special Assessment RB	5.63%	11/01/43	2,000	2,108,360
Florida (State of) Mid-Bay Bridge Authority; Series 2011 A, Springing Lien RB	7.25%	10/01/40	14,000	17,057,880
Florida Development Finance Corp. (Palm Bay Academy, Inc.);
Series 2006 A, RB(j)	6.00%	05/15/36	2,130	1,363,264
Series 2007 A, RB(j)	6.13%	05/15/37	1,855	1,187,256
Florida Development Finance Corp. (Renaissance Charter School, Inc.);
Series 2012 A, Educational Facilities RB	6.00%	06/15/32	4,250	4,352,850
Series 2012 A, Educational Facilities RB	6.13%	06/15/43	4,250	4,340,950
Florida Development Finance Corp. (Sculptor Charter School);
Series 2008 A, RB	7.25%	10/01/38	2,710	2,921,082
Series 2012, RB	7.00%	10/01/26	125	141,285
Series 2012, RB	7.25%	10/01/41	595	672,231
Florida Housing Finance Corp. (Westchase Apartments); Series 1998 B, RB(g)(i)	6.61%	07/01/28	9,380	8,441,625
Gramercy Farms Community Development District;
Series 2007 A-1, Special Assessment RB(c)	5.25%	05/01/39	1,335	13
Series 2007 A-2, Special Assessment RB(c)	5.25%	05/01/39	1,700	17
Series 2007 B, Special Assessment RB(c)	5.10%	05/01/14	4,385	44
Series 2011, Ref. Special Assessment Conv. CAB RB(b)	6.75%	05/01/39	29,070	3,857,880
Hammock Bay Community Development District; Series 2004 A, Special Assessment RB	6.13%	05/01/35	2,420	2,448,459
Harbour Isles Community Development District; Series 2004, Special Assessment RB	6.13%	05/01/35	1,255	1,263,220
Heritage Harbor Community Development District; Series 1997, Recreational RB	7.75%	05/01/23	360	359,993
Hillsborough (County of) Industrial Development Authority (Health Facilities); Series 2008 B, IDR(g)(h)	8.00%	08/15/19	1,000	1,304,500
Jacksonville (City of) Economic Development Commission (Proton Therapy Institute); Series 2007 A, Ref. Health Care Facilities RB(e)	6.25%	09/01/27	10,500	11,316,795
Kendall Breeze Community Development District; Series 2004, Special Assessment RB	5.88%	05/01/34	1,285	1,296,424
Lakeland (City of) (Carpenter’s Home Estate Accredited Investor); Series 2008, Ref. First Mortgage Retirement Community RB	6.38%	01/01/43	2,250	2,405,857
Lakeside Landings Community Development District;
Series 2007 A, Special Assessment RB(c)	5.50%	05/01/38	1,000	399,910
Series 2007 B, Special Assessment RB(c)	5.25%	05/01/13	1,940	775,845
Lee (County of) Industrial Development Authority (Cypress Cove Healthpark);
Series 2012, Ref. RB	5.25%	10/01/32	4,500	4,780,305
Series 2012, Ref. RB	5.75%	10/01/42	10,100	10,934,462
Series 2012, Ref. RB	6.50%	10/01/47	10,000	11,287,700
Lee (County of) Industrial Development Authority (Lee County Community Charter Schools, LLC);
Series 2012, IDR	5.50%	06/15/32	1,880	2,009,006
Series 2012, IDR	5.75%	06/15/42	3,210	3,436,465
Leon (County of) Educational Facilities Authority (Southgate Residence Hall); Series 1998 A, Ref. RB	6.75%	09/01/28	7,355	7,355,515
Miami-Dade (County of) (Building Better Communities Program); Series 2008 A, Unlimited Tax GO Bonds (INS–AGC)(a)(f)	5.00%	07/01/30	15,210	16,800,966
Miami-Dade (County of) (Miami International Airport); Series 2008 A, Aviation RB (INS–AGC)(a)(f)(i)	5.25%	10/01/33	16,500	18,394,695
Miami-Dade (County of) Health Facilities Authority (Miami Children’s Hospital);
Series 2010 A, Ref. Hospital RB	6.00%	08/01/30	500	591,080
Series 2010 A, Ref. Hospital RB	6.13%	08/01/42	250	293,783
Miami-Dade (County of) School Board;
Series 2008 B, COP (INS–AGC)(a)(f)	5.25%	05/01/26	5,000	5,544,150
Series 2008 B, COP (INS–AGC)(a)(f)	5.25%	05/01/27	10,000	11,088,300
Miami-Dade (County of);
Series 2005 A, Sub. Special Obligation CAB RB (INS–NATL)(a)(d)	0.00%	10/01/40	10,070	2,677,915
Series 2009, Sub. Special Obligation CAB RB(d)	0.00%	10/01/35	12,000	5,001,960
Series 2009, Sub. Special Obligation CAB RB(d)	0.00%	10/01/42	42,215	11,837,086

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Mount Dora (City of) Health Facilities Authority (Waterman Village);
Series 2002 A, RB	6.75%	08/15/25	$3,000	$2,822,160
Series 2004 A, Ref. RB	5.75%	08/15/18	3,080	2,977,374
Oak Creek Community Development District; Series 2004, Special Assessment RB	5.80%	05/01/35	1,515	1,530,317
Orange (County of) Health Facilities Authority (Orlando Lutheran Towers, Inc.);
Series 2005, Ref. RB	5.70%	07/01/26	4,000	4,030,920
Series 2007, First Mortgage RB	5.50%	07/01/32	6,750	6,987,802
Series 2007, First Mortgage RB	5.50%	07/01/38	7,450	7,695,626
Orange (County of) Housing Finance Authority (Alhambra Trace Apartments); Series 1998 C, RB	7.00%	04/01/28	1,645	1,645,642
Orange (County of) Housing Finance Authority (Governors Manor Apartments); Series 2001 F-4, RB	7.25%	10/01/31	3,485	3,491,203
Orange (County of) Housing Finance Authority (Lake Davis Apartments); Series 2001 F-1, RB	7.25%	10/01/31	720	721,282
Orange (County of) Housing Finance Authority (Lake Jennie Phase I); Series 2001 F-2, RB	7.25%	10/01/31	195	195,347
Orange (County of) Housing Finance Authority (Lake Jennie Phase II); Series 2001 F-3, RB	7.25%	10/01/31	720	721,282
Orange (County of) Housing Finance Authority (Mellonville Trace Apartments); Series 2001 F-5, RB	7.25%	10/01/31	280	280,498
Orlando (City of); Series 2014 A, Contract Tourist Development Tax Payments RB(f)	5.00%	11/01/39	20,305	23,225,671
Overoaks Community Development District;
Series 2004 A, Capital Improvement Special Assessment RB(m)	6.13%	05/01/35	410	4
Series 2010 A-2, Capital Improvement RB	6.13%	05/01/35	415	415,577
Series 2010 B, Capital Improvement RB	5.13%	05/01/17	570	564,135
Palm Beach (County of) Health Facilities Authority (Sinai Residences of Boca Raton); Series 2014 A, RB	7.50%	06/01/49	2,750	3,153,425
Palm Coast Park Community Development District; Series 2006, Special Assessment RB	5.70%	05/01/37	4,460	3,780,341
Pine Ridge Plantation Community Development District; Series 2006 A, Capital Improvement Special Assessment RB	5.40%	05/01/37	1,520	1,342,069
Pinellas (County of) Educational Facilities Authority (Pinellas Preparatory Academy);
Series 2011 A, RB	6.13%	09/15/21	400	435,092
Series 2011 A, RB	7.13%	09/15/41	3,250	3,592,485
Poinciana West Community Development District; Series 2007, Special Assessment RB	6.00%	05/01/37	1,495	1,505,749
Port St. Lucie (City of) (Glassman Special Assessment District); Series 2003 C, Special Assessment RB	6.75%	07/01/23	3,300	3,303,498
Reunion East Community Development District;
Series 2002 A-1, Special Assessment RB	7.38%	05/01/33	690	700,950
Series 2002 A-2, Special Assessment RB(j)	7.38%	05/01/33	310	201,528
Series 2005, Special Assessment RB(c)	5.80%	05/01/36	4,300	2,795,301
Seminole Indian Tribe of Florida; Series 2007 A, Special Obligation RB(e)	5.50%	10/01/24	5,350	5,759,007
Seven Oaks Community Development District II;
Series 2003 A, Special Assessment RB	6.40%	05/01/34	4,375	4,355,356
Series 2004 A, Special Assessment RB	5.88%	05/01/35	2,475	2,368,327
St. Johns (County of) Industrial Development Authority (Glenmoor);
Series 2014 A, Ref. Health Care Floating Rate RB(k)	1.34%	01/01/49	11,363	4,180,150
Series 2014 B, Ref. Sub. Health Care RB	2.50%	01/01/49	4,205	42
St. Johns (County of) Industrial Development Authority (Presbyterian Retirement Communities); Series 2010 A, RB	6.00%	08/01/45	4,000	4,537,880
St. Petersburg (City of) Health Facilities Authority (All Children’s Hospital, Inc. Obligated Group);
Series 2009 A, Ref. RB	6.25%	11/15/29	150	177,884
Series 2009 A, Ref. RB	6.50%	11/15/39	1,000	1,187,660
Sterling Hill Community Development District; Series 2003 A, Capital Improvement Special Assessment RB	6.20%	05/01/35	1,495	1,169,240
Stonegate Community Development District; Series 2008, Special Assessment RB	8.13%	05/01/39	4,580	4,986,841
Tampa Bay Water; Series 2001 A, Ref. & Improvement Utility System RB (INS–NATL)(a)(f)	6.00%	10/01/29	13,440	18,234,048
Town Center at Palm Coast Community Development District; Series 2005, Capital Improvement Special Assessment RB	6.00%	05/01/36	10,590	10,196,264
Treeline Preserve Community Development District; Series 2007 A, Special Assessment RB(j)	6.80%	05/01/39	4,895	1,958,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Turnbull Creek Community Development District;
Series 2005, Special Assessment RB	5.80%	05/01/35	$3,295	$3,295,033
Series 2006, Special Assessment RB	5.25%	05/01/37	3,320	3,109,180
University Square Community Development District; Series 2007 A-1, Capital Improvement Special Assessment RB	5.88%	05/01/38	2,785	2,831,621
Waterlefe Community Development District; Series 2001, Golf Course RB(c)	8.13%	10/01/25	2,645	181,659
West Villages Improvement District; Series 2007, Special Assessment RB(c)	5.50%	05/01/38	9,000	9,065,430
Winter Garden Village at Fowler Groves Community Development District; Series 2006, Special Assessment RB	5.65%	05/01/37	2,435	2,476,127
World Commerce Community Development District; Series 2004 A-2, Special Assessment RB	6.13%	05/01/35	1,415	1,415,099
				534,585,475

Georgia–1.25%
Americus (City of) & Sumter (County of) Hospital Authority (Magnolia Manor Obligated Group);
Series 2013 A, Ref. RB	6.25%	05/15/33	3,950	4,380,036
Series 2013 A, Ref. RB	6.38%	05/15/43	8,000	8,837,920
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB	7.38%	01/01/31	12,000	14,135,880
Atlanta (City of) (Eastside); Series 2005 B, Tax Allocation RB	5.60%	01/01/30	4,700	4,771,910
Atlanta (City of) Water & Wastewater; Series 2015, Ref. RB(f)	5.00%	11/01/40	22,450	25,683,923
Clayton (County of) Development Authority (Delta Air Lines, Inc.);
Series 2009 A, Special Facilities RB	8.75%	06/01/29	4,500	5,677,695
Series 2009 B, Special Facilities RB(i)	9.00%	06/01/35	9,595	9,754,181
DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.);
Series 2010, RAC	6.00%	09/01/30	2,200	2,450,756
Series 2010, RAC	6.13%	09/01/40	6,510	7,194,331
Rockdale (County of) Development Authority (Visy Paper); Series 2007 A, RB(i)	6.13%	01/01/34	9,615	9,875,086
				92,761,718

Guam–0.10%
Guam (Territory of) Waterworks Authority; Series 2005, Water & Wastewater System RB(g)(h)	5.88%	07/01/15	7,250	7,389,128

Hawaii–0.37%
Hawaii (State of) Department of Budget & Finance (15 Craigside);
Series 2009 A, Special Purpose Senior Living RB	8.75%	11/15/29	850	1,076,253
Series 2009 A, Special Purpose Senior Living RB	9.00%	11/15/44	6,530	8,207,949
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc. & Subsidiary); Series 2007 A, Special Purpose RB (INS–FGIC)(a)(i)	4.65%	03/01/37	4,210	4,326,322
Honolulu (City & County of); Series 2009 A, Unlimited Tax GO Bonds(f)	5.25%	04/01/29	12,000	13,829,640
				27,440,164

Idaho–0.42%
Gooding Industrial Development Corp. (Intrepid Technology & Resources); Series 2006, Solid Waste Disposal RB (Acquired 11/03/06; Cost $7,640,000)(c)(e)(i)	7.50%	11/01/24	7,640	76
Idaho (State of) Health Facilities Authority (Terraces of Boise);
Series 2014 A, RB	8.00%	10/01/44	4,000	4,301,760
Series 2014 A, RB	8.13%	10/01/49	9,000	9,724,050
Series 2014 B-1, TEMPS-75SM RB	6.50%	10/01/22	2,140	2,160,951
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2007, Ref. RB	6.13%	11/15/37	8,355	8,622,360
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.); Series 2010 A, Non-profit Facilities RB	6.25%	07/01/40	1,000	1,081,250
Idaho (State of) Housing & Finance Association (Liberty Charter School); Series 2008 A, Non-profit Facilities RB	6.00%	06/01/38	750	787,005
Idaho (State of) Housing & Finance Association (North Star Charter School);
Series 2014 A, Ref. Non-profit Facilities RB(e)	6.75%	07/01/28	79	78,603
Series 2014 A, Ref. Non-profit Facilities RB(e)	6.75%	07/01/36	526	523,507
Series 2014 A, Ref. Non-profit Facilities RB(e)	6.75%	07/01/48	1,061	1,048,343
Series 2014 B, Ref. Non-profit Facilities CAB RB (d)(e)	0.00%	07/01/49	9,112	755,760

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–(continued)
Idaho (State of) Housing & Finance Association (Victory Charter School, Inc.); Series 2009 A, Non-profit Facilities RB	8.25%	07/01/39	$745	$838,222
Idaho (State of) Housing & Finance Association; Series 2008 A, Non-profit Facilities RB	6.13%	07/01/38	1,580	1,665,920
				31,587,807

Illinois–9.93%
Annawan (Village of) (Patriot Renewable Fuels, LLC); Series 2007, Tax Increment Allocation RB	5.63%	01/01/18	2,020	2,019,838
Antioch (Village of) Special Service Area No. 1 (Deercrest); Series 2003, Special Tax RB	6.63%	03/01/33	3,515	3,216,998
Aurora (City of) (East River Area TIF No. 6); Series 2008 A, Tax Increment Allocation RB	6.75%	12/30/27	2,075	2,260,796
Aurora (City of) (River City TIF No. 3); Series 2008 B, Tax Increment Allocation RB	6.50%	12/30/23	3,145	3,451,606
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/23	5,000	5,119,850
Bolingbrook (Village of) Special Services Area No. 1 (Forest City); Series 2005, Special Tax RB	5.90%	03/01/27	2,000	2,014,600
Bolingbrook (Village of);
Series 2005, Sales Tax RB	6.00%	01/01/26	4,500	4,232,070
Series 2005, Sales Tax RB	6.25%	01/01/24	6,000	5,837,100
Bourbonnais (Village of) (Olivet Nazarene University); Series 2013, Industrial Project RB	5.00%	11/01/44	2,775	2,954,820
Bradley (Village of) (Bradley Commons); Series 2007, Tax Increment Allocation RB	6.10%	01/01/27	2,540	2,615,844
Chicago (City of) (Asphalt Operating Services); Series 2010, Recovery Zone Facility RB	6.13%	12/01/18	4,910	5,132,521
Chicago (City of) (Diversey/Narragansett); Series 2006, Tax Increment Allocation Revenue COP	7.46%	02/15/26	2,550	1,842,248
Chicago (City of) (Lakeshore East); Series 2003, Special Assessment Improvement RB	6.63%	12/01/22	3,197	3,212,505
Chicago (City of) (O’Hare International Airport); Series 2008 A, Third Lien General Airport RB (INS–AGM)(a)(f)	5.00%	01/01/33	14,000	15,195,880
Chicago (City of) Board of Education; Series 2008 C, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)(f)	5.00%	12/01/32	13,050	14,043,366
Chicago (City of) Metropolitan Water Reclamation District; Series 2015 A, Unlimited Tax GO Green Bonds(f)	5.00%	12/01/44	21,000	23,957,430
Chicago (City of) Transit Authority; Series 2014, Sales Tax Receipts RB(f)	5.25%	12/01/49	27,000	30,855,060
Chicago (City of);
Series 2011, COP	7.13%	05/01/25	9,700	10,615,292
Series 2011, COP	7.13%	05/01/25	9,185	10,051,697
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/21	1,000	1,087,830
Cook (County of) (Navistar International Corp.); Series 2010, Recovery Zone Facility RB	6.50%	10/15/40	10,000	10,845,100
Cortland (Town of) (Sheaffer System); Series 2006, Special Tax RB(c)(e)	5.50%	03/01/17	3,439	687,766
Deerfield (Village of); Series 2011, Ref. RB	6.00%	10/01/42	3,319	3,156,004
Du Page (County of) Special Service Area No. 31 (Monarch Landing); Series 2006, Special Tax RB	5.40%	03/01/16	40	40,744
East Dundee (Village of) (Route 25 South Redevelopment); Series 2012, Limited Obligation Tax Increment Allocation RB	5.63%	12/01/31	1,530	1,517,561
Gilberts (Village of) Special Service Area No. 24 (The Conservancy); Series 2014 A, Special Tax RB	5.38%	03/01/34	1,621	1,377,048
Hillside (Village of) (Mannheim Redevelopment);
Series 2008, Sr. Lien Tax Increment Allocation RB	6.55%	01/01/20	660	720,720
Series 2008, Sr. Lien Tax Increment Allocation RB	7.00%	01/01/28	8,000	8,686,800
Illinois (State of) Finance Authority (Christian Homes, Inc.);
Series 2007, Ref. RB	5.75%	05/15/26	2,130	2,366,707
Series 2007, Ref. RB	5.75%	05/15/26	3,445	3,568,469
Series 2007, Ref. RB	5.75%	05/15/31	1,080	1,200,020
Series 2007, Ref. RB	5.75%	05/15/31	1,745	1,800,805
Illinois (State of) Finance Authority (Clare Oaks);
Series 2012 A-1, RB	7.00%	11/15/27	2,880	2,809,930
Series 2012 A-2, RB	7.00%	11/15/27	2,745	2,701,574
Series 2012 A-3, RB	7.00%	11/15/17	710	710,305
Series 2012 B, Ref. Sub. Floating Rate RB(k)	4.00%	11/15/52	9,584	6,130,632
Series 2012 C-1, Ref. Sub. RB(d)	0.00%	11/15/52	3,902	136,061
Series 2012 C-2, Ref. Sub. Conv. RB(n)	4.00%	11/15/52	780	213,881
Series 2012 C-3, Ref. Sub. Conv. RB(n)	4.00%	11/15/52	780	134,531

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Clare Water Tower);
Series 2010 A-6, Ref. RB(c)	6.00%	05/15/28	$1,249	$12
Series 2010 A-7, Ref. RB(c)	6.13%	05/15/41	11,264	113
Series 2010 B, Ref. CAB RB(c)(d)	0.00%	05/15/50	5,966	60
Illinois (State of) Finance Authority (Clinic Altgeld); Series 1996, Community Facilities RB	8.00%	11/15/16	840	842,453
Illinois (State of) Finance Authority (Collegiate Housing Foundation–DeKalb II, LLC–Northern Illinois University); Series 2011, Student Housing RB	6.88%	10/01/43	7,000	8,244,950
Illinois (State of) Finance Authority (Fairview Obligated Group);
Series 2008 A, Ref. RB(c)	6.13%	08/15/28	1,000	890
Series 2008 A, Ref. RB(c)	6.25%	08/15/35	3,500	3,115
Series 2008 A, Ref. RB(c)	6.25%	08/15/40	5,500	4,895
Illinois (State of) Finance Authority (Friendship Village of Schaumburg);
Series 2005 A, RB	5.38%	02/15/25	1,000	1,000,450
Series 2005 A, RB	5.63%	02/15/37	8,000	8,001,360
Series 2010, RB	7.13%	02/15/39	1,710	1,844,286
Series 2010, RB	7.25%	02/15/45	8,900	9,624,816
Illinois (State of) Finance Authority (Greenfields of Geneva);
Series 2010 A, RB	7.90%	02/15/25	3,285	3,426,879
Series 2010 A, RB	8.00%	02/15/28	3,000	3,100,950
Series 2010 A, RB	8.13%	02/15/40	14,440	15,440,836
Series 2010 A, RB	8.25%	02/15/46	28,435	30,480,330
Series 2010 C-2, TEMPS-65SM RB	6.75%	02/15/16	1,465	1,467,168
Illinois (State of) Finance Authority (Illinois Institute of Technology); Series 2006 A, RB	5.00%	04/01/31	3,500	3,505,355
Illinois (State of) Finance Authority (Luther Oaks);
Series 2006 A, RB	5.70%	08/15/28	500	500,410
Series 2006 A, RB	6.00%	08/15/26	3,850	3,935,124
Series 2006 A, RB	6.00%	08/15/39	10,460	10,615,540
Illinois (State of) Finance Authority (Lutheran Home & Services);
Series 2012, Ref. RB	5.63%	05/15/42	6,000	6,361,320
Series 2012, Ref. RB	5.75%	05/15/46	1,500	1,599,495
Illinois (State of) Finance Authority (Montgomery Place); Series 2006 A, RB	5.75%	05/15/38	3,000	3,041,070
Illinois (State of) Finance Authority (Navistar International); Series 2010, Recovery Zone Facility RB	6.50%	10/15/40	20,000	21,736,400
Illinois (State of) Finance Authority (Norwegian American Hospital Inc.);
Series 2008, RB	7.63%	09/15/28	3,750	4,217,513
Series 2008, RB	7.75%	09/15/38	8,340	9,716,434
Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2010 A, RB	8.00%	05/15/30	1,700	1,138,983
Series 2010 A, RB	8.13%	05/15/40	9,770	6,545,802
Series 2010 A, RB	8.25%	05/15/45	27,155	18,193,578
Series 2010 D-1, TEMPS-75SM RB	7.25%	08/15/16	8,230	5,514,018
Series 2010 D-2, TEMPS-65SM RB	7.00%	11/15/15	495	331,645
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	7.00%	08/15/43	12,210	13,479,596
Illinois (State of) Finance Authority (Plymouth Place); Series 2013, Ref. RB	6.00%	05/15/43	10,600	10,754,760
Illinois (State of) Finance Authority (Provena Health); Series 2009 A, RB	7.75%	08/15/34	12,800	15,954,688
Illinois (State of) Finance Authority (Rogers Park Montessori School);
Series 2014, Ref. Sr. Educational Facilities RB	6.00%	02/01/34	750	784,208
Series 2014, Ref. Sr. Educational Facilities RB	6.13%	02/01/45	1,500	1,550,400
Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB(g)(h)	7.25%	11/01/18	24,235	29,577,121
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers);
Series 2008, Ref. RB	5.50%	08/15/30	5,000	5,481,150
Series 2009, RB	6.88%	08/15/38	21,875	25,548,031

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Smith Village);
Series 2005 A, RB	5.70%	11/15/20	$500	$510,980
Series 2005 A, RB	6.13%	11/15/25	1,100	1,116,357
Series 2005 A, RB	6.25%	11/15/35	1,500	1,512,780
Illinois (State of) Finance Authority (The Admiral at the Lake);
Series 2010 A, RB	7.25%	05/15/20	1,905	1,919,516
Series 2010 D-1, TEMPS-75SM RB	7.00%	05/15/18	730	731,686
Illinois (State of) Finance Authority (The Landing at Plymouth Place);
Series 2005 A, RB	6.00%	05/15/25	5,500	5,538,225
Series 2005 A, RB	6.00%	05/15/37	19,685	19,714,724
Illinois (State of) Finance Authority (Three Crowns Park Plaza);
Series 2006 A, RB	5.88%	02/15/26	1,000	1,014,980
Series 2006 A, RB	5.88%	02/15/38	1,500	1,515,270
Illinois (State of) Finance Authority (United Neighborhood Organization Charter School Network, Inc.);
Series 2011, Ref. Charter School RB	6.88%	10/01/31	3,380	3,862,089
Series 2011, Ref. Charter School RB	7.13%	10/01/41	1,000	1,152,620
Illinois (State of) Finance Authority (University of Chicago); Series 2013 A, RB(f)	5.25%	10/01/52	27,000	30,673,080
Illinois (State of) Finance Authority (Villa St. Benedict); Series 2003 A-1, RB(c)	6.90%	11/15/33	8,750	6,978,038
Illinois (State of) Finance Authority (Waste Management Inc.); Series 2005 A, Solid Waste Disposal RB(i)	5.05%	08/01/29	1,320	1,353,172
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2010 A, RB(f)	5.50%	06/15/50	18,000	19,836,540
Illinois (State of) Real Estate Lease; Series 1998, Ctfs. RB (INS–ACA)(a)(e)	6.20%	06/15/18	2,824	2,865,282
Illinois (State of) Toll Highway Authority; Series 2008 B, RB(f)	5.50%	01/01/33	29,000	32,072,260
Long Grove (Village of) (Sunset Grove); Series 2010, Limited Obligation Tax Increment Allocation RB	7.50%	01/01/30	3,305	3,608,994
Malta (Village of) (Prairie Springs); Series 2006, Tax Increment Allocation RB (Acquired 09/14/06; Cost $1,800,000)(e)(j)	5.75%	12/30/25	1,800	973,962
Manhattan (Village of) Special Service Area No. 04-1 (Brookstone Springs); Series 2005, Special Tax RB	6.10%	03/01/35	4,227	4,324,390
Pingree Grove (Village of) (Cambridge Lakes Learning Center);
Series 2007, RB	6.00%	06/01/36	4,875	4,794,026
Series 2011, RB	8.50%	06/01/41	3,290	3,688,090
Pingree Grove (Village of) (Cambridge Lakes); Series 2006-1, Special Service Area No. 7 Special Tax RB	6.00%	03/01/36	8,240	8,413,370
Pingree Grove (Village of) Special Service Area No. 2 (Cambridge Lakes); Series 2005-2, Special Tax RB	6.00%	03/01/35	6,643	6,811,533
Plano (City of) Special Service Area No. 10 (Lakewood Springs Club); Series 2007, Special Tax RB(j)	5.80%	03/01/37	5,615	1,923,025
Quad Cities Regional Economic Development Authority (Heritage Woods Moline Supportive Living Facility); Series 2006, MFH RB(i)	6.00%	12/01/41	1,250	1,251,525
Railsplitter Tobacco Settlement Authority; Series 2010, RB	6.00%	06/01/28	17,050	20,027,100
Regional Transportation Authority; Series 1994 B, RB (INS–AMBAC)(a)	8.00%	06/01/17	2,095	2,341,875
Southwestern Illinois Development Authority (Eden Retirement Center, Inc.);
Series 2006, Senior Care Facilities RB	5.50%	12/01/26	800	745,416
Series 2006, Senior Care Facilities RB	5.85%	12/01/36	3,000	2,748,180
Southwestern Illinois Development Authority (U.S. Steel Corp.) Series 2012, RB(i)	5.75%	08/01/42	5,500	5,670,500
St. Charles (City of) (Zylstra);
Series 2008, Sr. Lien Limited Incremental Sales Tax RB	6.95%	01/01/21	1,380	1,415,521
Series 2008, Sr. Lien Limited Incremental Sales Tax RB	6.95%	01/01/25	1,935	1,939,915
St. Charles (City of) Special Service Area No. 21; Series 1998, RB	6.63%	03/01/28	1,640	1,640,968
United City of Yorkville (City of) (Storm Water/Water Improvement);
Series 2007, Business District RB(c)	3.90%	01/01/26	3,045	1,826,939
Series 2007, Business District RB(c)	3.90%	01/01/27	285	171,000
United City of Yorkville (City of) Special Service Area No. 2004-107 (Raintree Village II); Series 2005, Special Tax RB(c)	6.25%	03/01/35	5,408	3,008,915

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
United City of Yorkville (City of) Special Service Area No. 2005-108 (Autumn Creek); Series 2006, Special Tax RB(j)	6.00%	03/01/36	$2,662	$2,667,457
United City of Yorkville (City of) Special Service Area No. 2006-113 (Cannonball/Beecher Road); Series 2007, Special Tax RB	5.75%	03/01/28	4,055	4,123,530
Upper Illinois River Valley Development Authority (Living Springs McHenry Supportive Living Facility); Series 2007, MFH RB(i)	6.10%	12/01/41	3,800	3,819,342
Upper Illinois River Valley Development Authority (Pleasant View Luther Home);
Series 2010, RB	7.00%	11/15/30	2,000	2,159,460
Series 2010, RB	7.25%	11/15/40	3,200	3,453,248
Series 2010, RB	7.38%	11/15/45	1,700	1,832,345
Series 2012, RB	6.00%	05/15/42	6,460	6,626,151
Volo (Village of) Special Service Area No. 3 (Symphony Meadows); Series 2006-1, Special Tax RB	6.00%	03/01/36	3,674	3,711,291
Western Illinois Economic Development Authority (Carthage Memorial Hospital);
Series 2008 B, Hospital RB	7.00%	06/01/33	2,295	2,444,795
Series 2008 B, Hospital RB	7.05%	06/01/37	4,700	4,990,883
Wheeling (Village of) (N. Milwaukee/Lake-Cook TIF); Series 2005, Tax Increment Allocation RB	6.00%	01/01/25	7,600	7,603,724
Will (County of) & Kankakee (City of) Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(i)	7.00%	12/01/42	2,955	3,088,211
				738,301,493

Indiana–2.21%
Carmel (City of) (Barrington Carmel);
Series 2012 A, RB	7.00%	11/15/27	1,550	1,765,450
Series 2012 A, RB	7.00%	11/15/32	2,980	3,343,232
Series 2012 A, RB	7.13%	11/15/42	12,200	13,626,546
Series 2012 A, RB	7.13%	11/15/47	9,940	11,068,985
Series 2012 C-1, TEMPS-75SM RB	5.75%	11/15/19	1,515	1,516,863
Crown Point (City of) (Wittenberg Village);
Series 2009 A, Economic Development RB	8.00%	11/15/29	3,100	3,586,607
Series 2009 A, Economic Development RB	8.00%	11/15/39	9,250	10,581,537
Indiana (State of) Finance Authority (Irvington Community School);
Series 2009 A, Educational Facilities RB	7.75%	07/01/23	1,040	1,044,524
Series 2009 A, Educational Facilities RB	8.00%	07/01/29	1,385	1,376,621
Series 2009 A, Educational Facilities RB	9.00%	07/01/39	3,575	3,690,723
Indiana (State of) Finance Authority (Ohio River Bridges East End Crossing); Series 2013, Private Activity RB(i)	5.25%	01/01/51	37,790	41,111,363
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.); Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/39	7,045	7,558,158
Indiana (State of) Finance Authority (U.S. Steel Corp); Series 2011, Ref. Environmental RB	6.00%	12/01/19	8,000	8,921,600
Indianapolis (City of) (Ritter Affordable Assisted Living); Series 2014, MFH RB	6.90%	12/01/33	5,500	5,851,835
North Manchester (Town of) Economic Development Authority (Peabody Retirement Community);
Series 2013, Ref. RB(n)	6.05%	12/01/45	1,558	805,656
Series 2013, Ref. Sub. RB	1.00%	12/01/45	1,355	27,089
St. Joseph (County of) (Holy Cross Village at Notre Dame); Series 2006 A, Economic Development RB	6.00%	05/15/38	1,150	1,168,400
St. Joseph (County of) Redevelopment District;
Series 1997 B, Tax Increment Allocation CAB RB(d)	0.00%	12/30/15	125	117,736
Series 1997 B, Tax Increment Allocation CAB RB(d)	0.00%	12/30/16	125	109,035
Valparaiso (City of) (Pratt Paper, LLC);
Series 2013, Exempt Facilities RB(i)	6.75%	01/01/34	10,785	13,239,019
Series 2013, Exempt Facilities RB(i)	7.00%	01/01/44	11,000	13,585,110
Vigo (County of) Hospital Authority (Union Hospital, Inc.);
Series 2007, RB(e)	5.70%	09/01/37	8,000	8,378,720
Series 2007, RB(e)	5.75%	09/01/42	5,780	6,049,637
Series 2007, RB(e)	5.80%	09/01/47	5,645	5,910,767
				164,435,213

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa–3.09%
Altoona (City of);
Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB	6.00%	06/01/28	$1,250	$1,383,800
Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB	6.00%	06/01/39	5,000	5,491,800
Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB	6.00%	06/01/43	5,500	6,035,590
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB	5.25%	06/15/36	1,250	1,372,350
Cass (County of) (Cass County Memorial Hospital); Series 2010 A, Hospital RB	7.25%	06/01/35	5,755	6,313,408
Des Moines (City of) (Luther Park Apartments, Inc.);
Series 2004, Senior Housing RB	6.00%	12/01/23	500	500,730
Series 2004, Senior Housing RB	6.25%	12/01/34	2,245	2,247,402
Series 2007 A, Ref. MFH RB(e)	5.30%	12/01/36	3,455	3,454,965
Iowa (State of) Finance Authority (Alcoa Inc.); Series 2012, Midwestern Disaster Area RB	4.75%	08/01/42	14,000	14,650,300
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2013, Midwestern Disaster Area RB	5.00%	12/01/19	10,000	10,652,100
Series 2013, Midwestern Disaster Area RB	5.25%	12/01/25	25,855	28,322,343
Series 2013, Midwestern Disaster Area RB	5.50%	12/01/22	27,195	28,784,820
Iowa (State of) Finance Authority (Madrid Home);
Series 2007, Ref. Health Care Facility RB	5.75%	11/15/24	1,000	1,017,730
Series 2007, Ref. Health Care Facility RB	5.80%	11/15/29	1,930	1,949,474
Series 2007, Ref. Health Care Facility RB	5.90%	11/15/37	2,750	2,765,703
Iowa (State of) Tobacco Settlement Authority;
Series 2005 B, Asset-Backed RB	5.60%	06/01/34	27,450	26,263,611
Series 2005 C, Asset-Backed RB	5.50%	06/01/42	23,435	20,701,307
Series 2005 C, Asset-Backed RB	5.63%	06/01/46	33,390	29,866,019
Series 2005 D, Asset-Backed CAB RB(d)	0.00%	06/01/46	172,800	17,558,208
Jefferson (County of) Hospital; Series 2007 C, RB	5.95%	08/01/37	1,435	1,482,699
Orange City (City of); Series 2008, Ref. Hospital Capital Loan RN	5.60%	09/01/32	7,415	7,616,540
Polk (County of) (Luther Park Health Center, Inc.);
Series 2004, Health Care Facilities RB	6.00%	10/01/24	290	290,397
Series 2004, Health Care Facilities RB	6.15%	10/01/36	3,100	3,102,914
Series 2007 A, Ref. Health Care Facilities RB	5.30%	04/01/37	4,700	4,700,893
Series 2007 C, Health Care Facilities RB	6.00%	04/01/37	3,320	3,406,984
				229,932,087

Kansas–0.72%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.75%	11/15/38	1,900	2,218,174
Lenexa (City of) (Lakeview Village, Inc.);
Series 2009, Health Care Facilities RB	7.13%	05/15/29	500	567,615
Series 2009, Health Care Facilities RB	7.25%	05/15/39	1,500	1,697,265
Olathe (City of) (Aberdeen Village, Inc.);
Series 2005, Ref. Senior Living Facility RB	6.13%	05/15/30	1,000	1,024,820
Series 2005 A, Ref. Senior Living Facility RB	5.60%	05/15/28	1,500	1,500,765
Olathe (City of) (Catholic Care Campus, Inc.); Series 2006 A, Senior Living Facility RB	6.00%	11/15/38	2,500	2,533,225
Olathe (City of) (West Village Center);
Series 2007, Special Obligation Tax Increment Allocation RB	5.30%	09/01/17	420	406,900
Series 2007, Special Obligation Tax Increment Allocation RB	5.45%	09/01/22	3,315	2,987,776
Series 2007, Special Obligation Tax Increment Allocation RB	5.50%	09/01/26	2,835	2,437,618
Overland Park (City of) Transportation Development District (Grass Creek); Series 2006, Special Assessment RB	5.13%	09/01/28	1,485	1,506,919
Roeland Park (City of) (Roeland Park Redevelopment, LLC); Series 2005, Special Obligation Tax Increment Allocation RB	5.75%	08/01/24	920	922,963
Roeland Park (City of) (TDD No. 1);
Series 2005, Transportation Development District Sales Tax RB	5.75%	12/01/25	445	357,589
Series 2006 A, Transportation Development District Sales Tax RB	5.88%	12/01/25	835	678,220

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–(continued)
Roeland Park (City of) (TDD No. 2); Series 2006 B, Transportation Development District Sales Tax RB	5.88%	12/01/25	$1,000	$449,970
Wichita (City of) (Larksfield Place); Series 2013 III, Ref. Health Care Facilities & Improvement RB	7.38%	12/15/43	5,000	5,803,700
Wichita (City of) (Presbyterian Manors, Inc.);
Series 2013 IV-A, Health Care Facilities RB	6.38%	05/15/43	5,000	5,491,700
Series 2013 IV-A, Health Care Facilities RB	6.50%	05/15/48	14,000	15,423,380
Series 2014 IV-A, Health Care Facilities RB	5.63%	05/15/44	1,850	1,900,209
Series 2014 IV-A, Health Care Facilities RB	5.63%	05/15/49	2,750	2,817,430
Series 2014 IV-B-1, TEMPS-80SM RB	4.25%	11/15/21	3,000	3,010,680
				53,736,918

Kentucky–0.70%
Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II);
Series 2011, RB	7.00%	05/15/30	2,500	2,864,575
Series 2011, RB	7.25%	05/15/41	3,050	3,487,736
Series 2011, RB	7.38%	05/15/46	1,000	1,148,120
Kentucky (State of) Economic Development Finance Authority (Norton Healthcare, Inc.); Series 2000 B, Health System RB (INS–NATL)(a)(d)	0.00%	10/01/26	13,930	9,145,324
Kentucky (State of) Economic Development Finance Authority (Norton Healthcare, Inc.); Series 2000-B, Health System RB (INS–NATL)(a)(d)	0.00%	10/01/27	12,955	8,088,713
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital RB	6.50%	03/01/45	8,000	9,287,440
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing);
Series 2013 C, First Tier Toll Conv. CAB RB(b)	6.60%	07/01/39	10,000	7,121,600
Series 2013 C, First Tier Toll Conv. CAB RB(b)	6.75%	07/01/43	5,000	3,536,250
Series 2013 C, First Tier Toll Conv. CAB RB(b)	6.88%	07/01/46	8,000	5,663,040
Louisville (City of) & Jefferson (County of) Metropolitan Government (Bellarmie University Inc.); Series 2009, College Improvement RB	6.13%	05/01/39	1,820	1,997,213
				52,340,011

Louisiana–0.87%
Calcasieu (Parish of) Memorial Hospital Service District (Lake Charles Memorial Hospital); Series 1992 A, Hospital RB (INS–Connie Lee)(a)	6.50%	12/01/18	3,210	3,297,119
Lakeshore Villages Master Community Development District; Series 2007, Special Assessment RB(c)	5.25%	07/01/17	14,685	5,141,512
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Westlake Chemical Corp.);
Series 2009 A, RB	6.50%	08/01/29	4,250	5,050,530
Series 2010 A-1, RB	6.50%	11/01/35	9,245	11,125,526
Louisiana (State of) Public Facilities Authority (Belle Chasse Educational Foundation); Series 2011, RB	6.75%	05/01/41	3,000	3,393,330
Louisiana (State of) Public Facilities Authority (Lake Charles Memorial Hospital); Series 2007, Ref. Hospital RB(e)	6.38%	12/01/34	29,250	31,883,085
Louisiana State University & Agricultural & Mechanical College (Master Lease M98362); Series 1998, RB (Acquired 11/30/98; Cost $2,907,977)(e)	5.75%	10/30/18	1,188	1,196,561
New Orleans (City of) Aviation Board; Series 2009 A-2, Ref. & Restructuring General Airport RB (INS–AGC)(a)	6.00%	01/01/23	3,000	3,480,450
				64,568,113

Maine–0.63%
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Medical Center Obligated Group); Series 2013, RB	5.00%	07/01/43	25,300	27,013,822
Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center);
Series 2011, RB	6.75%	07/01/36	3,175	3,644,456
Series 2011, RB	6.75%	07/01/41	11,505	13,185,305
Series 2011, RB	7.50%	07/01/32	2,500	3,042,125
				46,885,708

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–1.46%
Anne Arundel (County of) (National Business Park–North);
Series 2010, Special Obligation Tax Allocation RB	5.63%	07/01/25	$1,000	$1,070,540
Series 2010, Special Obligation Tax Allocation RB	6.10%	07/01/40	3,250	3,480,490
Anne Arundel (County of) (The Villages at Two Rivers); Series 2014, Special Tax RB(e)	5.25%	07/01/44	2,145	2,196,072
Baltimore (City of) (East Baltimore Research Park); Series 2008 A, Special Obligation Tax Allocation RB	7.00%	09/01/38	15,605	16,981,205
Baltimore (City of) (Strathdale Manor); Series 2003, Special Obligation Tax Allocation RB	7.00%	07/01/33	961	964,575
Brunswick (City of) (Brunswick Crossing); Series 2006, Special Obligation Tax RB	5.50%	07/01/36	19,800	20,039,580
Frederick (County of) (Jefferson Technology Park);
Series 2013 A, Special Tax RB	7.25%	07/01/43	3,640	4,034,358
Series 2013 B, Tax Increment & Special Tax RB	7.13%	07/01/43	5,290	6,031,023
Frederick (County of) (Urbana Community Development Authority); Series 2010 B, Sub. Special Obligation Tax RB	5.50%	07/01/40	8,885	9,097,529
Harford (County of); Series 2011, Special Obligation Tax Allocation RB	7.50%	07/01/40	6,000	6,797,760
Howard (County of) (Annapolis Junction Town Center);
Series 2014, Special Obligation Tax Allocation Bonds	5.80%	02/15/34	720	773,201
Series 2014, Special Obligation Tax Allocation Bonds	6.10%	02/15/44	1,420	1,534,196
Howard (County of) (Vantage House Facility); Series 2007 B, Ref. Retirement Community RB	5.25%	04/01/37	620	596,068
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare); Series 2011 A, RB	6.13%	01/01/36	1,500	1,731,315
Maryland (State of) Health & Higher Educational Facilities Authority (King Farm Presbyterian Retirement Community);
Series 2007 A, RB	5.25%	01/01/27	4,475	4,626,479
Series 2007 A, RB	5.30%	01/01/37	1,750	1,798,125
Maryland (State of) Health & Higher Educational Facilities Authority (Washington County Hospital); Series 2008, RB	6.00%	01/01/43	16,105	17,531,581
Maryland (State of) Industrial Development Financing Authority (Our Lady of Good Counsel High School Facility); Series 2005 A, Economic Development RB(g)(h)	6.00%	05/01/15	1,500	1,515,210
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC);
Series 1999, Air Cargo RB(i)	6.50%	07/01/24	5,235	5,234,948
Series 2003, Ref. Air Cargo RB(i)	7.34%	07/01/24	1,030	1,045,862
Salisbury (City of) (Villages at Aydelotte Farm); Series 2007, Special Obligation Tax Allocation RB(c)	5.25%	01/01/37	4,000	1,456,680
				108,536,797

Massachusetts–2.06%
Massachusetts (State of) Development Finance Agency (Covanta Energy); Series 2012, Ref. Resource Recovery RB(e)(i)	5.25%	11/01/42	21,875	22,691,156
Massachusetts (State of) Development Finance Agency (Criterion Child Enrichment); Series 2003, RB	6.75%	01/01/34	5,225	5,254,887
Massachusetts (State of) Development Finance Agency (Evergreen Center Inc.);
Series 2005, RB	5.00%	01/01/24	250	250,225
Series 2005, RB	5.50%	01/01/35	500	500,415
Massachusetts (State of) Development Finance Agency (GF/Pilgrim, Inc.);
Series 1998, First Mortgage RB	6.50%	10/01/15	65	65,079
Series 1998, First Mortgage RB	6.75%	10/01/28	4,000	4,000,600
Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A, RB(f)	5.50%	11/15/36	23,660	27,456,010
Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2011 A-1, RB	6.25%	11/15/17	732	732,742
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2002 K, RB(f)	5.50%	07/01/32	5,015	6,881,834
Massachusetts (State of) Development Finance Agency (Quincy Medical Center); Series 2008 A, RB(c)	5.85%	01/15/18	5,565	14,246
Massachusetts (State of) Development Finance Agency (Sabis International Charter School);
Series 2009 A, RB	6.85%	04/15/23	745	840,129
Series 2009 A, RB	6.90%	04/15/25	895	1,008,737
Series 2009 A, RB	8.00%	04/15/31	1,000	1,176,100
Series 2009 A, RB	8.00%	04/15/39	4,850	5,697,343

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Massachusetts (State of) Development Finance Agency (Tufts Medical Center);
Series 2011 I, RB	6.75%	01/01/36	$1,000	$1,189,280
Series 2011 I, RB	6.88%	01/01/41	4,610	5,480,599
Massachusetts (State of) Development Finance Agency (Whitney Academy); Series 2000, RB	7.50%	09/01/30	2,465	2,466,578
Massachusetts (State of) Port Authority (Delta Air Lines Inc.); Series 2001 C, Special Facilities Floating Rate RB (INS–AMBAC)(a)(i)(k)	0.17%	01/01/31	18,000	15,412,500
Massachusetts (State of) Port Authority (Delta Airlines Inc.); Series 2001 A, RB (INS–AMBAC)(a)(i)	5.00%	01/01/27	10,105	10,107,021
Massachusetts (State of); Series 2004 A, Ref. Limited Tax GO Bonds (INS–AMBAC)(a)(f)	5.50%	08/01/30	32,040	42,388,920
				153,614,401

Michigan–1.25%
Dearborn Economic Development Corp. (Henry Ford Village, Inc.);
Series 2008, Ref. Limited Obligation RB	7.00%	11/15/28	5,500	5,601,420
Series 2008, Ref. Limited Obligation RB	7.13%	11/15/43	7,700	7,839,062
Detroit (City of) Water and Sewerage Department; Series 2012 A, Ref. Sr. Lien Sewage Disposal System RB	5.00%	07/01/32	12,725	13,686,501
Detroit Community High School;
Series 2005, Public School Academy RB	5.65%	11/01/25	1,185	922,878
Series 2005, Public School Academy RB	5.75%	11/01/30	1,000	729,580
Grand Blanc Academy; Series 2000, COP	7.75%	02/01/30	1,590	1,116,546
Kentwood Economic Development Corp. (Holland Home);
Series 2012, Ref. Limited Obligation RB	5.63%	11/15/32	3,500	3,759,595
Series 2012, Ref. Limited Obligation RB	5.63%	11/15/41	4,160	4,420,998
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014-C-1, Sewer Disposal Ref. Senior Lien RB(i)	5.00%	07/01/44	5,125	5,335,484
Series 2014-D-4, Water Supply Ref. Second Lien RB	5.00%	07/01/31	7,000	7,678,300
Series 2014-D-4, Water Supply Ref. Second RB	5.00%	07/01/32	4,000	4,371,080
Series 2014-D-6, Water Supply Ref. Second Lien RB	5.00%	07/01/34	8,700	9,450,114
Series 2014-D-6, Water Supply Ref. Second Lien RB (INS–NATL)(a)	5.00%	07/01/36	6,000	6,576,420
Michigan (State of) Finance Authority (Public School Academy–Cesar Chavez Academy); Series 2012, Ref. Limited Obligation RB	5.75%	02/01/33	4,750	4,756,602
Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. Solid Waste Disposal RB(i)	7.50%	01/01/21	2,275	2,268,949
Saline Economic Development Corp. (Evangelical Homes of Michigan); Series 2013, Ref. RB	5.50%	06/01/47	4,000	4,234,960
Star International Academy; Series 2012, Ref. Public School Academy RB	5.00%	03/01/33	3,100	3,247,622
Wayne Charter County Economic Development Corp. (Rivers of Grosse Point); Series 2013, First Mortgage RB	7.88%	12/01/43	4,000	4,181,680
Wenonah Park Properties, Inc. (Bay City Hotel);
Series 2002, RB(l)	3.75%	04/01/33	11,620	2,169,686
Series 2002, RB(l)	3.94%	04/01/22	3,485	650,719
				92,998,196

Minnesota–2.76%
Albertville (City of) (Group for Affordable Housing); Series 2007, Ref. MFH RB	5.55%	09/01/42	3,275	3,328,579
Anoka (City of) (The Homestead at Anoka, Inc.); Series 2011 A, Health Care Facilities RB	7.00%	11/01/46	4,070	4,402,356
Anoka (County of) Housing & Redevelopment Authority (Fridley Medical Center);
Series 2010 A, RB	6.63%	05/01/30	500	543,020
Series 2010 A, RB	6.88%	05/01/40	1,000	1,084,990
Apple Valley (City of) (Ecumen-Seasons at Apple Valley); Series 2010, Housing & Health Care RB	6.75%	03/01/40	2,500	2,658,250
Baytown (Township of) (St. Croix Preparatory Academy);
Series 2008 A, Lease RB	6.75%	08/01/28	1,000	1,046,090
Series 2008 A, Lease RB	7.00%	08/01/38	700	733,705

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Bloomington (City of) Port Authority (Radisson Blu Mall of America, LLC);
Series 2010, Recovery Zone Facility RB	6.25%	12/01/16	$1,050	$1,078,717
Series 2010, Recovery Zone Facility RB	6.75%	12/01/18	1,755	1,862,336
Series 2010, Recovery Zone Facility RB	8.00%	12/01/25	1,625	1,827,329
Series 2010, Recovery Zone Facility RB	9.00%	12/01/35	11,500	13,434,300
Brooklyn Park (City of) (Prairie Seeds Academy);
Series 2009 A, Lease RB	8.38%	03/01/23	100	107,902
Series 2009 A, Lease RB	9.00%	03/01/29	2,620	2,861,354
Series 2009 A, Lease RB	9.25%	03/01/39	8,000	8,812,000
Carlton (City of) (Inter-Faith Care Center); Series 2006, Ref. Health Care & Housing Facilities RB	5.70%	04/01/36	2,000	1,969,020
Cold Spring (City of) (Assumption Home, Inc.);
Series 2005, Nursing Home & Senior Housing RB	5.50%	03/01/25	10	10,014
Series 2005, Nursing Home & Senior Housing RB	5.75%	03/01/35	10	10,011
Series 2008, Health Care Facilities RB	7.50%	03/01/38	1,000	1,053,030
Columbia Heights (City of) (Crest View Corp.); Series 2007 A, Ref. MFH & Health Care Facilities RB	5.70%	07/01/42	3,000	3,000,090
Dakota (County of) Community Development Agency (Highview Hills Senior Housing); Series 2008 A, MFH RB	7.00%	08/01/45	18,000	18,526,680
Maplewood (City of) (Ecumen Headquarters & The Seasons at Maplewood); Series 2010, Housing & Health Care RB	6.38%	03/01/40	1,045	1,112,915
Minneapolis (City of) (Providence);
Series 2007 A, Ref. Housing & Health Care Facilities RB	5.63%	10/01/27	3,895	3,926,394
Series 2007 A, Ref. Housing & Health Care Facilities RB	5.75%	10/01/37	4,345	4,372,851
Minneapolis (City of) (Riverton Community Housing); Series 2014, Ref. RB	5.50%	08/01/49	6,500	6,743,230
Northwest Multi-County Housing & Redevelopment Authority (Pooled Housing Program);
Series 2005 A, Ref. Governmental Housing RB	5.35%	07/01/15	70	70,377
Series 2005 A, Ref. Governmental Housing RB	6.20%	07/01/30	2,000	2,007,040
Series 2005 A, Ref. Governmental Housing RB	6.25%	07/01/40	5,000	5,016,400
Series 2006, Ref. Governmental Housing RB	5.25%	07/01/26	850	850,238
Series 2006, Ref. Governmental Housing RB	5.45%	07/01/41	2,340	2,340,445
Oak Park Heights (City of) (Oakgreen Commons);
Series 2010, Housing RB	6.75%	08/01/31	1,500	1,662,765
Series 2010, Housing RB	7.00%	08/01/45	3,000	3,324,030
Orono (City of) (Orono Woods Apartments); Series 2006 A, Ref. Senior Housing RB	5.40%	11/01/41	4,700	3,990,958
Oronoco (City of) (Wedum Shorewood Campus); Series 2006, Ref. MFH RB	5.40%	06/01/41	7,500	7,577,550
Perham (City of) Hospital District (Perham Memorial Hospital & Home); Series 2010, Health Care Facilities RB	6.35%	03/01/35	2,000	2,189,660
Rochester (City of) (Homestead at Rochester, Inc.); Series 2013 A, Health Care & Housing RB	6.88%	12/01/48	6,000	6,817,080
Rochester (City of) (Samaritan Bethany, Inc.);
Series 2009 A, Ref. Health Care & Housing RB	7.38%	12/01/41	2,000	2,260,680
Series 2009 B, Ref. Health Care & Housing RB	7.38%	12/01/36	1,555	1,761,970
Sartell (City of) (Country Manor Campus LLC);
Series 2010 A, Health Care Facilities RB	6.25%	09/01/36	925	952,880
Series 2013, Health Care & Housing Facilities RB	5.38%	09/01/43	5,000	5,267,650
Sauk Rapids (City of) (Good Shepherd Lutheran Home); Series 2009, Health Care & Housing Facilities RB(g)(h)	7.50%	01/01/16	7,000	7,408,310
St. Paul (City of) Housing & Redevelopment Authority (Emerald Gardens);
Series 2010, Ref. Tax Increment Allocation RB	5.63%	03/01/20	705	749,274
Series 2010, Ref. Tax Increment Allocation RB	6.50%	03/01/29	915	968,527
St. Paul (City of) Housing & Redevelopment Authority (HealthEast); Series 2005, Hospital RB	6.00%	11/15/30	3,360	3,462,379
St. Paul (City of) Housing & Redevelopment Authority (Hmong Academy);
Series 2006 A, Lease RB	5.75%	09/01/26	700	713,307
Series 2006 A, Lease RB	6.00%	09/01/36	3,390	3,455,291
Series 2012 A, Charter School Lease RB	5.50%	09/01/43	5,000	5,228,450

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
St. Paul (City of) Housing & Redevelopment Authority (Hope Community Academy);
Series 2004 A, Lease RB	6.75%	12/01/33	$2,415	$2,460,450
Series 2005 A, Lease RB	6.25%	12/01/33	2,185	2,212,050
St. Paul (City of) Housing & Redevelopment Authority (Marian Center); Series 2007 A, Ref. MFH RB	5.38%	05/01/43	5,000	5,005,500
St. Paul (City of) Housing & Redevelopment Authority (Model Cities Health Center); Series 2001 A, Health Care RB	7.25%	11/01/26	3,860	3,704,288
St. Paul (City of) Housing & Redevelopment Authority (New Spirit Charter School); Series 2002 A, Lease RB	7.50%	12/01/31	4,390	4,397,595
St. Paul (City of) Housing & Redevelopment Authority (Nova Classical Academy);
Series 2011 A, Charter School Lease RB	6.38%	09/01/31	1,000	1,149,470
Series 2011 A, Charter School Lease RB	6.63%	09/01/42	1,500	1,716,585
St. Paul (Port of) (HealthEast Midway Campus-03);
Series 2005 A, Lease RB	5.75%	05/01/25	1,700	1,708,721
Series 2005 A, Lease RB	5.88%	05/01/30	1,250	1,255,975
Series 2005 B, Lease RB	6.00%	05/01/30	1,700	1,708,517
Vadnais Heights (City of) (Agriculture & Food Sciences Academy);
Series 2004 A, Lease RB	6.38%	12/01/24	1,900	1,661,797
Series 2004 A, Lease RB	6.60%	12/01/34	5,275	4,283,933
Wayzata (City of) (Folkestone Senior Living Community);
Series 2012 A, Senior Housing RB	5.75%	11/01/39	3,000	3,265,980
Series 2012 A, Senior Housing RB	6.00%	05/01/47	7,500	8,221,800
West St. Paul (City of) (Walker Thompson Hill, LLC); Series 2011A, Health Care Facilities RB	7.00%	09/01/46	1,530	1,641,262
Winsted (City of) (St. Mary’s Care Center);
Series 2010 A, Health Care RB	6.25%	09/01/30	500	511,615
Series 2010 A, Health Care RB	6.88%	09/01/42	2,000	2,053,300
Woodbury (City of) Housing & Redevelopment Authority (St. Therese of Woodbury);
Series 2014, RB	5.13%	12/01/44	3,335	3,436,151
Series 2014, RB	5.25%	12/01/49	2,000	2,070,160
				205,045,573

Mississippi–0.13%
Mississippi Business Finance Corp.; Series 2004, Air Cargo RB(i)	7.25%	07/01/34	1,540	950,334
Mississippi Home Corp. (Grove Apartments); Series 2007-1, RB(i)(l)	3.13%	04/01/37	5,600	3,919,832
Mississippi Home Corp. (Kirkwood Apartments); Series 2007, RB(i)(l)	3.40%	11/01/37	6,920	4,908,979
				9,779,145

Missouri–1.98%
370/Missouri Bottom Road/Taussig Road Transportation Development District (Hazelwood);
Series 2002, RB	7.00%	05/01/22	1,750	1,754,690
Series 2002, RB	7.20%	05/01/33	5,250	5,260,552
Arnold (City of) (Arnold Triangle Redevelopment Project);
Series 2009 A, Real Property Tax Increment Allocation RB	7.75%	05/01/28	705	790,813
Series 2009 B, Sales Tax Increment Allocation RB	6.50%	05/01/20	2,615	2,626,872
Arnold Retail Corridor Transportation Development District; Series 2010, Transportation Sales Tax RB	6.65%	05/01/38	2,000	2,202,440
Ballwin (City of) (Ballwin Town Center); Series 2002 A, Ref. & Improvement Tax Increment Allocation RB	6.50%	10/01/22	3,600	3,008,484
Branson (City of) Industrial Development Authority (Branson Landing-Retail); Series 2005, Tax Increment Allocation RB	5.25%	06/01/21	865	866,626
Branson (City of) Regional Airport Transportation Development District; Series 2007 B, Airport RB(c)(i)	6.00%	07/01/37	28,600	2,981,264
Branson Hills Infrastructure Facilities Community Improvement District;
Series 2007 A, Special Assessment RB	5.00%	04/01/15	500	300,010
Series 2007 A, Special Assessment RB	5.50%	04/01/22	2,440	1,098,024
Series 2007 A, Special Assessment RB	5.50%	04/01/27	5,055	2,274,851
Bridgeton (City of) Industrial Development Authority (Sarah Community); Series 2011 A, Ref. & Improvement Senior Housing RB	6.38%	05/01/35	3,400	3,580,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Cass (County of);
Series 2007, Hospital RB	5.00%	05/01/16	$1,000	$1,034,350
Series 2007, Hospital RB	5.63%	05/01/38	2,890	2,942,482
Chillicothe (City of) (South U.S. 65); Series 2006, Tax Increment Allocation RB	5.50%	04/01/21	1,000	891,880
Dardenne Town Square Transportation Development District; Series 2006 A, Transportation Sales Tax RB(l)	3.75%	05/01/36	3,190	1,294,406
Ellisville (City of) Industrial Development Authority (Gambrill Gardens Phase I); Series 2003 A, IDR	6.75%	04/01/33	2,390	2,393,681
Ellisville (City of) Industrial Development Authority (Gambrill Gardens); Series 1999, Ref. & Improvement RB	6.20%	06/01/29	2,755	2,758,334
Ferguson (City of) (Crossing at Halls Ferry); Series 2005, Ref. Tax Increment Allocation RB	5.00%	04/01/17	800	801,480
Grandview (City of) Industrial Development Authority (Grandview Crossing); Series 2006, Tax Increment Allocation RB(l)	2.00%	12/01/28	1,250	308,363
Grundy (County of) Industrial Development Authority (Wright Memorial Hospital);
Series 2009, Health Facilities RB	6.45%	09/01/29	1,000	1,089,230
Series 2009, Health Facilities RB	6.75%	09/01/34	1,250	1,369,800
Joplin (City of) Industrial Development Authority (Christian Homes, Inc. Obligated Group); Series 2007 F, Ref. RB	5.75%	05/15/26	1,260	1,305,977
Kansas City (City of) (Shoal Creek Parkway); Series 2011, Tax Increment Allocation RB	6.50%	06/01/25	3,000	3,044,910
Kansas City (City of) Industrial Development Authority (Brentwood Manor Apartments);
Series 2002 A, MFH RB(i)	6.95%	04/15/15	31	31,039
Series 2002 B, MFH RB(i)	5.25%	10/15/38	2,240	1,779,098
Kansas City (City of) Industrial Development Authority (Northwoods Apartments); Series 2004 A, MFH RB(i)	6.45%	05/01/40	2,119	2,120,208
Kansas City (City of) Industrial Development Authority (Walnut Grove Apartments);
Series 2000 B, MFH RB(i)	7.55%	06/15/22	845	846,242
Series 2000 B, MFH RB(i)	7.55%	06/15/35	3,430	3,434,630
Kirkwood (City of) Industrial Development Authority (Aberdeen Heights);
Series 2010 A, Retirement Community RB	8.00%	05/15/29	7,000	8,173,200
Series 2010 A, Retirement Community RB	8.25%	05/15/39	3,500	4,047,540
Series 2010 A, Retirement Community RB	8.25%	05/15/45	22,000	25,386,680
Manchester (City of) (Highway 141/Manchester Road);
Series 2010, Ref. Transportation Tax Increment Allocation RB	6.00%	11/01/25	700	744,933
Series 2010, Ref. Transportation Tax Increment Allocation RB	6.88%	11/01/39	1,500	1,602,060
Maplewood (City of) (Maplewood South Redevelopment Area); Series 2005, Ref. Tax Increment RB	5.75%	11/01/26	1,350	1,351,391
Missouri (State of) Health & Educational Facilities Authority (Washington University);
Series 2011 A, RB(f)	5.00%	11/15/41	6,210	7,073,563
Series 2011 B, RB(f)	5.00%	11/15/37	10,500	12,015,675
Platte (County of) Industrial Development Authority (Zona Rosa Phase II Retail); Series 2007, Transportation RB	6.85%	04/01/29	3,100	3,211,321
Polk (County of) Industrial Development Authority (Citizens Memorial Health Care Foundation); Series 2008, Health Facilities RB	6.50%	01/01/33	2,000	2,028,720
St. Joseph (City of) Industrial Development Authority (Living Community of St. Joseph); Series 2002, Health Care RB	7.00%	08/15/32	6,750	6,760,327
St. Joseph (City of) Industrial Development Authority (The Shoppes at North Village);
Series 2005 A, Tax Increment Allocation RB	5.50%	11/01/27	750	750,383
Series 2005 B, Tax Increment Allocation RB	5.50%	11/01/27	1,000	1,001,190
St. Louis (County of) Industrial Development Authority (Friendship Village Chesterfield); Series 2012, Senior Living Facilities RB	5.00%	09/01/42	3,000	3,097,590
St. Louis (County of) Industrial Development Authority (Grand Center Redevelopment); Series 2011, Tax Increment Allocation Improvement RB	6.38%	12/01/25	3,490	3,697,515
St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors);
Series 2007 A, Senior Living Facilities RB	6.38%	12/01/30	3,770	3,955,786
Series 2007 A, Senior Living Facilities RB	6.38%	12/01/41	8,030	8,366,377
				147,455,867

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Multiple States–0.30%
Non-Profit Preferred Funding Trust I;
Series 2007, Class A-2L, RB (Acquired 08/05/14; Cost $18,103,094)(e)	4.24%	09/15/37	$44,302	$14,087,506
Series 2007, Class A-2T, RB (Acquired 08/05/14; Cost $10,544,678)(e)	4.37%	09/15/37	25,805	8,157,688
				22,245,194
Nebraska–0.56%
Central Plains Energy Project (No. 3);
Series 2012, Gas RB	5.00%	09/01/42	21,715	23,850,019
Series 2012, Gas RB	5.25%	09/01/37	5,000	5,594,550
Gage (County of) Hospital Authority No. 1 (Beatrice Community Hospital & Health Center);
Series 2010 B, Health Care Facilities RB	6.50%	06/01/30	5,000	5,478,100
Series 2010 B, Health Care Facilities RB	6.75%	06/01/35	6,000	6,590,280
				41,512,949

Nevada–0.30%
Clark (County of) (Homestead Boulder City); Series 1997, Assisted Living Facility RB	6.50%	12/01/27	4,240	4,245,978
Henderson (City of) (Local Improvement District No. T-18); Series 2006, Special Assessment RB	5.30%	09/01/35	2,225	1,899,750
Las Vegas (City of) Redevelopment Agency; Series 2009 A, Tax Increment Allocation RB	8.00%	06/15/30	10,300	11,867,454
Mesquite (City of) (Special Improvement District No. 07-01–Anthem at Mesquite); Series 2007, Special Assessment Local Improvement RB	6.15%	08/01/37	2,285	2,333,465
Sparks (City of) (Local Improvement District No. 3-Legends at Sparks Marina);
Series 2008, Special Assessment Limited Obligation Improvement RB	6.50%	09/01/20	435	477,856
Series 2008, Special Assessment Limited Obligation Improvement RB	6.75%	09/01/27	1,395	1,488,577
				22,313,080

New Hampshire–0.17%
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB	6.88%	10/01/39	9,100	9,850,295
New Hampshire (State of) Health & Education Facilities Authority (Rivermead);
Series 2011 A, RB	6.63%	07/01/31	620	708,958
Series 2011 A, RB	6.88%	07/01/41	2,125	2,433,146
				12,992,399

New Jersey–4.63%
Casino Reinvestment Development Authority; Series 2014, Ref. Luxury Tax RB	5.25%	11/01/44	3,000	3,250,680
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB(i)	5.25%	09/15/29	20,800	22,790,768
Series 2000 B, Special Facility RB(i)	5.63%	11/15/30	10,000	11,339,200
Series 2003, Special Facility RB(i)	5.50%	06/01/33	16,480	18,430,573
Series 2012, RB(i)	5.75%	09/15/27	34,325	38,205,441
New Jersey (State of) Economic Development Authority (Cranes Mill);
Series 2008, First Mortgage RB	5.88%	07/01/28	500	525,290
Series 2008, First Mortgage RB	6.00%	07/01/38	1,500	1,574,490
New Jersey (State of) Economic Development Authority (Paterson Charter School); Series 2012 C, RB	5.30%	07/01/44	3,000	2,777,550
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, Private Activity RB(i)	5.38%	01/01/43	26,855	29,920,230
Series 2013, Private Activity RB(i)	5.63%	01/01/52	26,895	30,357,193
New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Health Care System); Series 2008, RB	6.63%	07/01/38	10,000	11,161,700
New Jersey (State of) Transportation Trust Fund Authority;
Series 2009 A, Transportation System CAB RB(d)	0.00%	12/15/38	69,205	21,789,886
Series 2009 A, Transportation System CAB RB(d)	0.00%	12/15/39	16,955	5,000,030
Series 2010 A, Transportation System CAB RB(d)	0.00%	12/15/36	45,555	16,043,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
Tobacco Settlement Financing Corp.;
Series 2007 1-A, RB	4.75%	06/01/34	$52,425	$40,833,308
Series 2007 1A, Asset-Backed RB	4.63%	06/01/26	39,790	38,232,619
Series 2007 1A, Asset-Backed RB	5.00%	06/01/29	27,125	23,214,118
Series 2007 1A, Asset-Backed RB	5.00%	06/01/41	36,815	28,786,385
				344,233,021

New Mexico–0.63%
Bernalillo (County of) (Solar Villas Apartments); Series 1997 F, Sr. MFH RB	7.25%	10/15/22	975	976,940
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 C, Ref. PCR	5.90%	06/01/40	5,000	5,607,450
New Mexico (State of) Eastern Regional Housing Authority (Wildewood Apartments); Series 2000 A, MFH RB	7.50%	12/01/30	1,935	1,938,812
New Mexico (State of) Hospital Equipment Loan Council (Gerald Champion); Series 2012, Ref. & Improvement RB	5.50%	07/01/42	14,500	14,603,240
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, First Mortgage RB	5.00%	07/01/42	4,000	4,140,120
New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	6.13%	07/01/40	8,000	8,670,160
New Mexico (State of) Income Housing Authority (Brentwood Gardens Apartments); Series 2001 A, MFH RB(i)	6.85%	12/01/31	4,055	4,119,231
RHA Housing Development Corp. (Woodleaf Apartments); Series 1997 A, Ref. MFH Mortgage RB (CEP–GNMA)	7.13%	12/15/27	2,175	2,176,871
San Juan (County of) (Apple Ridge Apartments); Series 2002 A, MFH RB(i)	7.25%	12/01/31	2,830	2,833,311
Ventana West Public Improvement District; Series 2004, Special Levy Tax RB	6.88%	08/01/33	1,500	1,502,625
				46,568,760

New York–7.21%
Amherst (Town of) Industrial Development Agency (Shaary Zedek); Series 2006 A, Ref. Civic Facility RB	7.00%	06/15/36	2,095	2,185,902
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(d)	0.00%	07/15/34	14,345	5,997,501
Series 2009, PILOT CAB RB(d)	0.00%	07/15/44	25,805	6,533,310
East Rochester (Village of) Housing Authority (Woodland Village, Inc.); Series 2006, Ref. Senior Living RB	5.50%	08/01/33	1,700	1,730,056
Erie (County of) Industrial Development Agency (Orchard Park CCRC, Inc.);
Series 2006 A, RB	6.00%	11/15/26	10,900	11,189,068
Series 2006 A, RB	6.00%	11/15/36	3,530	3,599,012
Mount Vernon (City of) Industrial Development Agency (Wartburg Senior Housing, Inc./Meadowview); Series 1999, Civic Facility RB	6.20%	06/01/29	1,000	1,001,060
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, Continuing Care Retirement Community RB	6.50%	01/01/32	2,813	2,758,669
Series 2014 A, Continuing Care Retirement Community RB	6.70%	01/01/49	22,275	21,720,130
Series 2014 A, Continuing Care Retirement Community RB	6.70%	01/01/49	4,399	4,289,177
Series 2014 B, Continuing Care Retirement Community RB	5.50%	07/01/20	8,798	8,752,633
Series 2014 C, Continuing Care Retirement Community RB	2.00%	01/01/49	13,770	549,425
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/42	7,500	8,851,425
New York & New Jersey (States of) Port Authority;
One Hundred Sixty-Ninth Series 2011, Consolidated RB(f)(i)	5.00%	10/15/27	15,400	17,285,884
One Hundred Sixty-Ninth Series 2011, Consolidated RB(f)(i)	5.00%	10/15/28	10,760	12,023,654
New York (City of) Industrial Development Agency (Polytechnic University); Series 2007, Ref. Civic Facility RB (INS–ACA)(a)	5.25%	11/01/37	5,850	6,447,870
New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2006, PILOT RB (INS–AMBAC)(a)	5.00%	01/01/39	5,180	5,343,636

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of) Municipal Water Finance Authority;
Series 2012 BB, Water & Sewer System Second General Resolution RB(f)	5.00%	06/15/47	$16,470	$18,555,761
Series 2014 BB, Water & Sewer System Second General Resolution RB(f)	5.00%	06/15/46	15,050	17,074,827
New York (City of) Transitional Finance Authority;
Series 2013 I, Sub. Future Tax Sec. RB(f)	5.00%	05/01/42	25,775	29,397,419
SubSeries 2012 F-1, Future Tax Sec. RB(f)	5.00%	05/01/39	14,000	15,984,780
SubSeries 2013, Sub. Future Tax Sec. RB(f)	5.00%	11/01/42	17,340	19,907,360
New York (City of); Series 2014 I-2, VRD Unlimited Tax GO Bonds(o)	0.02%	03/01/40	5,000	5,000,000
New York (Counties of) Tobacco Trust; Series 2005 S1, Pass Through CAB RB(d)	0.00%	06/01/38	168,000	40,928,160
New York (State of) Dormitory Authority (General Purpose); Series 2011 C, State Personal Income Tax RB(f)	5.00%	03/15/31	15,000	17,303,400
New York (State of) Dormitory Authority; Series 2014 C, Personal Income Tax RB(f)	5.00%	03/15/41	26,940	30,826,095
New York (State of) Energy Research & Development Authority (Consolidated Edison Co.); Series 2004 A-1, RB (INS–SGI)(a)(i)(k)	0.11%	01/01/39	15,000	13,500,000
New York (State of) Energy Research & Development Authority; Series 1993, Regular Residual Interest RB(p)	12.34%	04/01/20	2,500	2,506,200
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. Liberty RB(e)	5.00%	11/15/44	21,000	22,156,050
Series 2014, Class 2, Ref. RB(e)	5.38%	11/15/40	17,640	19,787,141
Series 2014, Class 3, Ref. Liberty RB(e)	7.25%	11/15/44	45,000	54,408,600
New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB (Acquired 08/07/06; Cost $848,563)(c)(e)	6.13%	02/15/19	2,500	25
New York State Environmental Facilities Corp; Series 2009 A, State Clean Water & Drinking Water RB(f)	5.00%	06/15/34	20,000	22,974,400
New York State Urban Development Corp.; Series 2013 A-1, RB(f)	5.00%	03/15/43	26,175	29,783,485
Niagara Area Development Corp. (Covanta Energy); Series 2012, Ref. Solid Waste Disposal Facilities RB(e)(i)	5.25%	11/01/42	15,475	16,111,177
Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, Civic Facility RB(e)	5.50%	01/01/37	2,500	2,506,300
Suffolk (County of) Industrial Development Agency (Medford Hamlet Assisted Living); Series 2005, Assisted Living Facility RB(i)	6.38%	01/01/39	7,280	7,380,027
TSASC, Inc.;
Series 2006 1, Tobacco Settlement Asset-Backed RB	5.00%	06/01/34	5,780	5,284,885
Series 2006 1, Tobacco Settlement Asset-Backed RB	5.13%	06/01/42	22,370	19,147,825
Westchester County Healthcare Corp. Series 2014 A, Sr. Lien RB	5.00%	11/01/44	4,824	5,412,907
				536,195,236

North Carolina–0.35%
Johnston (County of) Memorial Hospital Authority (Johnston Memorial Hospital);
Series 2008, RB (INS–AGM)(a)(f)	5.25%	10/01/28	5,016	5,531,795
Series 2008, RB (INS–AGM)(a)(f)	5.25%	10/01/36	7,835	8,634,405
North Carolina (State of) Medical Care Commission (Aldersgate); Series 2013, Ref. First Mortgage Retirement Facilities RB	6.25%	07/01/35	3,750	4,106,475
North Carolina (State of) Medical Care Commission (Galloway Ridge);
Series 2010 A, First Mortgage Retirement Facilities RB	5.88%	01/01/31	865	939,399
Series 2010 A, First Mortgage Retirement Facilities RB	6.00%	01/01/39	1,520	1,644,929
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB	5.75%	10/01/37	3,000	3,084,060
North Carolina (State of) Medical Care Commission (WhiteStone); Series 2011 A, First Mortgage Retirement Facilities RB	7.75%	03/01/31	2,000	2,303,220
				26,244,283

North Dakota–0.09%
Grand Forks (City of) (4000 Valley Square);
Series 2006, Ref. Senior Housing RB	5.13%	12/01/21	1,315	1,332,529
Series 2006, Ref. Senior Housing RB	5.30%	12/01/34	3,255	3,274,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Dakota–(continued)
Traill (County of) (Hillsboro Medical Center);
Series 2007, Health Care RB	5.25%	05/01/20	$500	$526,150
Series 2007, Health Care RB	5.50%	05/01/26	1,520	1,575,039
				6,708,183

Ohio–3.85%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB(c)	6.50%	09/01/36	15,955	7,657,283
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/30	42,240	36,143,078
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.88%	06/01/47	17,000	14,133,970
Series 2007 A-2, Sr. Asset-Backed Turbo RB	6.00%	06/01/42	3,000	2,519,460
Series 2007 A-3, Sr. Asset-Backed RB	6.25%	06/01/37	14,025	12,365,843
Series 2007 B, First Sub. Asset-Backed CAB RB(d)	0.00%	06/01/47	406,000	23,426,200
Centerville (City of) (Bethany Lutheran Village Continuing Care Facility Expansion);
Series 2007 A, Health Care RB	5.75%	11/01/22	2,000	2,141,480
Series 2007 A, Health Care RB	6.00%	11/01/27	2,000	2,126,640
Series 2007 A, Health Care RB	6.00%	11/01/38	2,550	2,687,394
Cleveland (City of) (Continental Airlines, Inc.); Series 1998, Airport Special RB(i)	5.38%	09/15/27	4,190	4,190,000
Cleveland-Cuyahoga (County of) Port Authority (Constellation Schools); Series 2014 A, Ref. & Improvement Lease RB(e)	6.75%	01/01/44	14,900	16,021,821
Cuyahoga (County of) (Eliza Jennings Senior Care Network);
Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/27	2,355	2,428,311
Series 2007 A, Health Care & Independent Living Facilities RB	6.00%	05/15/37	6,000	6,166,980
Series 2007 A, Health Care & Independent Living Facilities RB	6.00%	05/15/42	3,645	3,742,577
Cuyahoga (County of) (Franciscan Community Inc.); Series 2004 C, Health Care Facilities RB	6.25%	05/15/32	3,500	3,506,510
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.63%	07/01/47	7,750	7,113,958
Gallia (County of) (Holzer Health System Obligated Group); Series 2012, Ref. & Improvement Hospital Facilities RB	8.00%	07/01/42	29,255	33,413,306
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.50%	06/01/42	7,200	8,108,496
Hamilton (County of) (Life Enriching Communities);
Series 2006 A, Ref. Health Care RB	5.00%	01/01/37	6,870	7,054,047
Series 2012, Health Care RB	5.00%	01/01/32	2,250	2,407,140
Hancock (County of) (Blanchard Valley Regional Health Center); Series 2011 A, Hospital Facilities RB	6.25%	12/01/34	5,850	7,014,443
Lorain (County of) Port Authority (U.S. Steel Corp.); Series 2010, Recovery Zone Facility RB	6.75%	12/01/40	7,000	7,794,640
Montgomery (County of) (St. Leonard);
Series 2010, Ref. & Improvement Health Care & MFH RB	6.38%	04/01/30	2,000	2,194,180
Series 2010, Ref. & Improvement Health Care & MFH RB	6.63%	04/01/40	6,500	7,196,215
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/44	18,960	19,652,798
Norwood (City of) (Cornerstone at Norwood);
Series 2006, Tax Increment Allocation Financing RB	5.25%	12/01/15	315	321,095
Series 2006, Tax Increment Allocation Financing RB	5.75%	12/01/20	1,300	1,365,689
Series 2006, Tax Increment Allocation Financing RB	6.20%	12/01/31	7,340	7,696,797
Ohio (State of) (USG Corp.);
Series 1997, Solid Waste Disposal RB(i)	5.60%	08/01/32	14,765	14,787,886
Series 1998, Solid Waste Disposal RB(i)	5.65%	03/01/33	13,000	13,020,670
Toledo-Lucas (County of) Port Authority (Crocker Park Public Improvement); Series 2003, Special Assessment RB	5.38%	12/01/35	7,630	7,679,671
				286,078,578

Oklahoma–1.38%
Atoka (County of) Health Care Authority (Atoka Memorial Hospital); Series 2007, Hospital RB	6.63%	10/01/37	3,405	3,379,122
Citizen Potawatomi Nation; Series 2004 A, Sr. Obligation Tax RB	6.50%	09/01/16	1,105	1,093,199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oklahoma–(continued)
Oklahoma (State of) Development Finance Authority (Great Plains Regional Medical Center);
Series 2007, Hospital RB	5.00%	12/01/27	$2,500	$2,537,125
Series 2007, Hospital RB	5.13%	12/01/36	7,015	7,074,136
Oklahoma (State of) Development Finance Authority (Inverness Village Community);
Series 2012, Ref. Continuing Care Retirement Community RB	5.75%	01/01/27	2,430	2,574,779
Series 2012, Ref. Continuing Care Retirement Community RB	6.00%	01/01/32	9,935	10,521,860
Series 2013, Ref. Continuing Care Retirement Community RB	5.75%	01/01/37	8,500	8,838,980
Tulsa (City of) Municipal Airport Trust;
Series 2001 B, Ref. RB(i)	5.50%	12/01/35	15,000	16,435,950
Series 2001 C, Ref. RB(i)	5.50%	12/01/35	38,250	41,911,673
Tulsa (County of) Industrial Authority (Montereau, Inc.);
Series 2010 A, Senior Living Community RB	7.25%	11/01/40	5,350	5,954,497
Series 2010 A, Senior Living Community RB	7.25%	11/01/45	2,100	2,332,197
				102,653,518

Oregon–0.22%
Douglas (County of) Hospital Facility Authority (Forest Glen); Series 1997 A, Elderly Housing RB(c)	7.50%	09/01/27	1,600	795,872
Gilliam (County of) (Waste Management); Series 2002, Solid Waste Disposal RB(i)	5.25%	07/01/29	7,845	8,270,434
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.);
Series 2012, Ref. RB	5.63%	05/15/32	250	277,330
Series 2012, Ref. RB	6.00%	05/15/42	1,990	2,214,790
Series 2012, Ref. RB	6.00%	05/15/47	3,250	3,608,573
Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Tribal Economic Development Hydroelectric RB(e)	6.38%	11/01/33	1,000	1,117,510
				16,284,509

Pennsylvania–2.33%
Allegheny (County of) Industrial Development Authority (Propel Charter School-McKeesport); Series 2010 B, Charter School RB	6.38%	08/15/35	1,220	1,334,375
Allegheny (County of) Industrial Development Authority (Propel Charter School-Montour); Series 2010 A, Charter School RB	6.75%	08/15/35	1,225	1,360,485
Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. RB(i)	6.13%	11/01/34	4,420	4,491,339
Butler (County of) Hospital Authority (Butler Health System); Series 2009 B, RB(g)(h)	7.13%	07/01/19	2,145	2,690,195
Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center);
Series 2006, Ref. First Mortgage RB	5.25%	12/01/15	260	266,895
Series 2006, Ref. First Mortgage RB	5.38%	12/01/16	500	527,860
Series 2006, Ref. First Mortgage RB	5.75%	12/01/22	935	967,248
Chester (County of) Industrial Development Authority (Avon Grove Charter School);
Series 2007 A, RB	6.25%	12/15/27	1,000	1,058,430
Series 2007 A, RB	6.38%	12/15/37	1,500	1,576,110
Chester (County of) Industrial Development Authority (Collegium Charter School);
Series 2012 A, Ref. RB	5.25%	10/15/32	2,320	2,371,040
Series 2012 A, Ref. RB	5.38%	10/15/42	4,230	4,301,191
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group);
Series 2010, RB	6.13%	01/01/45	8,000	8,640,880
Series 2012, Ref. RB	5.25%	01/01/41	3,000	3,126,600
Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2007, RB	5.00%	01/01/36	8,080	8,270,284
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	6.00%	07/01/35	1,000	1,092,570
Dauphin (County of) General Authority (Riverfront Office); Series 1998, Office & Parking RB	6.00%	01/01/25	3,980	3,990,746
Fulton (County of) Industrial Development Authority (The Fulton County Medical Center);
Series 2006, Hospital RB	5.88%	07/01/31	4,000	4,080,000
Series 2006, Hospital RB	5.90%	07/01/40	4,300	4,375,078
Harrisburg (City of) Authority (Harrisburg University of Science); Series 2007 B, University RB(j)	6.00%	09/01/36	8,500	4,249,915
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/42	3,430	3,568,503

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/44	$5,464	$5,312,682
Series 2014 B, Conv. CAB RB(b)	7.50%	02/01/44	1,379	203,332
Series 2014 C, RB(d)	0.00%	02/01/44	4,122	41
Montgomery (County of) Higher Education & Health Authority (AHF/Montgomery Inc.); Series 2006, Ref. & Improvement RB	6.88%	04/01/36	7,760	8,085,066
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	7.00%	12/01/35	6,000	7,046,940
Montgomery (County of) Industrial Development Authority (Whitemarsh Continuing Care);
Series 2005, Mortgage RB	6.13%	02/01/28	1,875	1,879,556
Series 2005, Mortgage RB	6.25%	02/01/35	8,755	8,776,713
Northeastern Pennsylvania Hospital & Education Authority (Oakwood Terrace);
Series 1999, Health Care RB	7.13%	10/01/29	2,955	2,961,560
Series 2005, Health Care RB (Acquired 12/27/05; Cost $1,425,000)(e)	6.50%	10/01/32	1,425	1,455,253
Pennsylvania (Commonwealth of); First Series 2014, Unlimited Tax GO Bonds(f)	5.00%	06/15/34	15,450	17,791,757
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB(e)(i)	5.50%	11/01/44	4,000	4,141,120
Pennsylvania (State of) Economic Development Financing Authority (USG Corp.); Series 1999, Solid Waste Disposal RB (i)	6.00%	06/01/31	15,000	15,001,200
Pennsylvania (State of) Higher Educational Facilities Authority (Student Association, Inc. at California University of Pennsylvania); Series 2000 A, Student Housing RB	6.75%	09/01/32	2,285	2,291,192
Pennsylvania (State of) Turnpike Commission; SubSeries 2013 B-2, Sub. Turnpike Conv. CAB RB(b)	6.00%	12/01/37	7,000	4,127,550
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Centralized Comprehensive Human Services, Inc.); Series 2002 A, RB	7.25%	01/01/21	3,320	3,330,989
Philadelphia (City of) Industrial Development Authority (Cathedral Village); Series 2003 A, RB	6.88%	04/01/34	35	35,075
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.25%	06/15/43	5,500	6,150,265
Philadelphia (City of) Industrial Development Authority (Global Leadership Academy Charter School); Series 2010, RB	6.38%	11/15/40	1,000	1,077,580
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/37	4,070	4,161,982
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB	6.00%	08/01/35	500	550,130
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/41	1,500	1,666,185
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School);
Series 2013, RB(e)	6.50%	06/15/33	2,000	2,053,180
Series 2013, RB(e)	6.75%	06/15/43	8,000	8,236,640
Susquehanna Area Regional Airport Authority; Series 2008 A, Airport System RB(i)	6.50%	01/01/38	4,300	4,664,941
				173,340,673

Puerto Rico–2.67%
Children’s Trust; Series 2005 A, Tobacco Settlement Asset-Backed RB(d)	0.00%	05/15/50	195,980	16,066,440
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2007 UU, Ref. Floating Rate Power RB(k)	1.22%	07/01/17	13,320	7,659,000
Puerto Rico (Commonwealth of) Government Development Bank;
Series 2014 B-1A, Sr. TRAN(e)	7.75%	06/30/15	21,415	21,307,925
Series 2014 B-1A, Sr. TRAN(e)	7.75%	06/30/15	21,450	21,342,750
Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 2003 AA-2, Ref. Highway RB	5.30%	07/01/35	5,000	3,660,050
Puerto Rico (Commonwealth of); Series 2014 A, Unlimited Tax GO Bonds	8.00%	07/01/35	63,565	53,118,728
Puerto Rico Sales Tax Financing Corp.;
First Sr. Series 2009 C, RB	5.75%	08/01/57	48,795	36,350,811
Series 2007 A, CAB RB(d)	0.00%	08/01/56	110,000	6,822,200
Series 2011 C, RB	5.25%	08/01/40	43,540	32,036,732
				198,364,636

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Rhode Island–0.11%
Rhode Island Economic Development Corp. (Providence Place); Series 2000, Sub. Obligation RB	7.25%	07/01/20	$2,605	$2,605,808
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group);
Series 2009 A, Hospital Financing RB	7.00%	05/15/39	2,500	2,908,775
Series 2009 A, Hospital Financing RB (INS–AGC)(a)	6.25%	05/15/30	2,000	2,342,900
				7,857,483

South Carolina–0.28%
Myrtle Beach (City of) (Myrtle Beach Air Force Base);
Series 2006 A, Tax Increment Allocation RB	5.25%	10/01/26	795	797,297
Series 2006 A, Tax Increment Allocation RB	5.30%	10/01/35	1,250	1,253,525
South Carolina (State of) Jobs-Economic Development Authority (Episcopal Home at Still Hopes); Series 2004 B, Residential Care Facilities First Mortgage RB	5.90%	05/15/34	1,000	1,111,140
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2007, Ref. First Mortgage Health Care Facilities RB	5.38%	05/01/21	1,500	1,565,460
Series 2013, Health Facilities RB	5.00%	05/01/43	1,000	1,031,830
Series 2013, Health Facilities RB	5.13%	05/01/48	2,000	2,064,700
South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman);
Series 2012, Ref. RB	6.00%	11/15/32	1,426	1,460,250
Series 2012, Ref. RB	6.00%	11/15/42	4,777	4,776,240
Series 2012, Ref. RB	6.00%	11/15/47	3,622	3,605,827
Series 2012, Ref. Sub. CAB RB(d)	0.00%	11/15/47	2,383	235,588
Series 2012, Ref. Sub. CAB RB(d)	0.00%	11/15/47	611	60,407
Series 2012, Ref. Sub. CAB RB(d)	0.00%	11/15/47	1,742	172,161
South Carolina (State of) Jobs-Economic Development Authority (Wesley Commons); Series 2006, Ref. First Mortgage Health Facilities RB	5.13%	10/01/26	2,500	2,521,000
				20,655,425

Tennessee–0.44%
Shelby (County of) Health, Educational & Housing Facilities Board (Kirby Pines); Series 1997 A, Health Care Facility RB	6.38%	11/15/25	3,000	3,005,040
Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2013 A, Ref. RB	5.50%	09/01/47	14,000	14,310,800
Trenton (City of) Health & Educational Facilities Board (RHA/Trenton MR, Inc.); Series 2009, RB	9.25%	04/01/39	12,655	15,442,770
				32,758,610

Texas–11.93%
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, Environmental Facilities RB(i)(j)	6.50%	11/01/29	9,265	3,610,941
Arlington Higher Education Finance Corp. (Arlington Classics Academy); Series 2010 B, Ref. RB	7.65%	08/15/40	2,500	2,857,425
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, Education RB	7.13%	03/01/44	2,000	2,132,360
Austin Convention Enterprises, Inc.; Series 2006 B, Ref. Second Tier Convention Center RB(e)	5.75%	01/01/34	5,060	5,190,244
Bexar County Health Facilities Development Corp. (Army Retirement Residence); Series 2010, RB	6.20%	07/01/45	2,000	2,297,260
Bexar County Housing Finance Corp. (Woodland Ridge Apartments); Series 2002 A, MFH RB(i)	7.00%	01/01/39	3,920	3,922,979
Brazoria County Health Facilities Development Corp. (Brazosport Regional Health System);
Series 2012, Ref. RB	5.25%	07/01/32	7,100	7,310,799
Series 2012, Ref. RB	5.50%	07/01/42	10,910	11,281,704
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/45	7,465	8,730,243
Celina (City of);
Series 2015, Special Assessment RB	5.38%	09/01/28	700	692,713
Series 2015, Special Assessment RB	5.50%	09/01/32	250	246,958
Series 2015, Special Assessment RB	5.88%	09/01/40	1,000	985,690
Central Texas Regional Mobility Authority; Series 2011, Sub. Lien RB	6.75%	01/01/41	17,500	21,477,400
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2011, Education RB	5.75%	08/15/41	1,130	1,282,324

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Clifton Higher Education Finance Corp. (Uplift Education); Series 2010 A, Education RB	6.25%	12/01/45	$5,000	$5,845,750
Dallas (County of) Flood Control District No. 1; Series 2002, Ref. Unlimited Tax GO Bonds	7.25%	04/01/32	9,445	9,475,696
Decatur (City of) Hospital Authority (Wise Regional Health System); Series 2014 A, Ref. RB	5.25%	09/01/44	9,700	10,428,761
Grand Parkway Transportation Corp.;
Series 2013 A, First Tier Toll RB	5.50%	04/01/53	10,000	11,197,200
Series 2013 B, Sub. Tier Conv. Toll System CAB RB(b)	5.85%	10/01/48	17,000	13,109,210
Series 2013 B, Sub. Tier Toll RB	5.00%	04/01/53	43,260	47,667,761
Series 2013 B, Sub. Tier Toll RB(f)	5.25%	10/01/51	24,405	27,725,056
Grand Prairie Housing Finance Corp.;
Series 2003, Priority Lien Independent Senior Living Center RB	7.50%	07/01/17	460	473,312
Series 2003, Priority Lien Independent Senior Living Center RB	7.63%	01/01/20	655	694,588
Series 2003, Priority Lien Independent Senior Living Center RB	7.75%	01/01/34	6,795	7,332,960
Series 2003, Sub. Lien Independent Senior Living Center RB(m)	7.50%	07/01/17	610	29,359
Series 2003, Sub. Lien Independent Senior Living Center RB(m)	7.63%	01/01/20	345	16,605
Series 2003, Sub. Lien Independent Senior Living Center RB(m)	7.75%	01/01/34	3,595	173,027
HFDC of Central Texas, Inc. (Legacy at Willow Bend);
Series 2006 A, Retirement Facilities RB	5.50%	11/01/31	500	500,285
Series 2006 A, Retirement Facilities RB	5.63%	11/01/26	5,100	5,201,694
HFDC of Central Texas, Inc. (Sears Tyler Methodist);
Series 2009 A, RB(c)	7.75%	11/15/29	4,910	1,877,977
Series 2009 A, RB(c)	7.75%	11/15/44	15,345	5,869,156
Series 2009 B, RB(c)	6.38%	11/15/19	1,210	462,801
HFDC of Central Texas, Inc. (Village at Gleannloch Farms);
Series 2006 A, Retirement Facilities RB	5.50%	02/15/27	4,800	4,892,928
Series 2006 A, Retirement Facilities RB	5.50%	02/15/37	15,265	15,465,887
HFDC of Central Texas, Inc.; Series 2006 A, Retirement Facilities RB	5.75%	11/01/36	6,355	6,444,606
Hopkins (County of) Hospital District;
Series 2008, RB	6.00%	02/15/33	2,500	2,571,550
Series 2008, RB	6.00%	02/15/38	5,155	5,285,422
Houston (City of) (Continental Airlines, Inc.);
Series 1997 C, Airport System Special Facilities RB(i)	6.13%	07/15/27	17,745	17,829,289
Series 1998 C, Airport System Special Facilities RB(i)	5.70%	07/15/29	4,730	4,750,623
Series 2011 A, Ref. Airport System Special Facilities RB(i)	6.63%	07/15/38	14,000	16,473,940
Houston (City of), Texas (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System Special Facilities RB(i)	5.00%	07/01/29	11,750	12,686,592
Houston (City of);
Series 2009 A, Ref. Sr. Lien Airport System RB(f)	5.00%	07/01/23	6,580	7,350,321
Series 2009 A, Ref. Sr. Lien Airport System RB(f)	5.00%	07/01/24	3,670	4,092,013
Series 2009 A, Ref. Sr. Lien Airport System RB(f)	5.00%	07/01/25	6,800	7,572,480
Series 2009 A, Ref. Sr. Lien Airport System RB(f)	5.00%	07/01/26	3,000	3,344,970
Series 2011 A, Ref. First Lien Utility System RB(f)	5.25%	11/15/31	18,360	21,784,691
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011 A, RB	6.50%	05/15/31	500	618,735
Series 2011 A, RB	6.88%	05/15/41	790	994,634
La Vernia Higher Education Finance Corp. (Amigos Por Vida/Friends for Life); Series 2008, RB	6.38%	02/15/37	1,635	1,648,554
La Vernia Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2008 A, RB(h)	6.25%	02/15/17	540	578,048
Series 2008 A, RB(g)(h)	7.13%	02/15/17	2,000	2,247,180
La Vernia Higher Education Finance Corp. (Knowledge is Power Program, Inc.);
Series 2009 A, RB	6.25%	08/15/39	1,210	1,379,969
Series 2009 A, RB	6.38%	08/15/44	7,225	8,261,210

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Leander Independent School District;
Series 2014 C, Unlimited Tax CAB GO Bonds(d)	0.00%	08/15/47	$50,000	$9,983,500
Series 2014 C, Unlimited Tax CAB GO Bonds(d)	0.00%	08/15/48	71,355	13,374,068
Series 2014 D, Ref. Unlimited Tax CAB GO Bonds(d)	0.00%	08/15/37	4,070	1,572,689
Lone Star College System; Series 2009, Limited Tax GO Bonds(f)	5.00%	08/15/34	23,200	26,347,312
Lubbock Health Facilities Development Corp. (Carillon Senior LifeCare Community);
Series 2005 A, Ref. First Mortgage RB	6.50%	07/01/26	2,500	2,587,375
Series 2005 A, Ref. First Mortgage RB	6.63%	07/01/36	9,000	9,287,640
Mesquite Health Facility Development Corp. (Christian Care Centers, Inc.); Series 2005, Retirement Facility RB	5.63%	02/15/35	1,500	1,515,825
New Hope Cultural Education Facilities Corp. (Morningside Ministries);
Series 2013, First Mortgage RB	6.50%	01/01/43	4,325	4,897,198
Series 2013, First Mortgage RB	6.50%	01/01/48	5,675	6,391,809
North Texas Education Finance Corp. (Uplift Education); Series 2012 A, RB	5.25%	12/01/47	2,100	2,310,861
North Texas Tollway Authority;
Series 2008 A, Ref. First Tier System RB (INS-BHAC)(a)(f)	5.75%	01/01/48	30,545	34,218,647
Series 2011 B, Special Project System CAB RB(d)	0.00%	09/01/37	15,500	5,294,180
Orange Housing Development Corp. (Villages at Pine Hollow); Series 1998, MFH RB	8.00%	03/01/28	3,020	2,416,030
Pearland (City of) Development Authority; Series 2009, Tax Increment Allocation Contract RB(g)(h)	5.88%	09/01/18	805	942,945
Pharr (City of) Higher Education Finance Authority (Idea Public Schools);
Series 2009 A, Education RB	6.25%	08/15/29	570	649,042
Series 2009 A, Education RB	6.50%	08/15/39	6,320	7,259,278
Red River Health Facilities Development Corp. (MRC Crossing);
Series 2014 A, Retirement Facility RB	7.50%	11/15/34	2,250	2,650,005
Series 2014 A, Retirement Facility RB	7.75%	11/15/44	3,600	4,262,652
Series 2014 A, Retirement Facility RB	8.00%	11/15/49	5,000	6,001,650
Red River Health Facilities Development Corp. (Parkview on Hollybrook);
Series 2013 A, First Mortgage RB	7.25%	07/01/43	6,425	6,663,882
Series 2013 A, First Mortgage RB	7.38%	07/01/48	11,995	12,458,127
Red River Health Facilities Development Corp. (Sears Methodist Retirement System);
Series 2013, Retirement Facility RB(c)	5.45%	11/15/38	2,100	1,259,958
Series 2013, Retirement Facility RB(c)	5.75%	11/15/39	1,730	1,037,965
Series 2013, Retirement Facility RB(c)	6.05%	11/15/46	6,130	3,677,877
Series 2013, Retirement Facility RB(c)	6.05%	11/15/46	1,323	793,774
Series 2013, Retirement Facility RB(c)	6.15%	11/15/49	2,968	1,780,741
Series 2013, Retirement Facility RB(c)	6.25%	05/09/53	673	403,787
San Antonio Convention Hotel Finance Corp. (Empowerment Zone); Series 2005 A, Contract RB (INS–AMBAC)(a)(i)	5.00%	07/15/39	10,000	10,133,800
San Juan (City of) Higher Education Finance Authority (Idea Public Schools); Series 2010 A, Education RB	6.70%	08/15/40	1,000	1,189,350
Sanger Industrial Development Corp. (Texas Pellets); Series 2012 B, RB(i)	8.00%	07/01/38	39,000	43,588,350
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group);
Series 2009, Retirement Facility RB	6.13%	11/15/29	1,000	1,103,780
Series 2009, Retirement Facility RB	6.38%	11/15/44	12,150	13,447,012
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.);
Series 2007, Retirement Facility RB	5.63%	11/15/27	1,500	1,551,900
Series 2007, Retirement Facility RB	5.75%	11/15/37	2,500	2,567,625
Series 2014, Retirement Facility RB	5.63%	11/15/41	3,250	3,386,143
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, Retirement Facility RB	5.25%	02/15/17	605	621,982
Series 2007, Retirement Facility RB	5.75%	02/15/25	1,500	1,541,025
Series 2007, Retirement Facility RB	5.75%	02/15/29	1,600	1,634,880
Series 2009 A, Retirement Facility RB	8.00%	02/15/38	12,350	14,171,625
Series 2009 B-1, Retirement Facility RB	7.25%	02/15/16	85	85,275

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Tarrant County Cultural Education Facilities Finance Corp. (Mirador);
Series 2010 A, Retirement Facility RB	7.75%	11/15/19	$650	$646,256
Series 2010 A, Retirement Facility RB	8.00%	11/15/29	3,125	3,055,906
Series 2010 A, Retirement Facility RB	8.13%	11/15/39	7,000	6,792,310
Series 2010 A, Retirement Facility RB	8.25%	11/15/44	13,000	12,702,040
Series 2010 B-1, TEMPS-75SM Retirement Facility RB	7.25%	11/15/16	1,775	1,768,521
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way);
Series 2009 A, Retirement Facility RB	8.25%	11/15/29	2,135	2,144,437
Series 2009 A, Retirement Facility RB	8.25%	11/15/39	2,140	2,141,198
Series 2009 A, Retirement Facility RB	8.25%	11/15/44	9,570	9,536,505
Series 2009 C-1, TEMPS-80SM Retirement Facility RB	7.50%	11/15/16	4,505	4,486,439
Texas (State of) Department of Housing & Community Affairs (Linked Select Auction Variable Rate Securities & Residual Interest Bonds); Series 1992 C, Home Mortgage RB (CEP–GNMA)(i)	6.90%	07/02/24	250	257,478
Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002, CAB RB (INS–AMBAC)(a)(d)	0.00%	08/15/32	22,115	7,793,105
Series 2002, CAB RB (INS–AMBAC)(a)(d)	0.00%	08/15/33	37,225	12,334,131
Series 2002, CAB RB (INS–AMBAC)(a)(d)	0.00%	08/15/36	19,000	5,249,130
Series 2002, CAB RB (INS–AMBAC)(a)(d)	0.00%	08/15/37	30,000	7,788,300
Texas (State of) Water Development Board;
Series 2008 A, Sub. Lien State Revolving Fund RB(f)	5.00%	07/15/25	15,000	16,478,550
Series 2008 B, Sub. Lien State Revolving Fund RB(f)	5.00%	07/15/28	11,425	12,525,456
Series 2008 B, Sub. Lien State Revolving Fund RB(f)	5.00%	07/15/29	5,000	5,469,750
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/26	16,520	20,607,213
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2012, Gas Supply RB	5.00%	12/15/31	15,000	16,620,600
Texas Private Activity Bond Surface Transportation Corp. (LBJ Infrastructure); Series 2010, Sr. Lien RB	7.00%	06/30/40	34,575	41,878,623
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/39	13,415	15,980,619
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC);
Series 2013, Sr. Lien RB(i)	6.75%	06/30/43	18,450	22,617,117
Series 2013, Sr. Lien RB(i)	7.00%	12/31/38	4,000	5,001,040
Texas State Public Finance Authority Charter School Finance Corp. (New Frontiers Charter School); Series 2010 A, Education RB	5.80%	08/15/40	1,000	1,093,930
Texas State Public Finance Authority Charter School Finance Corp. (Odyssey Academy, Inc.);
Series 2010 A, Education RB(g)(h)	6.88%	02/15/20	1,455	1,758,498
Series 2010 A, Education RB(g)(h)	7.13%	02/15/20	1,810	2,203,892
Texas State Public Finance Authority Charter School Finance Corp. (School Excellence Education); Series 2004 A, RB(e)	7.00%	12/01/34	3,315	3,315,530
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, Education RB	5.25%	08/15/42	2,375	2,453,755
Travis County Health Facilities Development Corp. (Westminster Manor); Series 2010, RB	7.00%	11/01/30	2,500	2,948,275
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center); Series 2007, Ref. Hospital RB	5.00%	07/01/33	5,300	5,485,076
Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Allocation Contract RB	5.38%	09/01/25	465	523,809
Series 2009, Tax Increment Allocation Contract RB	5.50%	09/01/29	2,250	2,501,730
				887,594,663

Utah–0.38%
Provo (City of) (Freedom Academy Foundation); Series 2007, Charter School RB	5.50%	06/15/37	2,310	2,337,119
Utah (County of) (Renaissance Academy);
Series 2007 A, Charter School RB	5.35%	07/15/17	420	430,021
Series 2007 A, Charter School RB	5.63%	07/15/37	2,700	2,718,630

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–(continued)
Utah (State of) Charter School Finance Authority (George Washington Academy);
Series 2008 A, Charter School RB	6.75%	07/15/28	$1,340	$1,402,524
Series 2008 A, Charter School RB	7.00%	07/15/40	6,690	7,015,535
Utah (State of) Charter School Finance Authority (Navigator Pointe Academy);
Series 2010 A, Charter School RB	5.38%	07/15/30	1,650	1,769,147
Series 2010 A, Charter School RB	5.63%	07/15/40	710	761,795
Utah (State of) Charter School Finance Authority (North Davis Preparatory Academy);
Series 2010, Charter School RB	6.25%	07/15/30	1,250	1,372,888
Series 2010, Charter School RB	6.38%	07/15/40	2,500	2,733,600
Utah (State of) Charter School Finance Authority (Vista Entrada School of Performing Arts);
Series 2012, RB	5.60%	07/15/22	855	926,888
Series 2012, RB	6.30%	07/15/32	850	932,629
Series 2012, RB	6.55%	07/15/42	2,000	2,214,120
Utah (State of) Housing Finance Agency (RHA Community Services); Series 1997 A, RB	6.88%	07/01/27	3,745	3,752,190
				28,367,086

Vermont–0.04%
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 A, Mortgage RB	5.38%	05/01/36	2,750	2,895,667
Vermont (State of) Educational & Health Buildings Financing Agency (Developmental & Mental Health);
Series 2002 A, RB	6.38%	06/15/22	40	40,645
Series 2002 A, RB	6.50%	06/15/32	175	177,515
				3,113,827

Virgin Islands–0.07%
Virgin Islands (Government of) (Matching Fund Loan Note—Diago); Series 2009 A, RB	6.75%	10/01/37	4,500	5,164,920

Virginia–2.10%
Celebrate North Community Development Authority (Celebrate Virginia North);
Series 2003 B, Special Assessment RB(c)	6.60%	03/01/25	1,280	826,611
Series 2003 B, Special Assessment RB(c)	6.75%	03/01/34	7,041	4,547,923
Celebrate South Community Development Authority (Celebrate Virginia South); Series 2006, Special Assessment RB(c)	6.25%	03/01/37	9,500	5,224,810
Chesterfield (County of) Health Center Commission (Lucy Corr Village);
Series 2008 A, Residential Care Facilities RB	6.13%	12/01/30	5,000	4,088,600
Series 2008 A, Residential Care Facilities RB	6.25%	12/01/38	5,500	4,237,805
New Port Community Development Authority;
Series 2006, Special Assessment RB	5.50%	09/01/26	850	496,128
Series 2006, Special Assessment RB	5.60%	09/01/36	2,481	1,437,963
Peninsula Town Center Community Development Authority;
Series 2007, Special Obligation RB	6.25%	09/01/24	6,715	7,249,380
Series 2007, Special Obligation RB	6.35%	09/01/28	7,818	8,419,595
Series 2007, Special Obligation RB	6.45%	09/01/37	5,219	5,606,928
Route 460 Funding Corp.;
Series 2012 A, Sr. Lien Toll Road RB	5.00%	07/01/52	15,370	16,405,631
Series 2012 B, Sr. Lien Toll Road CAB RB(d)	0.00%	07/01/36	5,310	1,950,947
Series 2012 B, Sr. Lien Toll Road CAB RB(d)	0.00%	07/01/38	6,250	2,067,688
The Farms of New Kent Community Development Authority;
Series 2006 B, Special Assessment RB(l)	2.73%	03/01/36	7,000	1,752,520
Series 2006 C, Special Assessment RB(l)	2.90%	03/01/36	7,250	1,814,965
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, Sr. Lien RB(i)	5.50%	01/01/42	31,975	35,148,838
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC); Series 2012, Sr. Lien RB(i)	5.00%	01/01/40	45,550	48,758,086
Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.75%	07/01/38	5,000	5,896,850
				155,931,268

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–2.46%
Greater Wenatchee (City of) Regional Events Center Public Facilities District; Series 2012 A, RB	5.50%	09/01/42	$6,720	$7,113,523
Kalispel Tribe of Indians; Series 2008, RB	6.75%	01/01/38	8,000	7,772,640
Kennewick (City of) Public Hospital District; Series 2001, Ref. & Improvement RB	6.30%	01/01/25	2,000	2,002,180
King (County of) Public Hospital District No. 4 (Snoqualmie Valley Hospital);
Series 2009, Ref. & Improvement Limited Tax GO Bonds	7.25%	12/01/38	9,625	9,640,978
Series 2011, Ref. & Improvement Limited Tax GO Bonds	6.75%	12/01/31	500	551,885
Series 2011, Ref. & Improvement Limited Tax GO Bonds	7.00%	12/01/40	4,000	4,424,800
King (County of); Series 2011 B, Ref. Sewer RB(f)	5.00%	01/01/34	38,540	43,925,194
Klickitat (County of) Public Hospital District No. 2 (Skyline Hospital);
Series 2007, Hospital RB	6.50%	12/01/38	2,000	2,017,280
Series 2007, RB	6.25%	12/01/28	3,645	3,683,127
Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. Special Facilities RB(i)	5.00%	04/01/30	19,500	20,505,615
Skagit (County of) Public Hospital District No. 1 (Skagit Valley Hospital);
Series 2007, RB	5.75%	12/01/28	1,250	1,358,025
Series 2010, RB	5.75%	12/01/35	6,000	6,696,840
Series 2010, RB	6.00%	12/01/30	3,160	3,673,405
Washington (State of) Health Care Facilities Authority (Central Washington Health Services Association); Series 2009, RB	7.00%	07/01/39	9,145	10,683,006
Washington (State of) Health Care Facilities Authority (Seattle Cancer Care Alliance); Series 2009, RB(g)(h)	7.38%	03/01/19	11,300	14,107,937
Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2009, Ref. RB	5.63%	10/01/40	3,415	3,709,817
Washington (State of) Housing Finance Commission (Custodial Receipts Wesley Homes); Series 2008 A, Non-Profit RB(e)	6.20%	01/01/36	19,025	20,065,287
Washington (State of); Series 2009 E, Various Purpose Unlimited Tax GO Bonds(f)	5.00%	02/01/29	18,450	20,882,448
				182,813,987

West Virginia–0.60%
Harrison (County of) Commission (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(i)	5.50%	10/15/37	5,250	5,437,373
Harrison (County of) Commission (Charles Pointe No. 2);
Series 2008 A, Ref. Tax Increment Allocation RB	6.50%	06/01/23	1,130	926,250
Series 2008 A, Ref. Tax Increment Allocation RB	7.00%	06/01/35	1,500	1,225,710
Series 2013, Ref. Tax Increment Allocation RB (Acquired 02/15/08; Cost $988,497)(e)	7.00%	06/01/35	1,000	509,470
Kanawha (County of) (The West Virginia State University Foundation); Series 2013, Student Housing RB	6.75%	07/01/45	5,650	6,376,985
West Virginia (State of) Hospital Finance Authority (Thomas Health System);
Series 2008, RB	6.00%	10/01/20	1,500	1,615,185
Series 2008, RB	6.50%	10/01/38	14,000	14,729,260
Series 2008, RB	6.75%	10/01/43	13,150	13,930,978
				44,751,211

Wisconsin–1.12%
Milwaukee (City of) Redevelopment Authority (Academy of Learning & Leadership, Inc.); Series 2007 A, Education RB(c)	5.50%	08/01/22	300	60,003
Public Finance Authority (National Gypsum Co.); Series 2014, Ref. Exempt Facilities RB(i)	5.25%	04/01/30	8,000	8,221,840
Public Financing Authority (Rose Villa); Series 2014 A, Senior Living RB	6.00%	11/15/49	2,500	2,680,450
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 B, Collateralized Utility RB(i)	5.75%	11/01/37	4,000	4,366,040
Wisconsin (State of) Health & Educational Facilities Authority (AE Nursing Centers);
Series 2008, RB	7.15%	06/01/28	950	1,029,458
Series 2008, RB	7.25%	06/01/38	1,000	1,078,120
Wisconsin (State of) Health & Educational Facilities Authority (Eastcastle Place, Inc.);
Series 2004, RB	6.00%	12/01/24	130	129,992
Series 2004, RB	6.13%	12/01/34	4,400	4,355,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44                         Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Middleton Glen, Inc.);
Series 1998, RB	5.75%	10/01/18	$690	$691,863
Series 1998, RB	5.75%	10/01/28	2,485	2,488,404
Series 1998, Special Term RB	5.90%	10/01/28	335	335,499
Wisconsin (State of) Health & Educational Facilities Authority (Mile Bluff Medical Center, Inc.); Series 2014, RB	5.75%	05/01/39	2,635	2,789,780
Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Community, Inc.);
Series 2009 A, RB	7.25%	09/15/29	4,000	4,719,520
Series 2009 A, RB	7.63%	09/15/39	1,000	1,190,630
Wisconsin (State of) Health & Educational Facilities Authority (Wisconsin Illinois Senior Housing, Inc.);
Series 2010, RB	7.00%	08/01/33	2,000	2,102,880
Series 2012, RB	5.75%	08/01/35	3,215	3,324,406
Series 2012, RB	5.88%	08/01/42	2,660	2,754,776
Series 2013, RB	7.00%	08/01/43	6,500	7,062,770
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch);
Series 2011 A, Continuing Care Retirement Community RB	7.00%	06/01/20	650	737,874
Series 2011 A, Continuing Care Retirement Community RB	7.75%	06/01/28	7,980	9,279,942
Series 2011 A, Continuing Care Retirement Community RB	8.00%	06/01/35	10,150	11,911,533
Series 2011 A, Continuing Care Retirement Community RB	8.25%	06/01/46	4,000	4,732,840
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2012, RB	5.75%	04/01/42	3,590	3,823,637
Wisconsin (State of) Public Finance Authority (Voyager Foundation Inc.);
Series 2012 A, Charter School RB	5.50%	10/01/22	710	790,933
Series 2012 A, Charter School RB	6.00%	10/01/32	1,475	1,598,163
Series 2012 A, Charter School RB	6.20%	10/01/42	1,300	1,406,886
				83,664,019

Wyoming–0.10%
West Park Hospital District (West Park Hospital);
Series 2011, Ref. RB	7.00%	06/01/35	1,085	1,295,772
Series 2011 A, RB	7.00%	06/01/40	4,890	5,830,836
				7,126,608
Total Municipal Obligations (Cost $7,662,700,808)				8,074,207,458

Bonds and Notes–0.03%
Texas–0.03%
Sears Tyler Methodist Retirement Corp.,
DIP, Taxable Notes (Acquired 08/26/14; Cost $500,000)(e)	12.00%	02/08/17	500	500,000
DIP, Taxable Notes (Acquired 10/07/14; Cost $500,000)(e)	12.00%	02/08/17	500	500,000
DIP, Taxable Notes (Acquired 11/06/14; Cost $500,000)(e)	12.00%	02/08/17	500	500,000
DIP, Taxable Notes (Acquired 01/29/15; Cost $500,000)(e)	12.00%	02/08/17	500	500,000
DIP, Taxable Notes (Acquired 12/12/14; Cost $500,000)(e)	12.00%	02/08/17	500	500,000
Sub. Notes (Acquired 02/25/13; Cost $0)(e)	2.00%	02/25/48	135	0
Total Bonds and Notes (Cost $2,500,000)				2,500,000
TOTAL INVESTMENTS(q)–108.58% (Cost $7,665,200,808)				8,076,707,458
FLOATING RATE NOTE OBLIGATIONS–(10.17)%
Notes with interest and fee rates ranging from 0.54% to 0.79% at 02/28/15 and contractual maturities of collateral ranging from 07/01/22 to 10/01/52 (See Note 1J)(r)				(756,425,000)
OTHER ASSETS LESS LIABILITIES–1.59%				118,039,084
NET ASSETS–100.00%				$7,438,321,542

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45                         Invesco High Yield Municipal Fund

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
Connie Lee	– Connie Lee Insurance Co.
Conv.	– Convertible
COP	– Certificates of Participation
Ctfs.	– Certificates
DIP	– Debtor-in-possession
FGIC	– Financial Guaranty Insurance Co.
GNMA	– Government National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
TRAN	– Tax and Revenue Anticipation Notes
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(c)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2015 was $79,055,971, which represented 1.06% of the Fund’s Net Assets.
(d)	Zero coupon bond issued at a discount.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2015 was $520,870,111, which represented 7.00% of the Fund’s Net Assets.
(f)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(i)	Security subject to the alternative minimum tax.
(j)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2015 was $20,616,999, which represented less than 1% of the Fund’s Net Assets.
(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2015.
(l)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun. The aggregate value of these securities at February 28, 2015 was $22,731,636, which represented less than 1% of the Fund’s Net Assets.
(m)	Restructured security not accruing interest income. The aggregate value of these securities at February 28, 2015 was $218,995, which represented less than 1% of the Fund’s Net Assets.
(n)	Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(o)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2015.
(p)	Current coupon rate for an inverse floating rate municipal obligation. This rate resets periodically as the rate on the related security changes. Positions in an inverse floating rate municipal obligation have a total value of $2,506,200 which represents less than 1% of the Fund’s Net Assets.
(q)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.
(r)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2015. At February 28, 2015, the Fund’s investments with a value of $1,326,279,545 are held by TOB Trusts and serve as collateral for the $756,425,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46                         Invesco High Yield Municipal Fund

Statement of Assets and Liabilities

February 28, 2015

Assets:
Investments, at value (Cost $7,665,200,808)	$8,076,707,458
Cash	17,440,263
Receivable for:
Investments sold	31,160,142
Fund shares sold	12,100,512
Interest	115,958,701
Investment for trustee deferred compensation and retirement plans	614,130
Other assets	194,029
Total assets	8,254,175,235

Liabilities:
Floating rate note obligations	756,425,000
Payable for:
Investments purchased	36,131,815
Fund shares reacquired	6,119,166
Dividends	13,431,425
Accrued fees to affiliates	2,847,720
Accrued trustees’ and officers’ fees and benefits	14,115
Accrued other operating expenses	175,865
Trustee deferred compensation and retirement plans	708,587
Total liabilities	815,853,693
Net assets applicable to shares outstanding	$7,438,321,542

Net assets consist of:
Shares of beneficial interest	$7,855,528,918
Undistributed net investment income	11,006,801
Undistributed net realized gain (loss)	(839,720,827)
Net unrealized appreciation	411,506,650
$7,438,321,542

Net Assets:
Class A	$4,791,381,028
Class B	$76,660,568
Class C	$1,220,443,817
Class Y	$1,346,985,562
Class R5	$2,850,567

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	476,322,086
Class B	7,585,692
Class C	121,681,397
Class Y	133,685,386
Class R5	283,133
Class A:
Net asset value per share	$10.06
Maximum offering price per share
(Net asset value of $10.06 ÷ 95.75%)	$10.51
Class B:
Net asset value and offering price per share	$10.11
Class C:
Net asset value and offering price per share	$10.03
Class Y:
Net asset value and offering price per share	$10.08
Class R5:
Net asset value and offering price per share	$10.07

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47                         Invesco High Yield Municipal Fund

Statement of Operations

For the year ended February 28, 2015

Investment income:
Interest	$428,798,641

Expenses:
Advisory fees	35,541,499
Administrative services fees	680,549
Custodian fees	139,680
Distribution fees:
Class A	11,686,269
Class B	204,623
Class C	11,497,018
Interest, facilities and maintenance fees	4,700,497
Transfer agent fees — A, B, C and Y	4,878,983
Transfer agent fees — R5	2,342
Trustees’ and officers’ fees and benefits	127,729
Other	1,602,767
Total expenses	71,061,956
Less: Expense offset arrangement(s)	(1,693)
Net expenses	71,060,263
Net investment income	357,738,378

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(9,708,674)
Change in net unrealized appreciation of investment securities	484,984,876
Net realized and unrealized gain	475,276,202
Net increase in net assets resulting from operations	$833,014,580

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48                         Invesco High Yield Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2015 and 2014

	2015	2014
Operations:
Net investment income	$357,738,378	$340,464,719
Net realized gain (loss)	(9,708,674)	(138,476,585)
Change in net unrealized appreciation (depreciation)	484,984,876	(388,175,506)
Net increase (decrease) in net assets resulting from operations	833,014,580	(186,187,372)

Distributions to shareholders from net investment income:
Class A	(244,002,990)	(246,029,075)
Class B	(4,291,335)	(5,721,666)
Class C	(51,753,838)	(51,045,412)
Class Y	(59,759,998)	(36,784,054)
Class R5	(177,233)	(348,251)
Total distributions from net investment income	(359,985,394)	(339,928,458)

Share transactions-net:
Class A	156,358,933	(285,028,270)
Class B	(15,037,929)	(37,113,640)
Class C	151,530,423	(152,696,047)
Class Y	595,395,991	(198,103,303)
Class R5	(139,950)	(4,937,915)
Net increase (decrease) in net assets resulting from share transactions	888,107,468	(677,879,175)
Net increase (decrease) in net assets	1,361,136,654	(1,203,995,005)

Net assets:
Beginning of year	6,077,184,888	7,281,179,893
End of year (includes undistributed net investment income of $11,006,801 and $14,235,017, respectively)	$7,438,321,542	$6,077,184,888

Notes to Financial Statements

February 28, 2015

NOTE 1—Significant Accounting Policies

Invesco High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R5. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

As of the opening of business on August 1, 2014, the Fund has limited public sales of its shares to certain investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

49                         Invesco High Yield Municipal Fund

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets. Prior to June 1, 2010, incremental transfer agency fees which were unique to each class of shares were charged to the operations of such class.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.

Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including

50                         Invesco High Yield Municipal Fund

estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Recently published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds.” These rules may preclude banking entities from sponsoring and/or providing services for existing TOB Trust programs. The Fund expects to utilize a Volcker Rule-compliant TOB structure that is substantially similar to the current structure where the residual holder, such as the Fund, would serve as sponsor of the TOB Trust. There currently can be no assurances however, that the Fund’s TOB Trusts can be restructured this way or that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective. The ultimate impact of these rules on the TOBs market and the municipal market generally is not yet certain.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds.” Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

51                         Invesco High Yield Municipal Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $300 million	0.60%
Next $300 million	0.55%
Over $600 million	0.50%

For the year ended February 28, 2015, the effective advisory fees incurred by the Fund was 0.51%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R5 shares to 1.50%, 2.25%, 2.25%, 1.25% and 1.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2015, IDI advised the Fund that IDI retained $1,170,427 in front-end sales commissions from the sale of Class A shares and $98,440, $43,365 and $55,309 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used.

52                         Invesco High Yield Municipal Fund

Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$8,074,207,458	$—	$8,074,207,458
Bonds and Notes	—	—	2,500,000	2,500,000
Total Investments	$—	$8,074,207,458	$2,500,000	$8,076,707,458

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $1,693.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2015 were $630,759,769 and 0.75%, respectively.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2015 and 2014:

	2015	2014
Ordinary income — tax exempt	$359,985,394	$339,928,458

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$12,014,132
Net unrealized appreciation — investments	381,971,126
Temporary book/tax differences	(684,030)
Capital loss carryforward	(810,508,604)
Shares of beneficial interest	7,855,528,918
Total net assets	$7,438,321,542

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, TOBs, book to tax accretion and amortization differences and defaulted securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be

53                         Invesco High Yield Municipal Fund

used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 29, 2016	$162,672,266	$—	$162,672,266
February 28, 2017	261,369,579	—	261,369,579
February 28, 2018	77,334,684	—	77,334,684
February 28, 2019	42,986,977	—	42,986,977
Not subject to expiration	106,268,208	159,876,890	266,145,098
	$650,631,714	$159,876,890	$810,508,604

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2015 was $2,329,163,393 and $1,252,862,983, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$684,166,153
Aggregate unrealized (depreciation) of investment securities	(302,195,027)
Net unrealized appreciation of investment securities	$381,971,126

Cost of investments for tax purposes is $7,694,736,332.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of federal income taxes paid, TOB’s, bonds with amortization and expired capital loss carryforward, on February 28, 2015, undistributed net investment income was decreased by $981,200, undistributed net realized gain was increased by $14,500,244 and shares of beneficial interest was decreased by $13,519,044. This reclassification had no effect on the net assets of the Fund.

54                         Invesco High Yield Municipal Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended February 28,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	103,949,409	$1,010,680,153	94,786,933	$882,998,870
Class B	48,116	462,720	84,758	793,537
Class C	28,246,077	272,607,901	19,611,735	181,758,845
Class Y	90,769,007	886,175,134	46,160,963	430,952,150
Class R5	291,396	2,824,678	43,040	394,844

Issued as reinvestment of dividends:
Class A	13,238,678	130,075,730	13,905,521	130,392,923
Class B	257,845	2,543,094	339,025	3,203,110
Class C	3,068,657	30,096,104	3,057,873	28,672,559
Class Y	3,999,763	39,519,093	2,548,273	24,232,575
Class R5	11,892	117,077	20,754	196,741

Automatic conversion of Class B shares to Class A shares:
Class A	694,558	6,827,675	1,910,274	18,241,938
Class B	(691,361)	(6,827,675)	(1,901,630)	(18,241,938)

Reacquired:
Class A	(101,416,601)	(991,224,625)	(140,662,190)	(1,316,662,001)
Class B	(1,143,219)	(11,216,068)	(2,423,190)	(22,868,349)
Class C	(15,478,027)	(151,173,582)	(38,805,273)	(363,127,451)
Class Y	(33,360,325)	(330,298,236)	(66,787,239)	(653,288,028)
Class R5	(317,209)	(3,081,705)	(598,473)	(5,529,500)
Net increase (decrease) in share activity	92,168,656	$888,107,468	(68,708,846)	$(677,879,175)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

55                         Invesco High Yield Municipal Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets (excluding interest, facilities and maintenance fees(c)		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 02/28/15	$9.39	$0.51	$0.67	$1.18	$(0.51)	$10.06	12.86%		$4,791,381	0.93	%(e)	0.86	%(e)	5.18	%(e)	17%
Year ended 02/28/14	10.17	0.53	(0.78)	(0.25)	(0.53)	9.39	(2.37)		4,317,516	0.92		0.87		5.58		35
Year ended 02/28/13	9.71	0.53	0.49	1.02	(0.56)	10.17	10.78		4,981,494	0.90		0.84		5.32		19
Year ended 02/29/12	8.85	0.57	0.85	1.42	(0.56)	9.71	16.56		3,766,082	0.93		0.85		6.24		16
Three months ended 02/28/11	9.24	0.15	(0.40)	(0.25)	(0.14)	8.85	(2.72)		3,399,724	0.84	(f)	0.76	(f)	6.80	(f)	3
Year ended 11/30/10	9.07	0.57	0.15	0.72	(0.55)	9.24	8.07		3,875,386	0.91		0.84		6.10		20
Class B
Year ended 02/28/15	9.43	0.51	0.68	1.19	(0.51)	10.11	12.94	(g)	76,661	0.93	(e)(g)	0.86	(e)(g)	5.18	(e)(g)	17
Year ended 02/28/14	10.22	0.53	(0.79)	(0.26)	(0.53)	9.43	(2.44	)(g)	85,969	0.92	(g)	0.87	(g)	5.58	(g)	35
Year ended 02/28/13	9.75	0.53	0.51	1.04	(0.57)	10.22	10.87	(g)	132,952	0.90	(g)	0.84	(g)	5.32	(g)	19
Year ended 02/29/12	8.85	0.60	0.85	1.45	(0.55)	9.75	16.89	(g)	163,123	0.68	(g)	0.60	(g)	6.49	(g)	16
Three months ended 02/28/11	9.24	0.14	(0.41)	(0.27)	(0.12)	8.85	(2.90	)(g)	250,532	1.39	(f)(g)	1.31	(f)(g)	6.25	(f)(g)	3
Year ended 11/30/10	9.07	0.50	0.15	0.65	(0.48)	9.24	7.27		299,439	1.66		1.59		5.35		20
Class C
Year ended 02/28/15	9.36	0.43	0.68	1.11	(0.44)	10.03	12.06	(h)	1,220,444	1.67	(e)(h)	1.60	(e)(h)	4.44	(e)(h)	17
Year ended 02/28/14	10.15	0.46	(0.79)	(0.33)	(0.46)	9.36	(3.15)		991,079	1.67		1.62		4.83		35
Year ended 02/28/13	9.69	0.46	0.49	0.95	(0.49)	10.15	9.97		1,237,889	1.65		1.59		4.57		19
Year ended 02/29/12	8.83	0.50	0.85	1.35	(0.49)	9.69	15.73		881,847	1.68		1.60		5.49		16
Three months ended 02/28/11	9.23	0.13	(0.41)	(0.28)	(0.12)	8.83	(3.02)		813,001	1.59	(f)	1.51	(f)	6.05	(f)	3
Year ended 11/30/10	9.05	0.50	0.16	0.66	(0.48)	9.23	7.40		953,475	1.66		1.59		5.35		20
Class Y(i)
Year ended 02/28/15	9.41	0.54	0.67	1.21	(0.54)	10.08	13.12		1,346,986	0.68	(e)	0.61	(e)	5.43	(e)	17
Year ended 02/28/14	10.19	0.56	(0.79)	(0.23)	(0.55)	9.41	(2.11)		679,827	0.67		0.62		5.83		35
Year ended 02/28/13	9.73	0.56	0.49	1.05	(0.59)	10.19	11.04		920,379	0.65		0.59		5.57		19
Year ended 02/29/12	8.87	0.59	0.84	1.43	(0.57)	9.73	16.83		431,266	0.68		0.60		6.49		16
Three months ended 02/28/11	9.26	0.15	(0.40)	(0.25)	(0.14)	8.87	(2.65)		518,173	0.59	(f)	0.51	(f)	7.05	(f)	3
Year ended 11/30/10	9.09	0.60	0.15	0.75	(0.58)	9.26	8.33		522,709	0.66		0.59		6.35		20
Class R5
Year ended 02/28/15	9.41	0.53	0.67	1.20	(0.54)	10.07	13.01		2,851	0.68	(e)	0.61	(e)	5.43	(e)	17
Year ended 02/28/14	10.18	0.56	(0.78)	(0.22)	(0.55)	9.41	(2.00)		2,794	0.66		0.61		5.84		35
Year ended 02/28/13(j)	9.79	0.46	0.42	0.88	(0.49)	10.18	9.16		8,466	0.67	(f)(k)	0.63	(f)	5.55	(f)	19

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	For the year ended November 30, 2010, ratio does not exclude facilities and maintenance fees.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended February 28, 2013, the portfolio turnover calculation excludes the value of securities purchased of $729,359,150 and sold of $70,250,290 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco High Income Municipal Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $4,674,508, $81,849, $1,156,243, $1,102,465 and $3,235 for Class A, Class B, Class C, Class Y and Class R5 shares, respectively.
(f)	Annualized.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.00% and 0.80% for the years ended February 28, 2015, February 28, 2014, February 28, 2013 and February 29, 2012 and the three months ended February 28, 2011, respectively.
(h)	The total return, ratio of expenses to net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% for the year ended February 28, 2015.
(i)	On June 1, 2010, Class I shares of Van Kampen High Yield Municipal Fund were reorganized into Class Y shares of the Fund.
(j)	Commencement date of April 30, 2012.
(k)	For the year ended February 28, 2013, the ratio of expenses to average net assets without fee waivers and/or expenses absorbed was 0.69%.

56                         Invesco High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco High Yield Municipal Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco High Yield Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 27, 2015

57                         Invesco High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2014 through February 28, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/15)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/15)	Expenses Paid During Period[2]
A	$1,000.00	$1,048.10	$4.72	$1,020.18	$4.66	0.93%
B	1,000.00	1,048.00	4.72	1,020.18	4.66	0.93
C	1,000.00	1,044.40	8.47	1,016.51	8.35	1.67
Y	1,000.00	1,049.40	3.46	1,021.42	3.41	0.68
R5	1,000.00	1,049.30	3.61	1,021.27	3.56	0.71

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2014 through February 28, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

58                         Invesco High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2015:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

59                         Invesco High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company),Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Vice Chair, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A

T-3                         Invesco High Yield Municipal Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana St., Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco High Yield Municipal Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	VK-HYM-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders February 28, 2015

Invesco

Invesco Intermediate Term Municipal Income Fund

Nasdaq:
A: VKLMX ■ B: VKLBX ■ C: VKLCX ■ Y: VKLIX

2 Letters to Shareholders
4 Performance Summary
4 Management's Discussion
6 Long-Term Fund Performance
8 Supplemental Information
10 Schedule of Investments
27 Financial Statements
29 Notes to Financial Statements
35 Financial Highlights
36 Auditor's Report
37 Fund Expenses
38 Tax Information
T-1 Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Intermediate Term Municipal Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

	¢	Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.
	¢	Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.
¢	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
¢	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                Invesco Intermediate Term Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2015, Invesco Intermediate Term Municipal Income Fund (the Fund) posted positive returns. The Fund, at net asset value, outperformed its style-specific benchmark, the S&P Municipal Bond 2-17 Years Investment Grade Index. Security selection in the 10-15 year maturity segment of the yield curve was the primarily contributor to the Fund’s relative performance.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/14 to 2/28/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	5.97%
Class B Shares	5.92
Class C Shares	5.20
Class Y Shares	6.24
S&P Municipal Bond Index‚ (Broad Market Index)*	6.47
S&P Municipal Bond 2-17 Years Investment Grade Index‚ (Style-Specific Index)*	4.67
Barclays Municipal Bond Index‚ (Former Broad Market/Style-Specific Index)*	6.49
Lipper Intermediate Municipal Debt Funds Index¢ (Peer Group Index)	4.46

Source(s): ‚FactSet Research Systems Inc.; ¢Lipper Inc.

*	The Fund has elected to use the S&P Municipal Bond Index as its broad market benchmark and the S&P Municipal Bond 2-17 Years Investment Grade Index as its style-specific benchmark, rather than the Barclays Municipal Bond Index because the S&P Municipal Bond Index and the S&P Municipal Bond 2-17 Years Investment Grade Index more closely reflect the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

Over the reporting period, the ongoing US Treasury rally helped municipal bond prices recover from their 2013 lows. In addition, technical factors, including falling long-term interest rates, consistent demand from traditional and crossover buyers, and limited new issuance contributed to strong performance by the municipal market in 2014. Following record outflows from municipal bond funds in 2013, demand turned positive beginning in January 2014. Net inflows into open-end municipal bond funds totaled nearly $31 billion in 2014.1 Municipal issuance totaled $334 billion in 2014, essentially flat from 2013.2 The bulk of the issuance was refunding activity, which increased 13% due to falling interest rates.2 Meanwhile, new issuance declined 11% to

$144 billion, making 2014 the lightest new money year since 1997.2

    For the fiscal year ended February 28, 2015, municipal bonds, represented by the S&P Municipal Bond Index, returned 6.47%. Municipal bonds benefited from declining interest rates in 2014, as municipal yields declined by approximately 70 basis points (bps) and 130 bps in the 10-year and 30-year maturities, respectively.3 (A basis point is a unit that is equal to one one-hundredth of a percent.) The main drivers of lower interest rates during the reporting period were subdued inflation, geopolitical tension that contributed to a flight to higher-quality securities and a sharp decline in the price of oil during the second half of the fiscal year.

    Despite an improving US economy, which helped strengthen state and local government balance sheets, public officials remained reluctant to ramp-up major capital spending programs due to lingering memories of the Great Recession of 2007-2009; this was despite pent-up demand for infrastructure investment.

    During the fiscal year, the largest driver of performance relative to the Fund’s style-specific index was our security selection in the 10-15 year maturity segment of the yield curve. Allocations to short-term municipal bonds slightly detracted from relative returns. Security selection in non-rated bonds and an overweight allocation to lower-quality investment-grade bonds contributed to the Fund’s relative performance.

    Security selection in higher-coupon (5.00%-5.50%) bonds also contributed to the Fund’s relative performance. On a sector basis, security selection in life care bonds and an underweight allocation to industrial development revenue/pollution control revenue aided the Fund’s relative performance. On a state level, holdings in California, Illinois and Texas also aided the Fund’s relative performance.

    During the reporting period, leverage contributed to Fund performance. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    Recently published rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act may preclude banking entities from sponsoring and/or providing services for TOB trust programs. The Fund is exploring alternative TOB structures, however, the

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	86.6%
General Obligation Bonds	9.5
Pre-Refunded Bonds	2.2
Other	1.7

Top Five Debt Holdings
1. Illinois (State of) Toll Highway Authority; Series 2014 D	1.8%
2. Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D	1.8
3. Houston (City of); Series 2012	1.1
4. Michigan (State of) Finance Authority (Detroit Water & Sewerage Department); Series 2014 D-2	1.0
5. Chicago (City of) Metropolitan Water Reclamation District; Series 2015 C	1.0

Total Net Assets	$850.6 million

Total Number of Holdings	516

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4                Invesco Intermediate Term Municipal Income Fund

Fund’s ability to utilize TOBs for leverage purposes may be adversely affected.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tend to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Intermediate Term Municipal Income Fund and for sharing our long-term investment horizon.

1  Source: Morningstar

2  Source: The Bond Buyer

3  Source: US Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

William Black Chartered Financial Analyst, Portfolio Manager, became manager of Invesco Intermediate Term Municipal Income
Fund on March 6, 2015, after the close of the fiscal year. He joined Invesco in 2010. Mr. Black earned a BS in engineering and public policy from Washington University in St. Louis and an MBA from Kellogg School of Management, Northwestern University.

Thomas Byron Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010.
Mr. Byron earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Mark Paris Portfolio Manager, became manager of Invesco Intermediate Term Municipal Income Fund on March 6, 2015, after the close of the fiscal year. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College, The City University of New York.

James Phillips Portfolio Manager, became manager of Invesco Intermediate Term Municipal Income Fund on March 6, 2015,
after the close of the fiscal year. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College and an MBA in finance from University at Albany, The State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income
Fund. He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio Manager, became manager of Invesco Intermediate Term Municipal Income Fund on March 6, 2015, after the close of the fiscal year. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

Robert Wimmel Portfolio Manager, is manager of Invesco Intermediate Term Municipal Income Fund. He joined Invesco in 2010. Mr. Wimmel earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5                Invesco Intermediate Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The Fund has elected to use the S&P Municipal Bond Index as its broad market benchmark and the S&P Municipal Bond 2-17 Years Investment Grade Index as its style-specific benchmark, rather than the Barclays Municipal Bond Index because the S&P Municipal Bond Index and the S&P Municipal Bond 2-17 Years Investment Grade Index more closely reflect the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Intermediate Term Municipal Income Fund

Average Annual Total Returns
As of 2/28/15, including maximum applicable sales charges

Class A Shares
Inception (5/28/93)	4.81%
10 Years	3.97
5 Years	4.00
1 Year	3.33

Class B Shares
Inception (5/28/93)	4.65%
10 Years	4.05
5 Years	3.99
1 Year	0.92

Class C Shares
Inception (10/19/93)	3.90%
10 Years	3.46
5 Years	3.75
1 Year	4.20

Class Y Shares
Inception (8/12/05)	4.55%
5 Years	4.77
1 Year	6.24

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Intermediate Term Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Intermediate Term Municipal Income Fund (renamed Invesco Intermediate Term Municipal Income Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Intermediate Term Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 12/31/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/28/93)	4.81%
10 Years	3.94
5 Years	4.24
1 Year	5.03

Class B Shares
Inception (5/28/93)	4.65%
10 Years	4.03
5 Years	4.19
1 Year	2.78

Class C Shares
Inception (10/19/93)	3.90%
10 Years	3.44
5 Years	3.98
1 Year	6.02

Class Y Shares
Inception (8/12/05)	4.54%
5 Years	5.01
1 Year	8.05

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.81%, 0.81%, 1.52% and 0.56%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.88%, 0.88%, 1.59% and 0.63%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2005, the CDSC on Class B shares declines from 3% at the time of purchase to 0% at the beginning of the fifth year. For shares purchased after June 1, 2005, and before June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the sixth year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2015. See current prospectus for more information.

7                Invesco Intermediate Term Municipal Income Fund

Invesco Intermediate Term Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Intermediate dollar-weighted average life risk. Market prices of municipal securities with intermediate lives generally fluctuate more in response to changes in interest rates than do market prices of municipal securities with shorter lives but generally fluctuate less than market prices of municipal securities with longer lives.
■	Inverse floating rate obligations risk. Inverse floating rate obligations, including tender option bonds, may be subject to greater price volatility than a fixed income security with similar qualities. When short-term interest rates rise, they may decrease in value and produce less or no income. Additionally, these securities may lose principal. Similar to derivatives, inverse floating rate obligations have the following risks: counterparty, leverage, correlation, liquidity, market, interest rate, and management risks.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

8                         Invesco Intermediate Term Municipal Income Fund

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Medium- and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.
■	Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.
■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
■	When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The S&P Municipal Bond 2–17 Years Investment Grade Index is composed of market value-weighted investment grade US municipal bonds and seeks to measure the performance of US municipals whose maturities are equal to or greater than two years but less than 17 years.
■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Lipper Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of intermediate municipal debt funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                          Invesco Intermediate Term Municipal Income Fund

Schedule of Investments

February 28, 2015

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–101.92%
Alabama–0.73%
Alabaster (City of) Board of Education;
Series 2014 A, Limited Special Tax GO Wts. (INS–AGM)(a)	5.00%	09/01/25	$1,500	$1,810,035
Series 2014 A, Limited Special Tax GO Wts. (INS–AGM)(a)	5.00%	09/01/28	1,500	1,759,275
Pell City (City of) Special Care Facilities Financing Authority; Series 2012, RB	5.00%	12/01/21	2,250	2,623,568
				6,192,878

Alaska–0.68%
Alaska (State of) Municipal Bond Bank Authority;
Series 2009 1, RB	5.00%	09/01/22	250	281,898
Series 2009 1, RB	5.25%	09/01/24	400	453,280
Alaska Railroad Corp. (FTA Section 5307 Urbanized Area Formula Funds & Section 5309 Fixed Guideway Modernization Formula Funds); Series 2007, Capital Grant Receipts RB (INS–NATL)(a)	5.00%	08/01/15	2,680	2,732,233
Matanuska-Susitna (Borough of) (Goose Creek Correctional Center);
Series 2009, Lease RB (INS–AGC)(a)	5.00%	09/01/19	1,000	1,163,480
Series 2009, Lease RB (INS–AGC)(a)	5.50%	09/01/23	1,000	1,175,670
				5,806,561

Arizona–3.50%
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/32	3,400	3,917,140
Glendale (City of) Industrial Development Authority (Midwestern University); Series 2010, RB	5.00%	05/15/26	2,000	2,274,980
Navajo County Pollution Control Corp.; Series 2009 E, PCR(b)	5.75%	06/01/16	1,000	1,061,490
Peoria (City of) Industrial Development Authority (Sierra Winds Life Care Community);
Series 2014, Ref. RB	5.00%	11/15/24	2,025	2,103,853
Series 2014, Ref. RB	5.25%	11/15/29	2,105	2,140,890
Phoenix (City of) Industrial Development Authority (Career Success Schools); Series 2009, Education RB	6.13%	01/01/20	445	434,778
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB(c)	5.75%	07/01/24	1,000	1,101,650
Phoenix (City of) Industrial Development Authority (Mayo Clinic); Series 2014 B, VRD Health Facilities RB(d)	0.01%	11/15/52	1,800	1,800,000
Phoenix (City of) Industrial Development Authority (Rowan University); Series 2012, Lease RB	5.00%	06/01/27	3,000	3,353,640
Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. Education Facility RB	6.00%	05/01/24	670	703,802
Pima (County of) Industrial Development Authority (Edkey Charter Schools); Series 2013, Ref. Education Facility RB	5.00%	07/01/25	750	737,423
Pima (County of) Industrial Development Authority (Global Water Resources, LLC); Series 2008, Water & Wastewater RB(e)	6.38%	12/01/18	312	325,753
Pinal (County of) Electric District No. 4; Series 2008, Electrical System RB	5.25%	12/01/18	500	565,820
Salt River Project Agricultural Improvement & Power District; Series 2009 A, Electric System RB	5.00%	01/01/22	1,000	1,148,440
University Medical Center Corp.; Series 2009, Hospital RB(f)	5.25%	07/01/17	1,000	1,084,480
Verrado Community Facilities District No. 1;
Series 2013 A, Ref. Unlimited Tax GO Bonds(c)	5.00%	07/15/20	700	785,673
Series 2013 A, Ref. Unlimited Tax GO Bonds(c)	5.00%	07/15/21	485	546,260
Series 2013 A, Ref. Unlimited Tax GO Bonds(c)	5.00%	07/15/22	570	643,108
Series 2013 A, Ref. Unlimited Tax GO Bonds(c)	5.00%	07/15/23	825	934,478
Series 2013 B, Unlimited Tax GO Bonds(c)	5.00%	07/15/23	560	634,312
Yavapai (County of) Industrial Development Authority (Northern Arizona Healthcare System); Series 2011, Ref. Hospital Facility RB	5.25%	10/01/26	2,000	2,345,680
Yuma (City of) Industrial Development Authority (Regional Medical Center); Series 2014 A, Hospital RB	5.00%	08/01/25	1,000	1,165,320
				29,808,970

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arkansas–0.18%
Pulaski (County of) Public Facilities Board; Series 2014, RB	5.00%	12/01/28	$1,345	$1,563,065

California–11.02%
California (State of) Municipal Finance Authority (Community Hospitals of Central California Obligated Group); Series 2007, COP	5.00%	02/01/21	2,000	2,127,000
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.00%	01/01/28	1,500	1,685,310
California (State of) Municipal Finance Authority (High Tech High-Chula Vista); Series 2008 B, Educational Facility RB(c)	5.50%	07/01/18	720	755,755
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB(c)(e)	5.00%	07/01/27	7,000	7,847,770
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	5.25%	07/01/23	1,715	1,877,188
California (State of) School Finance Authority (KIPP LA); Series 2014 A, RB	4.13%	07/01/24	500	527,235
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2013 B-2, TEMPS-55SM RB	2.40%	10/01/20	1,250	1,250,412
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2012, Floating Rate RB(b)(g)	0.97%	05/01/17	4,000	4,041,400
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.25%	12/01/29	3,000	3,371,340
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (CEP–FHA)	6.25%	08/01/24	1,705	2,043,988
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes); Series 2009, Senior Living RB(c)	6.25%	11/15/19	600	667,488
California (State of);
Series 2012 A, Ref. Floating Rate Unlimited Tax GO Bonds(b)(g)	0.70%	05/01/15	1,750	1,751,155
Series 2012 B, Ref. Floating Rate Unlimited Tax GO Bonds(g)	1.17%	05/01/20	2,000	2,044,980
Corona-Norco Unified School District (Community Facilities District No. 98-1);
Series 2013, Ref. Special Tax RB	5.00%	09/01/21	810	951,523
Series 2013, Ref. Special Tax RB	5.00%	09/01/23	1,000	1,193,690
Foothill-Eastern Transportation Corridor Agency; SubSeries 2014 B-2, Ref. Toll Road RB(b)	5.00%	01/15/20	5,000	5,605,700
Fresno (City of); Series 2010 A-1, Water System RB	5.50%	06/01/22	1,000	1,179,510
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/27	3,190	3,107,347
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/33	2,000	1,693,140
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/21	2,000	2,400,280
Irvine (City of) (Reassessment District No. 13-1);
Series 2013, Limited Obligation Special Assessment RB	4.00%	09/02/19	475	525,744
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/20	450	527,719
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/21	375	446,138
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/22	375	449,633
Series 2013, Limited Obligation Special Assessment RB	5.00%	09/02/23	500	602,810
Irvine (City of) Public Facilities & Infrastructure Authority;
Series 2012 A, Special Assessment RB	4.00%	09/02/23	995	1,029,915
Series 2012 A, Special Assessment RB	4.50%	09/02/25	375	388,523
Series 2012 A, Special Assessment RB	4.50%	09/02/26	550	569,497
Lake Elsinore (City of) Public Financing Authority; Series 2015, Ref. Special Tax	5.00%	09/01/28	2,300	2,575,425
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds	5.25%	07/01/22	3,200	3,759,840
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(c)	5.50%	03/01/18	100	109,349
Murrieta (City of) Public Financing Authority; Series 2012, Ref. Special Tax RB	5.00%	09/01/23	1,000	1,164,270
Palomar Pomerado Health (Election of 2004); Series 2007 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(h)	0.00%	08/01/16	1,880	1,860,316
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia);
Series 2012, Ref. Special Tax RB	5.00%	09/01/22	575	648,105
Series 2012, Ref. Special Tax RB	5.00%	09/01/23	450	500,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Regents of the University of California;
Series 2009 O, General RB(i)	5.75%	05/15/23	$795	$953,801
Series 2009 O, General RB(i)	5.75%	05/15/25	1,185	1,417,142
Richmond (City of) Joint Powers Financing Authority (Point Potrero); Series 2009 A, Lease RB	6.25%	07/01/24	1,500	1,789,454
Sacramento (County of); Series 2009 D, Sub. Passenger Facility Charge Grant Airport System RB	5.38%	07/01/26	2,000	2,267,700
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	6.25%	12/01/20	1,000	1,194,060
San Diego (County of) Regional Airport Authority; Series 2013 B, Sr. RB(e)	5.00%	07/01/23	700	845,117
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2011 C, Ref. Second Series RB(e)	5.00%	05/01/23	2,000	2,321,400
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment);
Series 2009 D, Tax Allocation RB	6.00%	08/01/20	1,085	1,253,349
Series 2009 D, Tax Allocation RB	6.25%	08/01/22	1,000	1,152,880
Series 2011 D, Tax Allocation RB	6.63%	08/01/27	500	621,345
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 A, Ref. Special Tax RB	5.00%	08/01/27	750	858,825
Series 2013 B, Special Tax RB	5.00%	08/01/27	405	463,766
San Jose (City of); Series 2011 A-1, Airport RB(e)	5.25%	03/01/26	2,000	2,285,840
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS–AGM)(a)	5.50%	08/01/26	3,195	3,826,715
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, Special Tax RB	5.00%	09/01/26	1,030	1,169,905
Series 2013, Special Tax RB	5.13%	09/01/27	1,200	1,368,348
Southern California Public Power Authority (Milford Wind Corridor); Series 2010 1, RB	5.00%	07/01/24	2,000	2,362,820
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS–AGM)(a)(b)	3.20%	06/01/20	5,000	5,006,100
West Contra Costa Unified School District (Election of 2005); Series 2008 B, Unlimited Tax GO Bonds	6.00%	08/01/23	1,000	1,301,220
				93,740,011

Colorado–1.13%
Colorado (State of) Educational and Cultural Facilities Authority (Skyview Academy);
Series 2014, Ref. & Improvement Charter School RB(c)	5.13%	07/01/34	750	794,490
Series 2014, Ref. & Improvement Charter School RB(c)	4.13%	07/01/24	500	524,175
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	5.00%	01/15/22	750	848,715
Series 2010, Private Activity RB	5.25%	07/15/19	1,000	1,158,960
Denver (City & County of) (Justice System);
Series 2008, Unlimited Tax GO Bonds(i)	5.00%	08/01/24	2,000	2,269,120
Series 2008, Unlimited Tax GO Bonds(i)	5.00%	08/01/25	500	566,805
Denver (City & County of); Series 2012 A, Airport System RB(e)	5.00%	11/15/22	500	592,325
Plaza Metropolitan District No. 1;
Series 2013, Ref. Tax Allocation RB	5.00%	12/01/21	1,045	1,129,426
Series 2013, Ref. Tax Allocation RB	5.00%	12/01/22	500	541,955
University of Colorado; Series 2009 A, Enterprise System RB(b)(f)	5.50%	06/01/19	1,000	1,187,470
				9,613,441

Connecticut–0.43%
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, Water Facilities RB(e)	5.50%	04/01/21	1,000	1,155,620
Connecticut (State of); Series 2013 A, Floating Rate Unlimited Tax GO Bonds(g)	0.44%	03/01/18	2,500	2,496,925
				3,652,545

Delaware–0.06%
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/22	500	518,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia–0.93%
District of Columbia (Provident Group–Howard Properties LLC); Series 2013, Student Dormitory RB	5.00%	10/01/30	$2,000	$2,105,340
District of Columbia;
Series 2007 C, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	06/01/16	2,325	2,463,686
Series 2007 C, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	06/01/19	3,000	3,345,120
				7,914,146

Florida–4.87%
Alachua (County of) (North Florida Retirement Village, Inc.); Series 2007, IDR	5.63%	11/15/22	1,750	1,824,690
Atlantic Beach (City of) (Fleet Landing);
Series 2013 A, Ref. Health Care Facilities RB	5.00%	11/15/23	565	637,507
Series 2013 A, Ref. Health Care Facilities RB	5.00%	11/15/21	440	497,050
Series 2013 A, Ref. Health Care Facilities RB	5.00%	11/15/22	375	424,174
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/20	1,000	1,169,500
Citizens Property Insurance Corp. (High Risk Account); Series 2010 A-1, Sr. Sec. RB	5.25%	06/01/17	2,000	2,200,740
Citizens Property Insurance Corp.; Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/22	2,000	2,387,200
Collier (County of) Industrial Development Authority (The Arlington of Naples);
Series 2014 A, Continuing Care Community RB(c)	7.25%	05/15/26	1,215	1,427,564
Series 2014 B-2, TEMPS-70SM Continuing Care Community RB(c)	6.50%	05/15/20	1,000	1,004,120
Florida (State of) Board of Education;
Series 2005 A, Lottery RB (INS–AMBAC)(a)	5.00%	07/01/19	1,265	1,298,738
Series 2005 A, Lottery RB (INS–AMBAC)(a)	5.00%	07/01/19	1,235	1,268,024
Florida (State of) Municipal Power Agency (St. Lucie); Series 2011 B, RB	5.00%	10/01/26	2,000	2,327,620
Florida (State of) Ports Financing Commission (State Transportation Trust Fund); Series 2011 A, Ref. RB	5.00%	10/01/27	1,000	1,167,810
Highlands (County of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group); Series 2008 A, Hospital RB(b)	6.50%	11/17/15	3,000	3,136,860
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center);
Series 2012, RB	5.00%	11/15/24	1,990	2,208,044
Series 2012, RB	5.50%	11/15/32	1,670	1,861,416
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2012 A, RB	5.00%	04/01/24	415	486,197
Miami-Dade (County of) Expressway Authority; Series 2013 A, Ref. Toll System RB	5.00%	07/01/22	2,000	2,395,860
Orange (County of) Health Facilities Authority (Orlando Lutheran Towers, Inc.); Series 2005, Ref. RB	5.38%	07/01/20	440	444,382
Orlando (City of) & Orange (County of) Expressway Authority; Series 2012, Ref. RB	5.00%	07/01/23	1,000	1,190,050
Palm Beach (County of) Health Facilities Authority (BRRH Corp. Obligated Group); Series 2014, Ref. RB	5.00%	12/01/31	4,000	4,532,960
Palm Beach (County of) Health Facilities Authority (Jupiter Medical Center, Inc.); Series 2013 A, Hospital RB	5.00%	11/01/23	1,215	1,375,137
Palm Beach (County of) Health Facilities Authority (Sinai Residences of Boca Raton); Series 2014 C, Principal Redemption RB	6.00%	06/01/21	1,000	1,095,820
Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS–AMBAC)(a)(b)	5.35%	05/01/18	1,000	1,127,900
Reedy Creek Improvement District;
Series 2013 1, Ref. Utilities RB	5.00%	10/01/21	885	1,040,326
Series 2013 1, Ref. Utilities RB	5.00%	10/01/22	800	943,904
Seminole Indian Tribe of Florida; Series 2007 A, Special Obligation RB(c)	5.75%	10/01/22	750	812,025
Tampa (City of); Series 2010, Ref. Solid Waste System RB (INS–AGM)(a)(e)	5.00%	10/01/18	1,000	1,127,440
				41,413,058

Georgia–0.57%
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB	6.75%	01/01/20	670	798,486
Atlanta (City of) (Eastside); Series 2005 B, Tax Allocation RB	5.40%	01/01/20	1,200	1,218,480
Atlanta (City of); Series 2009 A, Water & Wastewater RB	5.25%	11/01/17	1,500	1,681,410
Fulton (County of) Development Authority (Robert Woodruff); Series 2009 B, Ref. RB	5.25%	03/15/24	1,000	1,127,130
				4,825,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Guam–1.12%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.25%	12/01/17	$1,000	$1,106,960
Series 2009 A, Limited Obligation RB	5.50%	12/01/18	1,000	1,140,010
Guam (Territory of) International Airport Authority; Series 2013 C, General RB(e)	6.00%	10/01/23	3,000	3,410,970
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS–AGM)(a)	5.00%	10/01/21	1,500	1,785,630
Series 2012 A, Ref. RB (INS–AGM)(a)	5.00%	10/01/22	1,700	2,045,032
				9,488,602

Hawaii–0.66%
Hawaii (State of) Department of Budget & Finance; Series 2012, Ref. Special Purpose Senior Living RB	5.00%	11/15/27	1,000	1,100,620
Hawaii (State of) Department of Transportation (Airports Division);
Series 2013, Lease Revenue COP(e)	5.00%	08/01/21	550	643,154
Series 2013, Lease Revenue COP(e)	5.00%	08/01/22	2,000	2,351,820
Series 2013, Lease Revenue COP(e)	5.00%	08/01/23	1,250	1,481,525
				5,577,119

Idaho–0.07%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System); Series 2008 A, RB	6.50%	11/01/23	500	587,185

Illinois–11.64%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/23	1,000	1,023,970
Bourbonnais (Village of) (Olivet Nazarene University); Series 2010, Industrial Project RB	5.13%	11/01/25	1,500	1,667,535
Chicago (City of) (188 West Randolph/Wells Redevelopment); Series 2014, COP(c)	6.84%	03/15/33	2,400	2,401,344
Chicago (City of) (83rd/Stewart Redevelopment); Series 2013, COP(c)	7.00%	01/15/29	1,462	1,514,900
Chicago (City of) (Metramarket Chicago); Series 2010 A, COP	6.87%	02/15/24	978	985,019
Chicago (City of) (Midway Airport);
Series 2013 A, Ref. Second Lien RB(e)	5.50%	01/01/27	1,000	1,180,440
Series 2013 B, Ref. Second Lien RB	5.00%	01/01/25	1,000	1,169,280
Series 2014 A, Ref. Second Lien RB(e)	5.00%	01/01/23	3,000	3,517,140
Chicago (City of) (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. COP	7.13%	03/15/22	720	720,698
Chicago (City of) Board of Education;
Series 2007 D, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	12/01/17	1,010	1,103,455
Series 2013 A3, Ref. Floating Rate Unlimited Tax GO Bonds(b)(g)	0.85%	06/02/18	2,200	2,157,100
Chicago (City of) Metropolitan Water Reclamation District;
Series 2011 B, Capital Improvement Limited Tax GO Bonds(i)	5.00%	12/01/24	3,000	3,547,830
Series 2015 C, Limited Tax GO Green Bonds(i)	5.00%	12/01/27	7,000	8,430,310
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds);
Series 2008, Capital Grant Receipts RB (INS–AGC)(a)	5.25%	06/01/23	2,200	2,453,396
Series 2008, Capital Grant Receipts RB (INS–AGC)(a)	5.25%	06/01/24	3,965	4,402,260
Chicago (City of) Transit Authority; Series 2011, Sales Tax Receipts RB	5.25%	12/01/27	1,000	1,162,900
Chicago (City of); Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/21	750	815,873
Huntley (Village of) Special Service Area No. 7; Series 2007, Ref. Special Tax RB (INS–AGC)(a)	4.60%	03/01/17	359	370,610
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 D, RB(b)(f)	6.13%	11/01/18	1,000	1,184,780
Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2009 A, RB	5.25%	03/01/19	1,000	1,152,930
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB	5.00%	09/01/26	1,000	1,104,970
Series 2014 A, RB	5.00%	09/01/28	1,250	1,364,100
Illinois (State of) Finance Authority (DePaul University); Series 2013, Ref. RB	5.00%	10/01/23	750	901,575
Illinois (State of) Finance Authority (Edward Hospital Obligated Group);
Series 2008 A, RB (INS–AMBAC)(a)	6.00%	02/01/23	900	1,014,030
Series 2008 A, RB (INS–AMBAC)(a)	6.00%	02/01/24	1,175	1,317,199
Series 2008 A, RB (INS–AMBAC)(a)	6.00%	02/01/26	380	424,160
Illinois (State of) Finance Authority (Fairview Obligated Group); Series 2008 A, Ref. RB(j)	6.00%	08/15/22	750	668

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.00%	05/15/22	$2,000	$2,171,160
Illinois (State of) Finance Authority (Northwestern Memorial Hospital); Series 2009 B, RB	5.00%	08/15/16	1,890	2,013,417
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2010 D-2, TEMPS-65SM RB	7.00%	11/15/15	1,805	1,209,332
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	6.25%	08/15/28	1,505	1,641,127
Illinois (State of) Finance Authority (Rogers Park Montessori School); Series 2014, Ref. Sr. Educational Facilities RB	5.00%	02/01/24	550	565,939
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers); Series 2008, Ref. RB	6.00%	08/15/23	2,000	2,235,220
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2012 B, RB(i)	5.00%	12/15/20	5,000	5,900,850
Series 2012 B, RB(i)	5.00%	06/15/23	3,500	4,151,140
Illinois (State of) Toll Highway Authority; Series 2014 D, Ref. RB(i)	5.00%	01/01/24	12,500	15,153,250
Illinois (State of);
Series 2012, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/22	1,250	1,442,463
Series 2013, Unlimited Tax GO Bonds	5.00%	07/01/22	2,000	2,260,480
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/22	2,000	2,254,900
Lake County Community Consolidated School District No. 73 (Hawthorn); Series 2002, Unlimited Tax CAB GO Bonds(f)(h)	0.00%	12/01/21	330	295,515
Madison & Jersey Counties Community Unit School District No. 11 (Alton); Series 2002, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(h)	0.00%	12/01/20	2,900	2,526,857
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/21	3,000	3,561,210
Series 2010, RB	5.38%	06/01/21	525	627,044
University of Illinois; Series 2011 A, Auxiliary Facilities System RB	5.00%	04/01/26	3,425	3,901,006
				98,999,382

Indiana–6.01%
Carmel (City of) Redevelopment Authority; Series 2006, RB(b)(f)	5.00%	07/01/16	1,000	1,062,800
Indiana (State of) Finance Authority (Community Foundation of Northwest Indiana); Series 2007, Hospital RB	5.50%	03/01/22	500	538,215
Indiana (State of) Finance Authority (I-69 Section 5);
Series 2014, Tax-Exempt RB(e)	5.25%	09/01/28	1,980	2,277,277
Series 2014, Tax-Exempt RB(e)	5.25%	09/01/29	2,000	2,282,820
Indiana (State of) Finance Authority (Indianapolis Power & Light Co.); Series 2009 A, Ref. Environmental Facilities RB	4.90%	01/01/16	2,000	2,075,780
Indiana (State of) Finance Authority (Republic Services, Inc.);
Series 2010 A, VRD Economic Development RB(b)(e)(g)	0.40%	06/01/15	7,000	7,000,000
Series 2012, VRD Economic Development RB(b)(e)(g)	0.40%	06/01/15	3,000	3,000,000
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services);
Series 2006 E, Ref. Health System RB (INS–AGM)(a)	5.25%	11/01/24	365	403,292
Series 2006 E, Ref. Health System RB (INS–AGM)(a)	5.25%	11/01/25	200	219,922
Series 2006 E, Ref. Health System RB (INS–AGM)(a)	5.25%	11/01/26	175	192,082
Indiana (State of) Finance Authority; Series 1993 A, Highway CAB RB (INS–AMBAC)(a)(h)	0.00%	12/01/16	1,695	1,674,508
Indiana (State of) Municipal Power Agency; Series 2009 B, Power Supply System RB	5.25%	01/01/24	500	570,585
Indianapolis (City of) Airport Authority (Fed Ex Corp.); Series 2004, Ref. Special Facilities RB(e)	5.10%	01/15/17	760	819,356
Merrillville Multi-School Building Corp.;
Series 2008, First Mortgage RB	5.00%	01/15/17	1,260	1,362,476
Series 2008, First Mortgage RB	5.00%	07/15/17	1,285	1,413,731
Michigan City Area-Wide School Building Corp.;
Series 2002, First Mortgage CAB RB (INS–NATL)(a)(h)	0.00%	01/15/17	2,000	1,946,920
Series 2002, First Mortgage CAB RB (INS–NATL)(a)(h)	0.00%	01/15/18	3,000	2,863,020
Noblesville High School Building Corp.; Series 1993, First Mortgage CAB RB (INS–AMBAC)(a)(h)	0.00%	02/15/19	1,850	1,716,319
Northwest Allen School Building Corp.;
Series 2008, First Mortgage RB (INS–AGM)(a)	5.00%	07/15/16	1,395	1,482,229
Series 2008, First Mortgage RB (INS–AGM)(a)	5.00%	07/15/19	3,200	3,521,664
Valparaiso (City of) (Pratt Paper, LLC); Series 2013, Exempt Facilities RB(e)	5.88%	01/01/24	1,500	1,742,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Whiting (City of) (BP Products North America);
Series 2008, Environmental Facilities RB(b)	1.85%	10/01/19	$6,000	$6,034,846
Series 2014, Floating Rate RB(b)(e)	0.77%	12/02/19	7,000	6,965,256
				51,165,978

Iowa–1.66%
Altoona (City of); Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB	5.63%	06/01/23	1,000	1,109,650
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB	5.50%	06/15/30	2,255	2,528,644
Iowa (State of) Finance Authority (Iowa Health System); Series 2005 A, Health Facilities RB (INS–AGC)(a)	5.00%	02/15/19	1,000	1,137,610
Iowa (State of) Finance Authority (Mercy Medical Center);
Series 2012, Health Facilities RB	4.00%	08/15/22	1,905	2,117,446
Series 2012, Health Facilities RB	4.00%	08/15/23	1,200	1,320,972
Iowa (State of) Finance Authority (Western Home); Series 2012, Ref. Health Care Facilities RB	5.00%	12/01/27	1,820	1,917,588
Iowa Student Loan Liquidity Corp.; Sr. Series 2011 A-2, RB(e)	5.50%	12/01/25	3,715	4,031,927
				14,163,837

Kansas–0.83%
Harvey County Unified School District No. 373 (Newton); Series 2007, Ref. & Improvement Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	09/01/19	2,630	2,945,863
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/23	1,000	1,167,860
Kansas (State of) Development Finance Authority (Hays Medical Center Inc.); Series 2005 L, Health Facilities RB	5.25%	11/15/16	500	517,715
Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011 H, Health Facilities RB	5.00%	03/01/31	1,000	1,118,060
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, Power Project RB	5.00%	07/01/28	1,140	1,282,090
				7,031,588

Kentucky–0.42%
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2009 A, Hospital RB	5.00%	08/15/18	1,000	1,124,120
Series 2009 A, Hospital RB	5.38%	08/15/24	1,000	1,111,700
Kentucky Housing Corp.; Series 2008 A, RB(e)	5.00%	01/01/23	190	196,794
Paducah (City of) Electric Plant Board; Series 2009 A, RB (INS–AGC)(a)	5.00%	10/01/25	1,000	1,113,810
				3,546,424

Louisiana–2.41%
Lakeshore Villages Master Community Development District; Series 2007, Special Assessment RB(j)	5.25%	07/01/17	593	207,621
Louisiana (State of) Energy & Power Authority (Rodemacher Unit No. 2); Series 2013, Power RB	5.00%	01/01/22	1,000	1,181,860
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Bossier City Public Improvement); Series 2007, RB (INS–AMBAC)(a)	5.00%	11/01/15	1,200	1,237,488
Louisiana Citizens Property Insurance Corp.;
Series 2006 B, Assessment RB (INS–AMBAC)(a)	5.00%	06/01/20	1,000	1,055,290
Series 2009 C-1, Assessment RB (INS–AGC)(a)	5.88%	06/01/23	1,000	1,141,970
New Orleans (City of) Aviation Board;
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(a)	5.00%	01/01/18	1,235	1,363,638
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(a)	5.00%	01/01/19	500	565,330
Series 2015 B, RB(e)	5.00%	01/01/27	1,750	2,018,940
Series 2015 B, RB(e)	5.00%	01/01/29	1,805	2,046,437
New Orleans (City of); Series 2014, Ref. Water RB	5.00%	12/01/26	1,250	1,465,425
St. Tammany (Parish of) Public Trust Financing Authority (Christwood);
Series 2015, Ref. RB	5.00%	11/15/24	1,250	1,340,375
Series 2015, Ref. RB	5.25%	11/15/29	1,250	1,311,500
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. Asset-Backed RB	5.50%	05/15/30	5,000	5,594,350
				20,530,224

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–1.62%
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare); Series 2011 A, RB	6.00%	01/01/26	$4,500	$5,240,205
Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community); Series 2010, RB	5.50%	01/01/22	1,000	1,118,000
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health);
Series 2011, RB	6.00%	07/01/23	335	409,105
Series 2011, RB	6.00%	07/01/25	200	242,264
Maryland (State of) Health & Higher Educational Facilities Authority (The Johns Hopkins Health System Obligated Group); Series 2008 B, RB(b)	5.00%	05/15/15	500	505,450
Maryland (State of) Health & Higher Educational Facilities Authority (Washington County Hospital); Series 2008, RB	5.25%	01/01/23	250	265,885
Maryland (State of) Transportation Authority; Series 2008, Grant & RAB	5.25%	03/01/20	3,000	3,479,790
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB	5.13%	06/01/20	2,250	2,499,503
				13,760,202

Massachusetts–0.36%
Massachusetts (State of) Development Finance Agency (Carleton Willard Village); Series 2010, RB	5.25%	12/01/25	650	729,456
Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2009 1, Ref. Solid Waste Disposal RB(b)(f)	5.75%	05/01/19	1,500	1,790,475
Massachusetts (State of) Development Finance Agency (Quincy Medical Center); Series 2008 A, RB(j)	5.85%	01/15/18	300	768
Massachusetts (State of) Development Finance Agency (Sabis International Charter School); Series 2009 A, RB	6.70%	04/15/21	500	563,855
				3,084,554

Michigan–4.03%
Brandon School District;
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/16	1,425	1,502,463
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/18	1,410	1,580,173
Dearborn School District; Series 2007, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	05/01/16	2,480	2,616,028
Greenville Public Schools;
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/16	1,410	1,486,648
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/18	1,235	1,384,052
Lansing (City of) Board of Water & Light; Series 2008 A, Water Supply, Steam, Chilled Water & Electric Utility System RB	5.00%	07/01/24	1,000	1,116,730
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 D-4, Ref. Water Supply RB	5.00%	07/01/29	5,000	5,521,800
Series 2014-D-2, Water Supply Ref. Senior Lien RB (INS–AGM)(a)	5.00%	07/01/26	7,500	8,664,675
Traverse City Area Public Schools;
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/17	2,300	2,510,404
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/18	2,280	2,555,173
Series 2008, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	05/01/19	2,260	2,526,544
Wayne (County of) Airport Authority (Detroit Metropolitan Airport); Series 2012 D, Ref. RB(e)	5.00%	12/01/28	2,500	2,780,175
				34,244,865

Minnesota–0.45%
Minneapolis (City of) (Fairview Health Services); Series 2008 A, Health Care System RB	6.38%	11/15/23	500	586,790
Woodbury (City of) Housing & Redevelopment Authority (St. Therese of Woodbury);
Series 2014, RB	2.30%	12/01/17	120	119,711
Series 2014, RB	2.60%	12/01/18	120	119,827
Series 2014, RB	2.90%	12/01/19	455	454,786
Series 2014, RB	3.15%	12/01/20	620	621,686
Series 2014, RB	3.60%	12/01/21	225	227,500
Series 2014, RB	4.00%	12/01/22	265	271,029
Series 2014, RB	4.00%	12/01/23	200	202,352
Series 2014, RB	4.00%	12/01/24	175	176,685
Series 2014, RB	5.00%	12/01/29	1,000	1,047,940
				3,828,306

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Mississippi–0.12%
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/22	$1,000	$1,001,050

Missouri–2.14%
Bridgeton (City of) Industrial Development Authority (Sarah Community);
Series 2013, Ref. RB	4.00%	05/01/24	500	496,940
Series 2013, Ref. RB	4.50%	05/01/28	1,500	1,505,205
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009 A, Health Facilities RB	5.00%	06/01/21	525	602,343
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District);
Series 2011 A, Ref. RB	5.50%	09/01/23	1,000	1,204,320
Series 2011 A, Ref. RB	5.50%	09/01/24	2,000	2,383,600
Series 2011 A, Ref. RB	5.50%	09/01/28	2,000	2,298,820
Manchester (City of) (Highway 141/Manchester Road); Series 2010, Ref. Transportation Tax Increment Allocation RB	6.00%	11/01/25	3,680	3,916,219
Maryland Heights (City of) (South Heights Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.50%	09/01/18	115	119,409
Missouri (State of) Joint Municipal Electric Utility Commission (Iatan 2); Series 2014 A, Ref. Power Project RB	5.00%	01/01/29	2,000	2,323,820
Raytown (City of) (Raytown Live Redevelopment Plan); Series 2007 1, Annual Appropriation-Supported Tax RB	5.00%	12/01/16	500	532,170
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2012, Senior Living Facilities RB	4.50%	09/01/23	340	372,031
Series 2012, Senior Living Facilities RB	5.00%	09/01/32	1,490	1,613,462
St. Louis (County of) Industrial Development Authority (Friendship Village West County); Series 2007 A, Senior Living Facilities RB	5.25%	09/01/17	250	265,530
St. Louis (County of) Industrial Development Authority (Ranken-Jordan); Series 2007, Ref. Health Facilities RB	5.00%	11/15/22	540	548,883
				18,182,752

Nebraska–1.08%
Central Plains Energy Project (No. 3); Series 2012, Gas RB	5.00%	09/01/32	5,000	5,564,900
Lincoln (County of) Hospital Authority No. 1 (Great Plains Regional Medical Center);
Series 2012, Ref. RB	4.00%	11/01/22	720	783,159
Series 2012, Ref. RB	5.00%	11/01/23	500	573,765
Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB (INS–BHAC)(a)	5.13%	04/01/23	560	643,406
University of Nebraska Facilities Corp.; Series 2006, Deferred Maintenance RB (INS–AMBAC)(a)	5.00%	07/15/17	1,500	1,592,730
				9,157,960

Nevada–1.28%
Carson City (City of) (Carson-Tahoe Regional Medical Center); Series 2012, Ref. Hospital RB	5.00%	09/01/27	1,000	1,107,950
Clark (County of);
Series 2013 A, Ref. Jet Aviation Fuel Tax Airport System RB(e)	5.00%	07/01/19	1,020	1,166,350
Series 2013 A, Ref. Jet Aviation Fuel Tax Airport System RB(e)	5.00%	07/01/20	1,000	1,162,630
Director of the State of Nevada Department of Business & Industry (Republic Services, Inc.); Series 2003, Solid Waste Disposal RB(b)(c)(e)	5.63%	06/01/18	1,100	1,221,011
Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/24	1,800	2,040,192
Las Vegas (City of) Redevelopment Agency;
Series 2009 A, Tax Increment Allocation RB	6.25%	06/15/16	1,475	1,538,513
Series 2009 A, Tax Increment Allocation RB	7.00%	06/15/20	1,000	1,139,720
Washoe County School District; Series 2008 A, School Improvement Limited Tax GO Bonds	4.75%	06/01/26	1,405	1,535,904
				10,912,270

New Hampshire–0.31%
Manchester (City of); Series 2009 A, Ref. General Airport RB	5.00%	01/01/17	1,000	1,064,360

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Hampshire–(continued)
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire University); Series 2012, RB	5.00%	01/01/27	$1,500	$1,618,770
				2,683,130

New Jersey–4.57%
Gloucester (County of) Improvement Authority (Waste Management Inc.); Series 1999 B, Ref. Solid Waste RB(b)(e)	2.50%	12/01/17	500	523,515
Gloucester (County of) Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR(e)	5.00%	12/01/24	2,000	2,270,760
Monmouth (County of) Improvement Authority;
Series 2007, Governmental Loan RB(f)	5.00%	12/01/16	5	5,405
Series 2007, Governmental Loan RB(f)	5.00%	12/01/17	10	11,185
Series 2007, Governmental Loan RB (INS–AMBAC)(a)	5.00%	12/01/16	1,005	1,074,003
Series 2007, Governmental Loan RB (INS–AMBAC)(a)	5.00%	12/01/17	1,990	2,175,647
New Jersey (State of) Economic Development Authority (Paterson Charter School);
Series 2012 C, RB	5.00%	07/01/22	2,005	2,023,025
Series 2012 C, RB	5.00%	07/01/32	475	443,598
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, Private Activity RB(e)	5.00%	07/01/21	425	496,192
Series 2013, Private Activity RB(e)	5.00%	01/01/28	1,000	1,124,540
Series 2013, Private Activity RB(e)	5.50%	01/01/26	1,390	1,645,093
Series 2013, Private Activity RB(e)	5.50%	01/01/27	1,130	1,323,083
New Jersey (State of) Economic Development Authority; Series 2012, Ref. RB	5.00%	06/15/23	2,000	2,286,560
New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System Obligated Group);
Series 2011, Ref. RB	5.00%	07/01/25	1,500	1,719,810
Series 2011, Ref. RB	5.00%	07/01/27	2,000	2,262,560
New Jersey (State of) Health Care Facilities Financing Authority (St. Clare’s Hospital, Inc.); Series 2004 A, Ref. RB(f)	5.25%	07/01/20	1,000	1,196,150
New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Health Care System); Series 2008, RB	5.75%	07/01/15	80	81,225
New Jersey (State of) Turnpike Authority; Series 2013 E, Floating Rate RB(b)(g)	0.70%	01/01/18	2,000	2,013,840
North Hudson Sewerage Authority; Series 2012 A, Gross Revenue Lease Ctfs.	5.00%	06/01/24	1,000	1,168,100
Salem (County of) Pollution Control Financing Authority (Chambers); Series 2014 A, Ref. PCR(e)	5.00%	12/01/23	5,000	5,681,000
Tobacco Settlement Financing Corp.;
Series 2007 1A, Asset-Backed RB	4.50%	06/01/23	6,890	6,911,772
Series 2007 1A, Asset-Backed RB	5.00%	06/01/29	2,810	2,404,854
				38,841,917

New Mexico–1.64%
Farmington (City of) (Public Service Co. of New Mexico San Juan); Series 2010 A, Ref. PCR(b)	5.20%	06/01/20	1,700	1,917,736
Jicarilla Apache Nation; Series 2003 A, RB(c)	5.50%	09/01/23	1,000	999,990
New Mexico (State of) Finance Authority; Series 2006 B, Sr. Lien Public Revolving Fund RB (INS–NATL)(a)	5.00%	06/01/17	1,310	1,381,893
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, First Mortgage RB	4.00%	07/01/22	2,700	2,829,303
New Mexico (State of) Hospital Equipment Loan Council (La Vida Llena); Series 2010 A, First Mortgage RB	5.00%	07/01/19	610	646,575
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB	6.00%	08/01/23	1,000	1,150,400
New Mexico (State of) Municipal Energy Acquisition Authority; SubSeries 2014 B, Gas Supply Floating Rate RB(b)(g)	0.87%	08/01/19	5,000	5,000,000
				13,925,897

New York–3.80%
Albany (City of) Industrial Development Agency (St. Peter’s Hospital); Series 2008 A, Civic Facility RB(b)(f)	5.75%	11/15/17	500	568,915
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT RB	5.75%	07/15/17	1,000	1,098,790
Series 2009, PILOT RB	5.75%	07/15/19	1,000	1,155,570

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Build NYC Resource Corp. (Pratt Paper Inc.);
Series 2014, Ref. Waste Disposal RB(c)(e)	3.75%	01/01/20	$1,000	$1,042,730
Series 2014, Ref. Waste Disposal RB(c)(e)	4.50%	01/01/25	1,000	1,085,230
Long Island Power Authority;
Series 2014 C, Ref. Floating Rate General RB(b)(g)	0.77%	11/01/18	5,000	5,000,000
Series 2014 A, Ref. RB	5.00%	09/01/34	4,000	4,530,280
Metropolitan Transportation Authority; Series 2002 A, Ref. Service Contract RB	5.75%	07/01/18	1,000	1,154,410
New York (City of) Industrial Development Agency (Queens Baseball Stadium);
Series 2009, PILOT RB (INS–AGC)(a)	5.00%	01/01/18	200	217,722
Series 2009, PILOT RB (INS–AGC)(a)	5.00%	01/01/19	200	221,386
New York (City of) Municipal Water Finance Authority; SubSeries 2011 A-2, VRD Water & Sewer System RB(d)	0.01%	06/15/44	1,000	1,000,000
New York (City of) Transitional Finance Authority; Series 2009 S-3, Building Aid RB(i)	5.00%	01/15/21	1,000	1,144,840
New York (City of);
Series 2014 I-2, VRD Unlimited Tax GO Bonds(d)(g)	0.02%	03/01/40	6,000	6,000,000
SubSeries 2008 J-4, Floating Rate Unlimited Tax GO Bonds(g)	0.57%	08/01/25	3,000	2,997,570
New York (State of) Housing Finance Agency (160 Madison Avenue); Series 2014, VRD RB (LOC–PNC Bank, N.A.)(d)(k)	0.01%	11/01/46	2,000	2,000,000
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2005 C, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/21	2,000	2,029,260
Niagara Falls (City of); Series 1994, Public Improvement Unlimited Tax GO Bonds (INS–NATL)(a)	6.90%	03/01/20	5	5,017
Onondaga Civic Development Corp. (St. Joseph’s Hospital Health Center); Series 2014 A, RB	4.63%	07/01/22	1,000	1,082,650
				32,334,370

North Carolina–0.56%
North Carolina (State of) Eastern Municipal Power Agency;
Series 2008 C, Power System RB	6.75%	01/01/24	1,000	1,203,290
Series 2008 C, Power System RB (INS–AGC)(a)	6.00%	01/01/19	880	958,813
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. First Mortgage Health Care Facilities RB	4.25%	03/01/24	1,800	1,842,750
North Carolina (State of) Medical Care Commission (Salemtowne); Series 2006, Ref. First Mortgage Health Care Facilities RB	5.00%	10/01/15	500	509,450
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB	5.30%	10/01/19	250	263,602
				4,777,905

North Dakota–0.19%
Grand Forks (City of) (4000 Valley Square); Series 2006, Ref. Senior Housing RB	5.00%	12/01/16	210	214,729
North Dakota (State of) Public Finance Authority (State Revolving Fund Program); Series 2008 A, RB	5.50%	10/01/19	1,195	1,381,838
				1,596,567

Ohio–2.50%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB(j)	6.25%	09/01/20	415	199,171
American Municipal Power, Inc. (Amp Fremont Energy Center); Series 2012, RB	5.00%	02/15/21	1,250	1,476,312
American Municipal Power, Inc. (Hydroelectric); Series 2009 C, RB	5.25%	02/15/19	1,175	1,353,624
Cleveland (City of) (Bridges & Roadways Improvements); Series 2008 B, Sub. Lien Income Tax RB (INS–AGC)(a)	5.00%	10/01/25	1,555	1,728,600
Cleveland (City of); Series 2012 A, Ref. Airport System RB	5.00%	01/01/27	2,750	3,089,735
Cleveland-Cuyahoga (County of) Port Authority (Constellation Schools); Series 2014 A, Ref. & Improvement Lease RB(c)	5.75%	01/01/24	1,000	1,071,460
Franklin (County of) (First Community Village Obligated Group); Series 2013, Ref. Health Care Facilities RB	5.25%	07/01/33	1,000	912,510
Hamilton (County of) (Christ Hospital); Series 2012, Health Care Facilities RB	5.25%	06/01/23	1,500	1,775,325
Lancaster Port Authority; Series 2014, Gas Supply Ref. Floating Rate RB(b)(g)	0.84%	08/01/19	2,000	2,000,000
Montgomery (County of) (St. Leonard); Series 2010, Ref. & Improvement Health Care & MFH RB	6.00%	04/01/20	725	784,225

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.);
Series 2006 A, Ref. PCR(b)	3.75%	12/03/18	$3,500	$3,700,585
Series 2009 C, Ref. PCR	5.63%	06/01/18	2,000	2,229,400
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(b)	5.88%	06/01/16	865	917,229
				21,238,176

Oklahoma–0.23%
Chickasawa Nation; Series 2007, Health System RB(c)	5.38%	12/01/17	170	180,006
Tulsa (City of) Airports Improvement Trust; Series 2009 A, General RB	5.38%	06/01/24	1,750	1,763,930
				1,943,936

Oregon–0.40%
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.); Series 2012, Ref. RB	5.00%	05/15/22	1,000	1,102,930
Tri-County Metropolitan Transportation District; Series 2011 A, Capital Grant Receipt RB	5.00%	10/01/27	2,000	2,267,400
				3,370,330

Pennsylvania–3.96%
Allegheny (County of) Airport Authority (Pittsburgh International Airport); Series 2010 A, Airport RB (INS–AGM)(a)(e)	5.00%	01/01/16	1,000	1,039,950
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2008 A, RB	5.00%	09/01/18	3,000	3,397,020
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.00%	09/01/21	500	511,130
Cumberland (County of) Municipal Authority (Asbury Obligated Group);
Series 2012, Ref. RB	5.00%	01/01/22	750	816,960
Series 2012, Ref. RB	5.25%	01/01/27	1,275	1,364,020
Delaware (County of) Authority (Elwyn); Series 2010, RB	5.00%	06/01/20	1,980	2,110,462
Girard School District;
Series 1992 B, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(h)	0.00%	10/01/18	700	651,441
Series 1992 B, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(h)	0.00%	10/01/19	250	226,553
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	4.25%	07/01/20	1,980	2,081,574
Monroe (County of) Hospital Authority (Pocono Medical Center); Series 2007, RB	5.00%	01/01/17	340	364,820
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Community); Series 2012, Ref. RB	5.00%	11/15/25	2,000	2,195,620
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/27	1,500	1,602,435
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges FINCO LP); Series 2015, RB(e)	5.00%	12/31/27	5,965	6,814,416
Pennsylvania (State of) Economic Development Financing Authority (Shippingport); Series 2006 A, Exempt Facilities RB(b)	2.55%	12/03/18	1,500	1,529,760
Pennsylvania (State of) Turnpike Commission;
Series 2013 B, Floating Rate RB(g)	1.17%	12/01/19	2,000	2,044,580
Series 2014 B-1, Ref. Floating Rate RB(g)	1.00%	12/01/21	5,000	5,015,950
Philadelphia (City of); Eighteenth Series 2004, Gas Works RB (INS–AGC)(a)	5.25%	08/01/18	750	753,038
Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB	5.00%	11/01/25	1,000	1,136,830
				33,656,559

Rhode Island–0.14%
Rhode Island Health & Educational Building Corp. (University of Rhode Island–Auxiliary Enterprise); Series 2013 C, Ref. Higher Education Facility RB	5.00%	09/15/22	1,000	1,180,150

South Carolina–1.88%
Greenwood (County of) (Self Regional Healthcare); Series 2012 B, Ref. Hospital RB	5.00%	10/01/26	4,650	5,288,724

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
Piedmont Municipal Power Agency;
Series 2008 A-2, Electric RB	5.00%	01/01/24	$1,000	$1,099,730
Series 2009 A-4, Ref. Electric RB	5.00%	01/01/21	2,000	2,298,600
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health); Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(a)	5.00%	02/01/19	1,000	1,135,520
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, Health Facilities RB	5.00%	05/01/23	1,000	1,094,660
Series 2013, Health Facilities RB	5.00%	05/01/28	1,250	1,326,538
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2013 A, Ref. Hospital RB	5.25%	08/01/26	3,215	3,745,989
				15,989,761

South Dakota–0.15%
South Dakota (State of) Health & Educational Facilities Authority (Regional Health);
Series 2010, RB	5.00%	09/01/21	605	701,370
Series 2010, RB	5.00%	09/01/22	500	571,770
				1,273,140

Tennessee–1.12%
Chattanooga (City of) Health, Educational & Housing Facility Board (Community Development Financial Institution Phase I LLC); Series 2005 A, Ref. RB	5.00%	10/01/15	60	60,767
Franklin Special School District; Series 1999, Limited Tax CAB GO Bonds (INS–AGM)(a)(h)	0.00%	06/01/15	700	699,587
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/19	770	857,657
Series 2012, Ref. & Improvement RB	5.00%	07/01/22	500	566,705
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Le Bonheur Health); Series 2008 C, RB	5.25%	06/01/18	1,000	1,123,360
Shelby (County of) Health, Educational & Housing Facilities Board (The Village at Germantown Inc.); Series 2014, Residential Care Facility Mortgage RB	5.00%	12/01/29	650	687,511
Shelby (County of) Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2006 A, RB	5.25%	09/01/16	225	234,324
Tennessee Energy Acquisition Corp.;
Series 2006 C, Gas RB	5.00%	02/01/23	1,360	1,566,258
Series 2006 C, Gas RB	5.00%	02/01/24	3,225	3,726,810
				9,522,979

Texas–13.55%
Alliance Airport Authority, Inc. (Federal Express Corp.); Series 2006, Ref. Special Facilities RB(e)	4.85%	04/01/21	1,000	1,029,480
Arlington Higher Education Finance Corp. (Universal Academy);
Series 2014 A, Education RB	5.88%	03/01/24	300	309,261
Series 2014 A, Education RB	6.63%	03/01/29	1,000	1,045,340
Austin (City of); Series 2009, Water & Wastewater System RB	5.00%	11/15/24	1,500	1,748,205
Brownsville (City of); Series 2008 A, Ref. Utilities System RB (INS–AGM)(a)	5.00%	09/01/23	1,240	1,387,771
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin);
Series 2005 A, RB	5.50%	04/01/23	1,670	1,899,024
Series 2005 A, RB	5.50%	04/01/25	1,610	1,809,334
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, Education RB	6.00%	08/15/33	1,250	1,511,337
Dallas (City of) (Civic Center Convention Complex); Series 2009, Ref. & Improvement RB (INS–AGC)(a)	5.00%	08/15/18	1,500	1,676,985
Dallas (County of) Flood Control District No. 1; Series 2002, Ref. Unlimited Tax GO Bonds	6.75%	04/01/16	85	85,351
Dallas-Fort Worth (Cities of) International Airport; Series 2014 A, Ref. RB(e)	5.25%	11/01/26	2,000	2,405,520
Decatur (City of) Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB	5.00%	09/01/22	150	169,074
Series 2014 A, Ref. RB	5.00%	09/01/23	150	168,551
Series 2014 A, Ref. RB	5.00%	09/01/24	265	297,378
Series 2014 A, Ref. RB	5.25%	09/01/29	1,000	1,103,070

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Greenville (City of);
Series 2010, Ref. & Improvement Electric Utility System RB	5.00%	02/15/25	$2,355	$2,637,694
Series 2010, Ref. & Improvement Electric Utility System RB	5.00%	02/15/26	2,475	2,772,099
Gulf Coast Waste Disposal Authority;
Series 2013, Bayport Area System RB (INS–AGM)(a)	5.00%	10/01/21	1,250	1,459,550
Series 2013, Bayport Area System RB (INS–AGM)(a)	5.00%	10/01/23	2,610	3,051,847
Harris County Cultural Education Facilities Finance Corp. (Brazos Presbyterian Homes, Inc.);
Series 2013 A, First Mortgage RB	4.00%	01/01/23	1,325	1,377,430
Series 2013 A, First Mortgage RB	5.00%	01/01/33	1,090	1,132,194
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System); Series 2013 B, Ref. Floating Rate Hospital RB(g)	0.77%	06/01/20	2,000	1,998,300
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area); Series 2013 A, Ref. RB	5.00%	06/01/28	1,500	1,648,080
Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB(b)(f)	7.00%	12/01/18	500	611,180
Harris County Health Facilities Development Corp. (TECO); Series 2008, Thermal Utility RB (INS–AGC)(a)	5.25%	11/15/24	1,950	2,199,795
Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership); Series 2006, Solid Waste Disposal RB	5.00%	02/01/23	2,500	2,789,525
Hidalgo County Health Services Corp. (Mission Hospital, Inc.); Series 2005, Hospital RB	5.00%	08/15/19	350	351,204
Hopkins (County of) Hospital District; Series 2008, RB	5.50%	02/15/23	500	516,675
Houston (City of);
Series 2007 A, Ref. Public Improvement Limited Tax GO Bonds (INS–NATL)(a)	5.00%	03/01/16	1,000	1,048,430
Series 2011 A, Ref. Sub Lien Airport System RB(e)	5.00%	07/01/25	1,000	1,144,230
Series 2012, Ref. Floating Rate First Lien Combined Utility System RB(b)(g)	0.77%	06/01/17	9,000	9,033,660
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011 A, RB	5.88%	05/15/21	820	941,294
Series 2012 A, RB	4.00%	02/15/22	565	597,329
Mesquite Health Facilities Development Corporation (Christian Care Centers, Inc.); Series 2014, Ref. RB	5.00%	02/15/24	350	377,384
New Hope Cultural Education Facilities Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.25%	01/01/33	1,600	1,803,504
New Hope Cultural Education Facilities Corp. (Wesleyan Homes Inc.);
Series 2014, Retirement Facilities RB	5.25%	01/01/29	1,500	1,568,535
Series 2014, Retirement Facilities RB	5.50%	01/01/35	1,400	1,459,332
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, Student Housing RB	5.00%	04/01/29	620	683,389
North Texas Tollway Authority;
Series 2008, Ref. First Tier RB(b)(f)	6.00%	01/01/18	875	999,635
Series 2008, Ref. First Tier RB	6.00%	01/01/23	125	140,939
Series 2014 C, Ref. Floating Rate First Tier RB(b)	0.69%	01/01/20	5,000	5,000,000
Red River Health Facilities Development Corp. (MRC Crossing);
Series 2014 B-1, TEMPS-75SM Retirement Facility RB	6.13%	11/15/20	500	506,720
Series 2014 B-2, TEMPS-50SM Retirement Facility RB	5.00%	11/15/19	750	753,293
Red River Health Facilities Development Corp. (Parkview on Hollybrook); Series 2013 A, First Mortgage RB	6.38%	07/01/33	500	520,100
SA Energy Acquisition Public Facility Corp.; Series 2007, Gas Supply RB	5.50%	08/01/21	1,000	1,175,150
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Health Care System); Series 2009, Ref. Hospital RB	5.75%	11/15/24	1,000	1,149,530
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Retirement Services, Inc.); Series 2007, Retirement Facility RB	5.00%	11/15/17	500	537,050
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health);
Series 2008, Ref. RB(b)(f)	5.75%	07/01/16	325	331,633
Series 2008, Ref. RB (INS–AGC)(a)	5.75%	07/01/18	1,045	1,130,147
Tarrant County Cultural Education Facilities Finance Corp. (Mirador); Series 2010 B-1, TEMPS-75SM Retirement Facility RB	7.25%	11/15/16	2,680	2,670,218
Texas (State of) (Transportation Commission); Series 2014, Floating Rate Unlimited Tax GO Bonds(b)	0.40%	10/01/18	5,000	5,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Texas (State of) Transportation Commission; Series 2006 A, First Tier RB(b)(f)	5.00%	04/01/16	$2,000	$2,102,740
Texas (State of) Turnpike Authority (Central Texas Turnpike System);
Series 2002, First Tier CAB RB(f)(h)	0.00%	08/15/18	3,280	3,135,975
Series 2002 A, First Tier CAB RB (INS–AMBAC)(a)(h)	0.00%	08/15/18	2,420	2,292,127
Series 2015 C, Ref. Sub. RB	5.00%	08/15/33	5,000	5,587,050
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/26	12,105	15,099,898
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/21	2,600	3,043,040
Series 2012, Gas Supply RB	5.00%	12/15/22	500	585,745
Series 2012, Gas Supply RB	5.00%	12/15/23	3,950	4,554,982
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools);
Series 2012 A, Education RB	4.63%	08/15/22	500	523,775
Series 2012 A, Education RB	5.00%	08/15/27	585	609,909
				115,297,997

Utah–0.90%
Intermountain Power Agency; Series 1993 A, Ref. Power Supply CAB RB(f)(h)	0.00%	07/01/17	1,750	1,667,400
Murray (City of) (IHC Health Services Inc.); Series 2005 D, VRD Hospital RB(d)	0.01%	05/15/37	4,000	4,000,000
Utah (State of) Transit Authority;
Series 2012, Ref. Sales Tax RB	5.00%	06/15/21	535	633,788
Series 2012, Ref. Sales Tax RB	5.00%	06/15/22	505	605,005
Series 2012, Ref. Sales Tax RB	5.00%	06/15/23	655	775,356
				7,681,549

Virgin Islands–0.95%
Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. Marine RB(e)	5.00%	09/01/22	1,320	1,513,868
Series 2014 A, Ref. Marine RB(e)	5.00%	09/01/23	1,000	1,148,160
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2010 A, Sr. Lien RB	5.00%	10/01/17	1,000	1,088,840
Series 2012 A, RB(c)	4.00%	10/01/22	2,005	2,099,797
Virgin Islands (Government of) Public Finance Authority; Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/19	2,000	2,254,100
				8,104,765

Virginia–0.84%
Dulles Town Center Community Development Authority (Dulles Town Center); Series 2012, Ref. Special Assessment RB	4.25%	03/01/26	700	704,172
Fairfax (County of) Economic Development Authority (Vinson Hall, LLC); Series 2013 A, Residential Care Facility RB	4.00%	12/01/22	1,000	1,009,930
Fairfax (County of) Industrial Development Authority (Inova Health System); Series 2009 A, Health Care RB	5.13%	05/15/24	1,000	1,153,230
Route 460 Funding Corp.; Series 2012 B, Sr. Lien Toll Road CAB RB(h)	0.00%	07/01/25	600	391,116
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC); Series 2012, Sr. Lien RB(e)	5.00%	01/01/27	2,500	2,749,400
Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.25%	07/01/19	660	743,536
White Oak Village Shops Community Development Authority; Series 2007, Special Assessment RB	5.30%	03/01/17	384	404,041
				7,155,425

Washington–2.39%
Chelan (County of) Public Utility District No. 1; Series 2011 A, Ref. Consolidated RB(e)	5.50%	07/01/25	1,000	1,183,670
Clark (County of) Public Utility District No. 1; Series 2009, Ref. Electric System RB	5.00%	01/01/23	1,000	1,124,270
FYI Properties (Washington State District); Series 2009, Lease RB	5.25%	06/01/26	2,000	2,300,800
Kalispel Tribe of Indians; Series 2008, RB	6.20%	01/01/16	100	99,888

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Seattle (City of);
Series 2007, Ref. Solid Waste RB(b)(f)	5.00%	02/01/17	$1,555	$1,688,699
Series 2007, Ref. Solid Waste RB	5.00%	02/01/18	240	260,035
Series 2008, Ref. & Improvement Municipal Light & Power RB	5.75%	04/01/23	1,725	2,025,443
Seattle (Port of) (SEATAC Fuel Facilities LLC);
Series 2013, Ref. Special Facility RB(e)	5.00%	06/01/21	650	761,501
Series 2013, Ref. Special Facility RB(e)	5.00%	06/01/24	1,560	1,814,826
Tes Properties; Series 2009, RB	5.00%	12/01/24	1,000	1,143,090
Washington (State of) Health Care Facilities Authority (PeaceHealth); Series 2014 A, Ref. RB	5.00%	11/15/27	500	584,810
Washington (State of) Higher Education Facilities Authority (Whitworth University); Series 2009, Ref. RB	5.13%	10/01/24	1,500	1,652,895
Washington (State of) Tobacco Settlement Authority; Series 2013, Ref. RB	5.00%	06/01/22	3,260	3,855,015
Washington (State of); Series 2005 C, Motor Vehicle Fuel Unlimited Tax CAB GO Bonds (INS–AMBAC)(a)(h)	0.00%	06/01/16	1,885	1,873,898
				20,368,840

West Virginia–0.45%
Ohio (County of) (Fort Henry Centre Financing District); Series 2007 A, Tax Increment Allocation RB	5.63%	06/01/22	250	261,048
West Virginia (State of) Economic Development Authority (Appalachian Power Co.–Amos); Series 2011 A, Ref. Solid Waste Disposal Facilities RB(b)(e)	2.25%	09/01/16	3,000	3,037,260
West Virginia (State of) Hospital Finance Authority (Thomas Health System); Series 2008, RB	6.00%	10/01/20	500	538,395
				3,836,703

Wisconsin–1.26%
Milwaukee (County of);
Series 2010 B, Ref. Airport RB(e)	5.00%	12/01/22	1,250	1,399,725
Series 2010 B, Ref. Airport RB(e)	5.00%	12/01/23	1,000	1,111,520
Public Financing Authority (Rose Villa); Series 2014 B-3, TEMPS-50SM RB	3.75%	11/15/19	1,000	1,011,630
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 A, Ref. Collateralized Utility RB(e)	5.38%	11/01/21	1,370	1,495,040
Wisconsin (State of) Health & Educational Facilities Authority (Aurora Health Care, Inc.); Series 2009 B, RB(b)	5.13%	08/15/16	1,000	1,066,670
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance);
Series 2012, RB	5.00%	06/01/25	1,650	1,915,864
Series 2012, RB	5.00%	06/01/26	1,000	1,150,410
Wisconsin (State of) Housing & Economic Development Authority; Series 2008 A, Home Ownership RB(e)	5.30%	09/01/23	390	410,362
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2012, RB	5.00%	04/01/22	1,050	1,129,622
				10,690,843

Wyoming–0.13%
Wyoming (State of) Municipal Power Agency; Series 2008 A, Power Supply RB	5.38%	01/01/25	1,000	1,116,390
TOTAL INVESTMENTS(l)–101.92% (Cost $817,610,137)				866,898,228
FLOATING RATE NOTE OBLIGATIONS–(2.88)%
Notes with interest and fee rates ranging from 0.54% to 0.59% at 02/28/15 and contractual maturities of collateral ranging from 12/15/20 to 12/01/27 (See Note 1J)(m)				(24,525,000)
OTHER ASSETS LESS LIABILITIES–0.96%				8,191,234
NET ASSETS–100.00%				$850,564,462

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Intermediate Term Municipal Income Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
Ctfs.	– Certificates
FHA	– Federal Housing Administration
FTA	– Federal Transit Administration
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
PILOT	– Payment-in-Lieu-of-Tax
RAB	– Revenue Anticipation Bonds
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2015 was $30,204,685, which represented 3.55% of the Fund’s Net Assets.
(d)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2015.
(e)	Security subject to the alternative minimum tax.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2015.
(h)	Zero coupon bond issued at a discount.
(i)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(j)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2015 was $408,228, which represented less than 1% of the Fund’s Net Assets.
(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(l)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	7.4%

(m)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2015. At February 28, 2015, the Fund’s investments with a value of $43,535,088 are held by TOB Trusts and serve as collateral for the $24,525,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Intermediate Term Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2015

Assets:
Investments, at value (Cost $817,610,137)	$866,898,228
Cash	15,991,556
Receivable for:
Investments sold	464,642
Fund shares sold	4,592,993
Interest	8,710,041
Fund expenses absorbed	30,671
Investment for trustee deferred compensation and retirement plans	79,360
Other assets	39,134
Total assets	896,806,625

Liabilities:
Floating rate note obligations	24,525,000
Payable for:
Investments purchased	19,325,883
Fund shares reacquired	1,164,011
Dividends	707,851
Accrued fees to affiliates	356,913
Accrued trustees’ and officers’ fees and benefits	4,666
Accrued other operating expenses	66,922
Trustee deferred compensation and retirement plans	90,917
Total liabilities	46,242,163
Net assets applicable to shares outstanding	$850,564,462

Net assets consist of:
Shares of beneficial interest	$886,777,971
Undistributed net investment income	387,117
Undistributed net realized gain (loss)	(85,888,717)
Net unrealized appreciation	49,288,091
$850,564,462

Net Assets:
Class A	$505,876,216
Class B	$5,631,827
Class C	$167,153,844
Class Y	$171,902,575

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	45,055,417
Class B	491,682
Class C	14,920,468
Class Y	15,321,972
Class A:
Net asset value per share	$11.23
Maximum offering price per share
(Net asset value of $11.23 ÷ 97.50%)	$11.52
Class B:
Net asset value and offering price per share	$11.45
Class C:
Net asset value and offering price per share	$11.20
Class Y:
Net asset value and offering price per share	$11.22

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Intermediate Term Municipal Income Fund

Statement of Operations

For the year ended February 28, 2015

Investment income:
Interest	$29,042,270

Expenses:
Advisory fees	3,598,471
Administrative services fees	186,144
Custodian fees	16,623
Distribution fees:
Class A	1,097,556
Class B	16,401
Class C	1,375,748
Interest, facilities and maintenance fees	92,029
Transfer agent fees	588,943
Trustees’ and officers’ fees and benefits	32,353
Other	307,390
Total expenses	7,311,658
Less: Fees waived	(638,446)
Net expenses	6,673,212
Net investment income	22,369,058

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(1,719)
Change in net unrealized appreciation of investment securities	19,591,875
Net realized and unrealized gain	19,590,156
Net increase in net assets resulting from operations	$41,959,214

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Intermediate Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2015 and 2014

	2015	2014
Operations:
Net investment income	$22,369,058	$22,705,419
Net realized gain (loss)	(1,719)	(7,718,183)
Change in net unrealized appreciation (depreciation)	19,591,875	(22,265,006)
Net increase (decrease) in net assets resulting from operations	41,959,214	(7,277,770)

Distributions to shareholders from net investment income:
Class A	(13,977,976)	(12,877,071)
Class B	(210,028)	(264,149)
Class C	(3,560,121)	(3,495,177)
Class Y	(5,417,009)	(5,179,078)
Total distributions from net investment income	(23,165,134)	(21,815,475)

Share transactions–net:
Class A	95,285,164	(5,486,705)
Class B	(2,019,603)	(2,065,060)
Class C	36,251,954	7,994,716
Class Y	17,412,980	(4,211,167)
Net increase (decrease) in net assets resulting from share transactions	146,930,495	(3,768,216)
Net increase (decrease) in net assets	165,724,575	(32,861,461)

Net assets:
Beginning of year	684,839,887	717,701,348
End of year (includes undistributed net investment income of $387,117 and $1,325,347, respectively)	$850,564,462	$684,839,887

Notes to Financial Statements

February 28, 2015

NOTE 1—Significant Accounting Policies

Invesco Intermediate Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

29                         Invesco Intermediate Term Municipal Income Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

30                         Invesco Intermediate Term Municipal Income Fund

J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Recently published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds.” These rules may preclude banking entities from sponsoring and/or providing services for existing TOB Trust programs. The Fund expects to utilize a Volcker Rule-compliant TOB structure that is substantially similar to the current structure where the residual holder, such as the Fund, would serve as sponsor of the TOB Trust. There currently can be no assurances however, that the Fund’s TOB Trusts can be restructured this way or that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective. The ultimate impact of these rules on the TOBs market and the municipal market generally is not yet certain.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Over $500 million	0.45%

For the year ended February 28, 2015, the effective advisory fees incurred by the Fund was 0.48%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

31                         Invesco Intermediate Term Municipal Income Fund

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 0.80%, 1.55%, 1.55% and 0.55% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term.

For the year ended February 28, 2015, the Adviser waived advisory fees of $638,446.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2015, IDI advised the Fund that IDI retained $174,200 in front-end sales commissions from the sale of Class A shares and $25,366, $3,134 and $5,459 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2015, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

32                         Invesco Intermediate Term Municipal Income Fund

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2015 were $14,525,000 and 0.63%, respectively.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2015 and 2014:

	2015	2014
Ordinary income — tax-exempt	$23,165,134	$21,815,475

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$212,951
Net unrealized appreciation — investments	48,865,081
Temporary book/tax differences	(93,128)
Capital loss carryforward	(85,198,413)
Shares of beneficial interest	886,777,971
Total net assets	$850,564,462

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, TOBs, accretion of bond discount and amortization of bond premium and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2018	$54,447,751	$—	$54,447,751
February 28, 2019	23,141,936	—	23,141,936
Not subject to expiration	5,854,037	1,754,689	7,608,726
	$83,443,724	$1,754,689	$85,198,413

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2015 was $191,428,562 and $82,020,875, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$50,782,269
Aggregate unrealized (depreciation) of investment securities	(1,917,188)
Net unrealized appreciation of investment securities	$48,865,081

Cost of investments for tax purposes is $818,033,147.

33                         Invesco Intermediate Term Municipal Income Fund

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward, on February 28, 2015, undistributed net investment income was decreased by $142,154, undistributed net realized gain (loss) was increased by $1,768,576 and shares of beneficial interest was decreased by $1,626,422. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended February 28,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	14,801,657	$164,981,946	15,034,529	$164,923,115
Class B	18,515	210,216	56,218	622,145
Class C	6,814,658	75,825,328	9,596,056	106,535,837
Class Y	4,198,833	46,800,374	4,694,245	51,088,974

Issued as reinvestment of dividends:
Class A	844,818	9,433,369	779,321	8,499,518
Class B	11,436	129,680	16,364	182,236
Class C	253,280	2,815,788	251,049	2,733,352
Class Y	312,125	3,468,670	352,529	3,842,222

Automatic conversion of Class B shares to Class A shares:
Class A	45,884	510,400	57,714	631,641
Class B	(44,978)	(510,400)	(56,571)	(634,641)

Reacquired:
Class A	(7,163,202)	(79,640,551)	(16,538,772)	(179,540,979)
Class B	(162,900)	(1,849,099)	(201,983)	(2,237,800)
Class C	(3,819,024)	(42,389,162)	(9,347,879)	(101,274,473)
Class Y	(2,956,924)	(32,856,064)	(5,458,968)	(59,142,363)
Net increase (decrease) in share activity	13,154,178	$146,930,495	(766,148)	$(3,768,216)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

34                         Invesco Intermediate Term Municipal Income Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Portfolio turnover(c)
Class A
Year ended 02/28/15	$10.94	$0.34	$0.31	$0.65	$(0.36)	$11.23	5.97%		$505,876	0.81	%(d)	0.90	%(d)	3.09	%(d)	0.80	%(d)	12%
Year ended 02/28/14	11.32	0.35	(0.39)	(0.04)	(0.34)	10.94	(0.30)		399,474	0.79		0.88		3.24		0.78		24
Year ended 02/28/13	11.20	0.39	0.14	0.53	(0.41)	11.32	4.85		421,107	0.76		0.89		3.49		0.75		10
Year ended 02/29/12	10.57	0.43	0.62	1.05	(0.42)	11.20	10.18		318,219	0.76		0.89		3.96		0.75		16
Three months ended 02/28/11	11.03	0.19	(0.47)	(0.28)	(0.18)	10.57	(2.57)		222,214	0.81	(e)	0.91	(e)	4.19	(e)	0.80	(e)	4
Year ended 09/30/10	10.80	0.44	0.21	0.65	(0.42)	11.03	6.24		270,764	0.83		0.93		4.05		0.82		12
Class B
Year ended 02/28/15	11.16	0.35	0.30	0.65	(0.36)	11.45	5.92	(f)	5,632	0.81	(d)(f)	0.90	(d)(f)	3.09	(d)(f)	0.80	(d)(f)	12
Year ended 02/28/14	11.55	0.36	(0.40)	(0.04)	(0.35)	11.16	(0.32	)(f)	7,470	0.79	(f)	0.88	(f)	3.24	(f)	0.78	(f)	24
Year ended 02/28/13	11.43	0.40	0.14	0.54	(0.42)	11.55	4.82	(f)	9,881	0.76	(f)	0.89	(f)	3.49	(f)	0.75	(f)	10
Year ended 02/29/12	10.74	0.42	0.64	1.06	(0.37)	11.43	10.02	(f)	11,358	0.93	(f)	1.06	(f)	3.79	(f)	0.92	(f)	16
Three months ended 02/28/11	11.20	0.16	(0.47)	(0.31)	(0.15)	10.74	(2.81)		13,089	1.56	(e)	1.66	(e)	3.44	(e)	1.55	(e)	4
Year ended 09/30/10	10.96	0.36	0.22	0.58	(0.34)	11.20	5.46		16,362	1.58		1.68		3.30		1.57		12
Class C
Year ended 02/28/15	10.92	0.26	0.30	0.56	(0.28)	11.20	5.20	(f)	167,154	1.53	(d)(f)	1.62	(d)(f)	2.37	(d)(f)	1.52	(d)(f)	12
Year ended 02/28/14	11.31	0.27	(0.40)	(0.13)	(0.26)	10.92	(1.08	)(f)	127,451	1.50	(f)	1.59	(f)	2.53	(f)	1.49	(f)	24
Year ended 02/28/13	11.19	0.31	0.14	0.45	(0.33)	11.31	4.07		126,310	1.51		1.64		2.74		1.50		10
Year ended 02/29/12	10.56	0.35	0.62	0.97	(0.34)	11.19	9.37		71,439	1.51		1.64		3.21		1.50		16
Three months ended 02/28/11	11.02	0.15	(0.47)	(0.32)	(0.14)	10.56	(2.88)		55,088	1.56	(e)	1.66	(e)	3.44	(e)	1.55	(e)	4
Year ended 09/30/10	10.78	0.35	0.23	0.58	(0.34)	11.02	5.53		61,646	1.58		1.68		3.30		1.57		12
Class Y(g)
Year ended 02/28/15	10.93	0.37	0.30	0.67	(0.38)	11.22	6.24		171,903	0.56	(d)	0.65	(d)	3.34	(d)	0.55	(d)	12
Year ended 02/28/14	11.31	0.38	(0.39)	(0.01)	(0.37)	10.93	(0.06)		150,445	0.54		0.63		3.49		0.53		24
Year ended 02/28/13	11.19	0.42	0.14	0.56	(0.44)	11.31	5.11		160,404	0.51		0.64		3.74		0.50		10
Year ended 02/29/12	10.56	0.46	0.62	1.08	(0.45)	11.19	10.45		135,882	0.51		0.64		4.21		0.50		16
Three months ended 02/28/11	11.03	0.20	(0.48)	(0.28)	(0.19)	10.56	(2.56)		14,096	0.56	(e)	0.66	(e)	4.44	(e)	0.55	(e)	4
Year ended 09/30/10	10.79	0.46	0.23	0.69	(0.45)	11.03	6.56		9,361	0.58		0.68		4.30		0.57		12

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $202,122,885 and sold of $25,268,549 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Municipal Fund into the Fund.
(d)	Ratios are based on average daily net assets (000’s omitted) of $439,022, $6,560, $140,975 and $157,546 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	Annualized.
(f)	The total return, ratio of expense to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of less than 1%.
(g)	On June 1, 2010, Class I shares of Van Kampen Intermediate Term Municipal Income Fund were reorganized into Class Y shares of the Fund.

35                         Invesco Intermediate Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Intermediate Term Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Intermediate Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 27, 2015

36                         Invesco Intermediate Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2014 through February 28, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/15)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/15)	Expenses Paid During Period[2]
A	$1,000.00	$1,022.20	$4.06	$1,020.78	$4.06	0.81%
B	1,000.00	1,022.10	4.06	1,020.78	4.06	0.81
C	1,000.00	1,017.80	8.00	1,016.86	8.00	1.60
Y	1,000.00	1,023.50	2.81	1,022.02	2.81	0.56

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2014 through February 28, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

37                         Invesco Intermediate Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2015:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

38                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company),Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Vice Chair, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A

T-3                         Invesco Intermediate Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana St., Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Intermediate Term Municipal Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	VK-ITMI-AR-1	Invesco Distributors, Inc.

Invesco

Annual Report to Shareholders **February 28, 2015**

Invesco Limited Term Municipal Income Fund

Nasdaq:
A: ATFAX ■ A2: AITFX ■ C: ATFCX ■ Y: ATFYX ■ R5: ATFIX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
31	Financial Statements
33	Notes to Financial Statements
39	Financial Highlights
40	Auditor's Report
41	Fund Expenses
42	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed

European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Limited Term Municipal Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Limited Term Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

On January 30, 2015, Invesco Tax-Free Intermediate Fund was renamed Invesco Limited Term Municipal Income Fund. For the fiscal year ended February 28, 2015, Invesco Limited Term Municipal Income Fund (the Fund), at net asset value, outperformed its style-specific benchmark, S&P Municipal Bond Investment Grade Short Intermediate Index. The main contributor to the Fund’s return was its security selection in higher-coupon (5.00%-5.50%) municipal bonds.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/14 to 2/28/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.06%
Class A2 Shares	3.32
Class C Shares	2.30
Class Y Shares	3.32
Class R5 Shares	3.34
S&P Municipal Bond Index‚ (Broad Market Index)*	6.47
Barclays Municipal Bond Index‚ (Former Broad Market Index)*	6.49
S&P Municipal Bond Investment Grade Short Intermediate Index‚ (Style-Specific Index)*	2.00
Bank of America Merrill Lynch 3–7 Year Municipal Index‚ (Former Style-Specific Index)*	2.01
Lipper Short-Intermediate Municipal Debt Classification Average■ (Peer Group)*	1.61
Lipper Intermediate Municipal Debt Funds Index■ (Former Peer Group Index)*	4.46

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

*  The Fund has elected to use the S&P Municipal Bond Index, the S&P Municipal Bond Investment Grade Short Intermediate Index and the Lipper Short-Intermediate Municipal Debt Classification Average as its broad market, style-specific and peer group benchmarks, respectively, rather than the Barclays Municipal Bond Index, the Bank of America Merrill Lynch 3–7 Year Municipal Index and the Lipper Intermediate Municipal Debt Funds Index because the S&P Municipal Bond Index, the S&P Municipal Bond Investment Grade Short Intermediate Index and the Lipper Short-Intermediate Municipal Debt Classification Average more closely reflect the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

Over the reporting period, the ongoing US Treasury rally helped municipal bond prices recover from their 2013 lows. In addition, technical factors, including falling long-term interest rates, consistent demand from traditional and crossover buyers, and limited new issuance contributed to strong performance by the municipal market in 2014. Following record outflows from municipal bond funds in 2013, demand turned positive beginning in January 2014. Net inflows into

Portfolio Composition
By credit sector, based on total net investments

Revenue Bonds	81.9%
General Obligation Bonds	13.9
Pre-Refunded Bonds	4.2

Total Net Assets	$1.5 billion

Total Number of Holdings	698

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

open-end municipal bond funds totaled nearly $31 billion in 2014.1 Municipal issuance totaled $334 billion in 2014, essentially flat from 2013.2 The bulk of the issuance was refunding activity, which increased 13% due to falling interest rates.2 Meanwhile, new issuance declined 11% to $144 billion, making 2014 the lightest new money year since 1997.2

    For the fiscal year ended February 28, 2015, municipal bonds, represented by the S&P Municipal Bond Index, returned 6.47%. Municipal bonds benefited from

Top Five Debt Holdings

1. Whiting (City of) (BP Products North America); Series 2008	1.3%
2. Metropolitan Atlanta Rapid Transit Authority; Series 2000 B	0.9
3. New Mexico (State of) Municipal Energy Acquisition Authority; Subseries 2014 B	0.8
4. Louisville (City of) & Jefferson (County of) Metropolitan Sewer District; Series 2009 B	0.8
5. Michigan (State of) Finance Authority (Detroit Water & Sewerage Department); Series 2014 D-1	0.8

declining interest rates in 2014, as municipal yields declined by approximately 70 basis points (bps) and 130 bps in the 10-year and 30-year maturities, respectively.3 (A basis point is a unit that is equal to one one-hundredth of a percent.) The main drivers of lower interest rates during the reporting period were subdued inflation, geopolitical tension that contributed to a flight to higher-quality securities and a sharp decline in the price of oil during the second half of the fiscal year.

    Despite an improving US economy, which helped strengthen state and local government balance sheets, public officials remained reluctant to ramp-up major capital spending programs due to lingering memories of the Great Recession of 2007–2009; this was despite pent-up demand for infrastructure investment.

    During the fiscal year, the primary driver of Fund performance relative to its style-specific index was our security selection in higher-coupon (5.00%-5.50%) municipal bonds. The Fund’s overweight allocation in intermediate-maturity bonds contributed to its relative performance. Conversely, the Fund’s allocation in short-maturity municipal bonds (0-1 years) slightly detracted from its relative performance. Allocations to higher-quality investment-grade bonds contributed to the Fund’s relative performance. At the sector level, hospitals, the Fund’s largest sector and largest overweight position relative to its style-specific benchmark, along with holdings in the local government obligation sector, contributed to its relative performance. At the state level, holdings in Texas, California and Ohio contributed to the Fund’s relative performance, while Alabama holdings slightly detracted.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tend to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and

4                Invesco Limited Term Municipal Income Fund

geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Limited Term Municipal Income Fund and for sharing our long-term investment horizon.

1  Source: Morningstar

2  Source: The Bond Buyer

3  Source: US Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

William Black Chartered Financial Analyst, Portfolio Manager, became manager of Invesco Limited Term Municipal
Income Fund on March 6, 2015, after the close of the fiscal year. He joined Invesco in 2010. Mr. Black earned a BS in engineering and public policy from Washington University in St. Louis and an MBA from Kellogg School of Management, Northwestern University.

Thomas Byron Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010.
Mr. Byron earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Mark Paris Portfolio Manager, became manager of Invesco Limited Term Municipal Income Fund on March 6, 2015, after the close of the fiscal year. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College, The City University of New York.

James Phillips Portfolio Manager, became manager of Invesco Limited Term Municipal Income Fund on March 6, 2015, after the close of the fiscal year. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College and an MBA in finance from University at Albany, The State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund.
He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio Manager, became manager of Invesco Limited Term Municipal Income Fund on March 6, 2015, after the close of the fiscal year. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

Robert Wimmel Portfolio Manager, is manager of Invesco Limited Term Municipal Income Fund. He joined Invesco in 2010.
Mr. Wimmel earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5                Invesco Limited Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.

    The Fund has elected to use the S&P Municipal Bond Index, the S&P Municipal Bond Investment Grade Short Intermediate Index and the Lipper Short-Intermediate Municipal Debt Classification Average as its broad market, style-specific and peer group benchmarks, respectively, rather than the Barclays Municipal Bond Index, the Bank of America Merrill Lynch 3–7 Year Municipal Index and the Lipper Intermediate Municipal Debt Funds Index because the S&P Municipal Bond Index, the S&P Municipal Bond Investment Grade Short Intermediate Index and the Lipper Short-Intermediate Municipal Debt Classification Average more closely reflect the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes. The S&P Municipal Bond Investment Grade Short Intermediate Index is not shown on the chart as the index did not incept until November 30, 2011.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Limited Term Municipal Income Fund

Average Annual Total Returns
As of 2/28/15, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	3.49%
10 Years	3.68
5 Years	3.29
1 Year	0.46
Class A2 Shares
Inception (5/11/87)	5.16%
10 Years	4.11
5 Years	3.87
1 Year	2.26
Class C Shares
10 Years	3.16%
5 Years	3.02
1 Year	1.30
Class Y Shares
10 Years	4.19%
5 Years	4.06
1 Year	3.32
Class R5 Shares
Inception (7/30/04)	4.12%
10 Years	4.20
5 Years	4.08
1 Year	3.34

Class C shares incepted on June 28, 2013. Performance shown prior to that date is that of Class A2 shares, restated to reflect the higher 12b-1 fees applicable to Class C shares. Class A2 share performance reflects any applicable fee waivers or expense reimbursements.

    Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A2 shares and includes the 12b-1 fees applicable to Class A2 shares. Class A2 share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 12/31/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/31/02)	3.49%
10 Years	3.57
5 Years	3.49
1 Year	1.81
Class A2 Shares
Inception (5/11/87)	5.16%
10 Years	4.00
5 Years	4.07
1 Year	3.56
Class C Shares
10 Years	3.07%
5 Years	3.23
1 Year	2.61
Class Y Shares
10 Years	4.09%
5 Years	4.27
1 Year	4.56
Class R5 Shares
Inception (7/30/04)	4.13%
10 Years	4.09
5 Years	4.27
1 Year	4.68

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class A2, Class C, Class Y and Class R5 shares was 0.62%, 0.37%, 1.38%, 0.37% and 0.36%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1.00% sales charge. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7                Invesco Limited Term Municipal Income Fund

Invesco Limited Term Municipal Income Fund’s investment objective is federal tax-exempt current income.

■	Unless otherwise stated, information presented in this report is as of February 28, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	As of close of business October 30, 2002, Class A2 shares were closed to new investors.
■	Class Y shares are available only to certain investors. Please see the prospectus for more information.
■	Class R5 shares are primarily intended for employer sponsored retirement and benefit plans that meet certain standards and for institutional investors. Please see the prospectus for more information.

Principal in the Fund risks of investing

■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.
■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Intermediate dollar-weighted average life risk. Market prices of municipal securities with intermediate lives generally fluctuate more in response to changes in interest rates than do market prices of municipal securities with shorter lives but generally fluctuate less than market prices of municipal securities with longer lives.
■	Inverse floating rate obligations risk. Inverse floating rate obligations, including tender option bonds, may be subject to greater price volatility than a fixed income security with similar qualities. When short-term interest rates rise, they may decrease in value and produce less or no income. Additionally, these securities may lose principal. Similar to derivatives, inverse floating rate obligations have the following risks: counterparty, leverage, correlation, liquidity, market, interest rate, and management risks.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

8                Invesco Limited Term Municipal Income Fund

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Medium- and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.
■	Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administra-

tive regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
■	When-issued and delayed delivery risk. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The S&P Municipal Bond Investment Grade Short Intermediate Index consists of bonds in the S&P Municipal Bond Index that are rated at least BBB- by Standard & Poor’s, Baa3 by Moody’s or BBB- by Fitch Ratings. All bonds must also have a minimum maturity of one year and a maximum maturity of up to, but not including, eight years, as measured from the rebalancing date.
■	The Bank of America Merrill Lynch 3–7 Year Municipal Index is an unmanaged index comprising bonds with outstanding par of at least $25 million and maturities of three to seven years.
■	The Lipper Short-Intermediate Municipal Debt Classification Average represents an average of all funds in the Lipper Short-Intermediate Municipal Debt Classification Average.
■	The Lipper Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of intermediate municipal debt funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                Invesco Limited Term Municipal Income Fund

Schedule of Investments

February 28, 2015

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–95.62%
Alabama–2.21%
Alabama (State of) 21st Century Authority; Series 2012 A, Tobacco Settlement RB	5.00%	06/01/19	$1,750	$2,000,565
Alabama (State of) Public School & College Authority;
Series 2009 A, Ref. Capital Improvement RB	5.00%	05/01/15	1,000	1,008,740
Series 2009 A, Ref. Capital Improvement RB	5.00%	05/01/18	1,000	1,128,050
Birmingham (City of) Airport Authority;
Series 2003 A, Ref. RB (INS–AGM)(a)	4.00%	07/01/15	1,930	1,950,111
Series 2003 A, Ref. RB (INS–AGM)(a)	4.00%	07/01/16	2,335	2,420,625
Series 2003 A, Ref. RB (INS–AGM)(a)	4.00%	07/01/17	2,465	2,602,892
Series 2003 A, Ref. RB (INS–AGM)(a)	4.00%	07/01/18	1,985	2,119,424
Series 2003 A, Ref. RB (INS–AGM)(a)	4.00%	07/01/19	1,410	1,529,201
Series 2003 A, Ref. RB (INS–AGM)(a)	4.50%	07/01/20	1,375	1,514,026
Birmingham (City of) Special Care Facilities Financing Authority (Ascension Health Senior Credit Group); Series 2006 C-1, RB(b)	4.10%	11/03/16	2,000	2,118,180
Chatom (Town of) Industrial Development Board (PowerSouth Energy Cooperative);
Series 2010 A, Ref. Gulf Opportunity Zone RB (INS–AGC)(a)	4.25%	08/01/18	3,540	3,906,071
Series 2010 A, Ref. Gulf Opportunity Zone RB (INS–AGC)(a)	4.25%	08/01/19	3,535	3,968,426
Huntsville (City of) Health Care Authority;
Series 2010 A, RB	4.50%	06/01/15	1,970	1,989,424
Series 2010 A, RB	5.00%	06/01/18	2,740	3,033,865
Mobile (City of) Industrial Development Board (Alabama Power Co.–Barry Plant); Series 2007 C, PCR(b)	5.00%	03/19/15	2,150	2,155,741
				33,445,341

Alaska–0.55%
Alaska (State of) Industrial Development & Export Authority (Greater Fairbanks Community Hospital Foundation);
Series 2004 A, RB (INS–AGM)(a)	5.13%	04/01/19	1,000	1,147,510
Series 2009 C, Ref. RB	4.25%	04/01/15	1,025	1,028,875
Alaska (State of) Industrial Development & Export Authority; Series 2010 A, Ref. Revolving Fund RB	5.25%	04/01/21	765	905,806
Alaska (State of) International Airports System; Series 2006 B, Ref. RB (INS–NATL)(a)	5.00%	10/01/27	1,135	1,212,418
North Slope (Borough of); Series 2008 A, Unlimited Tax GO Bonds	5.50%	06/30/19	1,000	1,183,710
Southeast Alaska Power Agency; Series 2009, Ref. Electric RB (INS–AGC)(a)	5.13%	06/01/24	650	737,425
Valdez (City of) (BP Pipelines); Series 2003 B, Ref. Marine Terminal RB	5.00%	01/01/21	1,800	2,085,642
				8,301,386

Arizona–1.49%
Amphitheater Unified School District No. 10; Series 2009 B, School Improvement Unlimited Tax GO Bonds (INS–AGC)(a)	4.00%	07/01/18	1,250	1,360,950
Arizona (State of);
Series 2010 A, COP (INS–AGM)(a)	5.00%	10/01/15	2,000	2,057,300
Series 2010 A, COP (INS–AGM)(a)	5.00%	10/01/16	3,000	3,217,350
Series 2010 A, COP (INS–AGM)(a)	5.00%	10/01/18	2,000	2,271,460
Series 2010 A, COP (INS–AGM)(a)	5.00%	10/01/19	1,000	1,161,560
Series 2010 B, COP (INS–AGM)(a)	5.00%	10/01/21	2,000	2,303,340
Series 2010 B, COP (INS–AGM)(a)	5.00%	10/01/22	2,000	2,306,760
Series 2010 B, COP (INS–AGM)(a)	5.00%	10/01/23	2,000	2,300,460
Glendale (City of) Industrial Development Authority (Midwestern University); Series 2007, Ref. RB	5.25%	05/15/19	1,200	1,368,444
Kingman Unified School District No. 20; Series 2009 C, School Improvement Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	07/01/23	1,500	1,724,355
Pima (County of); Series 2010, COP	3.50%	06/01/15	1,200	1,210,452
Yuma (City of) Industrial Development Authority (Regional Medical Center); Series 2014 A, Hospital RB	5.00%	08/01/19	500	569,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Yuma Municipal Property Corp.; Series 2007 D, Municipal Facilities RB (INS–SGI)(a)	5.00%	07/01/24	$750	$809,017
				22,661,333

California–7.47%
Albany Unified School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	08/01/25	1,520	1,748,532
Association of Bay Area Governments Finance Authority for Non-profit Corps. (Casa de las Campanas, Inc.); Series 2010, RB (INS–Cal-Mortgage)(a)	4.00%	09/01/15	345	350,682
Bay Area Toll Authority; Series 2014 G, Toll Bridge Floating Rate RB(b)(c)	0.62%	04/01/20	9,000	9,000,000
California (State of) Department of Water Resources; Series 2014 AT, Water System Floating Rate RB(b)(c)	0.32%	12/01/17	9,000	9,000,450
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2011, Ref. RB	5.00%	08/15/15	1,000	1,023,140
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2009 D, Ref. RB(b)	5.00%	10/18/16	6,000	6,442,920
California (State of) Health Facilities Financing Authority (The Episcopal Home);
Series 2010 B, RB(d)	5.10%	02/01/19	505	556,268
Series 2010 B, RB(b)(d)	5.50%	02/01/20	1,250	1,512,750
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2013 B-3, TEMPS-40SM RB	2.10%	10/01/19	2,250	2,251,080
California (State of) Statewide Communities Development Authority (Enloe Medical Center);
Series 2008 A, RB (INS–Cal-Mortgage)(a)	5.00%	08/15/17	385	424,024
Series 2008 A, RB (INS–Cal-Mortgage)(a)	5.25%	08/15/19	325	372,918
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2007 B, RB(b)(d)	5.05%	10/01/18	1,500	1,722,825
California (State of) Statewide Communities Development Authority (Kaiser Permanente); Series 2012, Floating Rate RB(b)(c)	0.97%	05/01/17	6,000	6,062,100
California (State of);
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/20	1,900	2,222,715
Series 2011, Ref. Unlimited Tax GO Bonds	5.00%	09/01/17	2,000	2,219,500
Series 2012 A, Ref. Floating Rate Unlimited Tax GO Bonds(b)(c)	0.70%	05/01/15	3,000	3,001,980
Series 2012 B, Ref. Floating Rate Unlimited Tax GO Bonds(c)	1.02%	05/01/19	4,000	4,073,040
Chula Vista (City of) (San Diego Gas & Electric Co.); Series 2006 A, Ref. IDR	1.65%	07/01/18	3,000	3,015,360
Corona-Norco Unified School District (Election of 2006); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(e)	0.00%	08/01/21	1,500	1,301,895
Hayward Unified School District (Election of 2008);
Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(e)	0.00%	08/01/17	1,000	964,210
Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(e)	0.00%	08/01/20	1,000	890,650
Inland Valley Development Agency; Series 2011 C, Tax Allocation RB(b)(d)	4.50%	03/01/16	2,500	2,609,025
Irvine (City of) (Reassessment District No. 13-1);
Series 2013, Limited Obligation Special Assessment RB	4.00%	09/02/17	575	614,686
Series 2013, Limited Obligation Special Assessment RB	4.00%	09/02/18	450	491,481
Lake Tahoe Unified School District (Election of 2008); Series 2009, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	08/01/24	1,000	1,152,470
Los Angeles (City of) Department of Airports (Los Angeles International Airport); Series 2008 C, Sub. RB(b)(d)	5.00%	05/15/18	1,000	1,131,500
Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/21	2,000	2,433,000
Monterey (County of) (2009 Refinancing);
Series 2009, COP (INS–AGM)(a)	5.00%	08/01/16	1,000	1,064,730
Series 2009, COP (INS–AGM)(a)	5.00%	08/01/19	2,360	2,728,420
New Haven Unified School District; Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	08/01/20	2,530	2,947,905
Northern California Power Agency;
Series 2010 A, Ref. Capital Facilities RB	4.00%	08/01/16	1,000	1,049,410
Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/20	1,000	1,154,490
Series 2010 A, Ref. Capital Facilities RB	5.00%	08/01/21	1,000	1,139,230
Rowland Unified School District (Election of 2006); Series 2009 B, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/23	1,300	1,026,857

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Sacramento (County of);
Series 2009 B, Sr. Airport System RB	5.00%	07/01/18	$1,000	$1,121,740
Series 2009 D, Sub. & Passenger Facility Charge Grant Airport System RB (INS–AGC)(a)	5.13%	07/01/25	1,500	1,691,685
Series 2010, Ref. COP	5.00%	02/01/16	4,665	4,850,807
Series 2010, Ref. COP	5.00%	02/01/17	4,000	4,268,360
Series 2010, Ref. COP	5.25%	02/01/18	3,000	3,324,930
Series 2010, Ref. COP	5.25%	02/01/19	1,500	1,681,815
Series 2010, Sr. Airport System RB	5.00%	07/01/23	500	576,900
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2009 E, Second Series RB	5.50%	05/01/26	2,000	2,348,600
San Pablo (City of) Successor Agency to the Redevelopment Agency; Series 2014 A, Ref. Tax Allocation RB (INS–AGM)(a)	4.00%	06/15/18	450	493,119
Santa Ana (City of) (Local Street Improvement); Series 2007, Gas Tax Revenue COP (INS–NATL)(a)	4.38%	01/01/24	1,000	1,063,330
Torrance Unified School District (Election of 2008-Measure Z);
Series 2009 B-1, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/22	1,900	1,605,348
Series 2009 B-1, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/23	2,000	1,618,340
Twin Rivers Unified School District (School Facility Bridge Funding Program); Series 2007, COP (INS–AGM)(a)(b)	3.20%	06/01/20	4,355	4,360,313
Vernon (City of);
Series 2009 A, Electric System RB	5.13%	08/01/21	3,000	3,392,730
Series 2009 A, Electric System RB	5.50%	08/01/15	625	638,625
West Contra Costa Unified School District (Election of 2005); Series 2008 B, Unlimited Tax GO Bonds	6.00%	08/01/27	1,000	1,347,780
West Sacramento (City of) Area Flood Control Agency; Series 2008, Special Assessment RB	5.13%	09/01/23	1,075	1,115,828
				113,200,493

Colorado–0.93%
Aurora (City of) (The Children’s Hospital Association); Series 2004 D, Hospital RB (INS–AGM)(a)	5.00%	12/01/20	1,000	1,116,220
Colorado (State of) Educational & Cultural Facilities Authority (The Classical Academy); Series 2008 A, Charter School RB(b)(d)	6.75%	12/01/18	705	826,168
Colorado (State of) Health Facilities Authority (North Colorado Medical Center, Inc.);
Series 2003 A, Hospital RB (INS–AGM)(a)	5.00%	05/15/15	1,000	1,010,590
Series 2003 A, Hospital RB (INS–AGM)(a)	5.25%	05/15/26	1,000	1,105,060
Colorado (State of) Health Facilities Authority (Sisters of Charity of Leavenworth Health System); Series 2010 B, RB	5.00%	01/01/19	2,795	3,195,104
Colorado School of Mines Board of Trustees; Series 2009, Ref. & Improvement Enterprise RB (CEP–Colorado Higher Education Intercept Program)(b)(d)	5.00%	12/01/18	160	183,787
Denver School District No. 1; Series 2009 A, Unlimited Tax GO Bonds(b)(d)	5.00%	06/01/19	1,000	1,164,850
Glenwood Springs (City of); Series 2010, Ref. Sales & Use Tax RB	3.00%	10/01/15	1,000	1,015,780
Public Authority for Colorado Energy;
Series 2008, Natural Gas Purchase RB	6.13%	11/15/23	1,525	1,901,462
Series 2008, Natural Gas Purchase RB	6.25%	11/15/28	2,000	2,567,120
				14,086,141

Connecticut–2.18%
Connecticut (State of) (Transportation Infrastructure); Series 2009 A, Special Tax Obligation RB	5.00%	12/01/16	2,000	2,162,120
Connecticut (State of) Health & Educational Facility Authority (Sacred Heart University); Series 2012 H, Ref. RB (INS–AGM)(a)	4.00%	07/01/22	2,590	2,893,418
Connecticut (State of) Health & Educational Facility Authority (Yale New Haven Health); Series 2014 B, Floating Rate RB(b)(c)	0.67%	07/01/19	9,000	9,044,550
Connecticut (State of);
Series 2013 A, Floating Rate Unlimited Tax GO Bonds(c)	0.57%	03/01/19	2,000	2,007,800
Series 2014 C, Ref. Unlimited Tax GO Bonds	5.00%	06/15/18	7,000	7,893,480
Series 2014 C, Ref. Unlimited Tax GO Bonds	5.00%	12/15/18	7,000	8,006,460
New Haven (City of) Solid Waste & Recycling Authority; Series 2008, RB	5.13%	06/01/23	1,000	1,097,960
				33,105,788

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Delaware–0.18%
Delaware (State of) Health Facilities Authority (Bayhealth Medical Center);
Series 2009 A, RB	4.05%	07/01/22	$1,000	$1,062,790
Series 2009 A, RB	5.00%	07/01/18	1,540	1,708,491
				2,771,281

District of Columbia–0.67%
District of Columbia (Center for Strategic & International Studies, Inc.); Series 2011, RB	4.75%	03/01/17	1,390	1,433,549
District of Columbia (Georgetown University);
Series 2001 C, University RB(b)	5.25%	04/01/23	2,000	2,253,860
Series 2009 A, Ref. University RB	5.00%	04/01/15	2,000	2,009,160
Series 2011, University RB(b)	5.00%	04/01/21	2,055	2,409,343
District of Columbia; Series 2011 E, Ref. Income Tax Sec. Floating Rate RB(c)	0.62%	12/01/15	2,000	2,004,080
				10,109,992

Florida–4.02%
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/20	1,000	1,169,500
Citizens Property Insurance Corp. (High Risk Account);
Series 2009 A-1, Sr. Sec. RB (INS–AGC)(a)	5.00%	06/01/16	2,000	2,117,440
Series 2010 A-1, Sr. Sec. RB (INS–AGM)(a)	5.00%	06/01/17	2,000	2,189,560
Citizens Property Insurance Corp.; Series 2012 A-1, Sr. Sec. RB	5.00%	06/01/22	8,000	9,548,800
Escambia (County of) (Gulf Power Co.); Series 1997, Ref. PCR(b)	2.10%	04/11/19	2,000	2,033,400
Florida (State of) Board of Education;
Series 2009 A, Lottery RB	5.00%	07/01/23	2,000	2,268,040
Series 2009 A, Lottery RB	5.25%	07/01/24	1,715	1,958,856
Florida (State of) Department of Education; Series 2006 A, Community College Capital Improvement RB (INS–NATL)(a)	5.00%	07/01/18	1,335	1,433,082
Florida (State of) Municipal Power Agency (St. Lucie);
Series 2011 A, RB	4.00%	10/01/16	500	527,055
Series 2011 A, RB	4.00%	04/01/17	500	533,705
Florida Hurricane Catastrophe Fund Finance Corp.; Series 2010 A, RB(d)	5.00%	07/01/15	5,250	5,338,305
Gulf Breeze (City of) (2010 A Loan Program–Loans to City of Pensacola);
Series 2010 A, Capital Funding RB (INS–AGM)(a)	5.00%	10/01/15	1,590	1,634,822
Series 2010 A, Capital Funding RB (INS–AGM)(a)	5.00%	10/01/16	1,495	1,597,976
Gulf Breeze (City of) (Local Government Loan Program); Series 1985 J, RB(f)	4.50%	12/01/20	3,050	3,518,205
Highlands (County of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2005 I, Hospital RB	4.50%	11/15/15	2,000	2,062,000
Series 2005 I, Hospital RB	5.00%	11/15/16	2,000	2,153,820
Kissimmee (City of) Utility Authority;
Series 2003, Ref. Electric System RB (INS–AGM)(a)	5.00%	10/01/17	1,900	2,095,681
Series 2003, Ref. Electric System RB (INS–AGM)(a)	5.25%	10/01/15	1,500	1,543,185
Series 2003, Ref. Electric System RB (INS–AGM)(a)	5.25%	10/01/16	1,500	1,608,375
Miami (City of) (Homeland Defense); Series 2007, Ref. Limited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/16	1,000	1,036,560
Miami (City of);
Series 1998, Ref. Parking System RB (INS–NATL)(a)	5.25%	10/01/15	450	460,760
Series 2009, Ref. Parking System RB (INS–AGC)(a)	5.00%	10/01/28	750	846,308
Miami-Dade (County of) (Double-Barreled Aviation); Series 2010, Unlimited Tax GO Bonds	5.00%	07/01/17	500	550,765
Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB (INS–AGC)(a)	5.00%	06/01/18	1,000	1,115,420
Series 2009, Public Facilities RB (INS–AGC)(a)	5.50%	06/01/29	2,455	2,824,821
Miami-Dade (County of) (Miami International Airport);
Series 2009 B, Aviation RB (INS–AGC)(a)	5.00%	10/01/26	1,000	1,136,870
Series 2009 B, Aviation RB (INS–AGC)(a)	5.00%	10/01/29	1,000	1,134,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Miami-Dade (County of);
Series 2008 C, Ref. Water & Sewer System RB (INS–BHAC)(a)	5.00%	10/01/24	$1,500	$1,684,050
Series 2008 C, Ref. Water & Sewer System RB (INS–BHAC)(a)	5.13%	10/01/25	1,525	1,715,350
Series 2008 C, Ref. Water & Sewer System RB (INS–BHAC)(a)	5.50%	10/01/20	1,500	1,702,110
Pasco (County of); Series 2009 A, Water & Sewer RB	5.00%	10/01/16	750	804,773
Port St. Lucie (City of) (Municipal Complex); Series 2008, Ref. Master Lease Project COP (INS–AGC)(a)	6.25%	09/01/27	500	565,660
				60,909,354

Georgia–5.04%
Atlanta (City of);
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	4.13%	11/01/19	970	1,095,033
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.00%	11/01/17	1,500	1,671,465
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.00%	11/01/20	1,500	1,740,540
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.00%	11/01/21	1,500	1,717,395
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.25%	11/01/27	2,000	2,483,480
Burke (County of) Development Authority (Georgia Power Co. Plant Vogtle);
Series 1994, PCR(b)	2.20%	04/02/19	4,000	4,082,760
Series 1994, PCR(b)	2.20%	04/02/19	1,000	1,020,690
Burke (County of) Development Authority (Oglethorpe Power Vogtle); Series 2013 A, PCR(b)	2.40%	04/01/20	2,000	2,039,960
DeKalb (County of) Hospital Authority (DeKalb Medical Center, Inc.); Series 2010, RAC	5.25%	09/01/20	2,440	2,793,532
Fayette (County of) Hospital Authority (Fayette Community Hospital);
Series 2009 A, RAC	4.38%	06/15/20	2,500	2,760,700
Series 2009 A, RAC	4.50%	06/15/21	2,500	2,736,875
Fulton (County of) Development Authority (Catholic Health East); Series 2010, Health System RB(d)	4.00%	11/15/16	2,460	2,611,462
Fulton (County of) Development Authority (Piedmont Healthcare, Inc.); Series 2009 A, RB	5.00%	06/15/29	2,830	3,144,724
Gainesville (City of) & Hall (County of) Development Authority (Acts Retirement-Life Community); Series 2012, Retirement Community RB	5.00%	11/15/22	2,000	2,268,480
Gainesville (City of) & Hall (County of) Hospital Authority (Northeast Georgia Health System, Inc.);
Series 2010 A, RAC	5.00%	02/15/16	1,245	1,292,385
Series 2014 B, Ref. Floating Rate RB(b)(c)	0.97%	02/18/20	7,000	7,000,000
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System);
Series 2008 A, RAC	5.00%	08/01/20	1,000	1,125,910
Series 2008 A, RAC	5.25%	08/01/23	1,000	1,115,560
Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS–AGM)(a)	5.25%	07/01/29	2,000	2,217,200
Macon-Bibb (County of) Hospital Authority (Medical Center of Central Georgia, Inc.);
Series 2009, RAC	4.00%	08/01/19	635	699,643
Series 2009, RAC	5.00%	08/01/24	1,260	1,431,851
Medical Center Hospital Authority (Columbus Regional Healthcare System, Inc.);
Series 2010, RAC (INS–AGM)(a)	3.50%	08/01/20	2,000	2,157,840
Series 2010, RAC (INS–AGM)(a)	5.00%	08/01/21	1,500	1,732,515
Metropolitan Atlanta Rapid Transit Authority; Series 2000 B, Sales Tax Floating Rate Second Indenture RB(b)(c)	0.30%	07/01/17	13,500	13,500,000
Monroe (County of) Development Authority (Georgia Power Company Plant Sherer); Series 1995, Pollution Control RB(b)	2.00%	06/13/19	3,500	3,607,765
Private Colleges & Universities Authority (Mercer University); Series 2012 A, RB	4.00%	10/01/16	1,660	1,745,324
Richmond (County of) Hospital Authority (University Health Services, Inc.); Series 2009, RAC	5.25%	01/01/29	2,500	2,790,300
South Regional Joint Development Authority (Valdosta State University Parking & Health Center);
Series 2007, RB (INS–SGI)(a)	5.00%	08/01/20	1,385	1,511,547
Series 2007, RB (INS–SGI)(a)	5.00%	08/01/21	1,490	1,653,796
Series 2007, RB (INS–SGI)(a)	5.00%	08/01/22	605	671,508
				76,420,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Guam–0.27%
Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB	5.00%	12/01/15	$1,085	$1,118,288
Guam (Territory of) Power Authority;
Series 2012 A, Ref. RB (INS–AGM)(a)	5.00%	10/01/19	1,000	1,157,690
Series 2012 A, Ref. RB (INS–AGM)(a)	5.00%	10/01/20	1,595	1,876,820
				4,152,798

Idaho–0.55%
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, Ref. RB	5.63%	12/01/19	1,000	1,171,700
Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund); Series 2009 A, Grant & RAB	5.25%	07/15/25	500	571,340
Idaho (State of) Housing & Finance Association; Series 2009 B, Class III, Single Family Mortgage RB	5.65%	07/01/26	170	178,707
Regents of the University of Idaho;
Series 2007 B, General RB (INS–AGM)(a)(b)	4.50%	04/01/18	1,760	1,915,989
Series 2011, Ref. General RB(b)	5.25%	04/01/21	3,770	4,450,184
				8,287,920

Illinois–4.95%
Bolingbrook (Village of); Series 2010 A, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/23	1,260	1,401,624
Bourbonnais (Village of) (Olivet Nazarene University); Series 2010, Industrial Project RB	5.13%	11/01/25	1,145	1,272,885
Chicago (City of) (Midway Airport);
Series 2013 B, Ref. Second Lien RB	5.00%	01/01/20	2,000	2,325,860
Series 2014 B, Ref. Second Lien RB	5.00%	01/01/19	400	455,640
Series 2014 B, Ref. Second Lien RB	5.00%	01/01/20	500	581,465
Chicago (City of) (O’Hare International Airport);
Series 2008 A, Ref. Passenger Facility Charge RB (INS–AGM)(a)	5.00%	01/01/16	1,400	1,456,294
Series 2010 C, Third Lien General Airport RB (INS–AGC)(a)	5.25%	01/01/21	1,025	1,188,846
Chicago (City of) Board of Education; Series 2013 A3, Ref. Floating Rate Unlimited Tax GO Bonds(b)(c)	0.85%	06/02/18	4,800	4,706,400
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds); Series 2008 A, Capital Grant Receipts RB (INS–AGC)(a)	5.25%	06/01/23	2,500	2,793,850
Chicago (City of); Series 2014, Second Lien Waterworks RB	5.00%	11/01/21	1,000	1,182,380
Cook (County of);
Series 2009 A, Ref. Unlimited Tax GO Bonds	5.00%	11/15/19	2,015	2,301,855
Series 2009 C, Ref. Unlimited Tax GO Bonds	5.00%	11/15/20	5,150	5,928,371
Cook County School District No. 144 (Prairie Hills);
Series 2010 A, School Limited Tax GO Bonds(d)	4.00%	12/01/16	870	924,053
Series 2010 A, School Limited Tax GO Bonds(d)	4.25%	12/01/20	555	643,406
DeKalb County Community Unit School District No. 428;
Series 2010, School Building Unlimited Tax CAB GO Bonds(e)	0.00%	01/01/19	1,000	932,190
Series 2010, School Building Unlimited Tax CAB GO Bonds(e)	0.00%	01/01/20	1,000	897,920
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2010 D, Ref. RB	5.00%	04/01/20	1,200	1,373,760
Illinois (State of) Finance Authority (Centegra Health System); Series 2014 A, RB	5.00%	09/01/18	465	513,486
Illinois (State of) Finance Authority (Resurrection Health Care Corp.); Series 1999 A, RB (INS–AGM)(a)	5.00%	05/15/17	2,000	2,135,200
Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.);
Series 2005, RB (INS–AGM)(a)	5.25%	03/01/22	1,275	1,486,675
Series 2005, RB (INS–AGM)(a)	5.25%	03/01/23	1,500	1,738,230
Illinois (State of) Finance Authority (The University of Chicago Medical Center); Series 2009 C, RB	5.25%	08/15/29	2,015	2,019,332
Illinois (State of);
Series 2010, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/16	1,000	1,037,170
Series 2010, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/17	800	857,104
Series 2013, Unlimited Tax GO Bonds	4.00%	07/01/15	1,000	1,012,340
Series 2013, Unlimited Tax GO Bonds	5.00%	07/01/21	2,500	2,820,775
Series 2014, Unlimited Tax GO Bonds	5.00%	05/01/16	6,500	6,824,870
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/20	2,500	2,809,175
Kane & DeKalb Counties Community Unit School District No. 302 (Kaneland); Series 2008, School Building Unlimited Tax GO Bonds (INS–AGM)(a)	5.50%	02/01/28	1,500	1,569,735

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Kendall (County of) Forest Preserve District; Series 2007, Unlimited Tax GO Bonds (INS–NATL)(a)	5.25%	01/01/23	$4,000	$4,458,760
Kendall, Kane & Will Counties Community Unit School District No. 308;
Series 2007, Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	02/01/23	5,795	6,256,514
Series 2007 A, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	4.38%	10/01/21	1,020	1,106,374
Northern Illinois Municipal Power Agency (Prairie State Power); Series 2007 A, RB (INS–NATL)(a)	5.00%	01/01/19	1,000	1,110,690
Railsplitter Tobacco Settlement Authority; Series 2010, RB	5.50%	06/01/23	1,000	1,177,550
St. Clair (County of) (Alternative Revenue Source);
Series 2009, Ref. Unlimited Tax GO Bonds	5.00%	10/01/19	1,000	1,156,490
Series 2009, Ref. Unlimited Tax GO Bonds	5.00%	10/01/21	1,480	1,689,583
Will County Community Unit School District No. 365 (Valley View); Series 2011 B, Ref. Unlimited Tax GO Bonds	5.00%	11/01/17	1,060	1,171,915
Will, Grundy, Etc. Counties Community College District No. 525 (Joliet Junior College);
Series 2008, Unlimited Tax GO Bonds(b)(d)	5.75%	06/01/18	240	277,320
Series 2008, Unlimited Tax GO Bonds	5.75%	06/01/27	1,195	1,359,097
				74,955,184

Indiana–2.38%
Clark-Pleasant Middle School Building Corp.; Series 2009, First Mortgage RB	5.00%	07/15/22	1,000	1,132,200
Indiana (State of) Finance Authority (CWA Authority);
Series 2014-A, First Lien Wastewater Utility RB	5.00%	10/01/18	410	465,961
Series 2014-A, First Lien Wastewater Utility RB	5.00%	10/01/19	335	389,367
Indiana (State of) Finance Authority (Republic Services, Inc.); Series 2010 B, Economic Development RB(b)(c)	0.30%	06/01/15	4,000	4,000,000
Indiana (State of) Municipal Power Agency;
Series 2011 A, Power Supply System RB	5.00%	01/01/21	250	296,780
Series 2011 A, Power Supply System RB	5.00%	01/01/22	250	298,253
Indianapolis Local Public Improvement Bond Bank (Waterworks); Series 2009 A, RB (INS–AGC)(a)	5.25%	01/01/29	1,040	1,179,724
Monroe County Community 1996 School Building Corp.; Series 2008, First Mortgage RB (INS–AGM)(a)	5.13%	01/15/24	2,285	2,606,934
Portage (City of) Redevelopment District; Series 2008, Ref. Tax Increment Allocation RB (INS–AGC)(a)	5.00%	01/15/22	2,470	2,693,337
Rockport (City of) (Indiana Michigan Power Co.); Series 2009 A, Ref. PCR(b)	1.75%	06/01/18	2,500	2,519,650
University of Southern Indiana; Series 2009 J, Student Fee RB (INS–AGC)(a)	5.00%	10/01/23	400	454,748
Whiting (City of) (BP Products North America); Series 2008, Environmental Facilities RB(b)	1.85%	10/01/19	20,000	20,058,077
				36,095,031

Iowa–1.33%
Ames (City of) (Mary Greeley Medical Center); Series 2011, Hospital RB	5.38%	06/15/28	1,825	2,038,215
Iowa (State of) Finance Authority (Iowa Health System);
Series 2005 A, Health Facilities RB (INS–AGC)(a)	5.00%	02/15/18	1,000	1,111,430
Series 2005 A, Health Facilities RB (INS–AGC)(a)	5.00%	02/15/19	500	568,805
Iowa Student Loan Liquidity Corp.;
Series 2009 1, RB	5.00%	12/01/15	2,500	2,578,700
Series 2009 1, RB	5.00%	12/01/16	2,525	2,695,715
Series 2009 1, RB	5.25%	12/01/17	2,500	2,761,750
Series 2009 1, RB	5.25%	12/01/18	2,500	2,827,150
Series 2009 2, RB	5.40%	12/01/23	2,500	2,750,825
Series 2009 3, RB	5.00%	12/01/19	2,500	2,854,350
				20,186,940

Kansas–0.45%
Dodge City (City of); Series 2009, Sales Tax RB (INS–AGC)(a)	5.00%	06/01/21	1,000	1,149,010
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2009 C, Hospital RB	5.00%	11/15/16	1,000	1,075,830
Series 2009 D, Hospital RB	5.00%	11/15/24	1,585	1,751,267
Kansas (State of) Development Finance Authority (University of Kansas Health System); Series 2011 H, Health Facilities RB	5.00%	03/01/24	500	568,795

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–(continued)
Wyandotte (County of) & Kansas City (City of) Unified Government;
Series 2014 A, Ref. & Improvement Utility System RB	4.00%	09/01/17	$1,000	$1,079,460
Series 2014 A, Ref. & Improvement Utility System RB	5.00%	09/01/21	1,000	1,182,730
				6,807,092

Kentucky–2.91%
Christian (County of) (Jennie Stuart Medical Center, Inc.); Series 2006, Ref. Hospital RB (INS–AGC)(a)	5.25%	02/01/28	1,030	1,117,674
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); SubSeries 2008 A-1, RB (INS–AGC)(a)	5.75%	12/01/28	550	591,041
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010-A, Hospital RB	5.00%	06/01/19	2,950	3,361,466
Kentucky (State of) Municipal Power Agency (Prairie State);
Series 2010 A, Power System RB (INS–AGM)(a)	4.00%	09/01/16	800	840,056
Series 2010 A, Power System RB (INS–AGM)(a)	5.00%	09/01/21	5,860	6,758,631
Series 2010 A, Power System RB (INS–AGM)(a)	5.00%	09/01/22	4,560	5,300,544
Series 2010 A, Power System RB (INS–AGM)(a)	5.00%	09/01/23	1,000	1,159,000
Kentucky (State of) Public Transportation Infrastructure Authority (Downtown Crossing); Series 2013 A, Sub. Toll Revenue BAN	5.00%	07/01/17	5,000	5,462,250
Louisville (City of) & Jefferson (County of) Metropolitan Government (Louisville Gas & Electric Co.); Series 2005 A, PCR(b)	2.20%	08/01/19	3,000	3,075,090
Louisville (City of) & Jefferson (County of) Metropolitan Sewer District;
Series 2009 B, Sewer & Drainage System RB	5.00%	05/15/15	2,500	2,526,450
Series 2009 B, Sewer & Drainage System RB	5.00%	05/15/20	10,000	11,694,700
Paducah (City of) Electric Plant Board; Series 2009 A, RB (INS–AGC)(a)	5.00%	10/01/24	2,000	2,237,640
				44,124,542

Louisiana–3.34%
Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center); Series 1998 B, Hospital RB (INS–AGM)(a)	5.25%	01/01/28	1,000	1,145,410
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (BRCC Facilities Corp.);
Series 2011, Ref. RB (INS–AGM)(a)	3.00%	12/01/15	1,750	1,785,892
Series 2011, Ref. RB (INS–AGM)(a)	4.00%	12/01/17	1,690	1,827,853
Series 2011, Ref. RB (INS–AGM)(a)	4.00%	12/01/18	1,775	1,949,181
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Caddo/Bossier Parishes Port Commission); Series 2010, Ref. RB (INS–AGM)(a)	4.00%	04/01/18	1,600	1,736,960
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (City of Lake Charles);
Series 2009, Ref. RB (INS–AGC)(a)	4.00%	04/01/16	1,435	1,488,784
Series 2009, Ref. RB (INS–AGC)(a)	4.00%	04/01/18	1,555	1,685,636
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, Ref. RB	5.00%	04/01/18	1,000	1,116,550
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Louisiana Community & Technical College System Facilities Corp.); Series 2009 B, RB (INS–AGC)(a)	5.00%	10/01/26	1,500	1,691,910
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, Airport RB (INS–AGC)(a)	5.00%	02/01/29	1,000	1,131,930
Louisiana (State of) Offshore Terminal Authority (Loop LLC); Series 2007 B-2A, Deepwater Port RB(b)	2.13%	10/01/15	1,000	1,009,630
Louisiana (State of) Public Facilities Authority (Black & Gold Facilities); Series 2007 A, RB (INS–AGC)(a)	5.00%	07/01/22	500	542,240
Louisiana (State of) Public Facilities Authority (CHRISTUS Health);
Series 2008, Ref. RB(b)(d)	5.75%	07/01/15	90	91,740
Series 2008, Ref. RB (INS–AGC)(a)	5.75%	07/01/18	355	388,019
Series 2009, Ref. RB(d)	5.00%	07/01/15	375	380,674
Series 2009, Ref. RB	5.00%	07/01/15	625	634,456
Series 2009 A, Ref. RB	5.00%	07/01/16	1,000	1,055,830
Series 2009 A, Ref. RB	5.25%	07/01/20	1,000	1,172,530

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Louisiana–(continued)
Louisiana (State of) Public Facilities Authority (Hurricane Recovery Program); Series 2007, RB(b)(d)	5.00%	06/01/17	$1,000	$1,100,370
Louisiana Citizens Property Insurance Corp.;
Series 2006 B, Assessment RB (INS–AMBAC)(a)	5.00%	06/01/16	1,000	1,056,950
Series 2006 C-3, Assessment RB (INS–AGC)(a)	6.13%	06/01/25	1,550	1,782,360
New Orleans (City of) Aviation Board (Consolidated Rental Car);
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.00%	01/01/16	1,250	1,291,487
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.13%	01/01/17	1,730	1,846,239
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.25%	01/01/18	1,575	1,725,428
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.50%	01/01/19	1,100	1,241,317
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	5.75%	01/01/20	1,890	2,134,490
Series 2009 A, Gulf Opportunity Zone Customer Facility Charge RB	6.00%	01/01/25	1,000	1,136,150
New Orleans (City of) Aviation Board;
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(a)	5.00%	01/01/19	500	565,330
Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(a)	6.00%	01/01/23	1,025	1,194,156
New Orleans (City of);
Series 2009, Ref. Sewerage Service RB(b)(d)	6.25%	06/01/19	1,000	1,218,690
Series 2014, Ref. Sewerage Service RB	5.00%	06/01/18	500	558,135
Series 2014, Ref. Sewerage Service RB	5.00%	06/01/19	500	570,700
Series 2014, Ref. Water RB	5.00%	12/01/19	1,000	1,147,150
Plaquemines (Parish of) Law Enforcement District; Series 2009, Limited Tax GO Bonds	4.50%	09/01/17	1,350	1,440,328
Terrebonne (Parish of) Hospital Service District No. 1 (Terrebonne General Medical Center); Series 2010, Ref. RB	4.00%	04/01/20	1,000	1,087,800
Tobacco Settlement Financing Corp.;
Series 2013 A, Ref. Asset-Backed RB	5.00%	05/15/19	2,540	2,899,639
Series 2013 A, Ref. Asset-Backed RB	5.00%	05/15/22	5,000	5,854,750
				50,686,694

Maine–0.18%
Lewiston (City of) (UBS Financial Services, Inc.);
Series 2008 B, Unlimited Tax GO School Bonds (INS–AGM)(a)	5.00%	12/15/19	750	811,913
Series 2008 B, Unlimited Tax GO School Bonds (INS–AGM)(a)	5.00%	12/15/20	870	941,575
Series 2008 B, Unlimited Tax GO School Bonds (INS–AGM)(a)	5.50%	12/15/23	950	1,035,262
				2,788,750

Maryland–0.26%
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health);
Series 2008, RB	5.00%	07/01/18	1,000	1,094,030
Series 2008, RB (INS–AGC)(a)	5.00%	07/01/20	1,000	1,093,430
Maryland (State of) Health & Higher Educational Facilities Authority (The Johns Hopkins Health System Obligated Group); Series 2008 B, RB(b)	5.00%	05/15/15	715	722,794
Montgomery (County of) Housing Opportunities Commission; Series 2009 A, Single Family Mortgage RB	3.38%	07/01/16	1,000	1,037,860
				3,948,114

Massachusetts–1.03%
Massachusetts (State of) Development Finance Agency (Cape Cod Healthcare Obligated Group); Series 2004 D, RB (INS–AGC)(a)	4.00%	11/15/17	730	787,269
Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2010 A, RB(b)(d)	2.25%	09/01/16	920	944,674
Massachusetts (State of) Development Finance Agency (Lesley University); Series 2009 A, RB (INS–AGC)(a)	5.00%	07/01/23	1,095	1,239,277
Massachusetts (State of) Development Finance Agency (Partners HealthCare System); Series 2014 M, Floating Rate RB(b)(c)	0.57%	01/30/18	8,865	8,866,418
Massachusetts (State of) Development Finance Agency (Suffolk University); Series 2009 A, Ref. RB	6.00%	07/01/24	1,500	1,762,755

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Worcester (City of); Series 2009, Limited Tax GO Bonds (INS–AGC)(a)	4.00%	11/01/16	$1,860	$1,971,061
				15,571,454

Michigan–4.96%
Adrian City School District; Series 2007, Ref. Unlimited Tax GO Bonds (INS–AGM)(a)	5.50%	05/01/15	755	762,165
Battle Creek (City of);
Series 2008, Ref. Downtown Development Limited Tax GO Bonds(d)	5.00%	05/01/15	320	322,790
Series 2008, Ref. Downtown Development Limited Tax GO Bonds (INS–AMBAC)(a)	5.00%	05/01/15	790	796,747
Hastings Area School System; Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	3.25%	05/01/15	1,475	1,482,051
Michigan (State of) Building Authority (Facilities Program);
Series 2009 I, Ref. RB (INS–AGC)(a)	5.00%	10/15/23	7,150	8,248,526
Series 2009 I, Ref. RB (INS–AGC)(a)	5.25%	10/15/24	1,040	1,210,789
Series 2009 II, RB	4.00%	10/15/15	1,000	1,024,050
Series 2009 II, RB	4.00%	10/15/16	1,950	2,060,779
Series 2009 II, RB (INS–AGM)(a)	5.00%	10/15/21	1,180	1,367,278
Series 2009 II, RB (INS–AGM)(a)	5.00%	10/15/22	520	601,442
Michigan (State of) Finance Authority (Detroit School District); Series 2014 E, State Aid RN	2.85%	08/20/15	5,100	5,127,081
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014-D-1, Ref. Local Government Loan Program RB (INS–AGM)(a)	5.00%	07/01/20	3,500	4,021,010
Series 2014-D-1, Ref. Local Government Loan Program RB (INS–AGM)(a)	5.00%	07/01/21	4,000	4,631,560
Series 2014-D-1, Ref. Local Government Loan Program RB (INS–AGM)(a)	5.00%	07/01/22	10,000	11,646,000
Michigan (State of) Finance Authority;
Series 2014 H-1, Ref. RB	5.00%	10/01/18	1,135	1,276,239
Series 2014 H-1, Ref. RB	5.00%	10/01/19	850	974,049
Michigan (State of) Hospital Finance Authority (Henry Ford Health System);
Series 2009, Ref. RB	5.00%	11/15/19	1,500	1,679,655
Series 2009, Ref. RB	5.50%	11/15/18	1,000	1,121,780
Michigan (State of) Hospital Finance Authority (McLaren Health Care Corp.); Series 2008 A, Ref. RB	5.25%	05/15/18	1,100	1,236,389
Michigan (State of) Municipal Bond Authority (Local Government Loan Program);
Series 2009 A, City of Grand Rapids Downtown Development RB	5.00%	05/01/21	1,515	1,711,405
Series 2009 A, City of Grand Rapids Downtown Development RB	5.13%	05/01/23	300	341,268
Series 2009 A, City of Grand Rapids Downtown Development RB	5.25%	05/01/24	500	569,830
Series 2009 C, State Qualified School RB (CEP-Michigan School Bond Loan Fund)	5.00%	05/01/15	1,850	1,864,856
Series 2009 C, State Qualified School RB (CEP-Michigan School Bond Loan Fund)	5.00%	05/01/16	1,860	1,952,423
Michigan (State of);
Series 2009, Ref. & State Trunk Line Fund RB	5.00%	11/01/19	3,000	3,513,450
Series 2009, Ref. & State Trunk Line Fund RB	5.00%	11/01/23	1,500	1,717,275
Royal Oak (City of) Hospital Finance Authority (William Beaumont Hospital Obligated Group);
Series 2009 W, Ref. RB(d)	5.00%	08/01/15	1,000	1,020,780
Series 2009 W, Ref. RB(d)	5.25%	08/01/16	3,000	3,209,760
Series 2009 W, Ref. RB(d)	5.25%	08/01/17	2,000	2,221,740
Series 2009 W, Ref. RB(d)	5.50%	08/01/19	1,775	2,112,427
Southgate Community School District; Series 2005, Ref. Unlimited Tax GO Bonds (INS–NATL)(a)	5.00%	05/01/18	1,710	1,724,911
Wayne State University Board of Governors; Series 2009 A, Ref. General RB	5.00%	11/15/17	2,000	2,219,280
Ypsilanti School District; Series 2009, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	05/01/18	1,270	1,412,596
				75,182,381

Minnesota–1.77%
Duluth Independent School District No. 709; Series 2009 B, COP	4.00%	03/01/15	1,400	1,400,434
Minneapolis & St. Paul (Cities of) Housing & Redevelopment Authority (Children’s Health Care);
Series 1995 B, Health Care RB (INS–AGM)(a)	5.00%	08/15/19	1,400	1,613,234
Series 1995 B, Health Care RB (INS–AGM)(a)	5.00%	08/15/21	1,350	1,574,667
Series 2010 A, Health Care Facilities RB	5.00%	08/15/20	730	861,225

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Minneapolis & St. Paul (Cities of) Metropolitan Airports Commission;
Series 2007 B, Ref. Sub. RB (INS–NATL)(a)	5.00%	01/01/19	$2,930	$3,170,055
Series 2009 A, Ref. Sr. RB	4.00%	01/01/16	135	139,385
Series 2009 A, Ref. Sr. RB	5.00%	01/01/20	1,000	1,148,440
Series 2011, Ref. RB	5.00%	01/01/20	1,500	1,756,650
Series 2011, Ref. RB	5.00%	01/01/21	1,240	1,475,079
Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group);
Series 2008 C-1, Health Care Facilities RB (INS–AGC)(a)	4.00%	02/15/20	1,500	1,675,230
Series 2008 C-1, Health Care Facilities RB (INS–AGC)(a)	5.00%	02/15/16	570	593,951
Series 2008 C-1, Health Care Facilities RB (INS–AGC)(a)	5.00%	02/15/21	1,500	1,734,330
Minnesota (State of) Higher Education Facilities Authority (University of St. Thomas);
Series 2009 Seven-A, RB	4.00%	10/01/15	1,000	1,022,620
Series 2009 Seven-A, RB	4.00%	10/01/16	1,000	1,055,750
Series 2009 Seven-A, RB	4.50%	10/01/22	1,000	1,109,320
Series 2009 Six-X, RB	5.00%	04/01/24	500	543,105
Minnesota (State of) Housing Finance Agency;
Series 2009 A, Residential RB	5.20%	01/01/23	170	178,534
Series 2009 B, Residential RB	5.45%	07/01/24	170	182,396
St. Cloud (City of) (CentraCare Health System);
Series 2010 A, Health Care RB	5.00%	05/01/15	500	504,310
Series 2010 B, Health Care RB	5.00%	05/01/16	1,000	1,054,010
St. Paul (City of) Housing & Redevelopment Authority (Gillette Children’s Specialty Healthcare);
Series 2009, Health Care RB	5.00%	02/01/16	1,470	1,524,096
Series 2009, Health Care RB	5.25%	02/01/21	2,175	2,446,005
				26,762,826

Mississippi–0.35%
Alcorn State University Educational Building Corp. (Student Housing); Series 2009 A, RB	4.63%	09/01/26	1,695	1,889,535
Mississippi (State of) Development Bank (Jackson County Limited Tax Note); Series 2009, Special Obligation RB (INS–AGC)(a)	5.00%	07/01/24	1,000	1,128,190
Mississippi (State of) Development Bank (Lowndes County Industrial Development); Series 2007, Special Obligation RB(b)(d)	5.00%	07/01/17	1,160	1,277,926
Mississippi (State of) Development Bank (Mississippi Power Co.); Series 2007 A, Special Obligation RB (INS–AMBAC)(a)	5.00%	07/01/16	1,000	1,055,070
				5,350,721

Missouri–1.19%
Cass (County of); Series 2007, Hospital RB	5.00%	05/01/17	500	520,385
Kansas City (City of); Series 2010 B, Ref. Special Obligation RB	4.13%	01/01/21	2,000	2,182,680
Ladue School District;
Series 2007, Ref. & Improvement Unlimited Tax GO Bonds(f)	5.00%	03/01/25	695	753,060
Series 2007, Ref. & Improvement Unlimited Tax GO Bonds	5.00%	03/01/25	555	602,552
Missouri (State of) Health & Educational Facilities Authority (SSM Health Care);
Series 2010 B, Health Facilities RB	5.00%	06/01/19	1,000	1,141,550
Series 2010 B, Health Facilities RB	5.00%	06/01/21	4,645	5,445,380
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.); Series 2010 A, RB	5.00%	11/15/20	1,000	1,175,310
St. Charles (City of); Series 2012, COP	2.00%	05/01/15	1,885	1,890,448
St. Louis (City of) (Lambert-St. Louis International Airport); Series 2007 A, Ref. Airport RB (INS–AGM)(a)	5.00%	07/01/20	1,125	1,231,268
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, Senior Living Facilities RB	5.00%	09/01/23	1,385	1,537,627
St. Louis Municipal Finance Corp. (Convention Center Capital Improvement); Series 2008, Leasehold RB(b)(d)	5.00%	01/15/17	1,500	1,625,400
				18,105,660

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Montana–0.34%
Montana (State of) Facility Finance Authority (Master Loan Program–Glendive Medical Center, Inc.); Series 2008 A, Health Care Facilities RB (CEP–State of Montana Board of Investments)	4.63%	07/01/18	$1,010	$1,128,695
Montana (State of) Facility Finance Authority (Sisters of Charity of Leavenworth Health System);
Series 2010 B, Ref. RB	4.00%	01/01/20	1,000	1,114,890
Series 2010 B, Ref. RB	5.00%	01/01/19	2,500	2,845,725
				5,089,310

Nevada–2.10%
Clark (County of) Department of Aviation; Series 2014 B, Airport RB	5.00%	07/01/18	5,000	5,642,050
Clark (County of);
Series 2006, Bond Bank Limited Tax GO Bonds (INS–AMBAC)(a)	5.00%	11/01/21	5,235	5,644,482
Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(a)	5.00%	07/01/22	1,000	1,150,480
Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(a)	5.00%	07/01/23	4,000	4,599,280
Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(a)	5.00%	07/01/24	1,855	2,126,164
Series 2009 C, Sub. Lien Airport System RB (INS–AGM)(a)	5.00%	07/01/25	1,500	1,714,935
Sr. Series 2010 D, Airport System RB	4.00%	07/01/17	2,000	2,154,160
Humboldt (County of) (Idaho Power Co.); Series 2003, Ref. PCR	5.15%	12/01/24	4,100	4,647,104
Las Vegas (City of) Valley Water District; Series 2009 D, Ref. Limited Tax GO Bonds	5.00%	06/01/16	500	529,675
Reno (City of) (Washoe Medical Center);
Series 2004 C, Hospital RB (INS–AGM)(a)	5.00%	06/01/15	750	758,497
Series 2004 C, Hospital RB (INS–AGM)(a)	5.00%	06/01/17	1,365	1,481,189
Series 2005 A, Hospital RB (INS–AGM)(a)	5.25%	06/01/17	1,300	1,417,884
				31,865,900

New Hampshire–0.21%
Manchester (City of); Series 2009 A, Ref. General Airport RB	5.00%	01/01/17	500	532,180
New Hampshire (State of) Health & Education Facilities Authority (Concord Hospital);
Series 2011, RB	5.25%	10/01/25	525	597,623
Series 2011, RB	5.50%	10/01/26	510	585,837
New Hampshire (State of) Housing Finance Authority;
Series 2008 E, Single Family Mortgage Acquisition RB	5.05%	07/01/23	295	311,030
Series 2008 E, Single Family Mortgage Acquisition RB	5.30%	07/01/28	190	204,351
Series 2009 A, Single Family Mortgage Acquisition RB	5.13%	07/01/29	910	965,911
				3,196,932

New Jersey–3.09%
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC-Montclair State University Student Housing);
Series 2010 A, RB	5.00%	06/01/21	1,500	1,662,105
Series 2010 A, RB	5.25%	06/01/20	1,295	1,458,209
New Jersey (State of) Economic Development Authority;
Series 2004, Cigarette Tax RB(d)	5.50%	06/15/16	1,805	1,927,307
Series 2010 DD-1, Ref. School Facilities Construction RB	5.00%	12/15/16	630	674,062
Series 2010 DD-1, Ref. School Facilities Construction RB	5.00%	12/15/17	1,550	1,697,870
New Jersey (State of) Health Care Facilities Financing Authority (Meridian Health System Obligated Group); Series 2011, Ref. RB	5.00%	07/01/15	1,000	1,016,780
New Jersey (State of) Transit Corp.;
Series 2014 A, Grant Anticipation RB	5.00%	09/15/17	5,000	5,502,550
Series 2014 A, Grant Anticipation RB	5.00%	09/15/18	5,000	5,625,100
New Jersey (State of) Transportation Trust Fund Authority;
Series 2011 B, Transportation System RB	5.00%	06/15/19	1,000	1,126,860
Series 2011 B, Transportation System RB	5.00%	06/15/20	1,000	1,141,710
Series 2011 B, Transportation System RB	5.00%	06/15/21	1,000	1,136,350

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Turnpike Authority;
Series 2009 H, RB	5.00%	01/01/20	$2,000	$2,279,000
Series 2009 H, RB	5.00%	01/01/21	2,000	2,270,140
Series 2013 D, Floating Rate RB(b)(c)	0.70%	01/01/18	4,000	4,027,320
Series 2013 E, Floating Rate RB(b)(c)	0.70%	01/01/18	3,000	3,020,760
Series 2014-B-3, Floating Rate RB(b)(c)	0.69%	01/01/18	2,750	2,758,443
Newark (City of) Housing Authority (South Ward Police Facility); Series 2009 A, City-Secured Police Facility RB (INS–AGC)(a)	5.00%	12/01/21	1,130	1,284,471
Newark (City of); Series 2010 A, Ref. Qualified General Improvement Unlimited Tax GO Bonds	4.00%	10/01/16	3,710	3,896,465
Perth Amboy (City of) Board of Education;
Series 2010, Ref. COP (INS–AGC)(a)	4.00%	06/15/15	1,345	1,357,145
Series 2010, Ref. COP (INS–AGC)(a)	4.00%	12/15/15	1,395	1,428,368
South Jersey Port Corp.; Series 2009 P-2, Marine Terminal RB	4.00%	01/01/16	1,505	1,549,578
				46,840,593

New Mexico–1.10%
New Mexico (State of) Hospital Equipment Loan Council (Haverland Charter Lifestyle Group); Series 2013, First Mortgage RB	4.00%	07/01/22	4,470	4,684,068
New Mexico (State of) Municipal Energy Acquisition Authority; SubSeries 2014 B, Gas Supply Floating Rate RB(b)(c)	0.87%	08/01/19	12,000	12,056,400
				16,740,468

New York–4.82%
Amherst Development Corp. (UBF Faculty-Student Housing Corp.–Greiner & Hadley Projects at SUNY Buffalo); Series 2010 A, Student Housing Facility RB (INS–AGM)(a)	4.00%	10/01/16	1,000	1,051,980
Babylon (Town of) Industrial Development Agency (Covanta Babylon, Inc.);
Series 2009 A, Resource Recovery RB	5.00%	01/01/18	445	492,935
Series 2009 A, Resource Recovery RB	5.00%	01/01/19	365	414,155
Long Island Power Authority; Series 2014 C, Ref. Floating Rate RB(b)(c)	0.77%	11/01/18	5,000	5,000,000
Nassau (County of) Industrial Development Agency (New York Institute of Technology);
Series 2000 A, Ref. Civic Facility RB	5.25%	03/01/17	930	998,857
Series 2000 A, Ref. Civic Facility RB	5.25%	03/01/19	1,585	1,778,085
New York (City of) Transitional Finance Authority;
Series 2009 S-5, Building Aid RB	5.00%	01/15/16	2,000	2,085,900
Series 2009 S-5, Building Aid RB	5.00%	01/15/17	1,875	2,035,181
New York (City of);
Series 2014 A, Ref. Unlimited Tax GO Bonds	5.00%	08/01/20	5,365	6,326,945
Series 2014 B, Ref. Unlimited Tax GO Bonds	5.00%	08/01/20	5,945	7,010,938
Series 2014 J, Ref. Unlimited Tax GO Bonds	5.00%	08/01/19	10,000	11,596,100
SubSeries 2008 J-1, Unlimited Tax GO Bonds	5.00%	08/01/17	750	830,303
SubSeries 2008 J-4, Floating Rate Unlimited Tax GO Bonds(c)	0.57%	08/01/25	3,250	3,247,368
New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2010 A, RB	5.00%	07/01/19	500	578,925
New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University); Series 2009, RB	5.50%	07/01/22	2,925	3,427,310
New York (State of) Dormitory Authority (North Shore–Long Island Jewish Obligated Group); Series 2011 A, RB	5.00%	05/01/15	500	504,225
New York (State of) Dormitory Authority (School Districts Financing Program); Series 2008 D, RB (INS–AGC)(a)	5.75%	10/01/24	1,000	1,165,680
New York (State of) Thruway Authority; Series 2013 A, Jr. General RB	5.00%	05/01/19	5,000	5,740,700
Niagara Falls (City of) Bridge Commission; Series 1993 A, Toll Bridge System RB (INS–AGC)(a)	4.00%	10/01/19	1,100	1,194,941
Tobacco Settlement Financing Corp.;
Series 2011 A, Asset-Backed RB	3.00%	06/01/16	3,000	3,102,630
Series 2011 A, Asset-Backed RB	4.00%	06/01/17	4,000	4,306,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Triborough Bridge and Tunnel Authority;
SubSeries 2014 ABCD-3, Ref. Floating Rate RB (INS–AGM)(a)(c)	0.27%	01/01/17	$2,250	$2,248,290
SubSeries 2014 ABCD-4, Ref. Floating Rate RB (INS–AGM)(a)(c)	0.37%	01/01/18	6,500	6,505,330
Yonkers (City of);
Series 2010 A, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	11/15/20	655	767,784
Series 2010 A, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	11/15/22	500	576,515
				72,987,597

North Carolina–0.87%
Charlotte (City of) & Mecklenburg (County of) Hospital Authority (Carolinas HealthCare System);
Series 2007 A, Ref. Health Care RB	5.00%	01/15/19	1,000	1,081,160
Series 2009 A, Ref. Health Care RB	5.00%	01/15/20	3,500	4,020,695
North Carolina (State of) Eastern Municipal Power Agency; Series 2008 C, Power System RB (INS–AGC)(a)	6.00%	01/01/19	305	332,316
North Carolina (State of) Medical Care Commission (Wake Forest Baptist); Series 2012, Ref. Floating Rate Health Care Facilities RB(b)(c)	0.76%	12/01/17	4,400	4,389,308
North Carolina (State of); Series 2011, Vehicle Grant Anticipation RB(b)	4.00%	03/01/18	2,000	2,139,360
Oak Island (Town of); Series 2008 A, Enterprise System RB (INS–NATL)(a)	5.00%	06/01/20	1,065	1,164,322
				13,127,161

Ohio–6.36%
Akron (City of);
Series 2009, Ref. & Improvement Waterworks System Mortgage RB (INS–AGC)(a)	5.00%	03/01/16	2,675	2,799,708
Series 2009, Ref. & Improvement Waterworks System Mortgage RB (INS–AGC)(a)	5.00%	03/01/18	2,010	2,244,125
Allen (County of) (Catholic Healthcare Partners);
Series 2010 B, Hospital Facilities RB	5.00%	09/01/16	1,000	1,065,300
Series 2010 B, Hospital Facilities RB	5.00%	09/01/18	2,000	2,258,780
Series 2010 B, Hospital Facilities RB	5.00%	09/01/20	2,920	3,402,530
American Municipal Power, Inc. (Hydroelectric); Series 2009 C, RB	5.00%	02/15/23	2,850	3,226,029
Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/16	1,430	1,496,138
Series 2007 A-1, Sr. Asset-Backed RB	5.00%	06/01/17	1,985	2,139,453
Cleveland (City of);
Series 2006 A, Airport System RB (INS–AMBAC)(a)	5.25%	01/01/21	3,980	4,663,645
Series 2009 C, Airport System RB (INS–AGC)(a)	5.00%	01/01/18	2,000	2,203,000
Series 2009 C, Airport System RB (INS–AGC)(a)	5.00%	01/01/19	2,000	2,249,340
Series 2009 C, Airport System RB (INS–AGC)(a)	5.00%	01/01/20	4,000	4,473,280
Series 2009 C, Airport System RB (INS–AGC)(a)	5.00%	01/01/23	2,000	2,239,020
Series 2009 C, Airport System RB (INS–AGC)(a)	5.00%	01/01/27	1,000	1,107,710
Series 2011 A, Airport System RB	5.00%	01/01/17	7,605	8,155,146
Series 2011 A, Airport System RB	5.00%	01/01/22	2,315	2,650,837
Franklin (County of) (OhioHealth Corp.); Series 2011 D, Ref. Hospital Facilities RB(b)	4.00%	08/01/16	2,500	2,623,150
Hancock (County of) (Blanchard Valley Regional Health Center);
Series 2011 A, Hospital Facilities RB	4.00%	12/01/16	250	261,865
Series 2011 A, Hospital Facilities RB	5.00%	12/01/18	170	189,298
Series 2011 A, Hospital Facilities RB	5.75%	12/01/26	250	296,025
Lancaster Port Authority; Series 2014, Gas Supply Ref. Floating Rate RB(b)(c)	0.84%	08/01/19	10,000	10,051,900
Ohio (State of) (Cleveland Clinic Health System Obligated Group);
Series 2009 B-1, Hospital RB	4.75%	01/01/20	3,000	3,396,510
Series 2009 B-1, Hospital RB	4.75%	01/01/21	1,000	1,132,170
Series 2009 B-1, Hospital RB	5.00%	01/01/22	1,000	1,135,870
Series 2011 B-1, Ref. Hospital RB	5.00%	01/01/24	1,000	1,153,930
Ohio (State of) (Republic Services, Inc.); Series 2010, Ref. Solid Waste RB(b)(c)	0.30%	06/01/15	7,000	7,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.);
Series 2006 A, Ref. PCR(b)	3.75%	12/03/18	$1,500	$1,585,965
Series 2009, Ref. PCR(b)	2.25%	09/15/16	1,000	1,011,600
Series 2009, Ref. PCR(b)	3.10%	03/01/19	3,000	3,087,390
Series 2009 A, RB	5.70%	08/01/20	7,620	8,850,325
Series 2009 C, Ref. PCR	5.63%	06/01/18	3,200	3,567,040
Ohio (State of) Higher Educational Facility Commission (University Hospitals Health System, Inc.); Series 2009 C, Hospital RB(b)	4.88%	07/15/15	2,525	2,570,248
Ohio (State of); Series 2009 A II, Parks & Recreation Capital Facilities RB	5.00%	12/01/19	1,825	2,130,797
				96,418,124

Oklahoma–1.11%
Oklahoma (County of) Finance Authority (Western Heights Public Schools); Series 2009, Educational Facilities Lease RB	4.50%	09/01/19	2,000	2,238,780
Oklahoma (State of) Development Finance Authority (Oklahoma State System of Higher Education); Series 2009 A, Master Real Property Lease RB	4.00%	06/01/20	1,000	1,106,150
Oklahoma (State of) Industries Authority (Oklahoma Medical Research Foundation); Series 2008, RB	5.50%	07/01/29	1,280	1,427,047
Oklahoma (State of) Municipal Power Authority;
Series 2008 A, Power Supply System RB	5.25%	01/01/18	300	335,304
Series 2008 A, Power Supply System RB(b)(d)	5.38%	01/01/18	250	281,760
Series 2008 A, Power Supply System RB(b)(d)	5.88%	01/01/18	250	285,265
Okmulgee (City of) Municipal Authority; Series 2009 A, Utility System & Sales Tax RB	4.00%	12/01/19	2,165	2,350,995
Tulsa (City of) Airports Improvement Trust;
Series 2009 A, General RB	4.00%	06/01/15	670	675,976
Series 2009 A, General RB	5.38%	06/01/24	1,750	1,763,930
Tulsa (County of) Industrial Authority;
Series 2003 A, Capital Improvements RB	4.00%	05/15/16	5,000	5,222,850
Series 2005 A, Capital Improvements RB	4.00%	05/15/17	1,000	1,073,380
				16,761,437

Oregon–0.67%
Lane (County of); Series 2009 A, Limited Tax GO Bonds	4.00%	11/01/16	1,000	1,056,020
Oregon (State of) Department of Administrative Services; Series 2009 A, Lottery RB(b)(d)	5.00%	04/01/19	500	579,710
Oregon (State of) Facilities Authority (Legacy Health System); Series 2010 A, Ref. RB	5.00%	03/15/16	1,490	1,558,197
Oregon (State of) Facilities Authority (PeaceHealth);
Series 2009 A, Ref. RB	5.00%	11/01/15	660	681,344
Series 2009 A, Ref. RB	5.00%	11/01/16	1,880	2,020,305
Oregon (State of) Facilities Authority (Samaritan Health Services); Series 2010 A, Ref. RB	4.00%	10/01/16	1,000	1,045,450
Portland (City of); Series 2011 B, Central Eastside Urban Renewal & Redevelopment Tax Allocation RB	5.25%	06/15/29	1,000	1,125,800
Salem-Keizer School District No. 24J; Series 2009 B, Unlimited Tax CAB GO Bonds (CEP–Oregon School Bond Guaranty)(e)	0.00%	06/15/23	2,500	2,084,300
				10,151,126

Pennsylvania–5.09%
Bethel Park School District; Series 2009, Limited Tax GO Bonds	4.00%	08/01/17	800	865,584
Bethlehem (City of);
Series 2014, Gtd. Ref. Water RB	5.00%	11/15/20	1,475	1,710,735
Series 2014, Gtd. Ref. Water RB	5.00%	11/15/21	1,400	1,641,472
Delaware (County of) Authority (Villanova University); Series 2010, RB	4.00%	12/01/16	500	531,660
Montgomery (County of) Industrial Development Authority (ACTS Retirement–Life Community); Series 2012, Ref. RB	5.00%	11/15/25	1,000	1,097,810
Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	4.00%	03/01/16	250	258,438
Pennsylvania (State of) Economic Development Financing Authority (Shippingport); Series 2006 A, Exempt Facilities RB(b)	2.55%	12/03/18	2,000	2,039,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pennsylvania (State of) Economic Development Financing Authority (Waste Management); Series 2009, Solid Waste Disposal RB(b)	1.75%	12/01/15	$2,000	$2,019,920
Pennsylvania (State of) Higher Educational Facilities Authority (Carnegie Mellon University);
Series 2009, RB	4.25%	08/01/19	3,000	3,340,590
Series 2009, RB	5.00%	08/01/17	1,000	1,101,700
Series 2009, RB	5.00%	08/01/21	775	886,127
Pennsylvania (State of) Higher Educational Facilities Authority (University of Pittsburgh Medical Center); Series 2010 E, RB	5.00%	05/15/21	5,000	5,891,950
Pennsylvania (State of) Turnpike Commission;
Series 2008 C-1, Sub. RB (INS–AGC)(a)	6.00%	06/01/23	500	574,005
Series 2009 B, Sub. RB	5.00%	06/01/21	3,550	4,070,643
Series 2009 B, Sub. RB	5.25%	06/01/24	2,500	2,869,925
Series 2011 A, RB	5.00%	12/01/22	1,500	1,806,600
Series 2011 A, RB	5.00%	12/01/23	1,500	1,811,490
Series 2012 B, Floating Rate RB(c)	0.57%	12/01/16	5,000	5,013,700
Series 2013 B, Floating Rate RB(c)	1.17%	12/01/19	3,000	3,066,870
Series 2014 B-1, Ref. Floating Rate RB(c)	0.62%	12/01/18	3,000	3,006,270
Philadelphia (City of) (1975 General Ordinance); Twentieth Series 2011, Ref. Gas Works RB	4.00%	07/01/15	2,465	2,495,147
Philadelphia (City of) (1998 General Ordinance); Tenth Series 2011, Ref. Gas Works RB (INS–AGM)(a)	4.00%	07/01/17	1,000	1,070,540
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	5.50%	04/01/27	1,320	1,388,706
Philadelphia (City of);
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	4.50%	08/01/20	2,150	2,406,839
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	08/01/21	2,500	2,873,225
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	08/01/22	5,000	5,746,450
Series 2009 B, Limited Tax GO Bonds(b)(d)	6.00%	07/15/16	1,000	1,078,260
Series 2009 B, Limited Tax GO Bonds(b)(d)	6.25%	07/15/16	2,000	2,163,420
Series 2009 B, Limited Tax GO Bonds (INS–AGC)(a)	5.75%	07/15/17	1,000	1,075,340
Series 2010 A, Ref. Water & Wastewater RB (INS–AGM)(a)	5.00%	06/15/19	1,000	1,157,320
Pittsburgh Public School District;
Series 2009 A, Limited Tax GO Bonds(d)	4.00%	09/01/19	860	970,863
Series 2009 A, Limited Tax GO Bonds (INS–AGC)(a)	4.00%	09/01/19	2,245	2,482,296
Reading (City of); Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.63%	11/01/23	1,500	1,670,640
South Fork (Borough of) Municipal Authority (Conemaugh Valley Memorial Hospital); Series 2005 A, Ref. Hospital RB(b)(d)	6.00%	07/01/20	500	620,510
Spring-Ford Area School District;
Series 2012, Unlimited Tax GO Bonds	3.00%	03/01/16	685	703,399
Series 2012, Unlimited Tax GO Bonds	3.00%	03/01/17	620	649,413
St. Mary Hospital Authority (Catholic Health East);
Series 2010 A, Health System RB	4.00%	11/15/15	1,445	1,483,798
Series 2010 A, Health System RB	5.00%	11/15/18	2,645	2,995,568
West Mifflin Area School District; Series 2009, Limited Tax GO Bonds (INS–AGM)(a)	5.50%	04/01/24	500	568,940
				77,205,843

Rhode Island–0.28%
Rhode Island (State of) Student Loan Authority; Sr. Series 2009 A, Student Loan Program RB	4.75%	12/01/15	1,150	1,183,362
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group);
Series 2006 A, Ref. Hospital Financing RB (INS–AGM)(a)	5.00%	05/15/15	1,000	1,009,160
Series 2009 A, Hospital Financing RB (INS–AGC)(a)	6.13%	05/15/27	500	583,205
Rhode Island Health & Educational Building Corp. (University of Rhode Island–Auxiliary Enterprise); Series 2009 B, Higher Education Facility RB (INS–AGC)(a)	5.25%	09/15/29	1,265	1,436,420
				4,212,147

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–1.27%
Oconee (County of) (Duke Energy Carolinas); Series 1993, Ref. Pollution Control Facilities RB	3.60%	02/01/17	$1,000	$1,054,700
Piedmont Municipal Power Agency;
Series 2009 A-3, Ref. Electric RB	5.00%	01/01/16	2,225	2,312,732
Series 2009 A-4, Ref. Electric RB	5.00%	01/01/20	2,000	2,321,800
SCAGO Educational Facilities Corporation for Pickens School District;
Series 2015, Ref. RB	5.00%	12/01/15	2,000	2,072,020
Series 2015, Ref. RB	5.00%	12/01/26	2,250	2,667,577
South Carolina (State of) Education Assistance Authority; Series 2009 I, Student Loan RB	4.40%	10/01/18	620	673,258
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health);
Series 2010, Ref. Hospital RB	5.00%	02/01/16	1,140	1,186,295
Series 2010, Ref. Hospital RB	5.00%	02/01/18	1,000	1,105,880
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2009, Ref. & Improvement Hospital RB	5.00%	08/01/15	500	509,010
Series 2013 A, Ref. Hospital RB	5.00%	08/01/21	1,300	1,496,521
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health); Series 2005 A, Ref. Hospital RB (INS–AGM)(a)	4.00%	08/01/17	1,500	1,601,670
Spartanburg (City of) Sanitary Sewer District; Series 2009 B, Ref. Conv. Sewer System RB (INS–AGC)(a)	4.00%	03/01/16	1,110	1,148,828
Spartanburg Regional Health Services District, Inc.; Series 2008 D, Ref. Hospital RB (INS–AGC)(a)	5.25%	04/15/20	1,000	1,124,900
				19,275,191

South Dakota–0.56%
Rapid City (City of);
Series 2009, Water RB	5.00%	11/01/21	1,170	1,366,829
Series 2009, Water RB	5.00%	11/01/24	1,620	1,881,323
Series 2009, Water RB	5.00%	11/01/25	1,650	1,910,931
South Dakota (State of) Health & Educational Facilities Authority (Regional Health); Series 2010, RB	5.00%	09/01/21	1,000	1,159,290
South Dakota (State of) Health & Educational Facilities Authority (Sanford Health);
Series 2009, RB	5.00%	11/01/16	500	536,180
Series 2009, RB	5.00%	11/01/17	430	475,984
Series 2009, RB	5.00%	11/01/24	1,000	1,134,900
				8,465,437

Tennessee–0.62%
Chattanooga (City of) & Hamilton (County of) Hospital Authority (Erlanger Health System); Series 2004, Ref. RB (INS–AGM)(a)	4.50%	10/01/16	2,500	2,635,375
Jackson (City of) (Jackson-Madison County General Hospital); Series 2008, Ref. & Improvement Hospital RB	5.25%	04/01/23	1,000	1,105,370
Memphis (City of) & Shelby (County of) Airport Authority; Series 2011 D, Ref. RB	5.00%	07/01/22	2,165	2,531,902
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/20	860	969,444
Series 2012, Ref. & Improvement RB	5.00%	07/01/21	885	1,002,953
Shelby (County of) Health, Educational & Housing Facilities Board (Methodist Healthcare); Series 2004 B, RB (INS–AGM)(a)	5.00%	09/01/17	1,000	1,104,850
				9,349,894

Texas–10.09%
Beaumont Independent School District; Series 2009, School Building Unlimited Tax GO Bonds (INS–AGC)(a)	5.00%	02/15/24	1,500	1,609,410
Bexar (County of) Metropolitan Water District;
Series 2009, Ref. Waterworks System RB	5.00%	05/01/16	1,295	1,359,724
Series 2009, Ref. Waterworks System RB	5.00%	05/01/19	2,500	2,817,325
Series 2009, Ref. Waterworks System RB	5.00%	05/01/20	2,500	2,803,050
Series 2009, Ref. Waterworks System RB	5.00%	05/01/21	2,500	2,763,850
Series 2009, Ref. Waterworks System RB	5.00%	05/01/22	2,500	2,750,900

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, Education RB	5.00%	08/15/23	$750	$865,327
Corpus Christi Independent School District; Series 2009, School Building Unlimited Tax GO Bonds	5.00%	08/15/22	1,100	1,277,397
Dallas (County of) Utility & Reclamation District;
Series 2005 A, Ref. Unlimited Tax GO Bonds (INS–AMBAC)(a)	5.00%	02/15/19	1,200	1,294,116
Series 2005 A, Ref. Unlimited Tax GO Bonds (INS–AMBAC)(a)	5.15%	02/15/21	3,000	3,220,230
Galveston (City of); Series 2011, Ref. Wharves & Terminal RB	5.00%	02/01/21	1,000	1,129,990
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System);
Series 2013 B, Ref. Floating Rate Hospital RB(c)	0.62%	06/01/18	1,750	1,751,050
Series 2013 B, Ref. Floating Rate Hospital RB(c)	0.72%	06/01/19	2,065	2,066,797
Series 2014 B, Floating Rate Hospital RB(b)(c)	0.60%	12/01/19	10,000	10,004,000
Harris County Cultural Education Facilities Finance Corp. (St. Luke’s Episcopal Health System);
Series 2009, Ref. RB(d)	5.00%	02/15/17	1,700	1,848,835
Series 2009, Ref. RB(d)	5.00%	02/15/18	2,000	2,244,680
Series 2009, Ref. RB(d)	5.00%	02/15/19	1,000	1,155,600
Series 2009, Ref. RB(b)(d)	5.63%	02/15/19	2,500	2,949,625
Harris County Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB	5.00%	11/15/19	485	565,864
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital); Series 2009, Hospital RB	5.00%	10/01/24	1,750	2,001,142
Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center); Series 2009 A, Ref. Special Facilities RB (INS–AGC)(a)	5.00%	05/15/23	1,500	1,695,615
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area);
Series 2013 A, Ref. RB	5.00%	06/01/21	535	604,202
Series 2013 A, Ref. RB	5.00%	06/01/22	855	971,323
Harris County Industrial Development Corp. (Deer Park Refining Limited Partnership);
Series 2006, Solid Waste Disposal RB	5.00%	02/01/23	4,000	4,463,240
Series 2008, Solid Waste Disposal RB	4.70%	05/01/18	7,320	7,909,040
Houston (City of) Convention & Entertainment Facilities Department; Series 2011 A, Ref. Hotel Occupancy Tax & Special RB	5.00%	09/01/15	1,000	1,024,560
Houston (City of);
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/15	325	330,415
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/16	250	265,228
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/17	340	373,347
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/18	500	563,150
Series 2009 A, Ref. Sr. Lien Airport System RB	5.00%	07/01/19	250	280,173
Series 2012, Ref. Floating Rate First Lien Combined Utility System RB(b)(c)	0.77%	06/01/17	11,000	11,041,140
La Vernia Higher Education Finance Corp. (Knowledge is Power Program, Inc.); Series 2009 A, RB	5.75%	08/15/24	365	410,140
Lake Worth (City of); Series 2008, Combination Tax & Revenue Limited Tax GO Ctfs. (INS–AGC)(a)	5.00%	10/01/27	1,230	1,373,221
Lower Colorado River Authority;
Series 2009, RB	5.25%	05/15/29	455	512,990
Series 2009, Ref. RB(b)(d)	5.25%	05/15/19	30	35,062
Series 2009, Ref. RB(b)(d)	5.25%	05/15/19	10	11,687
Series 2009, Ref. RB(b)(d)	5.25%	05/15/19	5	5,844
Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas);
Series 2009, Ref. & Improvement RB(d)	5.50%	02/15/16	1,505	1,578,309
Series 2009, Ref. & Improvement RB(d)	5.50%	02/15/17	2,100	2,293,074
Mansfield (City of); Series 2008, Limited Tax GO Ctfs.	6.13%	02/15/26	500	570,640
New Hope Cultural Education Facilities Corp. (CHF–Collegiate Housing College Station I, LLC-Texas A&M University);
Series 2014 A, Student Housing RB (INS–AGM)(a)	4.00%	04/01/18	200	214,780
Series 2014 A, Student Housing RB (INS–AGM)(a)	4.00%	04/01/20	325	355,631
North Fort Bend Water Authority; Series 2009, Water System RB (INS–AGC)(a)	5.00%	12/15/24	2,000	2,328,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/21	$2,000	$2,286,820
Series 2008 E-3, Ref. First Tier System RB(b)(d)	5.75%	01/01/16	2,610	2,729,068
Series 2011 A, Ref. First Tier Floating Rate RB(b)(c)	0.82%	01/01/19	7,000	7,051,450
Series 2011 B, Ref. First Tier System RB	5.00%	01/01/19	500	568,745
Series 2014 C, Ref. Floating Rate First Tier RB(b)(c)	0.69%	01/01/20	5,000	5,000,000
Parker (County of); Series 2009, Road Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	02/15/26	1,000	1,135,300
Sachse (City of); Series 2009, Ref. & Improvement Limited Tax GO Bonds (INS–AGC)(a)	5.00%	02/15/24	500	565,395
Tarrant County Cultural Education Facilities Finance Corp. (Hendrick Medical Center);
Series 2009 A, Hospital RB (INS–AGC)(a)	5.00%	09/01/22	595	680,377
Series 2009 A, Hospital RB (INS–AGC)(a)	5.00%	09/01/24	1,280	1,447,014
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System); Series 2007 A, Ref. RB	5.00%	02/15/19	4,405	4,778,676
Tarrant County Health Facilities Development Corp. (Cook Children’s Medical Center);
Series 2010 A, Hospital RB	5.00%	12/01/15	525	544,267
Series 2010 A, Hospital RB	5.00%	12/01/17	1,250	1,390,212
Texas (State of) (Transportation Commission); Series 2014, Floating Rate Unlimited Tax GO Bonds(b)(c)	0.40%	10/01/18	5,000	5,000,000
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/26	5,000	6,237,050
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/19	3,500	4,007,535
Series 2012, Gas Supply RB	5.00%	12/15/21	3,900	4,564,560
Series 2012, Gas Supply RB	5.00%	12/15/22	500	585,745
Series 2012, Gas Supply RB	5.00%	12/15/23	6,050	6,976,618
Texas Woman’s University; Series 2008, Financing System RB	5.13%	07/01/26	1,500	1,646,085
Trinity River Authority (Tarrant County Water); Series 2005, Ref. & Improvement RB (INS–NATL)(a)	5.00%	02/01/24	4,240	4,325,394
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center); Series 2011, Hospital RB	5.00%	07/01/21	1,285	1,459,477
Uptown Development Authority (Infrastructure Improvement Facilities);
Series 2009, Tax Increment Allocation Contract RB	5.00%	09/01/22	900	996,093
Series 2009, Tax Increment Allocation Contract RB	5.10%	09/01/23	1,455	1,614,119
Series 2009, Tax Increment Allocation Contract RB	5.38%	09/01/25	450	506,912
West Harris County Regional Water Authority; Series 2009, Water System RB	5.00%	12/15/16	1,000	1,079,990
				152,867,045

Utah–0.33%
Intermountain Power Agency; SubSeries 2014-A, Ref. Sub. Power Supply RB	5.00%	07/01/19	2,500	2,897,475
Riverton (City of) (IHC Health Services, Inc.);
Series 2009, Hospital RB	5.00%	08/15/15	645	659,564
Series 2009, Hospital RB	5.00%	08/15/18	1,310	1,480,575
				5,037,614

Vermont–0.07%
Vermont (State of) Educational & Health Buildings Financing Agency (Fletcher Allen Health Care); Series 2004 B, Hospital RB (INS–AGM)(a)	5.00%	12/01/22	1,000	1,104,120

Virgin Islands–0.75%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note—Diageo); Series 2009 A, Sub. RB	6.75%	10/01/19	1,500	1,703,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Virgin Islands–(continued)
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Matching Fund Loan Note);
Series 2009 A-1, Ref. Sr. Lien Capital Projects RB	4.13%	10/01/18	$1,875	$2,020,594
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/15	1,000	1,023,970
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/16	1,000	1,060,310
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/17	1,000	1,088,840
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/18	1,000	1,107,930
Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/25	500	552,780
Series 2010 A, Sr. Lien RB	5.00%	10/01/15	500	511,985
Series 2010 A, Sr. Lien RB	5.00%	10/01/16	345	365,807
Series 2010 B, Sub. Lien RB	5.00%	10/01/25	750	819,832
Virgin Islands (Government of) Water & Power Authority; Series 2010 B, Electric System RB (INS–AGM)(a)	5.00%	07/01/22	1,000	1,141,510
				11,397,438

Virginia–0.45%
Chesterfield (County of) Economic Development Authority (Virginia Electric & Power Co.); Series 2009 A, Ref. PCR	5.00%	05/01/23	500	575,890
Smyth (County of) Industrial Development Authority (Mountain States Health Alliance);
Series 2010 B, Ref. Hospital RB	5.00%	07/01/15	1,095	1,109,531
Series 2010 B, Ref. Hospital RB	5.00%	07/01/16	2,090	2,187,394
Series 2010 B, Ref. Hospital RB	5.00%	07/01/18	1,255	1,371,276
Virginia (State of) Resources Authority (State Revolving Fund); Series 2008, Sub. Clean Water RB(b)(d)	5.00%	10/01/18	1,315	1,504,504
				6,748,595

Washington–2.30%
Clark (County of) Public Utility District No. 1;
Series 2009, Ref. Electric System RB	5.00%	01/01/26	500	560,945
Series 2009, Ref. Electric System RB	5.00%	01/01/28	300	336,567
Cowlitz (County of) (Cowlitz Sewer Operating Board–Wastewater Treatment); Series 2002, Ref. Special Sewer RB (INS–NATL)(a)	5.50%	11/01/19	2,500	2,799,725
Everett (City of); Series 2014, Ref. Limited Tax SIFMA Index Floating Rate GO Bonds(b)(c)	0.42%	12/01/19	8,000	8,006,800
Grant (County of) Public Utility District No. 2; Series 2014 K, Floating Rate RB(b)(c)	0.34%	12/01/17	3,000	2,995,530
Washington (State of) Economic Development Finance Authority (Waste Management, Inc.);
Series 2005 D, Solid Waste Disposal RB(g)	1.25%	11/01/17	3,000	3,029,220
Series 2008, Solid Waste Disposal RB(g)	2.13%	06/01/20	3,000	3,063,570
Washington (State of) Health Care Facilities Authority (Highline Medical Center); Series 2008, Mortgage RB(b)(d)	5.25%	08/01/18	985	1,126,958
Washington (State of) Health Care Facilities Authority (PeaceHealth); Series 2014 A, Ref. RB	5.00%	11/15/20	500	592,435
Washington (State of) Higher Education Facilities Authority (Gonzaga University);
Series 2009, Ref. RB	5.38%	04/01/20	1,050	1,189,849
Series 2010 A, Ref. RB	4.50%	04/01/16	3,095	3,209,670
Series 2010 A, Ref. RB	4.50%	04/01/17	2,725	2,900,790
Series 2010 A, Ref. RB	5.00%	04/01/15	2,955	2,966,820
Series 2010 A, Ref. RB	5.00%	04/01/19	1,810	2,031,906
				34,810,785

West Virginia–1.18%
Mason (County of) (Appalachian Power Co.); Series 2003 L, PCR(b)	1.63%	10/01/18	7,000	7,040,180
West Virginia (State of) Economic Development Authority (Appalachian Power Co.–Amos); Series 2008 C, Ref. PCR	3.25%	05/01/19	5,255	5,535,459
West Virginia (State of) Hospital Finance Authority (West Virginia University Hospitals, Inc.); Series 2003 D, Hospital Improvement RB (INS–AGM)(a)	5.38%	06/01/28	1,200	1,334,928
West Virginia (State of) University; Series 2014 C, Ref. Floating Rate RB(b)(c)	0.55%	10/01/19	4,000	4,002,920
				17,913,487

Wisconsin–0.89%
Manitowoc (City of); Series 2009, Ref. Electric Power System RB (INS–AGC)(a)	4.25%	10/01/15	1,510	1,544,654

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Aurora Health Care, Inc.); Series 2009 B, RB(b)	5.13%	08/15/16	$2,130	$2,272,007
Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health, Inc. Obligated Group);
Series 2009 C, RB	4.00%	04/01/15	2,060	2,067,601
Series 2009 C, RB	5.00%	04/01/19	750	861,278
Series 2009 C, RB	5.00%	04/01/20	750	865,485
Wisconsin (State of) Health & Educational Facilities Authority (Marquette University);
Series 2008 B-1, Ref. RB	3.50%	10/01/16	1,005	1,052,235
Series 2008 B-1, Ref. RB	3.75%	10/01/18	880	959,675
Series 2008 B-3, RB	3.75%	10/01/18	1,125	1,226,858
Series 2008 B-3, RB	4.00%	10/01/19	1,145	1,276,996
Wisconsin (State of) Health & Educational Facilities Authority (Marshfield Clinic); Series 2006 A, RB	5.00%	02/15/18	400	416,624
Wisconsin (State of) Health & Educational Facilities Authority (ThedaCare, Inc.); Series 2005, RB(b)(d)	5.00%	12/15/15	855	888,054
				13,431,467

Wyoming–0.41%
Campbell (County of) Hospital District (Campbell County Memorial Hospital);
Series 2009, RB	4.00%	12/01/15	1,285	1,319,734
Series 2009, RB	5.00%	12/01/17	1,170	1,283,993
Series 2009, RB	5.00%	12/01/18	545	612,362
Laramie (County of) (Cheyenne Regional Medical Center); Series 2012, Hospital RB	3.00%	05/01/16	485	498,357
Sweetwater (County of) (Idaho Power Co.); Series 2006, Ref. PCR	5.25%	07/15/26	1,200	1,385,028
Wyoming (State of) Municipal Power Agency; Series 2008 A, Power Supply RB	5.38%	01/01/25	1,000	1,116,390
				6,215,864
TOTAL INVESTMENTS(h)–95.62% (Cost $1,363,580,887)				1,449,231,031
OTHER ASSETS LESS LIABILITIES–4.38%				66,433,646
NET ASSETS–100.00%				$1,515,664,677

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAN	– Bond Anticipation Notes
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CEP	– Credit Enhancement Provider
Conv.	– Convertible
COP	– Certificates of Participation
Ctfs.	– Certificates

FTA	– Federal Transit Administration
GO	– General Obligation
Gtd.	– Guaranteed
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAB	– Revenue Anticipation Bonds
RAC	– Revenue Anticipation Certificates

RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2015.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Zero coupon bond issued at a discount.
(f)	Security subject to crossover refunding.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2015 was $6,092,790, which represented less than 1% of the Fund’s Net Assets.
(h)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Municipal Corp.	12.8%
Assured Guaranty Corp.	9.5

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Limited Term Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2015

Assets:
Investments, at value (Cost $1,363,580,887)	$1,449,231,031
Cash	55,654,900
Receivable for:
Investments sold	12,745,069
Fund shares sold	6,686,412
Interest	13,140,724
Investment for trustee deferred compensation and retirement plans	224,155
Other assets	71,965
Total assets	1,537,754,256

Liabilities:
Payable for:
Investments purchased	16,738,406
Fund shares reacquired	3,460,020
Dividends	1,046,046
Accrued fees to affiliates	458,374
Accrued trustees’ and officers’ fees and benefits	5,561
Accrued other operating expenses	125,376
Trustee deferred compensation and retirement plans	255,796
Total liabilities	22,089,579
Net assets applicable to shares outstanding	$1,515,664,677

Net assets consist of:
Shares of beneficial interest	$1,431,024,033
Undistributed net investment income	709,619
Undistributed net realized gain (loss)	(1,719,119)
Net unrealized appreciation	85,650,144
$1,515,664,677

Net Assets:
Class A	$942,343,605
Class A2	$91,972,209
Class C	$91,976,935
Class Y	$375,155,633
Class R5	$14,216,295

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	81,099,152
Class A2	7,911,437
Class C	7,918,600
Class Y	32,307,078
Class R5	1,223,831
Class A:
Net asset value per share	$11.62
Maximum offering price per share
(Net asset value of $11.62 ÷ 97.50%)	$11.92
Class A2:
Net asset value per share	$11.63
Maximum offering price per share
(Net asset value of $11.63 ÷ 99.00%)	$11.75
Class C:
Net asset value and offering price per share	$11.62
Class Y:
Net asset value and offering price per share	$11.61
Class R5:
Net asset value and offering price per share	$11.62

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Limited Term Municipal Income Fund

Statement of Operations

For the year ended February 28, 2015

Investment income:
Interest	$46,381,066

Expenses:
Advisory fees	3,559,136
Administrative services fees	343,051
Custodian fees	5,896
Distribution fees — Class A	2,344,851
Distribution fees — Class C	388,788
Transfer agent fees — A, A2, C and Y	990,321
Transfer agent fees — R5	5,546
Trustees’ and officers’ fees and benefits	45,265
Other	445,230
Total expenses	8,128,084
Less: Expense offset arrangement(s)	(355)
Net expenses	8,127,729
Net investment income	38,253,337

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	4,744,063
Change in net unrealized appreciation (depreciation) of investment securities	(277,481)
Net realized and unrealized gain	4,466,582
Net increase in net assets resulting from operations	$42,719,919

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Limited Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2015 and 2014

	2015	2014
Operations:
Net investment income	$38,253,337	$43,016,074
Net realized gain (loss)	4,744,063	(4,861,641)
Change in net unrealized appreciation (depreciation)	(277,481)	(40,168,622)
Net increase (decrease) in net assets resulting from operations	42,719,919	(2,014,189)

Distributions to shareholders from net investment income:
Class A	(25,885,914)	(30,718,690)
Class A2	(2,681,796)	(3,098,312)
Class C	(742,179)	(71,417)
Class Y	(9,763,944)	(7,419,825)
Class R5	(398,096)	(388,754)
Total distributions from net investment income	(39,471,929)	(41,696,998)

Share transactions–net:
Class A	(23,534,910)	(188,450,011)
Class A2	3,292,779	(27,205,683)
Class C	81,656,662	10,243,532
Class Y	94,314,152	59,490,621
Class R5	2,261,518	(2,551,347)
Net increase (decrease) in net assets resulting from share transactions	157,990,201	(148,472,888)
Net increase (decrease) in net assets	161,238,191	(192,184,075)

Net assets:
Beginning of year	1,354,426,486	1,546,610,561
End of year (includes undistributed net investment income of $709,619 and $1,928,792, respectively)	$1,515,664,677	$1,354,426,486

Notes to Financial Statements

February 28, 2015

NOTE 1—Significant Accounting Policies

Invesco Limited Term Municipal Income Fund (the “Fund”), formerly Invesco Tax-Free Intermediate Fund, is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is federal tax-exempt current income.

The Fund currently consists of five different classes of shares: Class A, Class A2, Class C, Class Y and Class R5. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

33                         Invesco Limited Term Municipal Income Fund

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

34                         Invesco Limited Term Municipal Income Fund

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.30%
Over $500 million up to and including $1 billion	0.25%
Over $1 billion	0.20%

For the year ended February 28, 2015, the effective advisory fees incurred by the Fund was 0.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class C, Class Y and Class R5 shares to 1.50%, 1.25%, 2.25%, 1.25% and 1.25%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class C, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. Of the Rule 12b-1 payment, up to 0.25% of the average daily net assets of the Class A and Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A and Class C shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2015, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2015, IDI advised the Fund that IDI retained $179,591 and $487 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively. Also, $77,513 and $4,422 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

35                         Invesco Limited Term Municipal Income Fund

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2015, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2015, the Fund engaged in securities purchases of $7,466,345.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $355.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. A Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2015 and 2014:

	2015	2014
Ordinary income — tax-exempt	$39,471,929	$41,696,998

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$952,454
Net unrealized appreciation — investments	85,650,144
Temporary book/tax differences	(242,835)
Post-October deferrals	(127,977)
Capital loss carryforward	(1,591,142)
Shares of beneficial interest	1,431,024,033
Total net assets	$1,515,664,677

36                         Invesco Limited Term Municipal Income Fund

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $4,872,040 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$176,146	$—	$176,146
February 28, 2018	195,867	—	195,867
Not subject to expiration	1,219,129	—	1,219,129
	$1,591,142	$—	$1,591,142

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2015 was $183,355,818 and $223,991,781, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$85,846,596
Aggregate unrealized (depreciation) of investment securities	(196,452)
Net unrealized appreciation of investment securities	$85,650,144

Cost of investments is the same for tax and financial reporting purposes.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on February 28, 2015, undistributed net investment income was decreased by $581 and shares of beneficial interest was increased by $581. This reclassification had no effect on the net assets of the Fund.

37                         Invesco Limited Term Municipal Income Fund

NOTE 11—Share Information

	Summary of Share Activity
	Years ended February 28,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	21,159,447	$245,843,684	22,012,732	$255,386,713
Class A2	913,420	10,611,856	294,174	3,405,945
Class C(b)	8,775,734	102,002,354	1,083,553	12,422,833
Class Y	16,448,844	190,974,105	14,436,708	166,605,811
Class R5	553,216	6,419,418	625,651	7,264,624

Issued as reinvestment of dividends:
Class A	1,573,650	18,280,083	1,842,690	21,323,100
Class A2	121,257	1,409,233	136,541	1,577,898
Class C	55,089	640,451	5,160	59,387
Class Y	439,504	5,114,519	342,844	3,959,503
Class R5	8,753	101,593	13,546	156,810

Reacquired:
Class A	(24,769,535)	(287,658,677)	(40,304,941)	(465,159,824)
Class A2	(751,452)	(8,728,310)	(2,801,353)	(32,189,526)
Class C	(1,805,796)	(20,986,143)	(195,140)	(2,238,688)
Class Y	(8,768,247)	(101,774,472)	(9,632,791)	(111,074,693)
Class R5	(366,650)	(4,259,493)	(859,152)	(9,972,781)
Net increase (decrease) in share activity	13,587,234	$157,990,201	(12,999,778)	$(148,472,888)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 28, 2013.

38                         Invesco Limited Term Municipal Income Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/15	$11.59	$0.31	$0.04	$0.35	$(0.32)	$11.62	3.06%	$942,344	0.63	%(d)	0.63	%(d)	2.67	%(d)	15%
Year ended 02/28/14	11.91	0.34	(0.33)	0.01	(0.33)	11.59	0.16	963,414	0.62		0.62		2.97		5
Year ended 02/28/13	11.81	0.35	0.13	0.48	(0.38)	11.91	4.14	1,186,009	0.60		0.60		2.96		8
Year ended 02/29/12	11.12	0.36	0.72	1.08	(0.39)	11.81	9.88	1,064,169	0.60		0.60		3.14		11
Year ended 02/28/11	11.19	0.36	(0.13)	0.23	(0.30)	11.12	2.10	1,033,795	0.60		0.60		3.20		18
Class A2
Year ended 02/28/15	11.61	0.34	0.03	0.37	(0.35)	11.63	3.23	91,972	0.38	(d)	0.38	(d)	2.92	(d)	15
Year ended 02/28/14	11.91	0.37	(0.31)	0.06	(0.36)	11.61	0.58	88,598	0.37		0.37		3.22		5
Year ended 02/28/13	11.82	0.38	0.12	0.50	(0.41)	11.91	4.31	119,129	0.35		0.35		3.21		8
Year ended 02/29/12	11.12	0.39	0.73	1.12	(0.42)	11.82	10.25	112,293	0.35		0.35		3.39		11
Year ended 02/28/11	11.20	0.39	(0.14)	0.25	(0.33)	11.12	2.26	96,998	0.35		0.35		3.45		18
Class C
Year ended 02/28/15	11.59	0.22	0.04	0.26	(0.23)	11.62	2.30	91,977	1.38	(d)	1.38	(d)	1.92	(d)	15
Year ended 02/28/14(e)	11.50	0.17	0.08	0.25	(0.16)	11.59	2.21	10,355	1.38	(f)	1.38	(f)	2.21	(f)	5
Class Y
Year ended 02/28/15	11.58	0.34	0.04	0.38	(0.35)	11.61	3.32	375,156	0.38	(d)	0.38	(d)	2.92	(d)	15
Year ended 02/28/14	11.90	0.37	(0.33)	0.04	(0.36)	11.58	0.40	280,144	0.37		0.37		3.22		5
Year ended 02/28/13	11.81	0.38	0.12	0.50	(0.41)	11.90	4.32	226,613	0.35		0.35		3.21		8
Year ended 02/29/12	11.11	0.39	0.73	1.12	(0.42)	11.81	10.26	263,693	0.35		0.35		3.39		11
Year ended 02/28/11	11.19	0.39	(0.14)	0.25	(0.33)	11.11	2.26	131,884	0.35		0.35		3.45		18
Class R5
Year ended 02/28/15	11.59	0.34	0.04	0.38	(0.35)	11.62	3.34	14,216	0.36	(d)	0.36	(d)	2.94	(d)	15
Year ended 02/28/14	11.90	0.37	(0.32)	0.05	(0.36)	11.59	0.48	11,917	0.36		0.36		3.23		5
Year ended 02/28/13	11.80	0.37	0.13	0.50	(0.40)	11.90	4.35	14,860	0.41		0.41		3.15		8
Year ended 02/29/12	11.11	0.38	0.72	1.10	(0.41)	11.80	10.11	20,598	0.40		0.40		3.34		11
Year ended 02/28/11	11.18	0.39	(0.13)	0.26	(0.33)	11.11	2.36	7,395	0.35		0.35		3.45		18

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $937,941, $89,191, $38,879, $325,397 and $13,162 for Class A, Class A2, Class C, Class Y and Class R5 shares respectively.
(e)	Commencement date of June 28, 2013 for Class C shares.
(f)	Annualized.

NOTE 13—Significant Event

Effective January 30, 2015, the Fund changed its name to Invesco Limited Term Municipal Income Fund.

39                         Invesco Limited Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Limited Term Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Limited Term Municipal Income Fund (formerly known as Invesco Tax-Free Intermediate Fund; one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 27, 2015

40                         Invesco Limited Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2014 through February 28, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/15)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/15)	Expenses Paid During Period[2]
A	$1,000.00	$1,011.00	$3.14	$1,021.67	$3.16	0.63%
A2	1,000.00	1,012.20	1.90	1,022.91	1.91	0.38
C	1,000.00	1,007.20	6.87	1,017.95	6.90	1.38
Y	1,000.00	1,011.40	1.90	1,022.91	1.91	0.38
R5	1,000.00	1,012.40	1.75	1,023.06	1.76	0.35

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2014 through February 28, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

41                         Invesco Limited Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2015:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

42                         Invesco Limited Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company),Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Vice Chair, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A

T-3                         Invesco Limited Term Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana St., Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Limited Term Municipal Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	LTMI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders February 28, 2015

Invesco

Invesco Municipal Income Fund

Nasdaq:
A: VKMMX ■ B: VMIBX ■ C: VMICX ■ Y: VMIIX ■ Investor: VMINX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
37	Financial Statements
39	Notes to Financial Statements
45	Financial Highlights
46	Auditor's Report
47	Fund Expenses
48	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Municipal Income Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■ Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time.

■ Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Municipal Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2015, Invesco Municipal Income Fund (the Fund) posted positive returns. The Fund’s Class A shares, at net asset value, outper- formed the Fund’s style-specific benchmark, the S&P Municipal Bond 5+ Year Investment Grade Index. The main driver of relative performance was the Fund’s exposure to the long end of the yield curve.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/14 to 2/28/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.20%
Class B Shares	7.33
Class C Shares	7.34
Class Y Shares	8.39
Investor Class Shares	8.31
S&P Municipal Bond Index‚ (Broad Market Index)*	6.47
S&P Municipal Bond 5+ Year Investment Grade Index‚ (Style-Specific Index)*	7.92
Barclays Municipal Bond Index‚ (Former Broad Market/Style-Specific Index)*	6.49
Lipper General Municipal Debt Funds Index■ (Peer Group Index)	7.78

Source(s): ‚FactSet Research Systems Inc.; ■Lipper Inc.

*   The Fund has elected to use the S&P Municipal Bond Index as its broad market  benchmark and the S&P Municipal Bond 5+ Year Investment Grade Index as its style- specific benchmark rather than the Barclays Municipal Bond Index because the S&P  Municipal Bond Index and the S&P Municipal Bond 5+ Year Investment Grade Index  more closely reflect the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

Over the reporting period, the ongoing US Treasury rally helped municipal bond prices recover from their 2013 lows. In addition, technical factors, including falling long-term interest rates, consistent demand from traditional and crossover buyers, and limited new issuance contributed to strong performance by the municipal market in 2014. Following record outflows from municipal bond funds in 2013, demand turned positive beginning in January 2014. Net inflows into open-end municipal bond funds totaled nearly $31 billion in 2014.1 Municipal issuance totaled $334 billion in 2014, essentially flat from 2013.2 The bulk of the issuance was refunding activity, which increased 13% due to falling interest rates.2 Meanwhile, new issuance declined 11% to

$144 billion, making 2014 the lightest new money year since 1997.2

    For the fiscal year ended February 28, 2015, municipal bonds, represented by the S&P Municipal Bond Index, returned 6.47%. Municipal bonds benefited from declining interest rates in 2014, as municipal yields declined by approximately 70 basis points (bps) and 130 bps in the 10-year and 30-year maturities, respectively.3 (A basis point is a unit that is equal to one one-hundredth of a percent.) The main drivers of lower interest rates during the reporting period were subdued inflation, geopolitical tension that contributed to a flight to higher-quality securities and a sharp decline in the price of oil during the second half of the fiscal year.

    Despite an improving US economy, which helped strengthen state and local government balance sheets, public officials remained reluctant to ramp-up major capital spending programs due to lingering memories of the Great Recession of 2007-2009; this was despite pent-up demand for infrastructure investment.

    During the fiscal year, the largest driver of Fund performance relative to its style-specific index was our security selection in municipal bonds at the longer end of the yield curve. Low inflation and expectations that the Fed will raise short-term interest rates in 2015, which we believe could likely flatten the yield curve, created strong demand in the long end of the yield curve. Allocations to short-term municipal bonds slightly detracted from relative returns.

    Security selection in non-rated bonds and an overweight allocation to lower-quality investment-grade bonds contributed to Fund performance versus its style-specific benchmark. Security selection in higher-coupon bonds (6.50%+) also contributed to the Fund’s relative performance. At the sector level, hospitals, the Fund’s largest sector and its largest overweight position relative to its style-specific benchmark, contributed to its relative performance, along with an underweight allocation to state government obligation bonds. Holdings in the prerefunded/escrow-to-maturity sector detracted from relative performance. On a state level, holdings in New York and California were the primary drivers of relative performance, while securities in Puerto Rico slightly detracted, as Puerto Rico credits were one of the weakest over the fiscal year due to a negative outlook on the commonwealth’s ability to fund services and its debt commitments from the credit rating agencies.

    During the reporting period, leverage contributed to Fund performance. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). The Fund uses leverage because we be-

Portfolio Composition
By credit sector, based on total investments

Revenue Bonds	81.7%
General Obligation Bonds	10.9
Pre-Refunded Bonds	7.2
Other	0.2

Total Net Assets	$2.3 billion

Total Number of Holdings	878

Top Five Debt Holdings

1. New York (City of) Municipal Water Finance Authority; Series 2012 FF	1.4%
2. New York (State of) Dormitory Authority (General Purpose); Series 2011 A	1.1
3. Washington (State of); Series 2010 B	1.1
4. Massachusetts (State of) Development Finance Agency
(Harvard University); Series 2009 A	1
5. Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2002 B	0.9

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4                Invesco Municipal Income Fund

lieve that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    Recently published rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act may preclude banking entities from sponsoring and/or providing services for TOB trust programs. The Fund is exploring alternative TOB structures, however, the Fund’s ability to utilize TOBs for leverage purposes may be adversely affected.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tend to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Municipal Income Fund and for sharing our long-term investment horizon.

1	Source: Morningstar
2	Source: The Bond Buyer
3	Source: US Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

William Black Chartered Financial Analyst, Portfolio Manager,became manager of Invesco Municipal Income Fund on March 6, 2015, after the close of the fiscal year. He joined Invesco in 2010. Mr. Black earned a BS in engineering and public policy from Washington University in St. Louis and an MBA from Kellogg School of Management, Northwestern University.

Thomas Byron Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010. Mr. Byron earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Mark Paris Portfolio Manager,became manager of Invesco Municipal Income Fund on March 6, 2015, after the close of the fiscal year. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College, The City University of New York.

James Phillips Portfolio Manager,became manager of Invesco Municipal Income Fund on March 6, 2015,after the close of the fiscal year. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College and an MBA in finance from University at Albany, The State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010.
Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio Manager, became manager of Invesco Municipal Income Fund on March 6, 2015, after the close of the fiscal year. He joined Invesco in 2010. Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

Robert Wimmel Portfolio Manager, is manager of Invesco Municipal Income Fund. He joined Invesco in 2010. Mr. Wimmel earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5                Invesco Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/05

1 Source: FactSet Research Systems Inc.

2 Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

The Fund has elected to use the S&P Municipal Bond Index as its broad market benchmark and the S&P Municipal Bond 5+ Year Investment Grade Index as its style-specific benchmark rather than the Barclays Municipal Bond Index because the S&P Municipal Bond Index and the S&P Municipal Bond 5+ Year Investment

Grade Index more closely reflect the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

6                         Invesco Municipal Income Fund

Average Annual Total Returns
As of 2/28/15, including maximum applicable sales charges

Class A Shares
Inception (8/1/90)	5.09%
10 Years	3.60
5 Years	4.68
1 Year	3.59

Class B Shares
Inception (8/24/92)	4.43%
10 Years	3.44
5 Years	4.45
1 Year	2.33

Class C Shares
Inception (8/13/93)	3.63%
10 Years	3.26
5 Years	4.76
1 Year	6.34

Class Y Shares
Inception (8/12/05)	4.35%
5 Years	5.85
1 Year	8.39

Investor Class Shares
10 Years	4.08%
5 Years	5.63
1 Year	8.31

Average Annual Total Returns
As of 12/31/14, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/1/90)	5.08%
10 Years	3.58
5 Years	4.88
1 Year	6.30

Class B Shares
Inception (8/24/92)	4.42%
10 Years	3.41
5 Years	4.67
1 Year	5.20

Class C Shares
Inception (8/13/93)	3.62%
10 Years	3.24
5 Years	4.97
1 Year	9.13

Class Y Shares
Inception (8/12/05)	4.33%
5 Years	6.08
1 Year	11.36

Investor Class Shares
10 Years	4.05%
5 Years	5.84
1 Year	11.19

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund, Van Kampen Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Van Kampen Municipal Income Fund (renamed Invesco Municipal Income Fund). Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Municipal Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Investor Class shares incepted on July 15, 2013. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 0.90%, 1.65%, 1.65%, 0.65% and 0.82%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco Municipal Income Fund

Invesco Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.
■	Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. All or a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-
making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its deriva-

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

tive positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■	High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high- quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.
■	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Inverse floating rate obligations risk. Inverse floating rate obligations, including tender option bonds, may be subject to greater price volatility than a fixed income security with similar qualities. When short-term interest rates rise, they may decrease in value and produce less or no income. Additionally, these securities may lose principal. Similar to derivatives, inverse floating rate obligations have the following risks: counterparty, leverage, correlation, liquidity, market, interest rate, and management risks.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among

8                Invesco Municipal Income Fund

other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■	Medium- and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.
■	Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitu-

tional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.
■	When-issued and delayed delivery risk. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■	Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-

kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■	The S&P Municipal Bond 5+ Year Investment Grade Index is composed of market value-weighted investment grade US municipal bonds that seek to measure the performance US municipals with maturities equal to or greater than five years.
■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Lipper General Municipal Debt Funds Index is composed of funds that invest primarily in municipal debt issues rated in the top four credit ratings.
■	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■	The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

9                Invesco Municipal Income Fund

Schedule of Investments

February 28, 2015

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–109.06%
Alabama–0.86%
Alabaster (City of) Board of Education;
Series 2014 A, Limited Special Tax GO Wts. (INS–AGM)(a)	5.00%	09/01/39	$2,725	$3,095,731
Series 2014 A, Limited Special Tax GO Wts. (INS–AGM)(a)	5.00%	09/01/44	2,725	3,081,512
Auburn University; Series 2011 A, General Fee RB	5.00%	06/01/36	1,000	1,131,140
Birmingham (City of) Special Care Facilities Financing Authority (Children’s Hospital); Series 2009, Health Care Facility RB (INS–AGC)(a)	6.00%	06/01/39	1,000	1,171,050
Courtland (City of) Industrial Development Board (International Paper Co.); Series 2005 A, Ref. Solid Waste Disposal RB(b)	5.20%	06/01/25	2,500	2,512,175
Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, Retirement Facility RB	5.50%	01/01/43	900	904,626
Mobile (City of) Industrial Development Board (Mobile Energy Services Co.); Series 1995, Ref. Solid Waste Disposal RB	6.95%	01/01/20	3	0
Selma (City of) Industrial Development Board; Series 2009 A, Gulf Opportunity Zone RB	6.25%	11/01/33	4,100	4,788,390
University of Alabama Board of Trustees; Series 2008 A, Hospital RB	5.75%	09/01/22	3,000	3,455,250
				20,139,874

Alaska–1.26%
Alaska (State of) Industrial Development & Export Authority (Providence Health Services);
Series 2011 A, RB	5.00%	10/01/40	1,250	1,396,950
Series 2011 A, RB	5.50%	10/01/41	3,000	3,476,730
Alaska (State of) International Airports System;
Series 2006 B, Ref. RB (INS–NATL)(a)	5.00%	10/01/24	6,525	6,986,644
Series 2006 D, Ref. RB (INS–NATL)(a)	5.00%	10/01/24	9,570	10,247,077
Alaska (State of) Municipal Bond Bank Authority; Series 2009 1, RB	5.75%	09/01/33	200	228,032
Matanuska-Susitna (Borough of) (Goose Creek Correctional Center); Series 2009, Lease RB (INS–AGC)(a)	6.00%	09/01/28	5,000	5,995,600
Southeast Alaska Power Agency; Series 2009, Ref. Electric RB (INS–AGC)(a)	5.38%	06/01/28	1,025	1,028,547
				29,359,580

Arizona–2.95%
Arizona (State of) Health Facilities Authority (Banner Health); Series 2008 D, RB (INS–BHAC)(a)	5.50%	01/01/38	5,000	5,520,900
Arizona (State of) Health Facilities Authority (Catholic Healthcare West); Series 2011 B-1, RB	5.25%	03/01/39	5,000	5,534,850
Arizona (State of);
Series 2008 A, COP (INS–AGM)(a)	5.00%	09/01/24	2,375	2,625,705
Series 2008 A, COP (INS–AGM)(a)	5.00%	09/01/26	2,420	2,666,283
Glendale (City of) Industrial Development Authority (John C. Lincoln Health Network);
Series 2005, Ref. Hospital RB(c)(d)	5.00%	12/01/15	1,655	1,715,904
Series 2005 B, Ref. Hospital RB(c)(d)	5.25%	12/01/15	3,250	3,375,775
Series 2005 B, Ref. Hospital RB(c)(d)	5.25%	12/01/15	2,250	2,337,075
Glendale (City of) Industrial Development Authority (Midwestern University);
Series 2010, RB	5.00%	05/15/35	1,000	1,110,660
Series 2010, RB	5.13%	05/15/40	2,150	2,412,816
Goodyear (City of) McDowell Road Commercial Corridor Improvement District; Series 2007, Special Assessment Improvement RB (INS–AMBAC)(a)	5.25%	01/01/32	1,665	1,779,702
Goodyear (City of); Series 2010, Sub. Lien Water & Sewer RB	5.63%	07/01/39	1,000	1,166,290
Navajo County Pollution Control Corp.; Series 2009 E, PCR(d)	5.75%	06/01/16	1,000	1,061,490
Phoenix (City of) Industrial Development Authority (Career Success Schools);
Series 2009, Education RB	7.00%	01/01/39	600	556,212
Series 2009, Education RB	7.13%	01/01/45	1,240	1,154,217

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Phoenix (City of) Industrial Development Authority (Great Hearts Academies);
Series 2012, Education RB	6.30%	07/01/42	$1,000	$1,067,950
Series 2012, Education RB	6.40%	07/01/47	400	428,896
Phoenix (City of) Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, Education Facility RB(e)	6.50%	07/01/34	1,095	1,243,482
Phoenix (City of) Industrial Development Authority (Rowan University);
Series 2012, Lease RB	5.00%	06/01/42	5,000	5,440,200
Series 2012, Lease RB	5.25%	06/01/34	3,000	3,358,380
Phoenix Civic Improvement Corp.; Series 2008 B, Sr. Lien Airport RB(b)	5.25%	07/01/19	1,000	1,123,950
Pima (County of) Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. Education Facility RB	7.00%	05/01/34	1,000	1,049,700
Pima (County of) Industrial Development Authority (Global Water Resources, LLC);
Series 2007, Water & Wastewater RB(b)	6.55%	12/01/37	1,580	1,618,141
Series 2008, Water & Wastewater RB(b)	6.38%	12/01/18	508	530,393
Pima (County of) Industrial Development Authority (Tucson Electric Power Co.); Series 2010 A, IDR	5.25%	10/01/40	1,925	2,125,508
Pinal (County of) Electric District No. 3; Series 2011, Ref. Electrical System RB	5.25%	07/01/41	2,000	2,234,860
Pinal (County of) Electric District No. 4;
Series 2008, Electrical System RB	6.00%	12/01/23	550	620,988
Series 2008, Electrical System RB	6.00%	12/01/28	740	837,007
Salt River Project Agricultural Improvement & Power District;
Series 2009 A, Electric System RB(f)	5.00%	01/01/25	3,000	3,435,540
Series 2009 A, Electric System RB(f)	5.00%	01/01/28	2,000	2,287,920
University Medical Center Corp.; Series 2009, Hospital RB(c)(d)	6.00%	07/01/19	1,250	1,442,375
Verrado Community Facilities District No. 1;
Series 2013 A, Ref. Unlimited Tax GO Bonds(e)	6.00%	07/15/27	2,000	2,321,440
Series 2013 B, Unlimited Tax GO Bonds(e)	5.70%	07/15/29	775	879,385
Series 2013 B, Unlimited Tax GO Bonds(e)	6.00%	07/15/33	710	811,558
Yavapai (County of) Industrial Development Authority (Northern Arizona Healthcare System);
Series 2011, Ref. Hospital Facility RB	5.25%	10/01/25	1,000	1,177,010
Series 2011, Ref. Hospital Facility RB	5.25%	10/01/26	500	586,420
Yuma Municipal Property Corp.; Series 2007 D, Municipal Facilities RB (INS–SGI)(a)	5.00%	07/01/24	1,000	1,078,690
				68,717,672

Arkansas–0.43%
Arkansas State University (Jonesboro Campus); Series 2009, Housing System RB (INS–AGM)(a)	5.00%	03/01/34	1,825	2,047,011
Little Rock (City of); Series 2009, Library Construction & Improvement Limited Tax GO Bonds	4.60%	03/01/24	1,495	1,676,388
Pulaski (County of) Public Facilities Board; Series 2014, Healthcare RB	5.00%	12/01/42	5,530	6,261,509
				9,984,908

California–12.09%
Alameda (County of) Joint Powers Authority (Juvenile Justice Refunding); Series 2008 A, Lease RB (INS–AGM)(a)	5.00%	12/01/25	4,535	5,040,879
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/36	735	872,136
Bay Area Governments Association (California Redevelopment Agency Pool); Series 2004, Tax Allocation RB (INS–SGI)(a)	5.25%	09/01/35	310	310,422
Beverly Hills Unified School District (Election of 2008); Series 2009, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/31	40	23,687
Big Bear Lake (City of); Series 1996, Ref. Water RB (INS–NATL)(a)	6.00%	04/01/22	2,000	2,296,200
California (State of) Department of Veterans Affairs; Series 2007 A, Home Purchase RB(b)(f)	4.95%	12/01/37	9,585	9,798,458
California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 A, RB	6.00%	07/01/39	5,000	5,823,550
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB (INS–AGM)(a)	5.25%	07/01/38	500	565,165
California (State of) Health Facilities Financing Authority (The Episcopal Home); Series 2010 B, RB(c)(d)	5.50%	02/01/20	1,000	1,210,200

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Housing Finance Agency;
Series 1983 B, Home Mortgage CAB RB (CEP–FHA)(g)	0.00%	08/01/15	$10	$9,902
Series 2008 K, Home Mortgage RB(b)	5.30%	08/01/23	1,835	1,897,629
Series 2008 K, Home Mortgage RB(b)	5.45%	08/01/28	4,000	4,095,920
California (State of) Municipal Finance Authority (Emerson College);
Series 2011, RB	5.00%	01/01/28	1,525	1,713,399
Series 2011, RB	5.75%	01/01/33	450	521,213
California (State of) Pollution Control Finance Authority;
Series 2012, Water Furnishing RB(b)(e)	5.00%	07/01/30	3,160	3,520,777
Series 2012, Water Furnishing RB(b)(e)	5.00%	07/01/37	6,955	7,606,336
California (State of) School Finance Authority (New Designs Charter School); Series 2012, Educational Facilities RB	5.50%	06/01/42	2,000	2,016,480
California (State of) Statewide Communities Development Authority (Adventist Health System/West); Series 2005 A, Health Facility RB	5.00%	03/01/30	5,000	5,010,700
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2007 A, RB	5.50%	11/01/38	1,250	1,297,838
California (State of) Statewide Communities Development Authority (Enloe Medical Center); Series 2008, RB (INS–Cal-Mortgage)(a)	5.75%	08/15/38	500	561,955
California (State of) Statewide Communities Development Authority (John Muir Health); Series 2006 A, RB	5.00%	08/15/32	7,000	7,406,490
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (CEP–FHA)	6.25%	08/01/24	1,705	2,043,988
California (State of) Statewide Communities Development Authority (Pooled Financing Program); Series 2004 A, Water & Wastewater RB (INS–AGM)(a)	5.25%	10/01/24	270	271,072
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB(e)	6.25%	11/15/19	500	556,240
Series 2009, Senior Living RB(e)	6.63%	11/15/24	2,000	2,373,140
California (State of);
Series 2002, Unlimited Tax GO Bonds	6.00%	04/01/19	3,500	4,194,890
Series 2010, Various Purpose Unlimited Tax GO Bonds	5.50%	03/01/40	250	293,610
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/41	5,000	5,648,400
Series 2012, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/36	5,000	5,700,500
Capistrano Unified School District; Series 2005, Community Facilities Special Tax RB (INS–NATL)(a)	5.00%	09/01/25	5,000	5,101,450
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(g)	0.00%	08/01/29	1,585	961,445
Corona-Norco Unified School District (Election of 2006); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/39	1,000	369,860
Earlimart School District; Series 1994 1, Unlimited Tax GO Bonds (INS–AMBAC)(a)	6.70%	08/01/21	425	488,550
El Centro (City of) Financing Authority; Series 2006 A, Wastewater RB(c)(d)	5.00%	10/01/16	2,000	2,148,060
El Segundo Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/32	5,030	2,494,478
Series 2009 A, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/33	4,185	1,986,368
Folsom (City of) Public Financing Authority; Series 2007 A, Special Tax RB (INS–AMBAC)(a)	5.00%	09/01/28	1,000	1,046,790
Golden State Tobacco Securitization Corp.;
Series 2005 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/45	1,500	1,517,340
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/27	9,205	8,966,498
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/33	12,505	10,586,358
Hacienda La Puente Unified School District Facilities Financing Authority (Unified School District GO Bond Program); Series 2007, RB (INS–AGM)(a)	5.00%	08/01/26	2,000	2,451,720
Hayward Unified School District (Election of 2008); Series 2010 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/34	1,500	685,050
Lancaster (City of) Redevelopment Agency (Combined Redevelopment Areas); Series 2009, Tax Allocation RB	6.50%	08/01/29	2,000	2,376,880
Long Beach Unified School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds	5.75%	08/01/33	5,000	5,985,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Los Angeles (City of) Department of Water & Power; Subseries 2008 A-1, Power System RB(f)	5.25%	07/01/38	$2,000	$2,245,480
Los Angeles (City of) Harbor Department; Series 2009 C, Ref. RB	5.00%	08/01/31	1,500	1,708,140
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds	5.00%	07/01/29	3,000	3,452,280
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS–AGC)(a)(g)	0.00%	08/01/35	3,260	1,353,422
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS–AGM)(a)	5.63%	10/01/34	1,500	1,724,535
Oakland (Port of);
Series 2007 A, Ref. Intermediate Lien RB (INS–NATL)(a)(b)	5.00%	11/01/29	4,000	4,365,440
Series 2012 P, Ref. Sr. Lien RB(b)	5.00%	05/01/28	2,000	2,276,820
Oceanside Unified School District; Series 2009 A, Unlimited Tax GO Bonds (INS–AGC)(a)	5.25%	08/01/33	775	863,598
Palomar Pomerado Health (Election of 2004); Series 2005 A, Unlimited Tax GO Bonds (INS–AMBAC)(a)	5.00%	08/01/26	1,080	1,100,876
Patterson Joint Unified School District (Election of 2008);
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/37	1,170	422,826
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/38	4,770	1,639,831
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/39	5,010	1,595,284
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/40	5,260	1,590,361
Series 2009 B, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/41	5,520	1,588,159
Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds (INS–AGM)(a)	5.50%	08/01/31	2,420	2,745,200
Placentia-Yorba Linda Unified School District (Election of 2008); Series 2011 D, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/35	1,500	655,845
Poway Unified School District (Community Facilities District No. 6); Series 2007, Special Tax RB (INS–AMBAC)(a)	5.00%	09/01/35	5,000	5,175,150
Redlands Unified School District (Election of 2008); Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	07/01/25	1,415	1,587,078
Redondo Beach Unified School District (Election of 2008); Series 2008 A, Unlimited Tax GO Bonds(c)(d)	5.13%	08/01/16	2,000	2,178,420
Regents of the University of California;
Series 2009 O, General RB	5.25%	05/15/39	500	572,449
Series 2009 O, General RB(f)	5.75%	05/15/23	5,570	6,682,608
Series 2009 O, General RB(f)	5.75%	05/15/25	8,205	9,812,360
Richmond (City of) Joint Powers Financing Authority (Point Potrero); Series 2009 A, Lease RB	6.25%	07/01/24	2,500	2,982,424
Riverside (City of); Series 2008 D, Electric RB (INS–AGM)(a)	5.00%	10/01/38	6,335	7,042,683
Riverside (County of) Transportation Commission; Series 2013 A, Sr. Lien Toll RB	5.75%	06/01/44	2,500	2,898,425
Sacramento (County of);
Series 2009 B, Sr. Airport System RB (INS–AGC)(a)	5.50%	07/01/34	1,500	1,689,495
Series 2010, Sr. Airport System RB	5.00%	07/01/40	4,300	4,845,111
San Bernardino Community College District (Election of 2008); Series 2008 A, Unlimited Tax GO Bonds(c)(d)	6.50%	08/01/18	525	625,091
San Buenaventura (City of) (Community Memorial Health System);
Series 2011, RB	6.25%	12/01/20	1,000	1,194,060
Series 2011, RB	6.50%	12/01/21	2,000	2,444,420
Series 2011, RB	6.50%	12/01/22	2,000	2,434,460
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds(f)	5.25%	08/01/33	7,500	8,675,775
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2011 C, Ref. Second Series RB(b)	5.00%	05/01/23	10,000	11,607,000
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2009 D, Tax Allocation RB	6.00%	08/01/24	1,000	1,149,330
San Joaquin (County of) Transportation Authority (Measure K); Series 2011 A, Limited Sales Tax RB	5.25%	03/01/31	1,500	1,754,985
San Joaquin Hills Transportation Corridor Agency; Series 2014 B, Ref. Jr. Toll Road RB	5.25%	01/15/44	5,000	5,497,300
San Jose (City of);
Series 2011 A-1, Airport RB(b)	5.25%	03/01/26	2,730	3,120,172
Series 2011 A-1, Airport RB(b)	6.25%	03/01/34	2,500	2,983,075
San Marcos (City of) Public Facilities Authority; Series 2006 A, Ref. Tax Increment Pass-Through RB (INS–AMBAC)(a)	5.00%	10/01/31	5,140	5,257,603

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, Special Tax RB	5.38%	09/01/29	$2,530	$2,915,420
South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2005 A, Special Tax RB (INS–AMBAC)(a)	5.00%	08/15/27	5,380	5,437,351
South Tahoe Joint Powers Financing Authority (South Tahoe Redevelopment Project Area No. 1); Series 2005 A, Ref. RB (INS–AMBAC)(a)	5.00%	10/01/35	2,000	2,011,260
Southern California Metropolitan Water District; Series 2005 A, RB (INS–AGM)(a)	5.00%	07/01/35	2,000	2,033,960
Southern California Public Power Authority (Mead-Adelanto); Series 1994 A, RB (INS–AMBAC)(a)(h)	9.78%	07/01/15	3,200	3,288,768
Torrance Unified School District (Election of 2008-Measure Z); Series 2009 B-1, Unlimited Tax CAB GO Bonds(g)	0.00%	08/01/26	1,250	875,150
Vernon (City of); Series 2009 A, Electric System RB	5.13%	08/01/21	3,000	3,392,730
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(g)	0.00%	08/01/27	7,865	5,061,442
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS–AGC)(a)	5.50%	09/01/34	1,000	1,141,590
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	08/01/24	3,570	2,702,633
Yuba (County of) Levee Financing Authority; Series 2008 A, RB (INS–AGC)(a)	5.00%	09/01/33	1,500	1,635,510
				281,880,508

Colorado–1.60%
Colorado (State of) Educational & Cultural Facilities Authority (Challenge to Excellence Charter School); Series 2007, Ref. Charter School RB (INS–AGC)(a)	5.00%	06/01/37	1,070	1,106,434
Colorado (State of) Health Facilities Authority (Evangelical Lutheran); Series 2004 A, RB	5.25%	06/01/34	1,000	1,003,810
Colorado (State of) Health Facilities Authority (The Evangelical Lutheran Good Samaritan Society); Series 2013, RB	5.63%	06/01/43	2,500	2,857,875
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2010, Private Activity RB	6.00%	01/15/41	2,650	3,048,083
Series 2010, Private Activity RB	6.50%	01/15/30	2,400	2,855,328
Colorado (State of) Water Resources & Power Development Authority (City of Fountain Electric, Water & Wastewater Utility Enterprise);
Series 2009 A, Water Resource RB (INS–AGC)(a)	5.13%	12/01/30	400	446,764
Series 2009 A, Water Resource RB (INS–AGC)(a)	5.25%	12/01/38	525	588,751
Colorado Springs (City of);
Series 2002, Hospital RB(c)(d)	5.25%	12/15/18	3,375	3,922,222
Series 2002, Hospital RB(c)(d)	5.25%	12/15/18	3,530	4,102,354
Series 2010 D-1, Utilities System RB	5.25%	11/15/33	1,000	1,169,120
Denver (City & County of) (Justice System);
Series 2008, Unlimited Tax GO Bonds(f)	5.00%	08/01/24	6,000	6,807,360
Series 2008, Unlimited Tax GO Bonds(f)	5.00%	08/01/25	1,500	1,700,415
Denver (City of) Convention Center Hotel Authority; Series 2006, Ref. Sr. RB (INS–SGI)(a)	5.00%	12/01/35	5,680	5,849,207
Montezuma (County of) Hospital District; Series 2007, Ref. RB	5.90%	10/01/37	500	510,550
University of Colorado; Series 2009 A, Enterprise System RB(c)(d)	5.25%	06/01/19	1,075	1,263,383
				37,231,656

Connecticut–1.27%
Connecticut (State of) (Bradley International Airport); Series 2000 A, Special Obligation Parking RB (INS–ACA)(a)(b)	6.60%	07/01/24	1,000	1,003,550
Connecticut (State of) Development Authority (Aquarion Water Co.); Series 2011, Water Facilities RB(b)	5.50%	04/01/21	3,000	3,466,860
Connecticut (State of) Health & Educational Facilities Authority (Duncaster Inc.); Series 2014 A, RB	5.00%	08/01/44	5,000	5,076,850
Connecticut (State of) Health & Educational Facilities Authority (Hartford Healthcare);
Series 2011 A, RB	5.00%	07/01/26	1,000	1,128,290
Series 2011 A, RB	5.00%	07/01/41	5,700	6,282,939
Connecticut (State of) Health & Educational Facilities Authority (Quinnipiac University);
Series 2007 J, RB (INS–NATL)(a)	5.75%	07/01/33	1,000	1,134,440
Series 2007 K-2, RB (INS–NATL)(a)	5.00%	07/01/23	1,100	1,230,317

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Connecticut–(continued)
Connecticut (State of) Health & Educational Facilities Authority (Western Connecticut Health Network); Series 2011 M, RB	5.38%	07/01/41	$5,000	$5,639,650
Hamden (Town of) (Whitney Center); Series 2009 C, RB(d)	7.25%	01/01/16	1,000	1,015,220
Harbor Point Infrastructure Improvement District (Harbor Point); Series 2010 A, Special Obligation Tax Allocation RB	7.88%	04/01/39	3,000	3,639,360
				29,617,476

Delaware–0.08%
Delaware (State of) Economic Development Authority (Delmarva Power & Light Co.); Series 2010, Ref. Gas Facilities RB	5.40%	02/01/31	1,050	1,183,518
New Castle (County of) (Newark Charter School, Inc.); Series 2006, RB	5.00%	09/01/22	630	653,209
				1,836,727

District of Columbia–2.42%
District of Columbia (Center for Strategic & International Studies, Inc.);
Series 2011, RB	6.38%	03/01/31	2,980	3,278,000
Series 2011, RB	6.63%	03/01/41	1,100	1,221,913
District of Columbia (Sibley Memorial Hospital); Series 2009, Hospital RB	6.38%	10/01/34	2,200	2,610,872
District of Columbia Water & Sewer Authority; Series 2007 A, Public Utility Sub. Lien RB(c)(d)	5.50%	10/01/17	4,000	4,503,760
District of Columbia;
Series 2006 B-1, Ballpark RB (INS–NATL)(a)	5.00%	02/01/31	12,000	12,385,440
Series 2009 A, Sec. Income Tax RB(f)	5.00%	12/01/23	10,715	12,560,980
Series 2009 A, Sec. Income Tax RB(f)	5.25%	12/01/27	6,860	8,068,732
Series 2009 B, Ref. Sec. Income Tax RB(f)	5.00%	12/01/24	4,285	5,018,892
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2014 A, Ref. Sr. Lien Dulles Toll Road RB	5.00%	10/01/53	6,290	6,698,158
				56,346,747

Florida–7.16%
Alachua (County of) (North Florida Retirement Village, Inc.);
Series 2007, IDR	5.25%	11/15/17	1,000	1,055,420
Series 2007, IDR	5.88%	11/15/36	1,000	1,024,500
Brevard (County of) Health Facilities Authority (Health First, Inc.); Series 2014, Ref. RB	5.00%	04/01/39	3,415	3,815,170
Broward (County of); Series 2009 A, Water & Sewer Utility RB	5.13%	10/01/28	1,500	1,687,740
Citizens Property Insurance Corp. (Coastal Account); Series 2011 A-1, Sr. Sec. RB	5.00%	06/01/20	3,000	3,508,500
Collier (County of) Industrial Development Authority (The Arlington of Naples);
Series 2014 A, Continuing Care Community RB(e)	7.25%	05/15/26	1,000	1,174,950
Series 2014 A, Continuing Care Community RB(e)	7.75%	05/15/35	2,500	2,878,675
Series 2014 B-2, TEMPS-70SM Continuing Care Community RB(e)	6.50%	05/15/20	2,400	2,409,888
Davie (Town of) (Nova Southeastern University); Series 2013 A, Educational Facilities RB	6.00%	04/01/42	3,250	3,793,367
Escambia (County of) Health Facilities Authority (Florida Health Care Facility Loan Veterans Health Administration Program); Series 2000, RB (INS–AMBAC)(a)	5.95%	07/01/20	380	406,505
Florida (State of) Board of Education; Series 2007 A, Ref. Public Education Capital Outlay Unlimited Tax GO Bonds	5.00%	06/01/19	3,715	3,975,756
Florida (State of) Department of Transportation;
Series 2008 A, Ref. Turnpike RB(f)	5.00%	07/01/26	1,305	1,443,956
Series 2008 A, Ref. Turnpike RB(f)	5.00%	07/01/27	1,325	1,464,112
Series 2008 A, Ref. Turnpike RB(f)	5.00%	07/01/28	1,440	1,585,958
Series 2008 A, Ref. Turnpike RB(f)	5.00%	07/01/32	2,500	2,742,025
Florida (State of) Higher Educational Facilities Financial Authority (Rollins College); Series 2010, RB	5.00%	12/01/37	2,250	2,463,908
Florida (State of) Mid-Bay Bridge Authority;
Series 1991 A, RB(c)	6.88%	10/01/22	2,500	3,225,975
Series 2008 A, Ref. RB (INS–AGC)(a)	5.00%	10/01/27	1,840	2,018,977

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Florida Housing Finance Corp. (Homeowner Mortgage);
Series 2008 1, RB (CEP–GNMA)(b)	5.80%	07/01/28	$660	$678,889
Series 2008 1, RB (CEP–GNMA)(b)	6.00%	07/01/39	405	431,779
Highlands (County of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group);
Series 2006 C, RB(c)(d)	5.25%	11/15/16	100	108,266
Series 2006 C, RB	5.25%	11/15/36	3,900	4,214,106
Hillsborough (County of) Aviation Authority; Series 2008 A, RB (INS–AGC)(a)(b)	5.38%	10/01/33	2,500	2,794,175
Lakeland (City of) (Lakeland Regional Health Systems); Series 2015, Hospital System RB	5.00%	11/15/45	3,350	3,689,623
Martin (County of) Health Facilities Authority (Martin Memorial Medical Center); Series 2012, RB	5.50%	11/15/42	6,500	7,208,175
Miami (City of); Series 2009, Ref. Parking System RB (INS–AGC)(a)	5.00%	10/01/34	500	550,660
Miami Beach (City of) Health Facilities Authority (Mount Sinai Medical Center);
Series 2014, Ref. RB	5.00%	11/15/39	1,010	1,114,990
Series 2014, Ref. RB	5.00%	11/15/44	1,045	1,148,256
Miami-Dade (County of) (Building Better Communities Program); Series 2009 B-1, Unlimited Tax GO Bonds	5.38%	07/01/29	1,000	1,119,150
Miami-Dade (County of) (Jackson Health System);
Series 2009, Public Facilities RB (INS–AGC)(a)	5.63%	06/01/34	1,000	1,151,750
Series 2009, Public Facilities RB (INS–AGC)(a)	5.75%	06/01/39	775	896,210
Miami-Dade (County of) (Miami International Airport);
Series 2005, Aviation RB (INS–AGC)(a)(b)	5.00%	10/01/38	16,100	16,436,973
Series 2010 A, Aviation RB	5.38%	10/01/35	3,105	3,605,216
Miami-Dade (County of) Educational Facilities Authority (University of Miami); Series 2008 A, RB (INS–BHAC)(a)	5.50%	04/01/38	4,000	4,205,560
Miami-Dade (County of) Expressway Authority; Series 2010 A, Ref. Toll System RB (INS–AGM)(a)	5.00%	07/01/35	3,350	3,771,631
Miami-Dade (County of) School Board; Series 2008 B, COP (INS–AGC)(a)	5.25%	05/01/26	5,000	5,544,150
Miami-Dade (County of);
Series 2005 B, Sub. Special Obligation RB (INS–NATL)(a)	5.00%	10/01/35	2,500	2,563,650
Series 2009 C, Professional Sports Franchise Facility Tax RB (INS–AGC)(a)	5.75%	10/01/39	550	637,604
Series 2010, Water & Sewer System RB (INS–AGC)(a)	5.00%	10/01/39	4,500	5,151,330
Series 2010 B, Aviation RB (INS–AGM)(a)	5.00%	10/01/35	1,205	1,347,190
Series 2012 A, Ref. Aviation RB(b)	5.00%	10/01/30	2,000	2,249,560
Series 2012 B, Ref. Sub. Special Obligation RB (INS–AGM)(a)	5.00%	10/01/35	3,800	4,271,428
Palm Beach (County of) Health Facilities Authority (Bethesda Health Care System, Inc.); Series 2010 A, RB (INS–AGM)(a)	5.00%	07/01/30	625	701,031
Palm Beach (County of) Health Facilities Authority (The Waterford);
Series 2007, RB	5.25%	11/15/17	1,185	1,261,314
Series 2007, RB	5.88%	11/15/37	800	866,064
Port St. Lucie (City of); Series 2009, Ref. Utility System RB (INS–AGC)(a)	5.00%	09/01/35	1,500	1,670,370
Putnam (County of) Development Authority (Seminole Electric Cooperative); Series 2007 A, Ref. PCR (INS–AMBAC)(a)(d)	5.35%	05/01/18	5,200	5,865,080
Reunion East Community Development District; Series 2005, Special Assessment RB(i)	5.80%	05/01/36	490	318,534
Sarastota (County of) Public Hospital District (Sarasota Memorial Hospital); Series 2009 B, VRD Ref. RB (LOC-JPMorgan Chase Bank, N.A.)(j)(k)	0.02%	07/01/37	6,000	6,000,000
Seminole Indian Tribe of Florida;
Series 2007 A, Special Obligation RB(e)	5.25%	10/01/27	3,500	3,733,870
Series 2007 A, Special Obligation RB(e)	5.75%	10/01/22	500	541,350
Seven Oaks Community Development District II; Series 2003 A, Special Assessment RB	6.40%	05/01/34	1,275	1,269,275
South Miami (City of) Health Facilities Authority (Baptist Health South Florida Obligated Group); Series 2007, Hospital RB(f)	5.00%	08/15/42	18,000	19,109,880
Sunrise (City of);
Series 1998, Ref. Utility System RB(c)(d)	5.20%	10/01/20	1,725	2,028,134
Series 1998, Ref. Utility System RB (INS–AMBAC)(a)	5.00%	10/01/28	1,150	1,291,105
Series 1998, Ref. Utility System RB (INS–AMBAC)(a)	5.20%	10/01/22	2,275	2,570,022

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Tampa Bay Water; Series 2001 A, Ref. & Improvement Utility System RB (INS–NATL)(a)	6.00%	10/01/29	$3,000	$4,070,100
				166,861,832

Georgia–1.96%
Atkinson & Coffee (Counties of) Joint Development Authority (SGC Real Estate Foundation II LLC); Series 2009, RB (INS–AGC)(a)	5.25%	06/01/34	1,000	1,085,570
Atlanta (City of) (Atlantic Station);
Series 2007, Ref. Tax Allocation RB (INS–AGC)(a)	5.25%	12/01/21	1,370	1,502,945
Series 2007, Ref. Tax Allocation RB (INS–AGC)(a)	5.25%	12/01/22	1,000	1,093,630
Atlanta (City of) (Beltline); Series 2009 B, Tax Allocation RB	7.38%	01/01/31	4,810	5,666,132
Atlanta (City of) (Eastside); Series 2005 B, Tax Allocation RB	5.60%	01/01/30	2,500	2,538,250
Atlanta (City of) Water & Wastewater; Series 2015, Ref. RB(f)	5.00%	11/01/40	8,310	9,507,056
Atlanta (City of);
Series 2009 A, Water & Wastewater RB(c)(d)	6.00%	11/01/19	1,000	1,205,670
Series 2009 A, Water & Wastewater RB(c)(d)	6.00%	11/01/19	1,000	1,201,110
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.25%	11/01/34	1,500	1,710,975
Series 2009 B, Water & Wastewater RB (INS–AGM)(a)	5.38%	11/01/39	1,500	1,725,060
Series 2010 C, Ref. General Airport RB	5.25%	01/01/30	1,500	1,744,215
Series 2010 C, Ref. General Airport RB	6.00%	01/01/30	1,000	1,219,570
Series 2010 C, Ref. General Airport RB (INS–AGM)(a)	5.25%	01/01/30	1,500	1,746,900
DeKalb (County of) Private Hospital Authority (Children’s Healthcare of Atlanta, Inc.); Series 2009, RAC	5.00%	11/15/19	600	692,166
Gainesville (City of) & Hall (County of) Development Authority (Acts Retirement-Life Community); Series 2009 A-2, Retirement Community RB	6.38%	11/15/29	700	807,639
Georgia (State of) Municipal Electric Authority;
Series 1998 Y, Power RB(c)	6.50%	01/01/17	100	104,673
Series 1998 Y, Power RB (INS–NATL)(a)	6.50%	01/01/17	2,445	2,599,500
Gwinnett (County of) Hospital Authority (Gwinnett Hospital System, Inc.); Series 2007 D, RAC (INS–AGM)(a)	5.50%	07/01/34	1,000	1,114,890
Macon-Bibb (County of) Hospital Authority (Medical Center of Central Georgia, Inc.); Series 2009, RAC	5.00%	08/01/32	2,000	2,239,480
Medical Center Hospital Authority (Columbus Regional Healthcare System, Inc.); Series 2008, RAC (INS–AGC)(a)	6.38%	08/01/29	2,135	2,455,933
Richmond (County of) Hospital Authority (University Health Services, Inc.); Series 2009, RAC	5.25%	01/01/29	1,500	1,674,180
Savannah (City of) Economic Development Authority (SSU Community Development I, LLC); Series 2010, RB (INS–AGC)(a)	5.50%	06/15/35	1,020	1,176,743
Thomasville (City of) Hospital Authority (John D. Archbold Memorial Hospital, Inc.); Series 2010, RAC	5.13%	11/01/30	750	851,032
				45,663,319

Guam–0.05%
Guam (Territory of) Power Authority; Series 2010 A, RB (INS–AGM)(a)	5.00%	10/01/37	1,100	1,214,884

Hawaii–0.43%
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc. & Subsidiary); Series 2009, Special Purpose RB	6.50%	07/01/39	2,000	2,325,080
Hawaii (State of) Department of Budget & Finance;
Series 2012, Ref. Special Purpose Senior Living RB	5.13%	11/15/32	1,500	1,637,535
Series 2012, Ref. Special Purpose Senior Living RB	5.25%	11/15/37	1,250	1,372,363
Honolulu (City & County of); Series 2009 A, Unlimited Tax GO Bonds(f)	5.25%	04/01/29	4,120	4,748,176
				10,083,154

Idaho–0.53%
Idaho (State of) Health Facilities Authority (St. Luke’s Health System); Series 2008 A, RB	6.50%	11/01/23	1,000	1,174,370
Idaho (State of) Health Facilities Authority (Trinity Health Credit Group); Series 2008 B, Ref. RB(c)(d)	6.13%	12/01/18	655	780,334
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2007, Ref. RB	6.13%	11/15/27	525	548,594

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Idaho–(continued)
Idaho (State of) Housing & Finance Association (Federal Highway Trust Fund);
Series 2008 A, Grant & RAB (INS–AGC)(a)	5.25%	07/15/23	$4,230	$4,746,441
Series 2008 A, Grant & RAB (INS–AGC)(a)	5.25%	07/15/24	3,485	3,899,994
Idaho (State of) Housing & Finance Association;
Series 2008 A, Class II, Single Family Mortgage RB(b)	5.85%	07/01/36	775	791,546
Series 2008 A, Class III, Single Family Mortgage RB(b)	5.70%	07/01/28	370	380,715
				12,321,994

Illinois–15.63%
Bartlett (Village of) (Quarry Redevelopment); Series 2007, Ref. Sr. Lien Tax Increment Allocation RB	5.60%	01/01/23	2,250	2,303,933
Bolingbrook (Village of); Series 2005, Sales Tax RB	6.25%	01/01/24	1,500	1,459,275
Bourbonnais (Village of) (Olivet Nazarene University); Series 2007, Industrial Project RB (INS–Radian)(a)	5.13%	11/01/37	3,755	3,895,850
Chicago (City of) (83rd/Stewart Redevelopment); Series 2013, COP(e)	7.00%	01/15/29	3,925	4,067,001
Chicago (City of) (Cottage View Terrace Apartments); Series 2000 A, FHA/GNMA Collateralized MFH RB (CEP–GNMA)(b)	6.13%	02/20/42	1,420	1,422,343
Chicago (City of) (Diversey/Narragansett); Series 2006, Tax Increment Allocation Revenue COP	7.46%	02/15/26	425	307,041
Chicago (City of) (Midway Airport);
Series 2004 B, Ref. Second Lien RB (INS–AMBAC)(a)	5.00%	01/01/21	5,925	5,949,115
Series 2004 B, Ref. Second Lien RB (INS–AMBAC)(a)	5.00%	01/01/22	6,220	6,245,253
Series 2013 A, Ref. Second Lien RB(b)	5.50%	01/01/32	5,000	5,765,750
Series 2014 A, Ref. Second Lien RB(b)	5.00%	01/01/41	2,725	2,977,117
Chicago (City of) (O’Hare International Airport);
Series 2003 E, Ref. Third Lien General Airport RB (INS–AGC)(a)	5.00%	01/01/34	5,000	5,077,700
Series 2004 A, Ref. Third Lien General Airport RB (INS–AGC)(a)	5.00%	01/01/29	1,000	1,003,970
Series 2005 A, Third Lien General Airport RB (INS–AGC)(a)	5.25%	01/01/24	6,000	6,246,060
Series 2005 A, Third Lien General Airport RB (INS–AGC)(a)	5.25%	01/01/26	3,855	4,011,436
Series 2005 A, Third Lien General Airport RB (INS–NATL)(a)	5.25%	01/01/24	5,000	5,205,050
Series 2008 A, Third Lien General Airport RB (INS–AGM)(a)(f)	5.00%	01/01/33	3,000	3,256,260
Series 2012 B, Ref. Sr. Lien General Airport RB(b)	5.00%	01/01/30	5,000	5,494,250
Chicago (City of) (Roosevelt Square/ABLA Redevelopment); Series 2009 A, Ref. COP	7.13%	03/15/22	2,880	2,882,794
Chicago (City of) Board of Education (School Reform);
Series 1998 B-1, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(g)	0.00%	12/01/19	2,845	2,535,350
Series 1999 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(g)	0.00%	12/01/19	1,500	1,336,740
Series 1999 A, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(g)	0.00%	12/01/25	1,020	656,115
Chicago (City of) Metropolitan Water Reclamation District;
Series 2011 B, Capital Improvement Limited Tax GO Bonds(f)	5.00%	12/01/24	15,000	17,739,150
Series 2015 A, Unlimited Tax GO Green Bonds(f)	5.00%	12/01/44	12,000	13,689,960
Series 2015 C, Limited Tax GO Green Bonds(f)	5.00%	12/01/27	6,805	8,195,466
Series 2015 C, Limited Tax GO Green Bonds(f)	5.00%	12/01/28	4,000	4,778,920
Chicago (City of) Park District; Series 2008 F, Limited Tax GO Bonds	5.50%	01/01/33	1,270	1,428,636
Chicago (City of) Transit Authority (FTA Section 5309 Fixed Guideway Modernization Formula Funds); Series 2008, Capital Grant Receipts RB (INS–AGC)(a)	5.25%	06/01/25	4,840	5,354,250
Chicago (City of) Transit Authority;
Series 2011, Sales Tax Receipts RB(f)	5.25%	10/01/36	12,000	13,695,840
Series 2014, Sales Tax Receipts RB	5.00%	12/01/44	8,195	9,327,139
Chicago (City of);
Series 2001 A, Ref. Project Unlimited Tax GO Bonds (INS–NATL)(a)	5.38%	01/01/17	2,000	2,098,700
Series 2002 A, Ref. Project Unlimited Tax GO Bonds (INS–AMBAC)(a)	5.63%	01/01/39	145	145,083
Series 2008 A, Unlimited Tax GO Bonds (INS–AGC)(a)(f)	5.25%	01/01/24	4,200	4,559,688
Series 2008 A, Unlimited Tax GO Bonds (INS–AGC)(a)(f)	5.25%	01/01/25	4,400	4,765,376
Series 2011, Tax Increment Allocation Revenue COP	7.13%	05/01/21	2,800	3,045,924
Series 2011 A, Sales Tax RB	5.00%	01/01/41	1,000	1,065,470
Series 2014, Second Lien Waterworks RB	5.00%	11/01/44	1,905	2,124,513

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Cook County School District No. 100 (Berwyn South); Series 1997, Unlimited Tax GO Bonds (INS–AGM)(a)	8.10%	12/01/16	$345	$387,645
Cook County School District No. 122 (Ridgeland);
Series 2000, Unlimited Tax CAB GO Bonds(c)(g)	0.00%	12/01/17	2,605	2,543,522
Series 2000, Unlimited Tax CAB GO Bonds(c)(g)	0.00%	12/01/18	2,995	2,806,734
Series 2000, Unlimited Tax CAB GO Bonds(c)(g)	0.00%	12/01/20	4,050	3,528,886
DeKalb County Community Unit School District No. 428;
Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/26	2,600	2,857,764
Series 2008, Unlimited Tax GO Bonds (INS–AGM)(a)	5.00%	01/01/27	990	1,088,149
Gilberts (Village of) Special Service Area No. 24 (The Conservancy); Series 2014 A, Special Tax RB	5.38%	03/01/34	648	550,819
Huntley (Village of) Special Service Area No. 10; Series 2007, Ref. Special Tax RB (INS–AGC)(a)	5.10%	03/01/29	3,000	3,190,740
Illinois (State of) Department of Central Management Services; Series 1999, COP (INS–NATL)(a)	5.85%	07/01/19	1,750	1,757,928
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 D, RB(c)(d)	6.50%	11/01/18	1,000	1,198,290
Illinois (State of) Finance Authority (Art Institute of Chicago); Series 2009 A, RB	6.00%	03/01/38	2,500	2,825,700
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB	5.00%	09/01/39	1,865	1,995,326
Series 2014 A, RB	5.00%	09/01/42	1,290	1,370,754
Illinois (State of) Finance Authority (DePaul University); Series 2011 A, RB	6.00%	10/01/32	1,000	1,211,330
Illinois (State of) Finance Authority (Evangelical Hospitals);
Series 1992 A, Ref. RB(c)	6.25%	04/15/22	1,000	1,219,330
Series 1992 C, RB(c)	6.25%	04/15/22	1,150	1,402,230
Illinois (State of) Finance Authority (Fairview Obligated Group);
Series 2008 A, Ref. RB(i)	5.50%	08/15/18	1,000	890
Series 2008 A, Ref. RB(i)	6.00%	08/15/22	250	223
Series 2008 A, Ref. RB(i)	6.13%	08/15/28	1,500	1,335
Illinois (State of) Finance Authority (Lutheran Home & Services);
Series 2012, Ref. RB	5.00%	05/15/22	2,335	2,534,829
Series 2012, Ref. RB	5.50%	05/15/27	2,250	2,436,143
Illinois (State of) Finance Authority (Northwestern Memorial Hospital);
Series 2009 A, RB(f)	5.38%	08/15/24	1,000	1,151,930
Series 2009 A, RB(f)	5.75%	08/15/30	2,000	2,335,700
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2010 D-2, TEMPS-65SM RB	7.00%	11/15/15	1,355	907,836
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	6.75%	08/15/33	2,000	2,209,380
Illinois (State of) Finance Authority (Resurrection Health Care Corp.);
Series 1999 A, RB (INS–AGM)(a)	5.50%	05/15/24	12,000	13,394,280
Series 1999 B, RB (INS–AGM)(a)	5.00%	05/15/17	5,100	5,444,760
Series 1999 B, RB (INS–AGM)(a)	5.00%	05/15/18	5,050	5,484,704
Series 1999 B, RB (INS–AGM)(a)	5.25%	05/15/29	2,795	3,050,966
Series 2009, Ref. RB	6.13%	05/15/25	2,870	3,267,638
Illinois (State of) Finance Authority (Riverside Health System); Series 2009, RB	6.25%	11/15/35	2,000	2,367,820
Illinois (State of) Finance Authority (Rush University Medical Center Obligated Group); Series 2009 A, RB(c)(d)	7.25%	11/01/18	4,500	5,491,935
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/38	3,090	3,475,199
Illinois (State of) Finance Authority (Sherman Health System); Series 2007 A, RB(c)(d)	5.50%	08/01/17	3,500	3,900,995
Illinois (State of) Finance Authority (Silver Cross Hospital & Medical Centers); Series 2008, Ref. RB	6.00%	08/15/23	2,745	3,067,839
Illinois (State of) Finance Authority (Southern Illinois Healthcare Enterprises, Inc.); Series 2005, RB (INS–AGM)(a)	5.38%	03/01/35	1,000	1,126,580
Illinois (State of) Finance Authority (The Carle Foundation);
Series 2011 A, RB	5.75%	08/15/34	1,000	1,187,030
Series 2011 A, RB	6.00%	08/15/41	4,000	4,778,400
Series 2011 A, RB (INS–AGM)(a)	6.00%	08/15/41	650	776,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 B, Ref. Conv. CAB RB (INS–NATL)(a)(l)	5.65%	06/15/22	$20,000	$20,893,400
Series 2002 B, Ref. RB (INS–NATL)(a)	5.40%	06/15/19	9,250	10,166,860
Series 2012 A, RB	5.00%	06/15/42	3,175	3,455,829
Illinois (State of) Municipal Electric Agency; Series 2006, Power Supply System RB (INS–NATL)(a)	5.00%	02/01/26	4,000	4,151,720
Illinois (State of) Sports Facilities Authority;
Series 2014, Ref. RB (INS–AGM)(a)	5.25%	06/15/31	2,630	3,001,514
Series 2014, Ref. RB (INS–AGM)(a)	5.25%	06/15/32	2,395	2,723,091
Illinois (State of) Toll Highway Authority; Series 2013 A, RB(f)	5.00%	01/01/38	8,000	8,991,680
Illinois (State of);
Series 1991, Civic Center RB (INS–AMBAC)(a)	6.25%	12/15/20	2,540	2,870,911
Series 2013, Unlimited Tax GO Bonds	5.25%	07/01/31	4,000	4,372,320
Series 2014, Unlimited Tax GO Bonds	5.00%	04/01/30	2,460	2,665,435
Series 2014, Unlimited Tax GO Bonds	5.25%	02/01/33	2,650	2,890,329
Lake County Community Unit School District No. 60 (Waukegan);
Series 1999 A, Unlimited Tax CAB GO Bonds(c)(g)	0.00%	12/01/17	2,875	2,807,150
Series 1999 A, Unlimited Tax CAB GO Bonds (INS–AGM)(a)(g)	0.00%	12/01/17	3,915	3,736,907
McHenry & Kane Counties Community Consolidated School District No. 158 (Huntley); Series 2000, Unlimited Tax CAB GO Bonds(c)(g)	0.00%	01/01/17	3,000	2,956,950
McHenry (County of) Special Service Area (Wonder Lake Dredging); Series 2010, Special Tax RB	6.50%	03/01/30	3,820	4,263,502
McHenry County Community High School District No. 154 (Marengo); Series 2001, Unlimited Tax CAB GO Bonds (INS–NATL)(a)(g)	0.00%	01/01/16	1,330	1,324,068
Northern Illinois University;
Series 2011, Ref. Auxiliary Facilities System RB (INS–AGM)(a)	5.25%	04/01/28	2,000	2,279,740
Series 2011, Ref. Auxiliary Facilities System RB (INS–AGM)(a)	5.50%	04/01/26	2,000	2,316,660
Plano (City of) Special Service Area No. 10 (Lakewood Springs Club); Series 2007, Special Tax RB(i)	5.80%	03/01/37	1,500	513,720
Railsplitter Tobacco Settlement Authority;
Series 2010, RB	5.25%	06/01/21	1,000	1,187,070
Series 2010, RB	6.00%	06/01/28	10,000	11,746,100
United City of Yorkville (City of) Special Service Area No. 2004-107 (Raintree Village II); Series 2005, Special Tax RB(i)	6.25%	03/01/35	941	516,251
University of Illinois; Series 2011 A, Auxiliary Facilities System RB	5.13%	04/01/36	1,000	1,113,990
Volo (Village of) Special Service Area No. 3 (Symphony Meadows); Series 2006-1, Special Tax RB	6.00%	03/01/36	526	531,339
Will (County of) & Kankakee (City of) Regional Development Authority (Senior Estates Supportive Living); Series 2007, MFH RB(b)	7.00%	12/01/42	410	428,483
				364,345,586

Indiana–2.80%
Indiana (State of) Finance Authority (Community Foundation of Northwest Indiana); Series 2007, Hospital RB	5.50%	03/01/22	500	538,215
Indiana (State of) Finance Authority (CWA Authority); Series 2011 B, Second Lien Wastewater Utility RB	5.00%	10/01/41	11,000	12,237,500
Indiana (State of) Finance Authority (I-69 Section 5);
Series 2014, RB(b)	5.00%	09/01/46	3,270	3,542,718
Series 2014, RB(b)	5.25%	09/01/34	1,910	2,134,177
Series 2014, RB(b)	5.25%	09/01/40	2,730	3,022,793
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.);
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/32	1,220	1,320,113
Series 2012 A, Midwestern Disaster Relief RB	5.00%	06/01/39	2,500	2,682,100
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services); Series 2006 E, Ref. Health System RB (INS–AGM)(a)	5.25%	05/15/41	2,000	2,158,040
Indiana (State of) Municipal Power Agency;
Series 2009 B, Power Supply System RB	5.75%	01/01/29	200	230,338
Series 2009 B, Power Supply System RB	6.00%	01/01/39	3,000	3,476,820

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Indianapolis (City of) Airport Authority (Fed Ex Corp.); Series 2004, Ref. Special Facilities RB(b)	5.10%	01/15/17	$1,500	$1,617,150
Indianapolis Local Public Improvement Bond Bank (Indianapolis Airport Authority); Series 2006 F, RB (INS–AMBAC)(a)(b)	5.00%	01/01/18	500	530,195
Indianapolis Local Public Improvement Bond Bank (Waterworks); Series 2009 A, RB (INS–AGC)(a)	5.25%	01/01/29	1,000	1,134,350
Monroe County Community 1996 School Building Corp.; Series 2009, First Mortgage RB (INS–AGM)(a)	5.25%	01/15/27	2,815	3,180,415
Noblesville (City of) Redevelopment Authority (146th Street Extension); Series 2006 A, Economic Development Lease Rental RB(c)(d)	5.25%	08/01/16	1,570	1,677,671
Petersburg (City of) (Indianapolis Power & Light Co.); Series 1993 B, Ref. PCR (INS–NATL)(a)	5.40%	08/01/17	9,850	10,872,233
Rockville School Building Corp.; Series 2006, First Mortgage RB(c)(d)	5.00%	01/15/16	1,000	1,042,300
St. Joseph (County of) Redevelopment District;
Series 1997 B, Tax Increment Allocation CAB RB(g)	0.00%	06/30/15	130	127,235
Series 1997 B, Tax Increment Allocation CAB RB(g)	0.00%	06/30/16	135	122,361
Series 1997 B, Tax Increment Allocation CAB RB(g)	0.00%	06/30/17	225	188,874
Valparaiso (City of) (Pratt Paper, LLC); Series 2013, Exempt Facilities RB(b)	6.75%	01/01/34	1,500	1,841,310
Vigo (County of) Hospital Authority (Union Hospital, Inc.); Series 2007, RB(e)	5.50%	09/01/27	1,500	1,579,635
Whiting (City of) (BP Products North America); Series 2014, Environmental Facilities Floating Rate RB(b)(d)(m)	0.77%	12/02/19	10,000	9,950,365
				65,206,908

Iowa–2.15%
Altoona (City of); Series 2008, Annual Appropriation Urban Renewal Tax Increment Allocation RB	6.00%	06/01/34	1,860	2,050,297
Ames (City of) (Mary Greeley Medical Center);
Series 2011, Hospital RB	5.25%	06/15/36	7,000	7,685,160
Series 2011, Hospital RB	5.50%	06/15/30	1,000	1,121,350
Series 2011, Hospital RB	5.63%	06/15/31	1,500	1,686,465
Iowa (State of) (IJOBS Program);
Series 2009 A, Special Obligation RB(f)(n)	5.00%	06/01/25	5,815	6,691,902
Series 2009 A, Special Obligation RB(f)(n)	5.00%	06/01/26	4,360	5,017,488
Series 2009 A, Special Obligation RB(f)(n)	5.00%	06/01/27	9,300	10,687,002
Iowa (State of) Finance Authority (Iowa Health System);
Series 2005, Health Facilities RB (INS–AGC)(a)	5.25%	02/15/29	2,000	2,242,420
Series 2008 A, Health Facilities RB (INS–AGC)(a)	5.25%	08/15/29	1,500	1,700,295
Iowa (State of) Finance Authority (Western Home); Series 2012, Ref. Health Care Facilities RB	5.00%	12/01/27	1,820	1,917,588
Iowa Student Loan Liquidity Corp.; Sr. Series 2011 A-2, RB(b)	5.70%	12/01/27	7,425	8,014,693
Washington (County of) Hospital; Series 2006, Hospital RB	5.50%	07/01/32	1,275	1,296,535
				50,111,195

Kansas–0.59%
Kansas (State of) Development Finance Authority (Adventist Health System/Sunbelt Obligated Group); Series 2009 C, Hospital RB	5.50%	11/15/29	1,500	1,747,635
Kansas (State of) Development Finance Authority (University of Kansas Health System);
Series 2011 H, Health Facilities RB	5.00%	03/01/34	1,000	1,111,080
Series 2011 H, Health Facilities RB	5.13%	03/01/39	2,000	2,218,960
Series 2011 H, Health Facilities RB	5.38%	03/01/29	1,000	1,141,700
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, Power Project RB	5.25%	07/01/44	2,000	2,213,140
Wichita (City of) (Presbyterian Manors, Inc.); Series 2013 IV-A, Health Care Facilities RB	6.38%	05/15/43	1,500	1,647,510
Wyandotte (County of) & Kansas City (City of) Unified Government;
Series 2009 A, Utility System RB (INS–BHAC)(a)	5.00%	09/01/29	2,000	2,255,180
Series 2014 A, Ref. & Improvement Utility System RB	5.00%	09/01/44	1,180	1,328,243
				13,663,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–1.20%
Kentucky (State of) Economic Development Finance Authority (Baptist Healthcare System);
Series 2009 A, Hospital RB	5.38%	08/15/24	$3,000	$3,335,100
Series 2009 A, Hospital RB	5.63%	08/15/27	1,000	1,122,960
Kentucky (State of) Economic Development Finance Authority (Louisville Arena Authority, Inc.);
Subseries 2008 A-1, RB (INS–AGC)(a)	6.00%	12/01/33	5,070	5,476,614
Subseries 2008 A-1, RB (INS–AGC)(a)	6.00%	12/01/38	4,000	4,323,360
Kentucky (State of) Economic Development Finance Authority (Owensboro Medical Health System, Inc.); Series 2010 A, Hospital RB	6.50%	03/01/45	3,200	3,714,976
Kentucky (State of) Property & Buildings Commission (No. 93); Series 2009, Ref. RB (INS–AGC)(a)	5.25%	02/01/28	3,000	3,403,140
Paducah (City of) Electric Plant Board; Series 2009 A, RB (INS–AGC)(a)	5.25%	10/01/35	6,000	6,678,480
				28,054,630

Louisiana–2.32%
Caddo & Bossier (Parishes of) Port Commission; Series 2011, Ref. Utility RB	5.00%	04/01/34	550	606,650
Calcasieu (Parish of) Memorial Hospital Service District (Lake Charles Memorial Hospital); Series 1992 A, Hospital RB (INS–Connie Lee)(a)	6.50%	12/01/18	3,910	4,016,118
East Baton Rouge (Parish of) Sewerage Commission; Series 2009 A, RB(c)(d)	5.25%	02/01/19	1,550	1,804,712
Jefferson (Parish of) Hospital Service District No. 1 (West Jefferson Medical Center);
Series 2011 A, Ref. Hospital RB	6.00%	01/01/39	2,000	2,306,040
Series 2011 A, Ref. Hospital RB (INS–AGM)(a)	5.38%	01/01/31	400	459,344
Series 2011 A, Ref. Hospital RB (INS–AGM)(a)	6.00%	01/01/39	1,000	1,179,050
Lafayette (City of) Public Trust Financing Authority (Ragin’ Cajun Facilities-Housing & Parking); Series 2010, RB (INS–AGM)(a)	5.00%	10/01/25	1,000	1,142,500
Lakeshore Villages Master Community Development District; Series 2007, Special Assessment RB(i)	5.25%	07/01/17	1,364	477,564
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Capital Projects & Equipment Acquisitions Program);
Series 2000, RB (INS–ACA)(a)	6.55%	09/01/25	4,860	5,361,649
Series 2000 A, RB (INS–AMBAC)(a)	6.30%	07/01/30	1,780	2,061,560
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Jefferson Parish); Series 2009 A, RB	5.38%	04/01/31	1,000	1,129,730
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Monroe Regional Airport Terminal); Series 2009, Airport RB (INS–AGC)(a)	5.50%	02/01/39	1,500	1,698,630
Louisiana (State of) Public Facilities Authority (Christus Health); Series 2009 A, Ref. RB	6.00%	07/01/29	1,600	1,872,992
Louisiana (State of) Public Facilities Authority (Entergy Louisiana LLC); Series 2010, RB	5.00%	06/01/30	1,050	1,082,603
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2002 B, RB(c)(d)	5.50%	05/15/26	1,010	1,320,504
Louisiana (State of); Series 2006 A, Gas & Fuels Tax RB(c)(d)	5.00%	05/01/16	2,500	2,636,050
New Orleans (City of) Aviation Board; Series 2009 A-1, Ref. & Restructuring General Airport RB (INS–AGC)(a)	6.00%	01/01/23	2,000	2,330,060
New Orleans (City of);
Series 2014, Ref. Sewerage Service RB	5.00%	06/01/44	605	674,200
Series 2014, Ref. Water RB	5.00%	12/01/44	1,020	1,138,381
Regional Transit Authority; Series 2010, Sales Tax RB (INS–AGM)(a)	5.00%	12/01/30	2,580	2,930,957
St. John the Baptist (Parish of) (Marathon Oil Corp.); Series 2007 A, RB	5.13%	06/01/37	5,000	5,279,450
Terrebonne (Parish of); Series 2011 ST, Sales & Use Tax RB (INS–AGM)(a)	5.00%	04/01/31	2,645	2,979,936
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. Asset-Backed RB	5.25%	05/15/35	8,500	9,499,090
				53,987,770

Maryland–1.29%
Baltimore (City of) (East Baltimore Research Park); Series 2008 A, Special Obligation Tax Allocation RB	7.00%	09/01/38	1,000	1,088,190
Baltimore (County of) (Oak Crest Village Inc. Facility); Series 2007 A, RB	5.00%	01/01/37	2,000	2,080,320
Maryland (State of) Community Development Administration; Series 2007, RB(b)	5.05%	09/01/32	2,005	2,057,571
Maryland (State of) Health & Higher Educational Facilities Authority (Adventist Healthcare);
Series 2011 A, RB	6.13%	01/01/36	4,000	4,616,840
Series 2011 A, RB	6.25%	01/01/31	3,175	3,701,098

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)
Maryland (State of) Health & Higher Educational Facilities Authority (Charlestown Community); Series 2010, RB	6.13%	01/01/30	$4,250	$4,814,400
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health); Series 2011, RB	6.00%	07/01/41	1,000	1,184,470
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health); Series 2011, RB	5.00%	01/01/20	5,000	5,511,150
Maryland (State of) Transportation Authority; Series 2008, Grant & RAB	5.25%	03/01/20	2,000	2,319,860
Maryland Economic Development Corp. (Terminal); Series 2010 B, RB	5.75%	06/01/35	1,460	1,583,647
Maryland Economic Development Corp. (Transportation Facilities); Series 2010 A, RB	5.38%	06/01/25	1,030	1,134,483
				30,092,029

Massachusetts–2.27%
Boston (City of) Water & Sewer Commission; Series 1993 A, Sr. RB (INS–NATL)(a)	5.25%	11/01/19	3,850	4,273,192
Massachusetts (State of) College Building Authority; Series 2009 A, RB	5.50%	05/01/39	1,000	1,146,800
Massachusetts (State of) Development Finance Agency (Boston University); Series 2013 U-1, Floating Rate RB(d)(m)	0.60%	03/30/17	4,000	4,002,760
Massachusetts (State of) Development Finance Agency (Caregroup); Series 1998 B-2, RB (INS–NATL)(a)	5.38%	02/01/27	2,000	2,248,720
Massachusetts (State of) Development Finance Agency (Dominion Energy Brayton); Series 2009 1, Ref. Solid Waste Disposal RB(c)(d)	5.75%	05/01/19	2,000	2,387,300
Massachusetts (State of) Development Finance Agency (Harvard University); Series 2009 A, RB(f)	5.50%	11/15/36	20,955	24,317,020
Massachusetts (State of) Development Finance Agency (Lesley University); Series 2011 B-1, RB (INS–AGM)(a)	5.25%	07/01/33	750	854,235
Massachusetts (State of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2011 A-1, RB	6.25%	11/15/17	732	732,742
Massachusetts (State of) Development Finance Agency (Massachusetts Institute of Technology); Series 2009 O, RB(c)(d)(f)	5.50%	07/01/18	6,680	7,696,028
Massachusetts (State of) Development Finance Agency (Merrimack College); Series 2012 A, RB	5.25%	07/01/42	1,050	1,108,674
Massachusetts (State of) Development Finance Agency (Tufts Medical Center); Series 2011 I, RB	6.75%	01/01/36	1,000	1,189,280
Massachusetts (State of) Development Finance Agency (UMass Memorial); Series 2011 H, RB	5.50%	07/01/31	1,000	1,122,830
Massachusetts (State of) Housing Finance Agency; Series 2007 C, RB(b)	5.10%	12/01/27	1,685	1,741,228
				52,820,809

Michigan–0.98%
Detroit (City of); Series 2006 B, Second Lien Water Supply System RB (INS–AGM)(a)	6.25%	07/01/36	1,000	1,104,370
Michigan (State of) Building Authority (Facilities Program); Series 2011 I-A, Ref. RB	5.00%	10/15/29	500	577,875
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-1, Ref. Sewer Disposal Sr. Lien RB	5.00%	07/01/44	2,720	2,877,298
Series 2014 D-4, Ref. Water Supply RB	5.00%	07/01/29	1,355	1,496,408
Series 2014 D-6, Ref. Water Supply RB	5.00%	07/01/33	1,355	1,475,148
Series 2014-D-1, Water Supply Ref. Senior Lien RB (INS–AGM)(a)	5.00%	07/01/37	2,000	2,210,400
Series 2014-D-2, Water Supply Ref. Senior Lien RB (INS–AGM)(a)	5.00%	07/01/27	4,000	4,580,920
Michigan (State of) Strategic Fund (Genesee Power Station); Series 1994, Ref. Solid Waste Disposal RB(b)	7.50%	01/01/21	1,145	1,141,954
Wayne (County of) Airport Authority (Detroit Metropolitan Airport);
Series 2012 B, RB(b)	5.00%	12/01/32	1,500	1,613,655
Series 2012 B, RB(b)	5.00%	12/01/37	1,500	1,589,895
Series 2012 D, Ref. RB(b)	5.00%	12/01/28	2,500	2,780,175
Wyoming (City of); Series 2008, Water Supply System RB	5.13%	06/01/28	1,305	1,447,388
				22,895,486

Minnesota–0.86%
Columbia Heights (City of) (Crest View Corp.); Series 2007 A, Ref. MFH & Health Care Facilities RB	5.70%	07/01/42	1,000	1,000,030
Minneapolis (City of) (Fairview Health Services);
Series 2008 A, Health Care System RB	6.75%	11/15/32	3,000	3,553,620
Series 2008 B, Health Care System RB (INS–AGC)(a)	6.50%	11/15/38	5,275	6,192,692

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Minneapolis (City of) (Providence); Series 2007 A, Ref. Housing & Health Care Facilities RB	5.63%	10/01/27	$1,945	$1,960,677
Minnesota (State of) Agricultural & Economic Development Board (Essentia Health Obligated Group); Series 2008 C-1, Health Care Facilities RB (INS–AGC)(a)	5.00%	02/15/30	1,060	1,188,302
St. Louis Park (City of) (Park Nicollet Health Services); Series 2009, Ref. Health Care Facilities RB	5.75%	07/01/39	2,000	2,309,640
St. Paul (City of) Housing & Redevelopment Authority (Health Partners Obligated Group); Series 2006, Health Care Facilities RB	5.25%	05/15/36	3,800	3,977,004
				20,181,965

Mississippi–0.09%
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 1998, PCR	5.88%	04/01/22	2,000	2,002,100

Missouri–1.48%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District (Metrolink Cross County Extension); Series 2009, Mass Transit Sales Tax RB (INS–AGC)(a)	5.00%	10/01/39	2,000	2,196,920
Cape Girardeau (County of) Industrial Development Authority (St. Francis Medical Center); Series 2009 A, Health Facilities RB	5.75%	06/01/39	2,150	2,456,869
Cass (County of); Series 2007, Hospital RB	5.38%	05/01/22	1,000	1,026,770
Gladstone (City of); Series 2006 A, COP (INS–SGI)(a)	5.00%	06/01/22	1,295	1,370,214
Kansas City (City of) Industrial Development Authority (Downtown Redevelopment District); Series 2011 A, Ref. RB	5.50%	09/01/24	5,990	7,138,882
Ladue School District;
Series 2007, Ref. & Improvement Unlimited Tax GO Bonds	4.75%	03/01/27	555	598,601
Series 2007, Ref. & Improvement Unlimited Tax GO Bonds	4.75%	03/01/27	445	476,279
Maryland Heights (City of) (South Heights Redevelopment); Series 2007 A, Ref. Tax Increment Allocation RB	5.50%	09/01/18	315	327,077
Missouri (State of) Health & Educational Facilities Authority (Children’s Mercy Hospital); Series 2009, RB	5.63%	05/15/39	2,500	2,812,850
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2005 B, Ref. Senior Living Facilities RB	5.13%	02/01/27	1,200	1,254,108
Series 2010, Senior Living Facilities RB	5.50%	02/01/42	950	1,037,315
Raytown (City of) (Raytown Live Redevelopment Plan); Series 2007 1, Annual Appropriation-Supported Tax RB	5.13%	12/01/31	3,325	3,471,533
St. Louis (City of) Industrial Development Authority (Loughborough Commons Redevelopment); Series 2007, Ref. Community Improvement District Tax Increment Allocation RB	5.75%	11/01/27	450	456,062
St. Louis (County of) Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, Senior Living Facilities RB	5.88%	09/01/43	1,750	1,936,165
St. Louis (County of) Industrial Development Authority (Friendship Village of West County); Series 2007 A, Senior Living Facilities RB	5.38%	09/01/21	1,000	1,044,730
St. Louis (County of) Industrial Development Authority (Ranken Jordan);
Series 2007, Ref. Health Facilities RB	5.00%	11/15/27	1,350	1,359,274
Series 2007, Ref. Health Facilities RB	5.00%	11/15/35	2,600	2,602,548
St. Louis (County of) Industrial Development Authority (St. Andrew’s Resources for Seniors);
Series 2007 A, Senior Living Facilities RB	6.38%	12/01/30	500	524,640
Series 2007 A, Senior Living Facilities RB	6.38%	12/01/41	1,250	1,302,362
St. Louis Municipal Finance Corp.; Series 2007, Recreation Sales Tax Leasehold RB (INS–AMBAC)(a)	4.50%	02/15/28	1,000	1,014,370
				34,407,569

Montana–0.05%
Montana (State of) Facility Finance Authority (Benefit Health System Obligated Group); Series 2011 A, Hospital RB (INS–AGC)(a)	5.75%	01/01/31	1,000	1,184,020

Nebraska–1.11%
Central Plains Energy Project (No. 3); Series 2012, Gas RB	5.00%	09/01/32	2,000	2,225,960
Nebraska (State of) Municipal Energy Agency; Series 2009 A, Ref. Power Supply System RB (INS–BHAC)(a)	5.38%	04/01/39	4,000	4,565,800
Nebraska (State of) Public Power District; Series 2007 B, General RB(c)	5.00%	01/01/37	15,570	16,843,159
University of Nebraska (Lincoln); Series 2009 A, Student Fees & Facilities RB	5.25%	07/01/39	1,000	1,120,840

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nebraska–(continued)
University of Nebraska (Omaha Health & Recreation); Series 2008, RB	5.00%	05/15/33	$1,000	$1,102,590
				25,858,349

Nevada–1.10%
Clark (County of) (Las Vegas-McCarran International Airport);
Series 2010 A, Passenger Facility Charge RB	5.13%	07/01/34	2,000	2,262,460
Series 2010 A, Passenger Facility Charge RB	5.25%	07/01/42	2,000	2,266,980
Series 2010 A, Passenger Facility Charge RB (INS–AGM)(a)	5.25%	07/01/39	5,500	6,236,890
Clark (County of) Water Reclamation District; Series 2008, Limited Tax GO Bonds	5.63%	07/01/32	1,500	1,714,020
Clark (County of); Series 1992 A, Transportation Improvement Limited Tax GO Bonds (INS–AMBAC)(a)	6.50%	06/01/17	3,000	3,393,360
Clark County School District; Series 2007 C, Building Limited Tax GO Bonds	5.00%	06/15/26	4,000	4,412,640
Las Vegas (City of) Valley Water District; Series 2009 B, Limited Tax GO Bonds	5.00%	06/01/29	800	908,352
Mesquite (City of) (Special Improvement District No. 07-01-Anthem at Mesquite);
Series 2007, Special Assessment Local Improvement RB	5.85%	08/01/18	540	562,718
Series 2007, Special Assessment Local Improvement RB	6.00%	08/01/27	460	471,435
Nevada (State of) (Municipal Bond Bank—R9A Thru R13F); Series 2005, Limited Tax GO Bonds (INS–AGM)(a)	5.00%	12/01/23	3,500	3,544,135
				25,772,990

New Hampshire–0.61%
Manchester (City of); Series 2009 A, Ref. General Airport RB (INS–AGM)(a)	5.13%	01/01/30	5,250	5,627,370
New Hampshire (State of) Business Finance Authority (Huggins Hospital); Series 2009, First Mortgage RB	6.88%	10/01/39	960	1,039,152
New Hampshire (State of) Health & Education Facilities Authority (Southern New Hampshire University); Series 2012, RB	5.00%	01/01/42	6,000	6,326,460
New Hampshire (State of) Health & Education Facilities Authority (Wentworth Douglas Hospital); Series 2011 A, RB	6.00%	01/01/34	1,100	1,268,322
				14,261,304

New Jersey–3.73%
Gloucester (County of) Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR(b)	5.00%	12/01/24	2,000	2,270,760
Landis Sewage Authority (Registered CARS); Series 1993, Sewer RB (INS–NATL)(a)(h)	9.91%	09/19/19	1,350	1,543,644
New Jersey (State of) Economic Development Authority (Paterson Charter School);
Series 2012 C, RB	5.00%	07/01/32	675	630,376
Series 2012 C, RB	5.30%	07/01/44	2,380	2,203,523
New Jersey (State of) Economic Development Authority (Provident Group-Montclair Properties LLC-Montclair State University Student Housing); Series 2010 A, RB	5.75%	06/01/31	3,020	3,421,267
New Jersey (State of) Economic Development Authority (Seabrook Village, Inc. Facility); Series 2006, Ref. Retirement Community RB	5.25%	11/15/26	750	773,925
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, Private Activity RB(b)	5.38%	01/01/43	1,500	1,671,210
New Jersey (State of) Economic Development Authority;
Series 2009, School Facilities Construction RB(c)(d)	5.50%	12/15/18	645	752,696
Series 2009, School Facilities Construction RB (INS–AGC)(a)	5.50%	12/15/34	355	405,495
Series 2009 BB, School Facilities Construction RB	5.00%	09/01/34	1,750	1,891,260
Series 2012, Ref. RB	5.00%	06/15/25	3,000	3,374,640
Series 2012, Ref. RB	5.00%	06/15/26	1,000	1,116,750
Series 2012, Ref. RB	5.00%	06/15/28	3,000	3,310,440
Subseries 2005 N-1, Ref. School Facilities Construction RB (INS–AMBAC)(a)	5.50%	09/01/24	3,885	4,671,518
New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health);
Series 2011 A, Ref. RB	5.63%	07/01/32	4,000	4,656,320
Series 2011 A, Ref. RB	5.63%	07/01/37	4,000	4,608,560
New Jersey (State of) Health Care Facilities Financing Authority (St. Joseph’s Health Care System); Series 2008, RB	5.75%	07/01/15	460	467,043
New Jersey (State of) Higher Education Student Assistance Authority; Series 2009 A, Student Loan RB	5.63%	06/01/30	1,000	1,118,870

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Housing & Mortgage Finance Agency;
Series 2008 AA, RB	6.38%	10/01/28	$1,430	$1,487,586
Series 2008 X, Single Family Housing RB(b)	5.10%	10/01/23	775	807,821
New Jersey (State of) Transportation Trust Fund Authority; Series 2006 C, Transportation System CAB RB (INS–AGC)(a)(g)	0.00%	12/15/26	10,000	6,486,000
New Jersey (State of) Turnpike Authority;
Series 1991 C, RB(c)	6.50%	01/01/16	130	136,924
Series 1991 C, RB(c)	6.50%	01/01/16	195	205,386
Series 1991 C, RB (INS–NATL)(a)	6.50%	01/01/16	370	389,281
Series 2009 H, RB	5.00%	01/01/36	1,000	1,109,670
Series 2009 I, RB	5.00%	01/01/35	2,000	2,218,640
Passaic Valley Sewage Commissioners; Series 2003 F, Sewer System RB (INS–NATL)(a)	5.00%	12/01/19	9,000	9,034,560
Tobacco Settlement Financing Corp.;
Series 2007 1A, Asset-Backed RB	4.50%	06/01/23	7,540	7,563,826
Series 2007 1A, Asset-Backed RB	4.63%	06/01/26	11,625	11,169,997
Series 2007 1A, Asset-Backed RB	5.00%	06/01/29	8,830	7,556,891
				87,054,879

New Mexico–0.44%
Farmington (City of) (Public Service Co. of New Mexico San Juan);
Series 2010 A, Ref. PCR(d)	5.20%	06/01/20	2,000	2,256,160
Series 2010 C, Ref. PCR	5.90%	06/01/40	4,100	4,598,109
New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Health Care Services); Series 2008 A, Hospital RB(f)	6.38%	08/01/32	3,000	3,470,940
				10,325,209

New York–8.66%
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(g)	0.00%	07/15/35	5,000	1,990,550
Series 2009, PILOT RB	6.25%	07/15/40	2,710	3,219,615
Series 2009, PILOT RB	6.38%	07/15/43	1,130	1,346,124
Long Island (City of) Power Authority; Series 2014 C, Ref. Floating Rate General RB(d)(m)	0.77%	11/01/18	2,000	2,000,000
Long Island Power Authority;
Series 2000 A, Electric System General CAB RB (INS–AGM)(a)(g)	0.00%	06/01/17	5,000	4,847,250
Series 2008 A, Electric System General RB	6.00%	05/01/33	5,000	5,871,550
Series 2008 A, Electric System General RB (INS–BHAC)(a)	5.50%	05/01/33	5,000	5,834,900
Metropolitan Transportation Authority;
Series 2011 A, RB	5.00%	11/15/41	2,000	2,233,740
Series 2013 A, RB	5.00%	11/15/38	3,025	3,417,887
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC); Series 2010, Special Obligation RB	6.00%	12/01/42	3,000	3,540,570
New York & New Jersey (States of) Port Authority; Ninety-Third Series 1994, Consolidated RB	6.13%	06/01/94	5,250	6,327,142
New York (City of) Industrial Development Agency (Polytechnic University);
Series 2007, Ref. Civic Facility RB (INS–ACA)(a)	5.25%	11/01/27	5,000	5,545,450
Series 2007, Ref. Civic Facility RB (INS–ACA)(a)	5.25%	11/01/37	2,500	2,755,500
New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2009, PILOT RB (INS–AGC)(a)	6.38%	01/01/39	1,000	1,161,080
New York (City of) Municipal Water Finance Authority; Series 2012 FF, Water & Sewer System RB(f)	5.00%	06/15/45	28,610	32,086,115
New York (City of) Transitional Finance Authority;
Series 2009 S-3, Building Aid RB(f)	5.25%	01/15/39	2,000	2,256,620
Series 2013, Sub. Future Tax Sec. RB(f)	5.00%	11/01/38	5,465	6,323,770
Subseries 2009 A-1, Future Tax Sec. RB(f)	5.00%	05/01/28	5,570	6,370,353
Subseries 2009 A-1, Future Tax Sec. RB(f)	5.00%	05/01/29	4,455	5,087,343
Subseries 2009 A-1, Future Tax Sec. RB(f)	5.00%	05/01/30	4,455	5,079,591
Subseries 2013, Sub. Future Tax Sec. RB(f)	5.00%	11/01/42	12,625	14,494,258

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of);
Series 2007 D-1, Unlimited Tax GO Bonds	5.13%	12/01/22	$2,500	$2,803,424
Subseries 2008 L-1, Unlimited Tax GO Bonds	5.00%	04/01/27	2,225	2,474,111
New York (State of) Dormitory Authority (General Purpose); Series 2011 A, State Personal Income Tax RB(f)	5.00%	03/15/31	21,885	25,245,661
New York (State of) Dormitory Authority (North Shore—Long Island Jewish Obligated Group);
Series 2011 A, RB	5.00%	05/01/32	1,000	1,109,890
Series 2011 A, RB	5.00%	05/01/41	1,000	1,099,840
New York (State of) Dormitory Authority (State University Dormitory Facilities); Series 2011A, Lease RB	5.00%	07/01/35	1,000	1,138,000
New York (State of) Dormitory Authority (State University Educational Facilities); Series 1993 A, RB	5.25%	05/15/15	1,790	1,809,779
New York (State of) Dormitory Authority (Suffolk County); Series 1986, Judicial Facilities Lease RB(c)	7.38%	07/01/16	3,040	3,209,997
New York (State of) Dormitory Authority; Series 2014 C, Personal Income Tax RB(f)	5.00%	03/15/40	12,030	13,785,779
New York (State of) Energy Research & Development Authority (Brooklyn Union Gas Co.); Series 1991 B, Gas Facilities Residual Interest RB(b)(h)	13.55%	07/01/26	3,000	3,031,140
New York (State of) Energy Research & Development Authority; Series 1993, Regular Residual Interest RB(h)	12.39%	04/01/20	2,500	2,506,200
New York (State of) Thruway Authority (Transportation); Series 2009 A, Personal Income Tax RB(f)	5.00%	03/15/28	2,000	2,285,200
New York (State of); Series 2009 A, Unlimited Tax GO Bonds	5.00%	02/15/39	500	566,760
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. Liberty RB(e)	5.00%	11/15/44	10,905	11,505,320
New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB (Acquired 08/07/06; Cost $636,422)(e)(i)	6.13%	02/15/19	750	8
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2005 C, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/21	1,545	1,567,603
Suffolk (County of) Water Authority; Series 2011, Ref. RB	5.00%	06/01/40	2,135	2,414,066
Triborough Bridge & Tunnel Authority;
Series 1992 Y, General Purpose RB(c)	5.50%	01/01/17	1,305	1,377,715
Series 1993 B, General Purpose RB(c)	5.00%	01/01/20	1,960	2,235,400
				201,955,301

North Carolina–0.58%
Johnston (County of) Memorial Hospital Authority (Johnston Memorial Hospital); Series 2008, RB (INS–AGM)(a)	5.25%	10/01/24	5,875	6,501,628
North Carolina (State of) Medical Care Commission (Duke University Health System); Series 2009 A, Health Care Facilities RB	5.00%	06/01/39	1,000	1,130,270
North Carolina (State of) Medical Care Commission (Lutheran Services); Series 2012, Ref. First Mortgage Health Care Facilities RB	4.25%	03/01/24	2,000	2,047,500
North Carolina (State of) Medical Care Commission (Southminster); Series 2007 A, First Mortgage Retirement Facilities RB	5.63%	10/01/27	1,000	1,034,890
North Carolina (State of) Turnpike Authority; Series 2009 A, Triangle Expressway System RB (INS–AGC)(a)	5.13%	01/01/24	2,000	2,206,680
Oak Island (Town of); Series 2009, Enterprise System RB (INS–AGC)(a)	6.00%	06/01/34	500	586,220
				13,507,188

North Dakota–0.34%
Cass (County of) (Essentia Health Obligated Group); Series 2008 A, Health Care Facilities RB (INS–AGC)(a)	5.13%	02/15/37	1,000	1,107,590
Fargo (City of) (Sanford); Series 2011, Health System RB	6.25%	11/01/31	1,250	1,549,613
Grand Forks (City of) (4000 Valley Square); Series 2006, Ref. Senior Housing RB	5.20%	12/01/26	1,000	1,008,420
McLean (County of) (Great River Energy); Series 2010 B, Solid Waste Facilities RB	5.15%	07/01/40	2,000	2,135,760
North Dakota (State of) Board of Higher Education (North Dakota State University); Series 2007, Housing & Auxiliary Facilities RB (INS–AMBAC)(a)	5.00%	04/01/27	1,085	1,159,778
Ward (County of) (Trinity Obligated Group); Series 2006, Health Care Facilities RB	5.13%	07/01/29	1,000	1,016,830
				7,977,991

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–3.09%
Adams (County of) (Adams County Hospital); Series 2005, Hospital Facility Improvement RB(i)	6.25%	09/01/20	$2,760	$1,324,607
Akron, Bath & Copley Joint Township Hospital District (Medical Center of Akron); Series 2012, RB	5.00%	11/15/32	1,000	1,121,630
Allen (County of) (Catholic Healthcare Partners); Series 2010 A, Hospital Facilities RB	5.00%	06/01/38	1,025	1,146,258
Beavercreek City School District; Series 2009, School Improvement Unlimited Tax GO Bonds(c)(d)	5.00%	06/01/19	1,000	1,166,210
Cleveland (City of);
Series 1993 G, Ref. First Mortgage Waterworks Improvement RB (INS–NATL)(a)	5.50%	01/01/21	3,375	3,874,196
Series 2008 B-1, Public Power System CAB RB (INS–NATL)(a)(g)	0.00%	11/15/25	2,895	2,046,881
Series 2012 A, Ref. Airport System RB	5.00%	01/01/29	5,000	5,532,900
Cleveland-Cuyahoga (County of) Port Authority (Constellation Schools);
Series 2014 A, Ref. & Improvement Lease RB(e)	5.75%	01/01/24	760	814,310
Series 2014 A, Ref. & Improvement Lease RB(e)	6.50%	01/01/34	2,450	2,640,880
Cuyahoga (County of) (Eliza Jennings Senior Care Network); Series 2007 A, Health Care & Independent Living Facilities RB	5.75%	05/15/27	500	515,565
Hamilton (County of) (Christ Hospital);
Series 2012, Health Care Facilities RB	5.25%	06/01/27	3,295	3,793,533
Series 2012, Health Care Facilities RB	5.50%	06/01/42	6,000	6,757,080
Hamilton (County of) (Life Enriching Communities); Series 2006 A, Ref. Health Care RB	5.00%	01/01/37	4,750	4,877,252
Lorain (County of) (Catholic Healthcare Partners);
Series 2003 C-1, Ref. Hospital Facilities RB (INS–AGM)(a)	5.00%	04/01/24	1,750	1,927,783
Series 2006 H, Hospital Facilities RB (INS–AGC)(a)	5.00%	02/01/24	4,810	5,300,235
Middleburg Heights (City of) (Southwest General Health Center);
Series 2011, Hospital Facilities RB	5.13%	08/01/31	1,750	1,894,060
Series 2011, Hospital Facilities RB	5.25%	08/01/36	1,500	1,633,230
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/44	5,000	5,182,700
Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2009 A, Ref. Hospital RB	5.50%	01/01/39	3,750	4,240,687
Ohio (State of) Air Quality Development Authority (Columbus Southern Power Co.); Series 2009 B, Ref. RB	5.80%	12/01/38	3,000	3,362,310
Ohio (State of) Air Quality Development Authority (FirstEnergy Generation Corp.); Series 2009 C, Ref. PCR	5.63%	06/01/18	5,850	6,520,995
Ohio (State of) Housing Finance Agency (Covenant House Apartments); Series 2008 C, MFH Mortgage RB (CEP–GNMA)(b)	6.10%	09/20/49	2,845	3,054,420
Ohio (State of) Water Development Authority (FirstEnergy Nuclear Generation Corp.); Series 2009 A, Ref. PCR(d)	5.88%	06/01/16	2,140	2,269,213
Reynoldsburg City School District; Series 2008, School Facilities Construction & Improvement Unlimited Tax GO Bonds (CEP–Ohio School District)	5.00%	12/01/32	1,000	1,103,090
				72,100,025

Oklahoma–0.75%
Grand River Dam Authority;
Series 2008 A, RB (INS–BHAC)(a)	5.00%	06/01/21	3,735	4,207,366
Series 2008 A, RB (INS–BHAC)(a)	5.00%	06/01/22	3,735	4,202,211
Series 2008 A, RB (INS–BHAC)(a)	5.00%	06/01/23	6,350	7,137,781
Oklahoma (State of) Colleges Board Of Regents (University of Central Oklahoma); Series 2004 B, Student Facilities RB (INS–AMBAC)(a)	5.50%	06/01/24	2,000	2,008,640
				17,555,998

Oregon–0.54%
Beaverton School District;
Series 2009, Limited Tax GO Bonds (INS–AGC)(a)	5.00%	06/01/31	750	854,318
Series 2009, Limited Tax GO Bonds (INS–AGC)(a)	5.13%	06/01/36	500	571,220
Forest Grove (City of) (Pacific University); Series 2014 A, Ref. Campus Improvement RB	5.25%	05/01/34	2,000	2,265,100
Oregon (State of) Facilities Authority (Samaritan Health Services); Series 2010 A, Ref. RB	5.00%	10/01/30	1,500	1,630,440
Portland (City of); Series 2011 B, Central Eastside Urban Renewal & Redevelopment Tax Allocation RB	5.25%	06/15/29	900	1,013,220
Salem (City of) Hospital Facility Authority (Capital Manor, Inc.);
Series 2012, Ref. RB	5.63%	05/15/32	1,000	1,109,320
Series 2012, Ref. RB	5.75%	05/15/27	1,000	1,134,150

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon–(continued)
Warm Springs Reservation Confederated Tribes of Oregon (Pelton Round Butte); Series 2009 B, Tribal Economic Development Hydroelectric RB(e)	6.38%	11/01/33	$3,500	$3,911,285
				12,489,053

Pennsylvania–1.69%
Allegheny (County of) Higher Education Building Authority (Duquesne University); Series 2011 A, University RB	5.25%	03/01/27	700	797,678
Allegheny (County of) Port Authority; Series 2011, Ref. Special Transportation RB	5.75%	03/01/29	1,385	1,649,133
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/35	1,000	1,123,810
Erie (City of) Parking Authority; Series 2010, Gtd. RB (INS–AGM)(a)	5.20%	09/01/35	1,000	1,113,130
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	4.75%	07/01/22	2,125	2,279,976
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2008, RB (INS–AGC)(a)	5.50%	10/01/32	2,250	2,495,700
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB(b)(e)	5.50%	11/01/44	3,300	3,416,424
Pennsylvania (State of) Higher Educational Facilities Authority (Drexel University); Series 2011 A, RB	5.13%	05/01/36	500	554,725
Pennsylvania (State of) Turnpike Commission;
Series 2009 A, Sub. RB (INS–AGC)(a)	5.00%	06/01/39	1,850	2,039,403
Subseries 2009 A, Sub. RB (INS–AGC)(a)	5.00%	06/01/24	4,000	4,572,360
Subseries 2010 B-2, Sub. Conv. CAB RB(l)	5.75%	12/01/28	4,550	4,948,398
Subseries 2010 B-2, Sub. Conv. CAB RB(l)	6.00%	12/01/34	2,750	2,981,083
Subseries 2014 A-2, Sub. Turnpike Conv. CAB RB(l)	5.13%	12/01/40	5,500	3,848,350
Philadelphia (City of);
Ninth Series 2010, Gas Works RB	5.00%	08/01/30	500	555,555
Series 2009 B, Limited Tax GO Bonds(c)(d)	7.00%	07/15/16	2,425	2,648,221
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS–AGM)(a)	5.00%	02/01/31	2,000	2,261,280
State Public School Building Authority (Harrisburg School District); Series 2009 A, RB (INS–AGC)(a)	5.00%	11/15/33	2,000	2,196,580
				39,481,806

Puerto Rico–0.94%
Puerto Rico (Commonwealth of) Electric Power Authority; Series 1989 O, CAB RB(c)(g)	0.00%	07/01/17	15,000	13,757,550
Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 1993 X, Ref. RB(c)	5.50%	07/01/15	2,815	2,866,880
Puerto Rico (Commonwealth of); Series 2014 A, Unlimited Tax GO Bonds	8.00%	07/01/35	6,275	5,243,767
Puerto Rico Sales Tax Financing Corp.; First Subseries 2009 A, RB(c)(d)	5.50%	08/01/19	20	23,831
				21,892,028

Rhode Island–0.13%
Rhode Island (State of) Turnpike & Bridge Authority; Series 2010 A, RB	5.00%	12/01/35	500	561,525
Rhode Island Economic Development Corp.; Series 2008 A, Airport RB (INS–AGC)(a)(b)	5.25%	07/01/28	1,810	1,991,036
Rhode Island Health & Educational Building Corp. (Lifespan Obligated Group); Series 2009 A, Hospital Financing RB (INS–AGC)(a)	6.25%	05/15/30	500	585,725
				3,138,286

South Carolina–1.87%
Charleston Educational Excellence Finance Corp. (Charleston County School District); Series 2005, Installment Purchase RB(c)(d)	5.25%	12/01/15	5,000	5,194,300
College of Charleston; Series 2007 D, Academic & Administrative Facilities RB (INS–SGI)(a)	4.63%	04/01/30	1,500	1,588,935
Easley (City of); Series 2005, Ref. & Improvement Utility System RB(c)(d)	5.00%	12/01/15	5,170	5,356,172
Greenwood (County of) (Self Regional Healthcare); Series 2012 B, Ref. Hospital RB	5.00%	10/01/31	2,120	2,371,114
Horry (County of); Series 2010 A, Airport RB	5.00%	07/01/40	2,000	2,206,900
Piedmont Municipal Power Agency;
Series 2008 A-2, Electric RB	5.00%	01/01/24	2,000	2,199,460
Series 2011 C, Ref. Electric RB (INS–AGC)(a)	5.00%	01/01/30	500	558,585
Series 2011 D, Ref. Electric RB (INS–AGC)(a)	5.75%	01/01/34	1,000	1,171,490

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health);
Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(a)	5.00%	02/01/19	$1,000	$1,135,520
Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(a)	5.38%	02/01/29	2,000	2,232,860
Series 2009 B, Ref. & Improvement Hospital RB (INS–AGC)(a)	5.50%	02/01/38	3,000	3,397,620
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes); Series 2013, Health Facilities RB	5.00%	05/01/28	2,000	2,122,460
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance);
Series 2009, Ref. & Improvement Hospital RB	5.75%	08/01/39	1,000	1,099,920
Series 2013 A, Ref. Hospital RB	5.25%	08/01/30	3,850	4,433,506
South Carolina (State of) Jobs-Economic Development Authority (The Woodlands at Furman);
Series 2012, Ref. RB	6.00%	11/15/32	713	730,125
Series 2012, Ref. Sub. CAB RB(g)	0.00%	11/15/47	306	30,203
South Carolina (State of) Jobs-Economic Development Authority (Wesley Commons); Series 2006, Ref. First Mortgage Health Facilities RB	5.13%	10/01/26	500	504,200
South Carolina (State of) Public Service Authority (Santee Cooper); Series 2008 A, RB	5.50%	01/01/38	2,000	2,277,620
Spartanburg (County of) Regional Health Services District; Series 2008 D, Ref. RB (INS–AGC)(a)	5.25%	04/15/22	4,465	4,957,713
				43,568,703

South Dakota–0.59%
Rapid City (City of); Series 2011 A, Ref. Airport RB	6.75%	12/01/31	1,500	1,704,945
South Dakota (State of) Health & Educational Facilities Authority (Avera Health); Series 2012 A, RB	5.00%	07/01/42	4,000	4,451,560
South Dakota (State of) Health & Educational Facilities Authority (Vocational Education Program); Series 2008, RB(c)(d)	5.50%	08/01/18	4,000	4,610,120
South Dakota (State of) Housing Development Authority (Homeownership Mortgage); Series 2008 G, RB	6.00%	05/01/28	140	140,909
South Dakota (State of); Series 1993 A, Lease Revenue Trust Ctfs.(c)	6.70%	09/01/17	2,540	2,758,821
				13,666,355

Tennessee–0.47%
Chattanooga (City of) Health, Educational & Housing Facility Board (Community Development Financial Institution Phase I LLC); Series 2005 A, Ref. Sr. RB	5.00%	10/01/25	1,000	1,009,780
Johnson City (City of) Health & Educational Facilities Board (Mountain States Health Alliance);
Series 2006 A, First Mortgage Hospital RB	5.50%	07/01/36	1,000	1,040,200
Series 2010, Hospital RB	5.63%	07/01/30	2,000	2,286,580
Nashville (City of) & Davidson (County of) Metropolitan Government Health & Educational Facilities Board (Blakeford at Green Hills);
Series 2012, Ref. & Improvement RB	5.00%	07/01/27	2,000	2,179,220
Series 2012, Ref. & Improvement RB	5.00%	07/01/32	1,500	1,625,835
Series 2012, Ref. & Improvement RB	5.00%	07/01/37	1,100	1,178,386
Shelby (County of) Health, Educational & Housing Facilities Board (The Village at Germantown Inc.);
Series 2014, Residential Care Facility Mortgage RB	5.00%	12/01/34	500	524,780
Series 2014, Residential Care Facility Mortgage RB	5.25%	12/01/44	1,165	1,222,528
				11,067,309

Texas–11.15%
Alliance Airport Authority, Inc. (Federal Express Corp.); Series 2006, Ref. Special Facilities RB(b)	4.85%	04/01/21	3,615	3,721,570
Angelina & Neches River Authority Industrial Development Corp. (Aspen Power LLC); Series 2007 A, Environmental Facilities RB(b)(i)	6.50%	11/01/29	430	167,588
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, Education RB	7.00%	03/01/34	1,000	1,064,740
Beaumont (City of); Series 2008, Limited Tax GO Ctfs. (INS–AGC)(a)	5.00%	03/01/30	1,000	1,075,090
Bexar (County of) (Motor Vehicle Rental Tax); Series 2009, Venue RB (INS–BHAC)(a)	5.00%	08/15/39	1,020	1,131,364
Bexar (County of) Metropolitan Water District; Series 2009, Ref. Waterworks System RB	5.00%	05/01/39	1,500	1,631,910
Bexar County Health Facilities Development Corp. (St. Luke’s Lutheran Hospital); Series 1991, Hospital RB(c)	7.00%	05/01/21	500	625,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Brazoria (County of) Brazos River Harbor Navigation District (The Dow Chemical Co.); Series 2002 A, Environmental Facilities RB(b)	5.95%	05/15/33	$1,100	$1,230,295
Brazos Harbor Industrial Development Corp. (Dow Chemical); Series 2008, Environmental Facilities RB(b)(d)	5.90%	05/01/28	1,050	1,141,917
Capital Area Cultural Education Facilities Finance Corp. (The Roman Catholic Diocese of Austin); Series 2005 B, RB	6.13%	04/01/45	4,500	5,262,705
Central Texas Regional Mobility Authority;
Series 2011, Sr. Lien RB	5.75%	01/01/31	1,000	1,160,320
Series 2011, Sr. Lien RB	6.00%	01/01/41	5,000	5,827,550
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, Education RB	6.00%	08/15/43	2,000	2,414,840
Dallas (City of) (Civic Center Convention Complex); Series 2009, Ref. & Improvement RB (INS–AGC)(a)	5.25%	08/15/34	4,000	4,528,400
Decatur (City of) Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB	5.00%	09/01/34	1,250	1,337,862
Series 2014 A, Ref. RB	5.25%	09/01/44	1,500	1,612,695
Friendswood Independent School District; Series 2008, Schoolhouse Unlimited Tax GO Bonds (CEP– Texas Permanent School Fund)	5.00%	02/15/26	2,840	3,156,376
Galena Park Independent School District; Series 1996, Ref. Unlimited Tax CAB GO Bonds (CEP–Texas Permanent School Fund)(g)	0.00%	08/15/23	2,000	1,668,800
Harris (County of);
Series 2007 C, Ref. Sub. Lien Toll Road Unlimited Tax GO Bonds (INS–AGM)(a)	5.25%	08/15/31	6,665	8,632,708
Series 2009 A, Sr. Lien Toll Road RB	5.00%	08/15/31	2,920	3,354,000
Series 2009 A, Sr. Lien Toll Road RB	5.00%	08/15/38	1,000	1,127,410
Harris County Cultural Education Facilities Finance Corp. (Baylor College of Medicine); Series 2008 D, Ref. Medical Facilities RB	5.38%	11/15/28	825	923,249
Harris County Cultural Education Facilities Finance Corp. (TECO); Series 2009 A, Thermal Utility RB	5.25%	11/15/35	1,100	1,255,793
Harris County Health Facilities Development Corp. (Memorial Hermann Healthcare System); Series 2008 B, Ref. RB(c)(d)	7.25%	12/01/18	1,000	1,231,570
Harris County Health Facilities Development Corp. (TECO); Series 2008, Thermal Utility RB (INS–AGC)(a)	5.00%	11/15/26	3,860	4,319,842
Harris County Health Facilities Development Corp. (Texas Medical Center Central Heating and Cooling Services Corp.); Series 2008, Thermal Utility RB (INS–AGC)(a)	5.00%	11/15/27	3,180	3,541,757
Hopkins (County of) Hospital District; Series 2008, RB	5.50%	02/15/23	1,805	1,865,197
Houston (City of) Convention & Entertainment Facilities Department;
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS–AGM)(a)(g)	0.00%	09/01/26	8,750	5,889,800
Series 2001 B, Hotel Occupancy Tax & Special CAB RB (INS–AGM)(a)(g)	0.00%	09/01/27	3,600	2,280,744
Houston (City of); Series 2009 A, Ref. Sr. Lien Airport System RB	5.50%	07/01/34	875	992,889
Houston Higher Education Finance Corp. (Cosmos Foundation, Inc.);
Series 2011 A, RB	6.50%	05/15/31	1,740	2,153,198
Series 2011 A, RB	6.88%	05/15/41	1,700	2,140,351
Houston Independent School District; Series 2008, Schoolhouse Limited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/26	6,875	7,455,044
Laredo Community College District; Series 2010, Combined Fee RB (INS–AGM)(a)	5.25%	08/01/35	1,000	1,148,600
Love Field Airport Modernization Corp. (Southwest Airlines Co.);
Series 2010, Special Facilities RB	5.25%	11/01/40	1,000	1,098,210
Series 2012, Special Facilities RB(b)	5.00%	11/01/28	2,000	2,254,860
Lower Colorado River Authority;
Series 2012 A, Ref. RB(c)(d)	5.00%	05/15/22	10	12,202
Series 2012 A, Ref. RB	5.00%	05/15/30	4,585	5,198,152
Lubbock Health Facilities Development Corp. (Carillon Senior LifeCare Community); Series 2005 A, Ref. First Mortgage RB	6.63%	07/01/36	4,000	4,127,840
Lufkin Health Facilities Development Corp. (Memorial Health System of East Texas); Series 2009, Ref. & Improvement RB(c)(d)	6.00%	02/15/19	2,500	2,986,025
Mesquite Health Facilities Development Corporation (Christian Care Centers, Inc.);
Series 2014, Ref. RB	5.13%	02/15/30	1,750	1,849,120
Series 2014, Ref. RB	5.13%	02/15/42	2,000	2,056,420

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
New Hope Cultural Education Facilities Corp. (Morningside Ministries); Series 2013, First Mortgage RB	6.50%	01/01/43	$2,350	$2,660,905
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, Student Housing RB	5.00%	04/01/46	3,000	3,194,400
Newark Cultural Education Facilities Finance Corp. (A.W. Brown-Fellowship Leadership); Series 2012, Lease RB	6.00%	08/15/42	2,330	2,405,469
North Texas Tollway Authority;
Series 2005 C, Dallas North Tollway System RB	5.38%	01/01/21	1,000	1,143,410
Series 2008, Ref. First Tier RB(c)(d)	6.00%	01/01/18	1,755	2,004,982
Series 2008, Ref. First Tier RB	6.00%	01/01/23	245	276,240
Series 2008 A, Ref. First Tier System RB	5.63%	01/01/33	3,500	3,878,770
Series 2008 A, Ref. First Tier System RB (INS–AGC)(a)	5.63%	01/01/33	1,750	1,943,515
Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(a)(g)	0.00%	01/01/28	12,800	7,857,920
Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(a)(g)	0.00%	01/01/29	2,165	1,272,630
Series 2008 D, Ref. First Tier System CAB RB (INS–AGC)(a)(g)	0.00%	01/01/31	4,710	2,520,604
Series 2008 F, Ref. Second Tier System RB(c)(d)	6.13%	01/01/20	5,000	5,243,900
Series 2008 K-1, Ref. First Tier System RB (INS–AGC)(a)	5.75%	01/01/38	1,630	1,863,514
Series 2011, Ref. First Tier System RB	5.00%	01/01/38	1,000	1,095,770
Series 2014 C, Ref. Floating Rate First Tier RB(d)(m)	0.69%	01/01/20	5,000	5,000,000
Nueces River Authority (Corpus Christi);
Series 2005, Ref. Facilities RB (INS–AGM)(a)	5.00%	07/15/25	2,750	2,799,225
Series 2005, Ref. Facilities RB (INS–AGM)(a)	5.00%	03/01/27	2,000	2,032,780
Parker (County of); Series 2009, Road Unlimited Tax GO Bonds (INS–AGC)(a)	5.13%	02/15/31	1,000	1,128,840
Pflugerville (City of);
Series 2009, Limited Tax GO Bonds (INS–AGC)(a)	5.30%	08/01/31	860	992,345
Series 2009, Limited Tax GO Ctfs. (INS–AGC)(a)	5.38%	08/01/32	755	869,345
Pharr-San Juan-Alamo Independent School District;
Series 2006, Ref. Unlimited Tax GO Bonds(c)(d)	5.13%	02/01/16	570	596,032
Series 2006, Ref. Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.13%	02/01/24	440	459,232
Red River Health Facilities Development Corp. (MRC Crossing);
Series 2014 A, Retirement Facility RB	6.75%	11/15/24	750	875,138
Series 2014 B-1, TEMPS-75SM Retirement Facility RB	6.13%	11/15/20	1,700	1,722,848
Red River Health Facilities Development Corp. (Parkview on Hollybrook); Series 2013 A, First Mortgage RB	6.38%	07/01/33	1,470	1,529,094
Richardson Independent School District; Series 2008, School Building Unlimited Tax GO Bonds	5.25%	02/15/33	1,000	1,114,390
Sachse (City of); Series 2009, Ref. & Improvement Limited Tax GO Bonds(c)	5.25%	02/15/31	500	566,395
San Jacinto River Authority (Groundwater Reduction Plan Division);
Series 2011, Special Project RB (INS–AGM)(a)	5.00%	10/01/32	1,250	1,391,137
Series 2011, Special Project RB (INS–AGM)(a)	5.00%	10/01/37	1,000	1,102,960
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2009, Retirement Facility RB	6.13%	11/15/29	2,000	2,207,560
Tarrant County Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community, Inc.); Series 2007, Retirement Facility RB	5.75%	11/15/37	345	354,332
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Retirement Services, Inc.);
Series 2007, Retirement Facility RB	5.00%	11/15/17	500	537,050
Series 2007, Retirement Facility RB	5.25%	11/15/37	4,000	4,266,360
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, Retirement Facility RB	5.75%	02/15/25	2,200	2,260,170
Series 2007, Retirement Facility RB	5.75%	02/15/29	1,500	1,532,700
Tarrant County Cultural Education Facilities Finance Corp. (CHRISTUS Health);
Series 2008, Ref. RB(c)(d)	5.75%	07/01/16	525	535,715
Series 2008, Ref. RB(c)(d)	6.50%	01/01/19	875	1,049,991
Series 2008, Ref. RB (INS–AGC)(a)	5.75%	07/01/18	1,690	1,827,701
Series 2008, Ref. RB (INS–AGC)(a)	6.50%	07/01/37	3,375	3,920,602

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System); Series 2007 A, Ref. RB	5.00%	02/15/17	$2,700	$2,929,014
Tarrant County Health Facilities Development Corp.; Series 1987 B, RB(c)	5.00%	09/01/15	510	522,592
Texas (State of) (Transportation Commission); Series 2014, Floating Rate Unlimited Tax GO Bonds(d)(m)	0.40%	10/01/18	7,500	7,500,000
Texas (State of) Department of Housing & Community Affairs; Series 1992 C-2, Regular Residual Interest Home Mortgage RB (CEP–GNMA)(b)(h)	13.40%	07/02/24	225	238,460
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2015 B, Ref. CAB RB(g)	0.00%	08/15/36	7,670	3,005,566
Series 2015 B, Ref. CAB RB(g)	0.00%	08/15/37	9,995	3,740,829
Series 2015 C, Ref. Sub. RB	5.00%	08/15/42	7,100	7,819,514
Texas (State of) Transportation Commission;
Series 2006 A, First Tier RB(c)(d)	5.00%	04/01/16	2,000	2,102,740
Series 2008, Mobility Fund Unlimited Tax GO Bonds(f)	5.00%	04/01/28	4,000	4,477,560
Texas (State of) Turnpike Authority (Central Texas Turnpike System); Series 2002, First Tier CAB RB (INS–BHAC)(a)(g)	0.00%	08/15/27	1,000	664,150
Texas (State of); Series 2001 A, Ref. Water Development Unlimited Tax GO Bonds	5.25%	08/01/35	1,840	1,847,581
Texas A&M University System Board of Regents; Series 2009 A, Financing System RB	5.00%	05/15/25	1,610	1,864,090
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/26	1,460	1,821,219
Texas Municipal Gas Acquisition & Supply Corp. III;
Series 2012, Gas Supply RB	5.00%	12/15/23	2,000	2,306,320
Series 2012, Gas Supply RB	5.00%	12/15/28	6,310	7,051,299
Series 2012, Gas Supply RB	5.00%	12/15/31	1,875	2,077,575
Series 2012, Gas Supply RB	5.00%	12/15/32	3,865	4,254,785
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC North Tarrant Express Management Lanes); Series 2009, Sr. Lien RB	6.88%	12/31/39	5,460	6,504,225
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC); Series 2013, Sr. Lien RB(b)	7.00%	12/31/38	3,475	4,344,653
Texas Woman’s University; Series 2008, Financing System RB	5.13%	07/01/27	1,325	1,454,042
Tyler Health Facilities Development Corp. (Mother Frances Hospital Regional Health Care Center);
Series 2011, Hospital RB	5.13%	07/01/22	1,655	1,912,601
Series 2011, Hospital RB	5.25%	07/01/23	2,000	2,298,020
University of Houston; Series 2009, Ref. Consolidated RB	5.00%	02/15/29	1,000	1,126,370
Victoria Independent School District; Series 2008, School Building Unlimited Tax GO Bonds (CEP–Texas Permanent School Fund)	5.00%	02/15/23	1,790	1,993,863
Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. Lease RB (INS–AMBAC)(a)	5.38%	11/15/24	1,300	1,314,495
				259,860,457

Utah–0.27%
Pleasant Grove (City of); Series 2008, Water RB (INS–AGM)(a)	5.25%	12/01/33	710	795,115
Provo (City of); Series 1984 A, Electric RB(c)	10.38%	09/15/15	90	95,033
Salt Lake City (City of) (IHC Hospitals, Inc.); Series 1983, Hospital RB(c)	5.00%	06/01/15	1,620	1,640,493
Utah (State of) Charter School Finance Authority (Summit Academy); Series 2007 A, Charter School RB	5.80%	06/15/38	600	622,212
Utah (State of) Transit Authority; Series 2008 A, Sales Tax RB(c)(d)	5.00%	06/15/18	1,050	1,191,603
Utah Housing Corp.; Series 2008 C-1, Class III, Single Family Mortgage RB(b)	5.70%	07/01/28	1,815	1,870,502
				6,214,958

Vermont–0.35%
University of Vermont & State Agricultural College; Series 2009, RB	5.13%	10/01/39	1,275	1,441,120
Vermont (State of) Economic Development Authority (Central Vermont Public Service Corp.); Series 2010, Recovery Zone Facility Bonds	5.00%	12/15/20	1,250	1,463,225
Vermont (State of) Economic Development Authority (Wake Robin Corp.); Series 2006 A, Mortgage RB(c)	5.38%	05/01/36	3,300	3,474,801

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Vermont–(continued)
Vermont (State of) Educational & Health Buildings Financing Agency (Fletcher Allen Health Care); Series 2004 B, Hospital RB (INS–AGM)(a)	5.00%	12/01/34	$1,565	$1,684,190
				8,063,336

Virgin Islands–0.21%
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2010 A, Sr. Lien RB	5.00%	10/01/25	3,600	4,057,056
Series 2010 A, Sr. Lien RB	5.00%	10/01/29	750	823,868
				4,880,924

Virginia–1.14%
Hampton Roads Sanitation District; Series 2008, Wastewater RB	5.00%	04/01/38	2,000	2,212,640
Virginia (State of) Public School Authority; Series 2008, Special Obligation School Financing RB(c)(d)	6.00%	12/01/18	1,000	1,187,550
Virginia (State of) Small Business Financing Authority (Elizabeth River Crossings Opco, LLC);
Series 2012, Sr. Lien RB(b)	5.00%	07/01/27	4,465	4,910,428
Series 2012, Sr. Lien RB(b)	5.50%	01/01/42	4,920	5,408,359
Virginia (State of) Small Business Financing Authority (Express Lanes, LLC);
Series 2012, Sr. Lien RB(b)	5.00%	07/01/34	6,735	7,251,373
Series 2012, Sr. Lien RB(b)	5.00%	01/01/40	2,535	2,713,540
Washington (County of) Industrial Development Authority (Mountain States Health Alliance); Series 2009 C, Hospital Facility RB	7.50%	07/01/29	2,000	2,355,040
White Oak Village Shops Community Development Authority; Series 2007, Special Assessment RB	5.30%	03/01/17	538	566,078
				26,605,008

Washington–2.86%
FYI Properties (Washington State District); Series 2009, Lease RB	5.50%	06/01/39	1,000	1,144,930
Kalispel Tribe of Indians; Series 2008, RB	6.63%	01/01/28	950	939,797
King (County of) Housing Authority (Egis Housing Program); Series 2007, Capital Fund Program RB(b)(c)(d)	5.30%	06/01/17	1,025	1,115,364
King (County of) Public Hospital District No. 1; Series 2008 A, Limited Tax GO Bonds (INS–AGC)(a)	5.25%	12/01/28	3,575	3,942,903
Klickitat (County of) Public Utility District No. 1;
Series 2006 B, Ref. Electric RB (INS–NATL)(a)	5.00%	12/01/23	2,100	2,260,839
Series 2006 B, Ref. Electric RB (INS–NATL)(a)	5.00%	12/01/24	2,000	2,151,340
Lynnwood (City of) Public Facilities District (Convention Center); Series 2005, RB (INS–AMBAC)(a)	5.00%	12/01/34	4,140	4,154,449
Seattle (City of);
Series 2003, Ref. Water System RB (INS–NATL)(a)	5.00%	09/01/20	2,150	2,158,686
Series 2008, Drainage & Wastewater RB	5.00%	06/01/25	2,450	2,753,947
Series 2008, Ref. & Improvement Municipal Light & Power RB	5.75%	04/01/23	2,000	2,348,340
Seattle (Port of); Series 2005 A, Ref. Intermediate Lien RB (INS–NATL)(a)	5.00%	03/01/35	1,000	1,003,380
Washington (State of) Health Care Facilities Authority (Fred Hutchinson Cancer Research Center);
Series 2011, RB	5.63%	01/01/35	1,250	1,414,275
Series 2011, RB	6.00%	01/01/31	1,500	1,737,345
Washington (State of) Health Care Facilities Authority (MultiCare Health System);
Series 2004 A, RB (INS–AGM)(a)	5.25%	08/15/28	1,000	1,116,510
Series 2008 B, RB (INS–AGC)(a)	6.00%	08/15/39	2,000	2,344,860
Washington (State of) Health Care Facilities Authority (Providence Health); Series 2006 D, RB (INS–AGM)(a)	5.25%	10/01/33	5,000	5,616,350
Washington (State of) Higher Education Facilities Authority (Whitworth University);
Series 2009, Ref. RB	5.38%	10/01/29	500	544,545
Series 2009, Ref. RB	5.63%	10/01/40	1,500	1,629,495
Washington (State of) Housing Finance Commission (Wesley Homes); Series 2008, Non-Profit CR RB(e)	6.00%	01/01/27	1,100	1,166,429
Washington (State of);
Series 2007 B, Motor Vehicle Fuel Unlimited Tax GO Bonds(c)(d)	5.00%	07/01/17	2,250	2,481,502
Series 2010 B, Motor Vehicle Fuel Unlimited Tax GO Bonds(f)	5.00%	08/01/30	21,500	24,594,280
				66,619,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                         Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
West Virginia–0.11%
Harrison (County of) Commission (Allegheny Energy); Series 2007 D, Ref. Solid Waste Disposal RB(b)	5.50%	10/15/37	$1,000	$1,035,690
Ohio (County of) (Fort Henry Centre Financing District); Series 2007 A, Tax Increment Allocation RB	5.85%	06/01/34	250	258,575
Pleasants (County of) Commission (Allegheny Energy Supply Co., LLC Pleasants Station); Series 2007 F, Ref. PCR	5.25%	10/15/37	1,125	1,174,646
				2,468,911

Wisconsin–1.08%
Superior (City of) (Superior Water, Light & Power Co.); Series 2007 A, Ref. Collateralized Utility RB(b)	5.38%	11/01/21	2,000	2,182,540
Wisconsin (State of) Health & Educational Facilities Authority (Catholic Residential Services); Series 2007, Ref. RB	5.25%	05/01/28	1,250	1,188,262
Wisconsin (State of) Health & Educational Facilities Authority (Essentia Health Obligated Group); Series 2008 B, Health Care Facilities RB (INS–AGC)(a)	5.13%	02/15/30	1,500	1,679,850
Wisconsin (State of) Health & Educational Facilities Authority (Froedtert & Community Health Inc. Obligated Group); Series 2009, RB	5.00%	04/01/34	750	821,602
Wisconsin (State of) Health & Educational Facilities Authority (Meriter Hospital, Inc.);
Series 2011 A, RB(c)(d)	5.50%	05/01/21	2,000	2,482,580
Series 2011 A, RB(c)(d)	5.75%	05/01/21	1,000	1,256,040
Wisconsin (State of) Health & Educational Facilities Authority (Prohealth Care, Inc. Obligated Group);
Series 2009, RB(c)(d)	6.38%	02/15/19	500	603,610
Series 2009, RB(c)(d)	6.63%	02/15/19	1,000	1,216,910
Wisconsin (State of) Health & Educational Facilities Authority (Rogers Memorial Hospital Inc.); Series 2014, Ref. RB	5.00%	07/01/44	3,125	3,444,625
Wisconsin (State of) Housing & Economic Development Authority; Series 2008 A, Home Ownership RB(b)	5.30%	09/01/23	1,680	1,767,713
Wisconsin (State of);
Series 2009 A, General Fund Annual Appropriation RB	5.38%	05/01/25	2,355	2,741,244
Series 2009 A, General Fund Annual Appropriation RB	5.63%	05/01/28	5,000	5,889,200
				25,274,176

Wyoming–0.45%
Campbell (County of) (Basin Electric Power Cooperative); Series 2009 A, Solid Waste Facilities RB	5.75%	07/15/39	4,000	4,630,520
Sweetwater (County of) (FMC Corp.); Series 2005, Ref. Solid Waste Disposal RB(b)	5.60%	12/01/35	2,005	2,069,421
West Park Hospital District (West Park Hospital); Series 2011 A, RB	6.50%	06/01/31	1,000	1,165,770
Wyoming (State of) Municipal Power Agency; Series 2008 A, Power Supply RB	5.50%	01/01/33	2,360	2,613,487
				10,479,198
TOTAL INVESTMENTS(o)–109.06% (Cost $2,304,167,324)				2,542,353,154
FLOATING RATE NOTE OBLIGATIONS–(9.77)%
Notes with interest and fee rates ranging from 0.54% to 0.85% at 02/28/15 and contractual maturities of collateral ranging from 05/15/23 to 06/15/45 (See Note 1J)(p)				(227,790,000)
OTHER ASSETS LESS LIABILITIES–0.71%				16,485,816
NET ASSETS–100.00%				$2,331,048,970

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
CARS	– Convertible Auction Rate Security
CEP	– Credit Enhancement Provider
Connie Lee	– Connie Lee Insurance Co.
Conv.	– Convertible
COP	– Certificates of Participation
CR	– Custodial Receipts

Ctfs.	– Certificates
FHA	– Federal Housing Administration
FTA	– Federal Transit Administration
GNMA	– Government National Mortgage Association
GO	– General Obligation
Gtd.	– Guaranteed
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
Jr.	– Junior
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds

PILOT	– Payment-in-Lieu-of-Tax
RAB	– Revenue Anticipation Bonds
RAC	– Revenue Anticipation Certificates
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
SGI	– Syncora Guarantee, Inc.
Sr.	– Senior
Sub.	– Subordinated
TEMPS	– Tax-Exempt Mandatory Paydown Securities
VRD	– Variable Rate Demand
Wts.	– Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                         Invesco Municipal Income Fund

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security subject to the alternative minimum tax.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2015 was $59,152,383, which represented 2.54% of the Fund’s Net Assets.
(f)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(g)	Zero coupon bond issued at a discount.
(h)	Current coupon rate for inverse floating rate municipal obligations. This rate resets periodically as the rate on the related security changes. Positions in inverse floating rate municipal obligations have a total value of $10,608,212, which represented less than 1% of the Fund’s Net Assets.
(i)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2015 was $3,320,721, which represented less than 1% of the Fund’s Net Assets.
(j)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2015.
(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(l)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(m)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2015.
(n)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $13,050,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.
(o)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Assured Guaranty Corp.	9.3%
Assured Guaranty Municipal Corp.	8.1
National Public Finance Guarantee Corp.	5.9

(p)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2015. At February 28, 2015, the Fund’s investments with a value of $400,822,563 are held by TOB Trusts and serve as collateral for the $227,790,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                         Invesco Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2015

Assets:
Investments, at value (Cost $2,304,167,324)	$2,542,353,154
Receivable for:
Investments sold	13,315,671
Fund shares sold	5,661,326
Interest	28,520,879
Investment for trustee deferred compensation and retirement plans	368,027
Other assets	62,854
Total assets	2,590,281,911

Liabilities:
Floating rate note obligations	227,790,000
Payable for:
Investments purchased	13,373,532
Fund shares reacquired	2,081,559
Amount due custodian	11,485,392
Dividends	3,039,353
Accrued fees to affiliates	828,068
Accrued trustees’ and officers’ fees and benefits	6,081
Accrued other operating expenses	121,589
Trustee deferred compensation and retirement plans	507,367
Total liabilities	259,232,941
Net assets applicable to shares outstanding	$2,331,048,970

Net assets consist of:
Shares of beneficial interest	$2,312,587,123
Undistributed net investment income	8,992,764
Undistributed net realized gain (loss)	(228,716,747)
Net unrealized appreciation	238,185,830
$2,331,048,970

Net Assets:
Class A	$1,660,106,110
Class B	$12,843,443
Class C	$113,478,572
Class Y	$427,396,546
Investor Class	$117,224,299

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	120,772,378
Class B	936,462
Class C	8,294,263
Class Y	31,097,762
Investor Class	8,520,156
Class A:
Net asset value per share	$13.75
Maximum offering price per share
(Net asset value of $13.75 ÷ 95.75%)	$14.36
Class B:
Net asset value and offering price per share	$13.71
Class C:
Net asset value and offering price per share	$13.68
Class Y:
Net asset value and offering price per share	$13.74
Investor Class:
Net asset value and offering price per share	$13.76

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                         Invesco Municipal Income Fund

Statement of Operations

For the year ended February 28, 2015

Investment income:
Interest	$116,879,091

Expenses:
Advisory fees	10,420,121
Administrative services fees	463,804
Custodian fees	52,359
Distribution fees:
Class A	4,032,126
Class B	142,814
Class C	1,007,600
Investor Class	145,349
Interest, facilities and maintenance fees	1,273,229
Transfer agent fees	1,789,214
Trustees’ and officers’ fees and benefits	66,458
Other	1,239,698
Total expenses	20,632,772
Less: Expense offset arrangement(s)	(2,303)
Net expenses	20,630,469
Net investment income	96,248,622

Realized and unrealized gain (loss) from:
Net realized gain (loss) from investment securities	(2,076,351)
Change in net unrealized appreciation of investment securities	83,043,631
Net realized and unrealized gain	80,967,280
Net increase iin net assets resulting from operations	$177,215,902

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                         Invesco Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2015 and 2014

	2015	2014
Operations:
Net investment income	$96,248,622	$96,061,495
Net realized gain (loss)	(2,076,351)	(23,834,690)
Change in net unrealized appreciation (depreciation)	83,043,631	(91,985,971)
Net increase (decrease) in net assets resulting from operations	177,215,902	(19,759,166)

Distributions to shareholders from net investment income:
Class A	(67,584,908)	(66,647,846)
Class B	(492,663)	(628,152)
Class C	(3,468,442)	(3,270,812)
Class Y	(18,536,970)	(19,326,568)
Investor Class	(4,930,462)	(3,165,468)
Total distributions from net investment income	(95,013,445)	(93,038,846)

Share transactions-net:
Class A	33,606,178	107,271,330
Class B	(3,310,273)	(3,291,744)
Class C	15,259,659	19,681,315
Class Y	509,704	(26,346,525)
Investor Class	700,618	111,492,355
Net increase in net assets resulting from share transactions	46,765,886	208,806,731
Net increase in net assets	128,968,343	96,008,719

Net assets:
Beginning of year	2,202,080,627	2,106,071,908
End of year (includes undistributed net investment income of $8,992,764 and $7,912,647, respectively)	$2,331,048,970	$2,202,080,627

Notes to Financial Statements

February 28, 2015

NOTE 1—Significant Accounting Policies

Invesco Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

39                         Invesco Municipal Income Fund

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

40                         Invesco Municipal Income Fund

I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Recently published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds.” These rules may preclude banking entities from sponsoring and/or providing services for existing TOB Trust programs. The Fund expects to utilize a Volcker Rule-compliant TOB structure that is substantially similar to the current structure where the residual holder, such as the Fund, would serve as sponsor of the TOB Trust. There currently can be no assurances however, that the Fund’s TOB Trusts can be restructured this way or that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective. The ultimate impact of these rules on the TOBs market and the municipal market generally is not yet certain.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.50%
Over $500 million	0.45%

For the year ended February 28, 2015, the effective advisory fees incurred by the Fund was 0.46%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and

41                         Invesco Municipal Income Fund

Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit annual fund expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 1.50%, 2.25%, 2.25%, 1.25% and 1.50% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the net annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares, Class C shares and Investor Class shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A and Investor Class average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A and Investor Class shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2015, IDI advised the Fund that IDI retained $277,222 in front-end sales commissions from the sale of Class A shares and $6,324, $15,321 and $4,332 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2015, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,303.

42                         Invesco Municipal Income Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2015 were $192,008,462 and 0.66%, respectively.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2015 and 2014:

	2015	2014
Ordinary income	$95,013,445	$93,038,846

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$2,793,576
Net unrealized appreciation — investments	244,226,074
Temporary book/tax differences	(485,441)
Capital loss carryforward	(228,072,362)
Shares of beneficial interest	2,312,587,123
Total net assets	$2,331,048,970

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales, TOBs, book to tax accretion, amortization differences and defaulted bonds .

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 29, 2016	$12,308,190	$—	$12,308,190
February 28, 2017	98,220,453	—	98,220,453
February 28, 2018	22,264,986	—	22,264,986
February 28, 2019	21,329,984	—	21,329,984
Not subject to expiration	19,816,696	54,132,053	73,948,749
	$173,940,309	$54,132,053	$228,072,362

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

43                         Invesco Municipal Income Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2015 was $333,769,522 and $252,818,883, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$250,958,784
Aggregate unrealized (depreciation) of investment securities	(6,732,710)
Net unrealized appreciation of investment securities	$244,226,074

Cost of investments for tax purposes is $2,298,127,080.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of federal income taxes paid and expired capital loss carryforward, on February 28, 2015, undistributed net investment income was decreased by $155,060, undistributed net realized gain (loss) was increased by $11,049,374 and shares of beneficial interest was decreased by $10,894,314. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity
	Years ended February 28,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	14,906,377	$202,579,588	8,862,474	$118,237,056
Class B	26,001	351,855	17,578	239,297
Class C	2,270,887	30,824,630	1,076,658	14,334,605
Class Y	3,287,557	44,747,421	1,654,478	21,740,784
Investor Class	400,567	5,455,943	158,913	2,117,302

Issued as reinvestment of dividends:
Class A	3,150,443	42,849,276	3,205,094	42,328,052
Class B	21,477	291,234	27,957	368,973
Class C	165,994	2,248,056	160,059	2,098,490
Class Y	767,506	10,437,921	808,059	10,678,815
Investor Class	271,757	3,699,504	183,449	2,385,679

Issued in connection with acquisitions:(b)
Class A	—	—	23,387,073	307,145,945
Class B	—	—	372,032	4,878,245
Class C	—	—	3,517,557	46,071,522
Class Y	—	—	2,180,388	28,620,905
Investor Class(c)	—	—	9,217,562	121,103,748

Automatic conversion of Class B shares to Class A shares:
Class A	142,276	1,931,959	170,301	2,246,970
Class B	(142,637)	(1,931,959)	(170,649)	(2,246,970)

Reacquired:
Class A	(15,745,680)	(213,754,645)	(27,665,808)	(362,686,693)
Class B	(149,626)	(2,021,403)	(496,631)	(6,531,289)
Class C	(1,319,279)	(17,813,027)	(3,286,956)	(42,823,302)
Class Y	(4,035,085)	(54,675,638)	(6,648,722)	(87,387,029)
Investor Class	(622,887)	(8,454,829)	(1,089,205)	(14,114,374)
Net increase in share activity	3,395,648	$46,765,886	15,641,661	$208,806,731

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 52% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

44                         Invesco Municipal Income Fund

(b)	As of the opening of business on July 15, 2013, the Fund acquired all the net assets of Invesco Municipal Bond Fund (the “Target Fund”) pursuant to a plan of reorganization approved by the Trustees of the Fund on December 6, 2012 and by the shareholders of the Target Fund on April 24, 2013. The acquisition was accomplished by a tax-free exchange of 38,674,612 shares of the Fund for 64,144,596 shares outstanding of the Target Fund as of the close of business on July 12, 2013. Each class of the Target Fund was exchanged for the like class of shares of the Fund, based on the relative net asset value of the Target Fund to the net asset value of the Fund at the close of business on July 12, 2013. The Target Fund’s net assets at that date of $507,820,365, including $22,487,572 of unrealized appreciation, were combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $1,921,767,301 and $2,429,587,666 immediately after the acquisition.
The pro forma results of operations for the year ended February 28, 2014 assuming the reorganization had been completed on March 1, 2013, the beginning of the annual reporting period are as follows:

Net investment income	$103,581,239
Net realized/unrealized gain (loss)	(153,066,100)
Change in net assets resulting from operations	$(49,484,861)

The combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Fund’s Statement of Operations since July 15, 2013.
(c)	Commencement date of July 15, 2013

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)(c)		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 02/28/15	$13.25	$0.58	$0.49	$1.07	$(0.57)	$13.75	8.20%	$1,660,106	0.93	%(e)	0.93	%(e)	0.87	%(e)	4.24	%(e)	10%
Year ended 02/28/14	13.99	0.58	(0.76)	(0.18)	(0.56)	13.25	(1.16)	1,567,766	0.90		0.90		0.81		4.42		8
Year ended 02/28/13	13.69	0.58	0.30	0.88	(0.58)	13.99	6.56	1,543,852	0.87		0.87		0.81		4.20		11
Year ended 02/29/12	12.54	0.60	1.17	1.77	(0.62)	13.69	14.47	1,486,245	0.90		0.90		0.83		4.58		15
Five months ended 02/28/11	13.52	0.27	(0.98)	(0.71)	(0.27)	12.54	(5.25)	518,732	0.93	(f)	0.93	(f)	0.86	(f)	5.08	(f)	3
Year ended 09/30/10	13.34	0.68	0.16	0.84	(0.66)	13.52	6.54	619,236	0.95		0.95		0.87		5.14		10
Class B
Year ended 02/28/15	13.22	0.48	0.48	0.96	(0.47)	13.71	7.33	12,843	1.68	(e)	1.68	(e)	1.62	(e)	3.49	(e)	10
Year ended 02/28/14	13.97	0.48	(0.77)	(0.29)	(0.46)	13.22	(1.99)	15,617	1.65		1.65		1.56		3.67		8
Year ended 02/28/13	13.66	0.48	0.31	0.79	(0.48)	13.97	5.85	19,985	1.62		1.62		1.56		3.45		11
Year ended 02/29/12	12.52	0.50	1.16	1.66	(0.52)	13.66	13.56	23,656	1.65		1.65		1.58		3.83		15
Five months ended 02/28/11	13.50	0.23	(0.98)	(0.75)	(0.23)	12.52	(5.57)	17,918	1.68	(f)	1.68	(f)	1.61	(f)	4.33	(f)	3
Year ended 09/30/10	13.32	0.57	0.17	0.74	(0.56)	13.50	5.76	23,116	1.70		1.70		1.62		4.38		10
Class C
Year ended 02/28/15	13.19	0.48	0.48	0.96	(0.47)	13.68	7.34	113,479	1.68	(e)	1.68	(e)	1.62	(e)	3.49	(e)	10
Year ended 02/28/14	13.94	0.48	(0.77)	(0.29)	(0.46)	13.19	(2.00)	94,658	1.65		1.65		1.56		3.67		8
Year ended 02/28/13	13.64	0.48	0.30	0.78	(0.48)	13.94	5.77	79,577	1.62		1.62		1.56		3.45		11
Year ended 02/29/12	12.50	0.50	1.16	1.66	(0.52)	13.64	13.58	68,495	1.65		1.65		1.58		3.83		15
Five months ended 02/28/11	13.47	0.23	(0.97)	(0.74)	(0.23)	12.50	(5.51)	39,563	1.68	(f)	1.68	(f)	1.61	(f)	4.33	(f)	3
Year ended 09/30/10	13.30	0.57	0.16	0.73	(0.56)	13.47	5.69	51,613	1.70		1.70		1.62		4.38		10
Class Y(g)
Year ended 02/28/15	13.25	0.61	0.48	1.09	(0.60)	13.74	8.39	427,397	0.68	(e)	0.68	(e)	0.62	(e)	4.49	(e)	10
Year ended 02/28/14	13.98	0.62	(0.75)	(0.13)	(0.60)	13.25	(0.84)	411,718	0.65		0.65		0.56		4.67		8
Year ended 02/28/13	13.68	0.62	0.30	0.92	(0.62)	13.98	6.82	462,658	0.62		0.62		0.56		4.45		11
Year ended 02/29/12	12.53	0.64	1.16	1.80	(0.65)	13.68	14.76	477,455	0.65		0.65		0.58		4.83		15
Five months ended 02/28/11	13.51	0.28	(0.97)	(0.69)	(0.29)	12.53	(5.16)	6,370	0.68	(f)	0.68	(f)	0.61	(f)	5.33	(f)	3
Year ended 09/30/10	13.33	0.71	0.16	0.87	(0.69)	13.51	6.81	3,625	0.70		0.70		0.62		5.37		10
Investor Class
Year ended 02/28/15	13.26	0.59	0.49	1.08	(0.58)	13.76	8.31 (h)	117,224	0.81	(e)(h)	0.81	(e)(h)	0.75	(e)(h)	4.36	(e)(h)	10
Year ended 02/28/14(i)	13.14	0.37	0.11	0.48	(0.36)	13.26	3.75	112,322	0.82	(f)	0.82	(f)	0.73	(f)	4.50	(f)	8

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	For the year ended September 30, 2010, ratio does not exclude facilities and maintenance fees.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2014, the portfolio turnover calculation excludes securities purchased of $477,613,840 and sold of $105,913,153 in effort to realign the Fund’s portfolio after the reorganization of Invesco Municipal Bond Fund into the Fund. For the year ended February 29, 2012, the portfolio turnover calculation excludes securities purchased of $1,346,611,089 and sold of $222,312,073 in effort to realign the Fund’s portfolio after the reorganization of Invesco Van Kampen Insured Tax Free Fund and Invesco Tax-Exempt Securities Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $1,612,850, $14,281, $100,760, $417,368, and $114,767 for Class A, Class B, Class C, Class Y and Investor Class, shares, respectively.
(f)	Annualized.
(g)	On June 1, 2010, Class I shares of Invesco Van Kampen Municipal Income Fund were reorganized into Class Y shares of the Fund.
(h)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.13%.
(i)	Commencement date of July 15, 2013.

45                         Invesco Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Municipal Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations of security purchases have not been received, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 27, 2015

46                         Invesco Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2014 through February 28, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/15)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/15)	Expenses Paid During Period[2]
A	$1,000.00	$1,030.10	$4.78	$1,020.08	$4.76	0.95%
B	1,000.00	1,025.50	8.54	1,016.36	8.50	1.70
C	1,000.00	1,025.60	8.54	1,016.36	8.50	1.70
Y	1,000.00	1,030.60	3.52	1,021.32	3.51	0.70
Investor	1,000.00	1,029.90	4.48	1,020.38	4.46	0.89

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2014 through February 28, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

47                         Invesco Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2015:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

48                         Invesco Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company),Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Vice Chair, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A

T-3                         Invesco Municipal Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana St., Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco Municipal Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	VK-MINC-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders February 28, 2015

Invesco New York Tax Free Income Fund

Nasdaq:
A: VNYAX ▪ B: VBNYX ▪ C: VNYCX ▪ Y: VNYYX

2	Letters to Shareholders
4	Performance Summary
4	Management's Discussion
6	Long-Term Fund Performance
8	Supplemental Information
10	Schedule of Investments
15	Financial Statements
17	Notes to Financial Statements
23	Financial Highlights
24	Auditor's Report
25	Fund Expenses
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco New York Tax Free Income Fund

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

    As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■   Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can   use to strive to meet your financial needs as your investment goals change over time.

■   Monitoring how the portfolio management teams of the Invesco funds are performing in light   of changing economic and market conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco New York Tax Free Income Fund

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2015, Invesco New York Tax Free Income Fund (the Fund) posted positive returns. The Fund, at net asset value, outperformed its broad market and style-specific benchmarks, the S&P Municipal Bond Index and the S&P Municipal Bond New York 5+ Year Investment Grade Index, respectively. The main driver of Fund performance was the Fund’s exposure to the long end of the yield curve.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/14 to 2/28/15, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.74%
Class B Shares	8.73
Class C Shares	7.94
Class Y Shares	9.08
S&P Municipal Bond Index▼ (Broad Market Index)*	6.47
Barclays Municipal Bond Index▼ (Former Broad Market Index)*	6.49
S&P Municipal Bond New York 5+ Year Investment Grade Index▼ (Style-Specific Index)*	7.42
Barclays New York Municipal Index▼ (Former Style-Specific Index)*	6.32
Lipper New York Municipal Debt Funds Index■ (Peer Group Index)	7.56

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

*   The Fund has elected to use the S&P Municipal Bond Index and the S&P Municipal Bond New York 5+ Year Investment Grade Index as its broad market and style-specific benchmarks, respectively, rather than the Barclays Municipal Bond Index and the Barclays New York Municipal Bond Index, respectively, because the S&P Municipal Bond Index and the S&P Municipal Bond New York 5+ Year Investment Grade Index more closely reflect the performance of the types of securities in which the Fund invests.

Market conditions and your Fund

New York benefits from a broad-based and well diversified economy, a large population and a median household income higher than that of the US median income. New York’s economy is subject to volatility due to the importance of the financial services industry to its economic base. New York gross domestic product totaled $1.335 trillion in 2013, the third-largest in the US.1 The state’s unemployment rate was 5.8% as of December 2014, slightly higher than the national rate of 5.6%.2 New York has improved its financial management practices in recent years by enacting on-time budgets, developing a consensus revenue forecasting mechanism and addressing longstanding expenditure growth. Although New York incurred deficits during the Great Recession of 2007-2009, since then, its approach to budgeting has grown more sustainable and more focused on structural solutions. New York’s current finan-cial position is sound.

    Over the reporting period, the ongoing US Treasury rally helped municipal bond prices recover from their 2013 lows. In addition, technical factors, including falling long-term interest rates, consistent demand from traditional and crossover buyers, and limited new issuance contributed to strong performance by the municipal market in 2014. Following record outflows from municipal bond funds in 2013, demand turned positive beginning in January 2014. Net inflows into open-end municipal bond funds totaled nearly $31 billion in 2014.3 Municipal issuance totaled $334 billion in 2014, essentially flat from 2013.4 The bulk of the issuance was refunding activity, which increased 13% due to falling interest rates.4 Meanwhile, new issuance declined 11% to $144 billion, making 2014 the lightest new money year since 1997.4

    For the fiscal year ended February 28, 2015, municipal bonds, represented by the S&P Municipal Bond Index, returned 6.47%. Municipal bonds benefited from declining interest rates in 2014, as municipal yields declined by approximately 70 basis points (bps) and 130 bps in the 10-year and 30-year maturities, respectively.5 (A basis point is a unit that is equal to one one-hundredth of a percent.) The main drivers of lower interest rates during the reporting period were subdued inflation, geopolitical tension that contributed to a fiight to higher-quality securities and a sharp decline in the price of oil during the second half of the fiscal year.

    Despite an improving US economy, which helped strengthen state and local government balance sheets, public officials remained reluctant to ramp-up major capital spending programs due to lingering memories of the Great Recession of 2007-2009; this was despite pent-up demand for infrastructure investment.

    During the fiscal year, the largest driver of Fund performance relative to its style-specific index was our security selection in longer-maturity municipal bonds. Low inflation and expectations that the US Federal Reserve (the Fed) will raise short-term interest rates in 2015, which we believe could likely flatten the yield curve, created strong demand in the long end of the yield curve.

    Security selection in higher-coupon (5.00%-5.50%) bonds and lower-quality investment-grade bonds also contributed to relative performance. Bond selection in the dedicated tax and higher education sectors benefited the Fund’s relative

Portfolio Composition By credit sector, based on total investments

Revenue Bonds	90.5%
General Obligation Bonds	3.0
Pre-Refunded Bonds	2.6
Other	3.9

Top Five Debt Holdings
1.	New York (City of) Municipal Water Finance Authority; Subseries 2011 A-1	3.3%
2.	New York (State of) Dormitory Authority (Cornell University); Series 2006 A	3.3
3.	Erie (County of) Industrial Development Agency (City of Buffalo School District); Series 2011 A	2.2
4.	Sales Tax Asset Receivable Corp; Series 2014 A	2.2
5.	Triborough Bridge & Tunnel Authority; Series 2013 C	2.1

Total Net Assets	$150.6 million
Total Number of Holdings	153

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

4                         Invesco New York Tax Free Income Fund

performance. Slightly detracting from relative performance was an allocation to short maturity bonds.

During the reporting period, leverage contributed to Fund performance. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds (TOBs). The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

Recently published rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act may preclude banking entities from sponsoring and/or providing services for TOB trust programs. The Fund is exploring alternative TOB structures, however, the Fund’s ability to utilize TOBs for leverage purposes may be adversely affected.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tend to fall. This risk may be greater in the current market environment because interest rates are at or near historic lows. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics such as price, maturity, duration and coupon and market forces such as supply and demand for similar securities. We are monitoring interest rates, and the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise, markets may experience increased volatility, which may affect the value and/ or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco New York Tax Free Income Fund and for sharing our long-term investment horizon.

1	Source: Bureau of Economic Analysis
2	Source: Bureau of Labor Statistics
3	Source: Morningstar
4	Source: The Bond Buyer
5	Source: US Treasury

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

William Black Chartered Financial Analyst, Portfolio Manager, became manager of Invesco New York Tax Free
Income Fund on March 6, 2015, after the close of the fiscal year. He joined Invesco in 2010. Mr. Black earned a BS in engineering and public policy from Washington University in St. Louis and an MBA from Kellogg School of Management, Northwestern University.

Thomas Byron Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2010.
Mr. Byron earned a BS in finance from Marquette University and an MBA in finance from DePaul University.

Mark Paris Portfolio Manager, became manager of Invesco New York Tax Free Income Fund on March 6, 2015, after the close of the fiscal year. He joined Invesco in 2010. Mr. Paris earned a BBA in finance from Baruch College, The City University of New York.

James Phillips Portfolio Manager, became manager of Invesco New York Tax Free Income Fund on March 6, 2015, after the close of the fiscal year. He joined Invesco in 2010. Mr. Phillips earned a BA in American literature from Empire State College and an MBA in finance from University at Albany, The State University of New York.

Robert Stryker Chartered Financial Analyst, Portfolio Manager, is manager of Invesco New York Tax Free Income Fund.
He joined Invesco in 2010. Mr. Stryker earned a BS in finance from the University of Illinois at Chicago.

Julius Williams Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2010.
Mr. Williams earned a BA in economics and sociology and a Master of Education degree in educational psychology from the University of Virginia.

Robert Wimmel Portfolio Manager, is manager of Invesco New York Tax Free Income Fund. He joined Invesco in 2010.
Mr. Wimmel earned a BA in anthropology from the University of Cincinnati and an MA in economics from the University of Illinois at Chicago.

5 Invesco New York Tax Free Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/05

1	Source: FactSet Research Systems Inc.
2	Source: Lipper Inc.

Past performance cannot guarantee comparable future results.

    The Fund has elected to use the S&P Municipal Bond Index and the S&P Municipal Bond New York 5+ Year Investment Grade Index as its broad market and style-specific benchmarks, respectively, rather than the Barclays Municipal Bond Index and the Barclays New York Municipal Bond Index, respectively, because the S&P Municipal Bond Index and the S&P Municipal Bond New York 5+ Year Investment Grade Index more closely reflect the performance of the types of securities in which the Fund invests. Because this is the first reporting period since we have adopted the new index, SEC guidelines require that we compare performance to both the old and new indexes.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

continued from page 9

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values (NAVs) calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the NAVs for shareholder transactions and the returns based on those NAVs may differ from the NAVs and returns reported in the Financial Highlights.

6                         Invesco New York Tax Free Income Fund

Average Annual Total Returns
As of 2/28/15, including maximum applicable sales charges
Class A Shares
Inception (7/29/94)	5.21%
10 Years	3.78
5 Years	4.39
1 Year	4.11

Class B Shares
Inception (7/29/94)	5.13%
10 Years	4.04
5 Years	5.01
1 Year	3.73

Class C Shares
Inception (7/29/94)	4.65%
10 Years	3.45
5 Years	4.52
1 Year	6.94

Class Y Shares
10 Years	4.35%
5 Years	5.54
1 Year	9.08

Effective June 1, 2010, Class A, Class B and Class C shares of the predecessor fund, Van Kampen New York Tax-Free Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class B and Class C shares, respectively, of Invesco Van Kampen New York Tax Free Income Fund (renamed Invesco New York Tax Free Income Fund). Returns shown above for Class A, Class B and Class C shares are blended returns of the predecessor fund and Invesco New York Tax Free Income Fund. Share class returns will differ from the predecessor fund because of different expenses.

Class Y shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A shares performance reflects any applicable fee waivers or expense reimbursements.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment

Average Annual Total Returns
As of 12/31/14, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (7/29/94)	5.21%
10 Years	3.77
5 Years	4.59
1 Year	6.69

Class B Shares
Inception (7/29/94)	5.13%
10 Years	4.01
5 Years	5.19
1 Year	6.40

Class C Shares
Inception (7/29/94)	4.65%
10 Years	3.45
5 Years	4.72
1 Year	9.60

Class Y Shares
10 Years	4.33%
5 Years	5.72
1 Year	11.70

return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.95%, 0.95%, 1.70% and 0.70%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. For shares purchased prior to June 1, 2010, the CDSC on Class B shares declines from 4% at the time of purchase to 0% at the beginning of the seventh year. For shares purchased on or after June 1, 2010, the CDSC on Class B shares declines from 5% at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Had the adviser not waived fees and/ or reimbursed expenses in the past, performance would have been lower.

7 Invesco New York Tax Free Income Fund

Invesco New York Tax Free Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.

■	Unless otherwise stated, information presented in this report is as of February 28, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes

■	Class B shares may not be purchased for new or additional investments. Please see the prospectus for more information.
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■

Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

■

Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income mar-

kets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

■

Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■

Derivatives risk. The value of a derivative instrument depends largely on (and is derived from) the value of an underlying security, currency, commodity, interest rate, index or other asset (each referred to as an underlying asset). In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage and liquidity risks. Counterparty risk is the risk that the counterparty to the derivative contract will default on its obligation to pay the Fund the amount owed or otherwise perform under the derivative contract. Derivatives create leverage risk because they do not require payment up front equal to the economic exposure created by owning the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may also be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be harder to value, less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. Also, derivatives used for hedging or to gain or limit exposure to a particular market segment may not provide the expected benefits, particularly during adverse market conditions.

■

High yield bond (junk bond) risk. Junk bonds involve a greater risk of default or price changes due to changes in the credit quality of the issuer. The values of junk bonds fluctuate more than those of high-quality bonds in response to company, political, regulatory or economic developments. Values of junk bonds can decline significantly over short periods of time.

■

Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short- and long-term. If interest rates drop, your income from the Fund may drop as well.

■

Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■

Inverse floating rate obligations risk. Inverse floating rate obligations, including tender option bonds, may be subject to greater price volatility than a fixed income security with similar qualities. When short-term interest rates rise, they may decrease in value and produce less or no income. Additionally, these securities may lose principal. Similar to derivatives, inverse floating rate obligations have the following risks: counterparty, leverage, correlation, liquidity, market, interest rate, and management risks.

■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

8                         Invesco New York Tax Free Income Fund

other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations.
■

Medium- and lower-grade municipal securities risk. Securities which are in the medium- and lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturity, but they also generally involve more volatility and greater risks, such as greater credit risk, market risk, liquidity risk, management risk, and regulatory risk. Furthermore, many medium- and lower-grade securities are not listed for trading on any national securities exchange and many issuers of medium- and lower-grade securities choose not to have a rating assigned to their obligations by any nationally recognized statistical rating organization. As a result, the Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

■

Municipal issuer focus risk. The Fund generally considers investments in municipal securities not to be subject to industry concentration policies (issuers of municipal securities as a group is not an industry) and the Fund may invest in municipal securities issued by entities having similar characteristics. The issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation in the Fund’s net asset value also increases.

■

Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal securi-

ty’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■

New York municipal securities risk. The Fund invests primarily in a portfolio of New York municipal securities. Because the Fund invests substantially all of its assets in a portfolio of New York municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund’s performance. More detailed information concerning New York municipal securities and the state of New York is set forth in the Statement of Additional Information.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■

Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and the Fund could suffer a loss if the issuer defaults during periods in which the Fund is not entitled to exercise its demand rights.

■

When-issued and delayed delivery risks. When-issued and delayed delivery transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
■

Zero coupon or pay-in-kind securities risk. The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than coupon loans. Pay-in-kind securities may have a potential variability in valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral.

About indexes used in this report

■	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
■

The S&P Municipal Bond New York 5+ Year Investment Grade Index is composed of market value-weighted investment grade US municipal bonds that seek to measure the performance of New York issued US municipals with maturities equal to or greater than five years.

■	The Lipper New York Municipal Debt Funds Index is composed of funds that invest primarily in municipal debt issues that are exempt from taxation in New York.
■	The Barclays Municipal Bond Index is an unmanaged index considered representative of the tax-exempt bond market.
■	The Barclays New York Municipal Index is an unmanaged index considered representative of New York investment-grade municipal bonds.
■

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

continued on page 6

9                         Invesco New York Tax Free Income Fund

Schedule of Investments

February 28, 2015

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–108.62%
New York–103.11%
Albany (City of) Industrial Development Agency (Albany Law School University); Series 2007 A, Civic Facility RB	5.00%	07/01/31	$1,000	$1,033,890
Albany (City of) Industrial Development Agency (St. Peter’s Hospital); Series 2008 D, Civic Facility RB(a)(b)	5.75%	11/15/17	400	442,708
Albany (County of) Airport Authority; Series 2010 A, Ref. RB (INS–AGM)(c)	5.00%	12/15/25	500	560,985
Albany Capital Resource Corp. (St. Peter’s Hospital); Series 2011, RB(a)(b)	6.25%	11/15/20	1,000	1,273,750
Battery Park City Authority; Series 2009 B, Sr. RB	5.00%	11/01/34	500	579,045
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, PILOT CAB RB(d)	0.00%	07/15/34	3,685	1,540,662
Series 2009, PILOT RB	6.25%	07/15/40	685	813,814
Series 2009, PILOT RB	6.38%	07/15/43	475	565,849
Build NYC Resource Corp. (Bronx Charter School for Excellence); Series 2013 A, RB	5.00%	04/01/33	500	536,615
Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Waste Disposal RB(e)(f)	5.00%	01/01/35	1,100	1,178,551
Build NYC Resource Corp. (YMCA of Greater New York);
Series 2012, RB	5.00%	08/01/32	350	384,069
Series 2012, RB	5.00%	08/01/42	1,750	1,907,202
Dutchess (County of) Industrial Development Agency (Elant at Fishkill, Inc.); Series 2007 A, Civic Facility RB	5.25%	01/01/37	345	328,195
Dutchess County Local Development Corp. (Health Quest Systems, Inc.); Series 2014 A, RB	5.00%	07/01/44	600	661,368
East Rochester (Village of) Housing Authority (Woodland Village, Inc.); Series 2006, Ref. Senior Living RB	5.50%	08/01/33	1,000	1,017,680
Erie (County of) Industrial Development Agency (City of Buffalo School District); Series 2011 A, School Facility RB(g)	5.25%	05/01/30	2,850	3,345,302
Essex (County of) Industrial Development Agency (International Paper); Series 2005 A, Ref. Solid Waste Disposal RB(e)	5.20%	12/01/23	1,100	1,126,543
Hempstead Town Local Development Corp. (Molloy College); Series 2009, RB	5.75%	07/01/39	1,340	1,512,592
Hudson Yards Infrastructure Corp.; Series 2011 A, RB	5.75%	02/15/47	1,400	1,629,810
Livingston (County of) Industrial Development Agency (Nicholas H. Noyes Memorial Hospital); Series 2005, Civic Facility RB	6.00%	07/01/30	1,000	1,001,030
Long Island Power Authority;
Series 2000 A, Electric System General CAB RB (INS–AGM)(c)(d)	0.00%	06/01/18	2,000	1,894,520
Series 2008 A, Electric System General RB (INS–BHAC)(c)	5.50%	05/01/33	355	414,278
Madison (County of) Industrial Development Agency (Colgate University); Series 2005 A, RB (INS–AMBAC)(c)	5.00%	07/01/35	750	761,708
Metropolitan Transportation Authority;
Series 2009 B, Dedicated Tax Fund RB	5.25%	11/15/27	615	720,737
Series 2009 B, Dedicated Tax Fund RB	5.00%	11/15/34	1,500	1,719,660
Series 2012 H, RB	5.00%	11/15/30	750	867,713
Series 2013 E, RB	5.00%	11/15/30	1,000	1,163,190
Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2011, RB	5.50%	10/01/41	370	406,145
Monroe County Industrial Development Corp. (University of Rochester); Series 2011 A, RB	5.00%	07/01/36	875	983,990
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside);
Series 2014 A, Continuing Care Retirement Community RB	6.70%	01/01/49	180	175,516
Series 2014 C, Continuing Care Retirement Community RB	2.00%	01/01/49	65	2,592
Nassau County Local Economic Assistance Corp. (South Nassau Communities); Series 2012, Ref. RB	5.00%	07/01/27	930	1,050,128
Nassau County Local Economic Assistance Corp. (Winthrop University Hospital Association); Series 2012, Ref. RB	5.00%	07/01/37	750	815,940
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, Sr. Asset-Backed RB	5.25%	06/01/26	1,000	1,000,200
New York & New Jersey (States of) Port Authority (JFK International Air Terminal LLC);
Series 1997, Special Obligation RB (INS–NATL)(c)(e)	5.75%	12/01/22	2,000	2,011,360
Series 2010, Special Obligation RB	6.00%	12/01/42	860	1,014,963
New York (City of) Industrial Development Agency (IAC/InterActive Corp.); Series 2005, Liberty RB	5.00%	09/01/35	1,515	1,541,694

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of) Industrial Development Agency (Polytechnic University); Series 2007, Ref. Civic Facility RB (INS–ACA)(c)	5.25%	11/01/37	$1,300	$1,432,860
New York (City of) Industrial Development Agency (Queens Baseball Stadium); Series 2006, PILOT RB (INS–AMBAC)(c)	5.00%	01/01/36	1,140	1,176,628
New York (City of) Industrial Development Agency (Terminal One Group Association, L.P.);
Series 2005, Special Facility RB(a)(e)	5.50%	01/01/16	2,000	2,082,580
Series 2005, Special Facility RB(a)(e)	5.50%	01/01/16	2,000	2,080,500
New York (City of) Municipal Water Finance Authority;
Series 2009 FF-2, Water & Sewer System RB	5.50%	06/15/40	2,000	2,314,540
SubSeries 2011 A-1, VRD RB(h)	0.01%	06/15/44	5,015	5,015,000
New York (City of) Transitional Finance Authority;
Series 2009 S-1, Building Aid RB	5.50%	07/15/38	500	568,755
Series 2009 S-2, Building Aid RB	6.00%	07/15/33	850	982,421
Series 2009 S-3, Building Aid RB(g)	5.25%	01/15/27	1,310	1,498,601
Series 2009 S-3, Building Aid RB(g)	5.25%	01/15/39	1,000	1,128,310
Series 2009 S-5, Building Aid RB	5.00%	01/15/31	595	667,459
SubSeries 2009 A-1, Future Tax Sec. RB(g)	5.00%	05/01/28	755	863,486
SubSeries 2009 A-1, Future Tax Sec. RB(g)	5.00%	05/01/29	605	690,874
SubSeries 2009 A-1, Future Tax Sec. RB(g)	5.00%	05/01/30	605	689,821
SubSeries 2011 E, Future Tax Sec. RB	5.00%	11/01/24	660	781,691
New York (City of) Trust for Cultural Resources (American Museum of Natural History); Series 2014 A, Ref. RB	5.00%	07/01/41	1,000	1,154,400
New York (City of) Trust for Cultural Resources (Carnegie Hall); Series 2009 A, RB	5.00%	12/01/39	850	952,009
New York (City of) Trust for Cultural Resources (The Museum of Modern Art); Series 2008 1A, Ref. RB	5.00%	04/01/31	800	897,392
New York (City of);
Series 2011 A-3, VRD Unlimited Tax GO Bonds(h)	0.01%	08/01/35	1,450	1,450,000
SubSeries 2008 F-1, Unlimited Tax GO Bonds	5.50%	11/15/28	1,750	2,028,250
SubSeries 2008 G-1, Unlimited Tax GO Bonds	6.25%	12/15/35	400	477,372
SubSeries 2008 I-1, Unlimited Tax GO Bonds(a)(b)	5.00%	02/01/18	245	274,866
SubSeries 2008 I-1, Unlimited Tax GO Bonds	5.00%	02/01/25	160	177,686
New York (Counties of) Tobacco Trust; Series 2005 S1, Pass Through CAB RB(d)	0.00%	06/01/38	3,340	813,691
New York (State of) Dormitory Authority (Brooklyn Law School);
Series 2009, RB	5.75%	07/01/33	660	749,371
Series 2012 A, RB	5.00%	07/01/26	1,000	1,124,260
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(c)	5.50%	05/15/27	710	914,956
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(c)	5.50%	05/15/30	750	987,412
Series 2005 A, Court Facilities Lease RB (INS–AMBAC)(c)	5.50%	05/15/31	555	738,045
New York (State of) Dormitory Authority (Columbia University); Series 2011 A, RB	5.00%	10/01/41	510	583,603
New York (State of) Dormitory Authority (Cornell University); Series 2006 A, RB(g)	5.00%	07/01/35	4,725	5,004,295
New York (State of) Dormitory Authority (Education); Series 2008 B, State Personal Income Tax RB	5.75%	03/15/36	1,000	1,166,640
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.); Series 2007, RB (INS–NATL)(c)	5.25%	07/01/28	935	1,086,507
New York (State of) Dormitory Authority (Fordham University);
Series 2008 B, RB (INS–AGC)(c)	5.00%	07/01/33	500	554,710
Series 2011 A, RB	5.13%	07/01/29	500	579,375
New York (State of) Dormitory Authority (Manhattan College); Series 2007 A, RB (INS–Radian)(c)	5.00%	07/01/41	1,150	1,187,927
New York (State of) Dormitory Authority (Marymount Manhattan College); Series 2009, RB	5.25%	07/01/29	1,000	1,053,830
New York (State of) Dormitory Authority (Memorial Sloan-Kettering Cancer Center); Series 1998, RB (INS–NATL)(c)	5.50%	07/01/23	1,250	1,554,787
New York (State of) Dormitory Authority (Mental Health Services);
Series 2007, RB (INS–AGM)(c)	5.00%	02/15/27	100	107,843
Series 2007 F, RB(a)(b)	5.00%	02/15/17	900	979,344
New York (State of) Dormitory Authority (Montefiore Medical Center); Series 2004, Hospital RB (INS–NATL)(c)	5.00%	08/01/29	1,000	1,003,960

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (Mount Sinai Hospital Obligated Group); Series 2011 A, RB	5.00%	07/01/31	$875	$969,517
New York (State of) Dormitory Authority (Mount Sinai School of Medicine of New York University); Series 2009, RB	5.13%	07/01/39	1,250	1,403,700
New York (State of) Dormitory Authority (New York University Hospitals Center); Series 2011 A, RB	6.00%	07/01/40	1,500	1,754,520
New York (State of) Dormitory Authority (New York University); Series 2001 1, RB (INS–BHAC)(c)	5.50%	07/01/31	1,070	1,385,736
New York (State of) Dormitory Authority (North Shore-Long Island Jewish Obligated Group);
Series 2009 A, RB	5.50%	05/01/37	1,250	1,407,887
SubSeries 2005 A, RB	5.00%	11/01/26	750	796,283
New York (State of) Dormitory Authority (Pace University); Series 2013 A, RB	5.00%	05/01/29	1,000	1,109,990
New York (State of) Dormitory Authority (Pratt Institute); Series 2015 A, Ref. RB	5.00%	07/01/44	425	479,757
New York (State of) Dormitory Authority (Rochester Institute of Technology); Series 2010, RB	5.00%	07/01/40	1,250	1,432,337
New York (State of) Dormitory Authority (Rockefeller University); Series 2010 A, RB	5.00%	07/01/41	775	891,855
New York (State of) Dormitory Authority (School Districts Financing Program);
Series 2008 C, RB	7.50%	04/01/39	2,000	2,416,200
Series 2008 D, RB (INS–AGC)(c)	5.75%	10/01/24	500	582,840
Series 2009 C, RB (INS–AGC)(c)	5.00%	10/01/24	1,500	1,712,415
New York (State of) Dormitory Authority (St. John’s University); Series 2012 B, RB	5.00%	07/01/30	1,220	1,383,163
New York (State of) Dormitory Authority (St. Joseph’s College); Series 2010, RB	5.25%	07/01/35	500	544,835
New York (State of) Dormitory Authority (State University Educational Facilities); Series 1993 A, RB	5.25%	05/15/15	715	722,901
New York (State of) Dormitory Authority (State University of New York); Series 2013 A, RB	5.00%	07/01/29	1,185	1,386,403
New York (State of) Dormitory Authority (Suffolk County); Series 1986, Judicial Facilities Lease RB(b)	7.38%	07/01/16	640	675,789
New York (State of) Dormitory Authority (The New School);
Series 2010, RB	5.50%	07/01/40	1,245	1,432,422
Series 2011, Ref. RB	5.00%	07/01/31	750	829,650
New York (State of) Dormitory Authority (Touro College and University System); Series 2014 A, RB	5.50%	01/01/44	700	788,718
New York (State of) Dormitory Authority; Series 2008 C, Mental Health Services Facilities Improvement RB (INS–AGM)(c)(e)	5.25%	02/15/28	2,000	2,228,500
New York (State of) Energy Research & Development Authority (Brooklyn Union Gas Co.); Series 1991 B, Gas Facilities Residual Interest RB(e)(i)	13.50%	07/01/26	1,200	1,212,456
New York (State of) Power Authority; Series 2011 A, RB	5.00%	11/15/38	730	833,200
New York (State of) Thruway Authority;
Series 2008 B, Second General Highway & Bridge Trust Fund RB	5.00%	04/01/25	500	566,045
Series 2009 B, Second General Highway & Bridge Trust Fund RB	5.00%	04/01/29	500	567,220
Series 2014 J, RB	5.00%	01/01/34	1,620	1,845,018
New York City Housing Development Corp.; Series 2005 K, MFH RB(e)	5.00%	11/01/37	1,000	1,006,830
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. Liberty RB(f)	5.00%	11/15/44	1,105	1,165,830
Series 2014, Class 3, Ref. Liberty RB(f)	7.25%	11/15/44	415	501,768
New York Liberty Development Corp. (4 World Trade Center); Series 2011, Ref. Liberty RB	5.00%	11/15/31	875	985,346
New York Liberty Development Corp. (7 World Trade Center); Series 2012, Class 2, Ref. Liberty RB	5.00%	09/15/43	1,410	1,569,964
New York Liberty Development Corp. (Bank of America Tower at One Bryant Park); Series 2010, Ref. Second Priority Liberty RB	6.38%	07/15/49	1,215	1,396,958
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2007, RB	5.50%	10/01/37	855	1,054,762
New York Liberty Development Corp. (National Sports Museum); Series 2006 A, RB (Acquired 08/07/06; Cost $636,422)(f)(j)	6.13%	02/15/19	750	8
New York State Environmental Facilities Corp. (Municipal Water Finance Authority); Series 2011 B, State Clean Water & Drinking Water Revolving Funds RB	5.00%	06/15/31	1,430	1,661,560
New York State Environmental Facilities Corp. (Pooled Financing Program) ; Series 2005 B, State Clean Water & Drinking Water Revolving Funds RB	5.50%	04/15/35	310	411,909
New York State Urban Development Corp.; Series 2008 B, Ref. Service Contract RB	5.25%	01/01/24	750	846,795
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport); Series 2014 A, Ref. RB(e)	5.00%	04/01/29	725	810,855
Niagara Tobacco Asset Securitization Corp.; Series 2014, Ref. Asset Backed RB	5.25%	05/15/40	275	309,848
North Syracuse Central School District; Series 2007, Ref. Unlimited Tax GO Bonds (INS–NATL)(c)	5.00%	06/15/23	935	1,129,807

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Oneida (County of) Industrial Development Agency (St. Elizabeth Medical Center Facility); Series 1999 A, Civic Facility RB	5.88%	12/01/29	$995	$996,433
Onondaga Civic Development Corp. (Le Moyne College); Series 2010, RB	5.38%	07/01/40	1,065	1,155,035
Onondaga Civic Development Corp. (St. Joseph’s Hospital Health Center); Series 2014 A, RB	5.13%	07/01/31	750	813,480
Rensselaer (County of) Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR (LOC–JPMorgan Chase Bank, N.A.)(e)(k)	5.38%	12/01/36	1,000	1,001,420
Sales Tax Asset Receivable Corp.; Series 2014 A, Ref. RB(g)	5.00%	10/15/31	2,765	3,335,060
Suffolk (County of) Industrial Development Agency (Eastern Long Island Hospital Association); Series 2007, Civic Facility RB(f)	5.38%	01/01/27	1,085	1,095,622
Suffolk (County of) Industrial Development Agency (Jefferson’s Ferry); Series 2006, Ref. First Mortgage Continuing Care Retirement Community RB	5.00%	11/01/28	1,000	1,032,030
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.); Series 2010, Ref. RB	6.00%	12/01/40	465	516,057
Suffolk Economic Development Corp. (Catholic Health Services); Series 2014 C, RB	5.00%	07/01/32	415	469,357
Syracuse (City of); Series 2011 A, Airport Terminal Security & Access Improvement Unlimited Tax GO Bonds(e)	5.00%	11/01/36	1,000	1,080,550
Tomkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.); Series 2013 A, RB	5.00%	07/01/32	1,250	1,325,125
Tompkins (County of) Industrial Development Agency (Cornell University); Series 2008 A, Civic Facility RB	5.00%	07/01/37	250	288,930
Triborough Bridge & Tunnel Authority;
Series 2008 A, General Purpose RB	4.75%	11/15/29	200	220,764
Series 2013 C, RB(g)	5.00%	11/15/38	2,790	3,207,803
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute); Series 2010 A, RB	5.00%	09/01/30	1,250	1,402,487
TSASC, Inc.; Series 2006 1, Tobacco Settlement Asset-Backed RB	5.13%	06/01/42	900	770,364
Ulster (County of) Resource Recovery Agency; Series 2002, Ref. RB (INS–AMBAC)(c)	5.25%	03/01/18	200	200,832
United Nations Development Corp.;
Series 2009 A, Ref. RB	5.00%	07/01/25	1,000	1,138,490
Series 2009 A, Ref. RB	5.00%	07/01/26	810	919,998
Westchester (County of) Industrial Development Agency (Guiding Eyes For The Blind, Inc.); Series 2004, Civic Facility RB	5.38%	08/01/24	875	894,250
Westchester Tobacco Asset Securitization Corp.; Series 2005, Tobacco Settlement Asset-Backed RB	5.13%	06/01/45	570	533,839
Yonkers Economic Development Corp. (Charter School of Educational Excellence); Series 2010 A, Educational RB	6.25%	10/15/40	1,000	1,072,291
				155,241,865

Guam–3.00%
Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.63%	12/01/29	135	149,784
Series 2009 A, Limited Obligation RB	5.75%	12/01/34	1,250	1,386,750
Guam (Territory of) Power Authority;
Series 2010 A, RB	5.50%	10/01/40	450	506,052
Series 2012 A, Ref. RB	5.00%	10/01/34	610	679,577
Guam (Territory of) Waterworks Authority;
Series 2010, Water & Wastewater System RB	5.63%	07/01/40	740	822,480
Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/29	325	361,364
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.25%	01/01/36	550	615,203
				4,521,210

Virgin Islands–2.13%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB(e)	5.00%	09/01/29	665	743,962
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note–Diageo); Series 2009 A, Sub. RB	6.63%	10/01/29	845	965,387
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note);
Series 2010 A, Sr. Lien RB	5.00%	10/01/29	1,000	1,098,490
Series 2012 A, RB(f)	4.00%	10/01/22	375	392,730
				3,200,569

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco New York Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–0.38%
Puerto Rico (Commonwealth of) Highway & Transportation Authority; Series 1993 X, Ref. RB(b)	5.50%	07/01/15	$560	$570,321
TOTAL INVESTMENTS(l)–108.62% (Cost $150,138,289)				163,533,965
FLOATING RATE NOTE OBLIGATIONS–(7.71)%
Notes with interest rates and fee rates ranging from 0.54% to 0.64% at 02/28/15 and contractual maturities of collateral ranging from 01/15/27 to 01/15/39 (See Note 1J)(m)				(11,600,000)
OTHER ASSETS LESS LIABILITIES–(0.91)%				(1,371,274)
NET ASSETS–100.00%				$150,562,691

Investment Abbreviations:

ACA	– ACA Financial Guaranty Corp.
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BHAC	– Berkshire Hathaway Assurance Corp.
CAB	– Capital Appreciation Bonds
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
MFH	– Multi-Family Housing
NATL	– National Public Finance Guarantee Corp.
PILOT	– Payment-in-Lieu-of-Tax
Radian	– Radian Asset Assurance, Inc.
RB	– Revenue Bonds
Ref.	– Refunding
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Principal and/or interest payments are secured by the bond insurance company listed.
(d)	Zero coupon bond issued at a discount.
(e)	Security subject to the alternative minimum tax.
(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2015 was $4,334,509, which represented 2.88% of the Fund’s Net Assets.
(g)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(h)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2015.
(i)	Current coupon rate for an inverse floating rate municipal obligation. This rate resets periodically as the rate on the related security changes. Positions in an inverse floating rate municipal obligation have a total value of $1,212,456 which represents less than 1% of the Fund’s Net Assets.
(j)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at February 28, 2015 represented less than 1% of the Fund’s Net Assets.
(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(l)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.
(m)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2015. At February 28, 2015, the Fund’s investments with a value of $19,763,552 are held by TOB Trusts and serve as collateral for the $11,600,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco New York Tax Free Income Fund

Statement of Assets and Liabilities

February 28, 2015

Assets:
Investments, at value (Cost $150,138,289)	$163,533,965
Receivable for:
Fund shares sold	200,434
Interest	1,705,508
Investment for trustee deferred compensation and retirement plans	37,425
Other assets	29,308
Total assets	165,506,640

Liabilities:
Floating rate note obligations	11,600,000
Payable for:
Fund shares reacquired	125,818
Amount due custodian	2,816,589
Dividends	164,102
Accrued fees to affiliates	74,320
Accrued trustees’ and officers’ fees and benefits	2,787
Accrued other operating expenses	60,553
Trustee deferred compensation and retirement plans	99,780
Total liabilities	14,943,949
Net assets applicable to shares outstanding	$150,562,691

Net assets consist of:
Shares of beneficial interest	$148,673,535
Undistributed net investment income	474,099
Undistributed net realized gain (loss)	(11,980,619)
Net unrealized appreciation	13,395,676
$150,562,691

Net Assets:
Class A	$120,391,778
Class B	$2,135,410
Class C	$20,414,240
Class Y	$7,621,263

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	7,519,273
Class B	133,102
Class C	1,276,383
Class Y	476,459
Class A:
Net asset value per share	$16.01
Maximum offering price per share
(Net asset value of $16.01 ÷ 95.75%)	$16.72
Class B:
Net asset value and offering price per share	$16.04
Class C:
Net asset value and offering price per share	$15.99
Class Y:
Net asset value and offering price per share	$16.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco New York Tax Free Income Fund

Statement of Operations

For the year ended February 28, 2015

Investment income:
Interest	$7,215,892

Expenses:
Advisory fees	686,940
Administrative services fees	50,000
Custodian fees	4,829
Distribution fees:
Class A	294,357
Class B	6,339
Class C	193,649
Interest, facilities and maintenance fees	116,318
Transfer agent fees	108,538
Trustees’ and officers’ fees and benefits	27,408
Other	148,010
Total expenses	1,636,388
Net investment income	5,579,504

Realized and unrealized gain from:
Net realized gain from investment securities	15,394
Change in net unrealized appreciation of investment securities	6,516,378
Net realized and unrealized gain	6,531,772
Net increase in net assets resulting from operations	$12,111,276

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco New York Tax Free Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2015 and 2014

	2015	2014
Operations:
Net investment income	$5,579,504	$6,328,332
Net realized gain (loss)	15,394	(4,437,564)
Change in net unrealized appreciation (depreciation)	6,516,378	(8,566,563)
Net increase (decrease) in net assets resulting from operations	12,111,276	(6,675,795)

Distributions to shareholders from net investment income:
Class A	(4,534,822)	(5,036,243)
Class B	(97,767)	(131,180)
Class C	(601,240)	(614,269)
Class Y	(266,330)	(291,109)
Total distributions from net investment income	(5,500,159)	(6,072,801)

Share transactions–net:
Class A	(1,733,996)	(18,769,262)
Class B	(812,332)	(1,187,349)
Class C	1,053,205	(1,486,246)
Class Y	2,285,624	(2,935,054)
Net increase (decrease) in net assets resulting from share transactions	792,501	(24,377,911)
Net increase (decrease) in net assets	7,403,618	(37,126,507)

Net assets:
Beginning of year	143,159,073	180,285,580
End of year (includes undistributed net investment income of $474,099 and $427,072, respectively)	$150,562,691	$143,159,073

Notes to Financial Statements

February 28, 2015

NOTE 1—Significant Accounting Policies

Invesco New York Tax Free Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide investors with a high level of current income exempt from federal, New York State and New York City income taxes, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on

17                         Invesco New York Tax Free Income Fund

transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
H.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
I.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

18                         Invesco New York Tax Free Income Fund

J.	Floating Rate Note Obligations — The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Recently published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds.” These rules may preclude banking entities from sponsoring and/or providing services for existing TOB Trust programs. The Fund expects to utilize a Volcker Rule-compliant TOB structure that is substantially similar to the current structure where the residual holder, such as the Fund, would serve as sponsor of the TOB Trust. There currently can be no assurances however, that the Fund’s TOB Trusts can be restructured this way or that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective. The ultimate impact of these rules on the TOBs market and the municipal market generally is not yet certain.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.47%
Over $500 million	0.445%

For the year ended February 28, 2015, the effective advisory fees incurred by the Fund was 0.47%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

19                         Invesco New York Tax Free Income Fund

The Adviser has contractually agreed, through at least June 30, 2015, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C and Class Y shares to 1.50%, 2.25%, 2.25% and 1.25% of average daily net assets, respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2015. The fee waiver agreement cannot be terminated during its term. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”). The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A shares, Class B shares and Class C shares to compensate IDI for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to 0.25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets.

With respect to Class B and Class C shares, the Fund is authorized to reimburse in future years any distribution related expenses that exceed the maximum annual reimbursement rate for such class, so long as such reimbursement does not cause the Fund to exceed the Class B and Class C maximum annual reimbursement rate, respectively. With respect to Class A shares, distribution related expenses that exceed the maximum annual reimbursement rate for such class are not carried forward to future years and the Fund will not reimburse IDI for any such expenses.

For the year ended February 28, 2015, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2015, IDI advised the Fund that IDI retained $27,752 in front-end sales commissions from the sale of Class A shares and $2,031, $461 and $235 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2015, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

20                         Invesco New York Tax Free Income Fund

NOTE 5—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company (“SSB”), the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2015 were $12,146,923 and 0.89%, respectively.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2015 and 2014:

	2015	2014
Tax-exempt income	$5,500,159	$6,072,801

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$244,810
Net unrealized appreciation — investments	13,441,041
Temporary book/tax differences	(96,339)
Capital loss carryforward	(11,700,356)
Shares of beneficial interest	148,673,535
Total net assets	$150,562,691

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to TOBs and book to tax accretion and amortization differences.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$2,489,228	$—	$2,489,228
February 28, 2018	3,515,499	—	3,515,499
February 28, 2019	896,118	—	896,118
Not subject to expiration	2,317,848	2,481,663	4,799,511
	$9,218,693	$2,481,663	$11,700,356

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2015 was $20,604,507 and $20,329,266, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$14,179,680
Aggregate unrealized (depreciation) of investment securities	(738,639)
Net unrealized appreciation of investment securities	$13,441,041

Cost of investments for tax purposes is $150,092,924.

21                         Invesco New York Tax Free Income Fund

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income and book to tax accretion and amortization differences, on February 28, 2015, undistributed net investment income was decreased by $32,318, undistributed net realized gain (loss) was increased by $12,935 and shares of beneficial interest was increased by $19,383. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity
	Years ended February 28,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	838,332	$13,214,166	761,422	$11,764,217
Class B	2,478	38,593	3,377	50,532
Class C	149,030	2,354,173	187,454	2,929,736
Class Y	244,362	3,839,220	98,225	1,503,411

Issued as reinvestment of dividends:
Class A	171,517	2,719,915	211,149	3,237,290
Class B	3,344	52,914	4,810	74,208
Class C	21,463	339,177	23,945	367,464
Class Y	7,643	121,138	9,039	138,864

Automatic conversion of Class B shares to Class A shares:
Class A	41,570	657,326	30,265	462,632
Class B	(41,487)	(657,326)	(30,204)	(462,632)

Reacquired:
Class A	(1,166,577)	(18,325,403)	(2,228,015)	(34,233,401)
Class B	(15,709)	(246,513)	(54,409)	(849,457)
Class C	(104,504)	(1,640,145)	(312,444)	(4,783,446)
Class Y	(106,214)	(1,674,734)	(303,234)	(4,577,329)
Net increase (decrease) in share activity	45,248	$792,501	(1,598,620)	$(24,377,911)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 66% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22                         Invesco New York Tax Free Income Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of expenses to average net assets with fee waiver (excluding interest, facilities and maintenance fees)(c)		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Year ended 02/28/15	$15.30	$0.62	$0.70	$1.32	$(0.61)	$16.01	8.74%		$120,392	1.03	%(e)	1.03	%(e)	0.95	%(e)	3.91	%(e)	13%
Year ended 02/28/14	16.45	0.63	(1.17)	(0.54)	(0.61)	15.30	(3.26)		116,782	0.95		0.95		0.91		4.10		8
Year ended 02/28/13	16.12	0.63	0.36	0.99	(0.66)	16.45	6.22		145,772	0.83		0.91		0.78		3.88		10
Year ended 02/29/12	14.66	0.71	1.46	2.17	(0.71)	16.12	15.16		137,064	0.69		0.94		0.65		4.64		18
Five months ended 02/28/11	15.78	0.30	(1.12)	(0.82)	(0.30)	14.66	(5.25)		66,813	0.68	(f)	0.93	(f)	0.66	(f)	4.86	(f)	10
Year ended 09/30/10	15.40	0.70	0.39	1.09	(0.71)	15.78	7.32		74,722	0.76		1.01		0.73		4.59		18
Class B
Year ended 02/28/15	15.33	0.62	0.70	1.32	(0.61)	16.04	8.73	(g)	2,135	1.03	(e)(g)	1.03	(e)(g)	0.95	(e)(g)	3.91	(e)(g)	13
Year ended 02/28/14	16.49	0.64	(1.19)	(0.55)	(0.61)	15.33	(3.30	)(g)	2,828	0.95	(g)	0.95	(g)	0.91	(g)	4.10	(g)	8
Year ended 02/28/13	16.15	0.63	0.37	1.00	(0.66)	16.49	6.28	(g)	4,301	0.83	(g)	0.91	(g)	0.78	(g)	3.88	(g)	10
Year ended 02/29/12	14.62	0.74	1.47	2.21	(0.68)	16.15	15.49	(g)	5,549	0.48	(g)	0.73	(g)	0.44	(g)	4.85	(g)	18
Five months ended 02/28/11	15.70	0.30	(1.13)	(0.83)	(0.25)	14.62	(5.30	)(g)	7,143	0.77	(f)(g)	1.02	(f)(g)	0.75	(f)(g)	4.77	(f)(g)	10
Year ended 09/30/10	15.35	0.62	0.39	1.01	(0.66)	15.70	6.76	(g)	8,895	1.26	(g)	1.51	(g)	1.23	(g)	4.09	(g)	18
Class C
Year ended 02/28/15	15.28	0.50	0.70	1.20	(0.49)	15.99	7.94		20,414	1.78	(e)	1.78	(e)	1.70	(e)	3.16	(e)	13
Year ended 02/28/14	16.44	0.52	(1.19)	(0.67)	(0.49)	15.28	(4.04)		18,496	1.70		1.70		1.66		3.35		8
Year ended 02/28/13	16.10	0.51	0.36	0.87	(0.53)	16.44	5.50		21,556	1.58		1.66		1.53		3.13		10
Year ended 02/29/12	14.64	0.59	1.46	2.05	(0.59)	16.10	14.33		18,533	1.44		1.69		1.40		3.89		18
Five months ended 02/28/11	15.77	0.25	(1.13)	(0.88)	(0.25)	14.64	(5.62)		16,684	1.43	(f)	1.68	(f)	1.41	(f)	4.11	(f)	10
Year ended 09/30/10	15.39	0.59	0.38	0.97	(0.59)	15.77	6.50		19,049	1.51		1.76		1.48		3.84		18
Class Y
Year ended 02/28/15	15.28	0.66	0.71	1.37	(0.65)	16.00	9.08		7,621	0.78	(e)	0.78	(e)	0.70	(e)	4.16	(e)	13
Year ended 02/28/14	16.44	0.67	(1.18)	(0.51)	(0.65)	15.28	(3.08)		5,053	0.70		0.70		0.66		4.35		8
Year ended 02/28/13	16.10	0.67	0.37	1.04	(0.70)	16.44	6.55		8,657	0.58		0.66		0.53		4.13		10
Year ended 02/29/12	14.64	0.76	1.45	2.21	(0.75)	16.10	15.46		6,792	0.44		0.69		0.40		4.89		18
Five months ended 02/28/11	15.78	0.32	(1.15)	(0.83)	(0.31)	14.64	(5.27)		10	0.43	(f)	0.68	(f)	0.41	(f)	5.11	(f)	10
Year ended 09/30/10(h)	15.44	0.25	0.34	0.59	(0.25)	15.78	3.83		10	0.51	(f)	0.76	(f)	0.73	(f)	4.77	(f)	18

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	For the year ended September 30, 2010, ratio does not exclude facilities and maintenance fees.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 29, 2012, the portfolio turnover calculation excludes the value of securities purchased of $61,546,396 and sold of $9,539,859 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco New York Tax-Free Income Fund into the Fund.
(e)	Ratios are based on average daily net assets (000’s omitted) of $117,743, $2,535, $19,369 and $6,510 for Class A, Class B, Class C and Class Y shares, respectively.
(f)	Annualized.
(g)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.25%, 0.25%, 0.25%, 0.04%, 0.33% and 0.75%, for the year ended February 28, 2015, the year ended February 28, 2014, the year ended February 28, 2013, the year ended February 29, 2012, the five months ended February 28, 2011 and the year ended September 30, 2010, respectively.
(h)	Commencement date of June 1, 2010.

23                         Invesco New York Tax Free Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco New York Tax Free Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco New York Tax Free Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 27, 2015

24                         Invesco New York Tax Free Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2014 through February 28, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/15)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/15)	Expenses Paid During Period[2]
A	$1,000.00	$1,029.40	$5.38	$1,019.49	$5.36	1.07%
B	1,000.00	1,029.40	5.38	1,019.49	5.36	1.07
C	1,000.00	1,025.60	9.14	1,015.77	9.10	1.82
Y	1,000.00	1,031.40	4.13	1,020.73	4.11	0.82

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2014 through February 28, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

25                         Invesco New York Tax Free Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2015:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
U.S. Treasury Obligations*	0%
Tax-Exempt Interest Dividends*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26                         Invesco New York Tax Free Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company),Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Vice Chair, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None

T-2                         Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A

T-3                         Invesco New York Tax Free Income Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana St., Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-4                         Invesco New York Tax Free Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	VK-NYTFI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders February 28, 2015

Invesco Tax-Exempt Cash Fund

Nasdaq:
A: ACSXX ■ Investor: TEIXX

2	Letters to Shareholders
4	Management's Discussion
5	Supplemental Information
7	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
18	Financial Highlights
19	Auditor's Report
20	Fund Expenses
21	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor

Dear Shareholders:

This annual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period. Inside is a discussion of how your Fund was managed and the factors that affected its performance during the reporting period. I hope you find this report of interest.

During the reporting period, the US economy showed unmistakable signs of improvement. After contracting in the first quarter of 2014, the economy expanded strongly in the second and third quarters as employment data improved markedly. Given continuing positive economic trends, the US Federal Reserve (the Fed) ended its extraordinary asset purchase program in October – but it pledged in December to be “patient” before raising interest rates. Overseas, the story was much different. Concerns about economic stagnation and the potential for deflation depressed European markets, while the Chinese economy was hurt by a slowdown in manufacturing.

Political change in Washington, DC; changes to monetary policy by the Fed and other central banks; the future direction of oil prices; and unexpected geopolitical events are likely to affect markets in the US and overseas in 2015. This may make some investors hesitant to begin to save for their long-term financial goals. That’s why Invesco has always encouraged investors to work with a professional financial adviser who can stress the importance of starting to save and invest early and the importance of adhering to a disciplined investment plan – when times are good and when they’re uncertain. A financial adviser who knows your unique financial situation, investment goals and risk tolerance can be an invaluable partner as you seek to achieve your financial goals. He or she can offer a long-term perspective when markets are volatile and time-tested advice and guidance when your financial situation or investment goals change.

Timely information when and where you want it

Invesco’s efforts to help investors achieve their financial objectives include providing individual investors and financial professionals with timely information about the markets, the economy and investing – whenever and wherever they want it.

Our website, invesco.com/us, offers a wide range of market insights and investment perspectives. On the website, you’ll find detailed information about our funds, including prices, performance, holdings and portfolio manager commentaries. You can access information about your account by completing a simple, secure online registration. Click on the “Need to register” link in the “Account Access” box on our homepage to get started.

Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information, monitor your account and create customizable watch lists. Also, they allow you to access investment insights from our investment leaders, market strategists, economists and retirement experts. You can sign up to be alerted when new commentary is added, and you can watch portfolio manager videos and have instant access to Invesco news and updates wherever you may be.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

Have questions?

For questions about your account, feel free to contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

2                         Invesco Tax-Exempt Cash Fund

Bruce Crockett

Dear Fellow Shareholders:

Among the many important lessons I’ve learned in more than 40 years in a variety of business endeavors is the value of a trusted advocate.

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment, including but not limited to:

■  Ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs   as your investment goals change over time.

■  Monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market   conditions.

■	Assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus.
■	Monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

I trust the measures outlined above provide assurance that you have a worthy advocate when it comes to choosing the Invesco Funds.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

3                         Invesco Tax-Exempt Cash Fund

Management’s Discussion of your Fund

This annual report for Invesco Tax-Exempt Cash Fund covers the fiscal year ended February 28, 2015. As of that date, the Fund’s net assets totaled $59.6 million. As of the same date, the Fund’s weighted average maturity was 28 days and the Fund’s weighted average life was 28 days.1

Market conditions affecting money market funds

The US economy continued to advance in the fiscal year ended February 28, 2015. Gross domestic product, the broadest measure of overall US economic activity, expanded, the unemployment rate declined and inflation remained subdued.

    During the reporting period, the policies of the US Federal Reserve (the Fed), under the leadership of Janet Yellen, remained largely unchanged. The Fed continued withdrawing liquidity from the markets, by reducing, or “tapering,” its asset purchases throughout the reporting period, finally ending its asset purchase program in November 2014. Concerns that these policies would result in higher interest rates did not materialize as long-term interest rates largely fell throughout the reporting period. Money market yields remained low during the fiscal year as the Fed maintained a highly accommodative monetary policy; promised to remain patient before raising interest rates; and kept the target range for the federal funds rate between zero and 0.25%.2

    Another important addition to the Fed’s policy during the reporting period was the expanded use of the Reverse Repo (Repurchase Agreement) Facility, which was first announced in late 2013. The facility, which allows the Fed to make collateralized overnight loans to counterparties, could help the Fed improve its ability to control short-term interest rates and the effectiveness of its monetary policy. Use of the facility continued to gain traction among money market investors who faced low and falling short-term interest rates during the reporting period. The Fed extended the facility – which was initially set to end on January 31, 2015 – to January 29, 2016.

    Given the Fed’s commitment to accommodative monetary policy, money market funds operated in an ultra-low interest rate environment during the reporting period.

    In July 2014, the Securities and Exchange Commission (SEC) voted to approve new rules and amendments to Rule 2a-7 under the Investment Company Act of 1940, which governs money market funds. The SEC stated that these rules will include structural and operational reforms to address risks of investor runs in money market funds. It is important to note that there will be no immediate changes to money market funds due to the implementation schedule of these new rules which, in some instances, extends to October 2016.

    In an evolving and challenging environment for money market funds, Invesco Global Liquidity remains committed to the preservation of principal and providing daily liquidity, while seeking to deliver a competitive yield. Thank you for investing with us.

1	Weighted average maturity (WAM) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAM is the lower of the stated maturity date or next interest rate reset date. WAM reflects how a portfolio would react to interest rate changes. Weighted average life (WAL) is an average of all the maturities of all securities held in the portfolio, weighted by each security’s percentage of net assets. The days to maturity for WAL is the lower of the stated maturity date or next demand feature date. WAL reflects how a portfolio would react to deteriorating credit (widening spreads) or tightening liquidity conditions.
2	Source: US Federal Reserve

Team managed by Invesco Advisers, Inc.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Portfolio Composition by Maturity
In days, as of 2/28/15
1 - 7	85.1%
8 - 30	0.0
31 - 60	0.2
61 - 90	0.0
91 - 180	9.5
181+	5.2

The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 of the Investment Company Act of 1940.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

4                Invesco Tax-Exempt Cash Fund

Invesco Tax-Exempt Cash Fund’s investment objective is to provide tax-exempt income consistent with preservation of capital and liquidity.

■	Unless otherwise stated, information presented in this report is as of February 28, 2015, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

Principal risks of investing in the Fund

■	Alternative minimum tax risk. A portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.
■	Banking and financial services industry focus risk. From time to time, the Fund may invest more than 25% of its assets in unsecured bank instruments, including but not limited to certificates of deposit, time deposits and bankers acceptances. To the extent the Fund focuses its investments in these instruments or invests in securities issued or guaranteed by companies in the banking and financial services industries, the Fund’s performance will depend on the overall condition of those industries and the individual banks and financial institutions in which the Fund invests. Financial services companies may be dependent on the supply of short-term financing. The value of bank instruments and securities of issuers in the banking and financial services industry can be affected by and sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. The risk of holding bank instruments is also directly tied to the risk of insolvency or bankruptcy of the issuing banks, which risk may be higher for larger or more complex financial institutions that combine traditional, commercial and investment banking.
■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Changing fixed income market conditions risk. The current low interest rate environment was created in part by the Federal Reserve Board (FRB) and certain foreign central banks keeping the federal funds and equivalent foreign rates at or near zero. There is a risk that interest rates will rise when the FRB and central banks raise these rates. This risk is heightened due to the “tapering” of the FRB’s quantitative easing program and other similar foreign central bank actions. This tapering and eventual increase in the federal funds and equivalent foreign rates may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal shareholder redemptions, which could potentially increase portfolio turnover and the Fund’s transaction costs.

■	Counterparty risk. Counterparty risk is the risk that the other party to the contract will not fulfill its contractual obligations, which may cause losses or additional costs to the Fund.
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.
■	Foreign credit exposure risk. US dollar-denominated securities carrying foreign credit exposure may be affected by unfavorable political, economic or governmental developments that could affect payments of principal and interest.
■	Foreign securities risk. The Fund’s foreign investments may be adversely affected by political and social instability, changes in economic or taxation policies, difficulties when enforcing obligations, decreased liquidity and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED  |  MAY LOSE VALUE  |  NO BANK GUARANTEE

rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.
■	Liquidity risk. The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities. Liquidity is also the risk that a Fund may not be able to pay redemption proceeds within an allowable amount of time.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and interest rate fluctuations.
■	Money market fund risk. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you may lose money by investing in the Fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Fund’s adviser or its affiliates to enter into support agreements or take other actions to maintain the Fund’s $1.00 share price. The credit quality of the Fund’s holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the Fund’s share price. The Fund’s share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. Furthermore, the SEC recently adopted amendments to money market fund regulations that, when implemented, could impact the Fund’s operations and possibly negatively impact its return.
■	Municipal securities risk. The Fund may invest in municipal securities. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell it. Failure of a municipal security issuer to comply with applicable tax

5                         Invesco Tax-Exempt Cash Fund

requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

■	Reinvestment risk. Reinvestment risk is the risk that a bond’s cash flows (coupon income and principal repayment) will be reinvested at an interest rate below that on the original bond.
■	Repurchase agreement risk. If the seller of a repurchase agreement defaults or otherwise does not fulfill its obligations, the Fund may incur delays and losses arising from selling the underlying securities, enforcing its rights, or declining collateral value. These risks are magnified to the extent that a repurchase agreement is secured by securities other than cash or US government securities.
■	US government obligations risk. The Fund may invest in obligations issued by US government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.
■	Variable-rate demand notes risk. The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a portfolio could suffer a loss if the issuer defaults during periods in which a portfolio is not entitled to exercise its demand rights.
■	Yield risk. The Fund’s yield will vary as the short-term securities in its portfolio mature or are sold and the proceeds are reinvested in other securities. Additionally, inflation may outpace and diminish investment returns over time.

6                         Invesco Tax-Exempt Cash Fund

Schedule of Investments

February 28, 2015

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–103.39%
Alabama–2.05%
Auburn University; Series 2012 A, General Fee RB	4.00%	06/01/15	$120	$121,179
Mobile (City of) Downtown Redevelopment Authority (Austal USA, LLC); Series 2011 A, VRD Gulf Opportunity Zone RB (LOC–National Australia Bank Ltd.)(a)(b)(c)(d)	0.02%	05/01/41	100	100,000
Mobile (County of) Industrial Development Authority (SSAB Alabama Inc.); Series 2010 A, VRD Recovery Zone Facility RB (LOC–Swedbank AB)(a)(b)(d)	0.04%	07/01/40	1,000	1,000,000
				1,221,179

California–0.43%
Orange County Sanitation District; Series 2011 A, Ref. Wastewater RB	5.00%	08/01/15	250	255,117

Colorado–1.72%
Boulder (County of) (Imagine!); Series 2006, VRD RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.11%	02/01/31	35	35,000
Colorado (State of) Educational & Cultural Facilities Authority (Denver Seminary); Series 2004, VRD RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.11%	07/01/34	200	200,000
Colorado (State of) Educational & Cultural Facilities Authority (Shambhala Mountain Center); Series 2005, VRD RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.11%	06/01/30	100	100,000
Colorado (State of) Health Facilities Authority (Arapahoe House); Series 2004 A, VRD RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.11%	04/01/24	80	80,000
Englewood (City of) (Marks East Apartments); Series 2004, Ref. VRD MFH RB (CEP–FHLMC)(a)	0.03%	12/01/34	610	610,000
				1,025,000

Connecticut–0.97%
Seymour (Town of); Series 2014, Unlimited Tax GO BAN	1.00%	07/30/15	575	576,999

Delaware–0.42%
Delaware (State of) Economic Development Authority (Goodwill Industries of Delaware & Delaware County); Series 2006, VRD RB (LOC–PNC Bank, N.A.)(a)(b)	0.03%	09/01/36	250	250,000

District of Columbia–0.22%
District of Columbia; Series 1998 A, VRD Pooled Loan Program RB (LOC–Bank of America, N.A.)(a)(b)(c)	0.12%	01/01/29	130	130,000

Florida–1.85%
Orlando (City of) & Orange (County of) Expressway Authority; Subseries 2008 B-1, Ref. VRD RB (LOC–Bank of Montreal)(a)(b)(d)	0.02%	07/01/40	130	130,000
Palm Beach (County of) (Henry Morrison Flagler Museum); Series 2003, VRD RB (LOC–Northern Trust Co.)(a)(b)	0.03%	11/01/36	975	975,000
				1,105,000

Georgia–3.40%
Gainesville (City of) & Hall (County of) Development Authority (Squirrel Creek Basin); Series 2002, Ref. VRD RB (LOC–Rabobank Nederland)(a)(b)(d)(e)	0.10%	08/01/27	325	325,000
Glynn-Brunswick Memorial Hospital Authority (Southeast Georgia Health System); Series 2008 B, VRD RAC (LOC–Branch Banking & Trust Co.)(a)(b)	0.02%	08/01/38	900	900,000
Private Colleges & Universities Authority (Emory University); Series 2005 B-2, VRD RB(a)	0.01%	09/01/35	600	600,000
Richmond (County of) Development Authority (St. Mary on the Hill Catholic School & Aquinas High School); Series 2000, VRD Educational Facilities RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.11%	09/01/20	200	200,000
				2,025,000

Hawaii–1.69%
Maui (County of); Series 2012, Ref. Unlimited Tax GO Bonds	4.00%	06/01/15	1,000	1,009,724

Idaho–5.06%
Idaho (State of); Series 2014, Unlimited Tax GO TAN	2.00%	06/30/15	3,000	3,018,768

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–6.87%
Illinois (State of) Finance Authority (Foundation for Safety & Health); Series 1992, VRD Safety Education RB (LOC–BMO Harris, N.A.)(a)(b)(c)	0.12%	10/01/17	$100	$100,000
Illinois (State of) Finance Authority (Ingalls Memorial Hospital); Series 1985 B, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.02%	01/01/16	525	525,000
Illinois (State of) Finance Authority (Latin School of Chicago); Series 2005 A, Ref. VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.02%	08/01/28	1,200	1,200,000
Illinois (State of) Finance Authority (National-Louis University); Series 1999 B, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.03%	06/01/29	210	210,000
Illinois (State of) Finance Authority (Northwestern University); Subseries 2008 B, VRD RB(a)	0.01%	12/01/46	1,000	1,000,000
Illinois (State of) Finance Authority (Radiological Society of North America, Inc.); Series 1997, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)(c)	0.12%	06/01/17	100	100,000
Illinois (State of) Finance Authority (The Catherine Cook School); Series 2007, VRD RB (LOC–Northern Trust Co.)(a)(b)	0.03%	01/01/37	600	600,000
Illinois (State of) Finance Authority (The Teachers Academy for Mathematics & Science); Series 2001, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.12%	02/01/21	35	35,000
Romeoville (Village of) (Metropolitan Industries, Inc.); Series 1997, VRD IDR (LOC–BMO Harris N.A.)(a)(b)(e)	0.14%	04/01/22	329	329,000
				4,099,000

Indiana–7.28%
Huntington (City of) (Huntington University, Inc.); Series 2007, Ref. VRD Economic Development & Improvement RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.11%	08/01/37	400	400,000
Indiana (State of) Finance Authority (Ohio Valley Electric Corp.); Series 2012 C, VRD Midwestern Disaster Relief RB (LOC–Bank of Nova Scotia)(a)(b)(d)	0.02%	06/01/40	2,400	2,400,000
Knox (City of) (J.W. Hicks, Inc.); Series 2005 A, VRD Economic Development RB (LOC–BMO Harris, N.A.)(a)(b)(e)	0.14%	03/01/22	750	750,000
La Porte (City of) (Alpha Baking Co., Inc.); Series 2001, Ref. VRD Economic Development RB (LOC–BMO Harris, N.A.)(a)(b)(e)	0.14%	11/01/18	700	700,000
University of Southern Indiana; Series 1999 G, VRD Student Fee RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.12%	10/01/19	90	90,000
				4,340,000

Kentucky–3.53%
Louisville (City of) & Jefferson (County of) Metro Government; Series 2014 E, Unlimited Tax GO Bonds	2.00%	12/01/15	300	304,175
Williamstown (City of) (Kentucky League of Cities Funding Trust); Series 2008 B, VRD Lease Program RB (LOC–U.S. Bank, N.A.)(a)(b)	0.03%	12/01/38	1,800	1,800,000
				2,104,175

Maryland–0.60%
Prince George’s (County of); Series 2011 B, Ref. Consolidated Public Improvement Ltd. Tax GO Bonds	5.00%	09/15/15	200	205,279
University System of Maryland; Series 2012 C, Auxiliary Facility & Tuition RB	5.00%	04/01/15	150	150,625
				355,904

Massachusetts–4.02%
Massachusetts (State of) Development Finance Agency (Milton Academy); Series 2009 B, VRD Taxable RB (LOC–TD Bank, N.A.)(a)(b)	0.16%	03/01/39	2,400	2,400,000

Michigan–2.53%
Michigan (State of) Hospital Finance Authority (McLaren Health Care Corp.);
Series 2008 B-1, Ref. VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.02%	10/15/30	660	660,000
Series 2008 B-3, Ref. VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.02%	10/15/38	850	850,000
				1,510,000

Minnesota–4.63%
Minnesota (State of) Higher Educational Facilities Authority (Concordia University, St. Paul); Series 2007 Six-Q, VRD RB (LOC–U.S. Bank, N.A.)(a)(b)	0.03%	04/01/37	1,575	1,575,000
Minnetonka (City of) (Minnesota Hills Apartments); Series 2001, Ref. VRD MFH RB (CEP–FNMA)(a)	0.03%	11/15/31	1,000	1,000,000
Oak Park Heights (City of) (Boutwells Landing); Series 2005, Ref. VRD MFH RB (CEP–FHLMC)(a)	0.02%	11/01/35	115	115,000
St. Paul (City of); Series 2014 A, Capital Improvement Unlimited Tax GO Bonds	5.00%	09/01/15	70	71,709
				2,761,709

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–4.38%
Bridgeton (City of) Industrial Development Authority (Stolze Printing); Series 2010, VRD IDR (LOC–FHLB of Chicago)(a)(b)	0.03%	11/01/37	$2,580	$2,580,000
Springfield (City of) Industrial Development Authority (Pebblecreek Apartments); Series 1994, Ref. VRD MFH RB (LOC–FHLB of Des Moines)(a)(b)	0.11%	12/01/19	35	35,000
				2,615,000

Nevada–0.34%
Clark (County of); Series 2010 B, Ref. & Improvement Sales & Excise Tax RB	3.00%	07/01/15	200	201,931

New Mexico–0.51%
Santa Fe (City of); Series 2010 A, Ref. Gross Receipts Tax RB	5.00%	06/01/15	300	303,671

New York–3.52%
New York (State of) Housing Finance Agency (600 West 42nd Street Housing); Series 2009 A, VRD RB (CEP–FNMA)(a)	0.03%	05/15/41	1,100	1,100,000
New York (State of) Housing Finance Agency (Manhattan West Residential Housing); Series 2014 A, VRD RB (LOC–Bank of China)(a)(b)(d)	0.10%	11/01/49	1,000	1,000,000
				2,100,000

North Carolina–2.70%
North Carolina (State of) Capital Facilities Finance Agency (Duke University); Series 1991 B, VRD RB(a)	0.02%	12/01/21	900	900,000
North Carolina (State of) Capital Facilities Finance Agency (St. Mary’s School); Series 2006, VRD RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.04%	09/01/27	710	710,000
				1,610,000

Ohio–6.23%
Franklin (County of) (Golf Pointe Apartments); Series 2000 B, VRD MFH RB (LOC–FHLB of Indianapolis)(a)(b)(c)(e)	0.10%	01/01/34	440	440,000
Franklin (County of) (Ohio Presbyterian Retirement Services); Series 2002 B, Ref. VRD Health Care Facilities & Improvement RB (LOC–PNC Bank, N.A.)(a)(b)	0.03%	07/01/33	900	900,000
Franklin (County of) (U.S. Health Corp. of Columbus); Series 1996 A, Ref. VRD Hospital Facilities & Improvement RB (LOC–Northern Trust Co.)(a)(b)	0.02%	12/01/21	1,275	1,275,000
Lorain (County of) Port Authority (St. Ignatius High School); Series 2008, VRD Educational Facilities RB (LOC–U.S. Bank, N.A.)(a)(b)	0.03%	08/02/38	1,100	1,100,000
				3,715,000

Oklahoma–0.17%
Oklahoma City (City of); Series 2012, Ref. Unlimited Tax GO Bonds	4.00%	03/01/15	100	100,000

Pennsylvania–12.42%
Derry (Township of) Industrial & Commercial Development Authority (GIANT Center); Series 2001, VRD Facility Taxable RB (LOC–PNC Bank, N.A.)(a)(b)	0.11%	11/01/30	575	575,000
Lebanon (County of) Health Facilities Authority (E.C.C. Retirement Village); Series 2000, VRD RB (LOC–PNC Bank, N.A.)(a)(b)	0.03%	10/15/25	530	530,000
Moon (Township of) Industrial Development Authority (Providence Point); Series 2007, VRD First Mortgage RB (LOC–Lloyds Bank PLC)(a)(b)(d)	0.03%	07/01/38	3,300	3,300,000
Pennsylvania (State of) Higher Educational Facilities Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-The Waynesburg College); Series 2004 N-2, VRD RB (LOC–PNC Bank, N.A.)(a)(b)	0.03%	05/01/34	3,000	3,000,000
				7,405,000

South Carolina–0.12%
South Carolina (State of) Educational Facilities Authority for Private Non-Profit Institutions of Higher Learning (Morris College); Series 1997, VRD RB (LOC–Bank of America, N.A.)(a)(b)(c)	0.13%	07/01/17	70	70,000

Tennessee–1.22%
Clarksville (City of) Public Building Authority (Tennessee Municipal Bond Fund); Series 1994, VRD Pooled Financing RB (LOC–Bank of America, N.A.)(a)(b)(c)	0.05%	06/01/24	730	730,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Tax-Exempt Cash Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–8.29%
Dallas (County of); Series 2006, Combination Tax & Parking Garage Ltd. Tax GO Ctfs.	5.00%	08/15/15	$200	$204,461
Tarrant (County of) Housing Finance Corp. (Remington Hill Development); Series 1998, VRD MFH RB (CEP–FNMA)(a)	0.03%	02/15/28	50	50,000
Texas (State of) Department of Housing & Community Affairs (Costa Mariposa Apartments); Series 2009, VRD MFH RB (CEP–FHLMC)	0.02%	05/01/42	2,000	2,000,000
Texas (State of); Series 2014, Unlimited Tax GO TRAN	1.50%	08/31/15	2,600	2,617,720
Texas Tech University System; Fourteenth Series 2012 A, Ref. & Improvement Financing System RB	3.00%	08/15/15	70	70,920
				4,943,101

Utah–7.03%
Ogden (City of) Redevelopment Agency;
Series 2009 B-1, Ref. VRD Taxable RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.17%	12/01/27	1,480	1,480,000
Series 2009 B-2, Ref. VRD Taxable RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.22%	12/01/27	505	505,000
Utah (County of) (IHC Health Services, Inc.); Series 2002 B, VRD Hospital RB(a)	0.02%	05/15/35	500	500,000
Utah (State of) Associated Municipal Power Systems (Horse Butte Wind); Series 2012 B, VRD RB (LOC–Bank of Montreal)(a)(b)(d)	0.03%	09/01/32	1,400	1,400,000
Utah (State of) Housing Corp. (Timbergate Apartments); Series 2009 A, VRD MFH RB (CEP–FHLMC)(a)	0.07%	04/01/42	225	225,000
Utah (State of); Series 2010 A, Unlimited Tax GO Bonds	5.00%	07/01/15	80	81,305
				4,191,305

Vermont–4.21%
Vermont (State of) Educational & Health Buildings Financing Agency (Brattleboro Retreat (The)); Series 2011 A, VRD RB (LOC–TD Bank, N.A.)(a)(b)	0.02%	12/01/31	875	875,000
Vermont (State of) Educational & Health Buildings Financing Agency (Norwich University); Series 2008, VRD RB (LOC–TD Bank, N.A.)(a)(b)	0.02%	09/01/38	1,635	1,635,000
				2,510,000

Virginia–0.33%
Louisa (County of) Industrial Development Authority (University of Virginia Health Services Foundation); Series 2000, VRD RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.01%	10/01/30	200	200,000

Washington–0.33%
Washington (State of) Housing Finance Commission (District Council No. 5 Apprenticeship & Training Trust Fund); Series 2006, VRD Non-profit RB (LOC–Wells Fargo Bank, N.A.)(a)(b)	0.11%	11/01/32	200	200,000

Wisconsin–4.32%
Appleton (City of) (Great Northern Corp.); Series 2002 A, VRD IDR (LOC–Wells Fargo Bank, N.A.)(a)(b)(e)	0.12%	09/01/19	1,150	1,150,000
Oneida Tribe of Indians of Wisconsin; Series 2001, VRD Health Facilities RB (LOC–Bank of America, N.A.)(a)(b)	0.06%	07/01/16	175	175,000
Wisconsin (State of) Health & Educational Facilities Authority (University of Wisconsin Medical Foundation, Inc.); Series 2000, VRD RB (LOC–JPMorgan Chase Bank, N.A.)(a)(b)	0.03%	05/01/30	1,250	1,250,000
				2,575,000
TOTAL INVESTMENTS(f)(g)–103.39% (Cost $61,657,583)				61,657,583
OTHER ASSETS LESS LIABILITIES–(3.39)%				(2,023,221)
NET ASSETS–100.00%				$59,634,362

Investment Abbreviations:

BAN	– Bond Anticipation Notes
CEP	– Credit Enhancement Provider
Ctfs.	– Certificates
FHLB	– Federal Home Loan Bank
FHLMC	– Federal Home Loan Mortgage Corp.
FNMA	– Federal National Mortgage Association
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds

LOC	– Letter of Credit
MFH	– Multi-Family Housing
RAC	– Revenue Anticipation Certificates
RB	– Revenue Bonds
Ref.	– Refunding
TAN	– Tax Anticipation Notes
TRAN	– Tax and Revenue Anticipation Notes
VRD	– Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Tax-Exempt Cash Fund

Notes to Schedule of Investments:

(a)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2015.
(b)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2015 was $1,670,000, which represented 2.80% of the Fund’s Net Assets.
(d)	The security is credit guaranteed, enhanced or has credit risk by a foreign entity. The foreign credit exposure to countries other than the United States of America (as a percentage of net assets) is summarized as follows: Canada: 6.6%; United Kingdom: 5.5%; other countries less than 5% each: 4.1%.
(e)	Security subject to the alternative minimum tax.
(f)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entities	Percentage
Wells Fargo Bank, N.A.	8.5%
PNC Bank, N.A.	8.5
JPMorgan Chase Bank, N.A.	8.0
TD Bank, N.A.	8.0
U.S. Bancorp	7.3
Lloyds Bank PLC	5.4

(g)	Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Tax-Exempt Cash Fund

Statement of Assets and Liabilities

February 28, 2015

Assets:
Investments, at value and cost	$61,657,583
Cash	12,553
Receivable for:
Investments sold	241,010
Fund shares sold	90,037
Interest	95,826
Fund expenses absorbed	8,443
Investment for trustee deferred compensation and retirement plans	49,600
Other assets	14,553
Total assets	62,169,605

Liabilities:
Payable for:
Fund shares reacquired	2,428,601
Dividends	3
Accrued fees to affiliates	20,132
Accrued trustees’ and officers’ fees and benefits	2,647
Accrued other operating expenses	31,082
Trustee deferred compensation and retirement plans	52,778
Total liabilities	2,535,243
Net assets applicable to shares outstanding	$59,634,362

Net assets consist of:
Shares of beneficial interest	$59,625,509
Undistributed net investment income	17,910
Undistributed net realized gain (loss)	(9,057)
$59,634,362

Net Assets:
Class A	$36,349,152
Class Y	$13,067,098
Investor Class	$10,218,112

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	36,344,617
Class Y	13,065,164
Investor Class	10,216,836
Net asset value, offering and redemption price per share for each class	$1.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Tax-Exempt Cash Fund

Statement of Operations

For the year ended February 28, 2015

Investment income:
Interest	$59,880

Expenses:
Advisory fees	245,213
Administrative services fees	50,000
Custodian fees	967
Distribution fees — Class A	46,060
Transfer agent fees	84,921
Trustees’ and officers’ fees and benefits	22,264
Registration and filing fees	47,668
Professional services fees	33,973
Other	25,285
Total expenses	556,351
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(561,803)
Net expenses	(5,452)
Net investment income	65,332
Net realized gain from investment securities	7,500
Net increase in net assets resulting from operations	$72,832

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Tax-Exempt Cash Fund

Statement of Changes in Net Assets

For the years ended February 28, 2015 and 2014

	2015	2014
Operations:
Net investment income	$65,332	$78,561
Net realized gain	7,500	284
Net increase in net assets resulting from operations	72,832	78,845

Distributions to shareholders from net investment income:
Class A	(42,044)	(52,027)
Class Y	(10,937)	(14,554)
Investor Class	(12,393)	(11,980)
Total distributions from net investment income	(65,374)	(78,561)

Share transactions–net:
Class A	(45,238,197)	52,479,826
Class Y	2,074,113	(7,744,013)
Investor Class	(8,752,360)	10,333,381
Net increase (decrease) in net assets resulting from share transactions	(51,916,444)	55,069,194
Net increase (decrease) in net assets	(51,908,986)	55,069,478

Net assets:
Beginning of year	111,543,348	56,473,870
End of year (includes undistributed net investment income of $17,910 and $18,494, respectively)	$59,634,362	$111,543,348

Notes to Financial Statements

February 28, 2015

NOTE 1—Significant Accounting Policies

Invesco Tax-Exempt Cash Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide tax-exempt income consistent with preservation of capital and liquidity.

The Fund currently consists of three different classes of shares: Class A, Class Y and Investor Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Under certain circumstances, Class A shares are subject to contingent deferred sales charges (“CDSC”). Class A, Class Y and Investor Class shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — The Fund’s securities are recorded on the basis of amortized cost which approximates value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any), adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net

14                         Invesco Tax-Exempt Cash Fund

investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Other Risks — The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and a Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser at the annual rate of 0.35% of the Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Invesco and/or Invesco Distributors, Inc. (“IDI”) voluntarily agreed to waive fees and/or reimburse expenses in order to increase the Fund’s yield. Voluntary fee waivers and/or reimbursements may be modified at any time upon consultation with the Board of Trustees without further notice to investors.

For the year ended February 28, 2015, the Adviser waived advisory fees of $245,213 and reimbursed Fund expenses of $270,298.

15                         Invesco Tax-Exempt Cash Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2015, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with IDI to serve as the distributor for the Class A, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation up to a maximum annual rate of 0.10% of the Fund’s average daily net assets of Class A shares. Of the Rule 12b-1 payments, up to 0.10% of the average daily net assets of Class A shares may be paid to furnish continuing personal shareholder services to customers who purchase and own the shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended February 28, 2015, the Class A shares paid $0 after IDI waived Plan fees of $46,060.

CDSC are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2015, IDI advised the Fund that IDI retained $189 from Class A for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2015, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended February 28, 2015, the Fund engaged in securities purchases of $88,248,129 and securities sales of $115,088,748, which did not result in any net realized gains (losses).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2015, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $232.

16                         Invesco Tax-Exempt Cash Fund

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York Mellon, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2015 and 2014:

	2015	2014
Ordinary income	$65,374	$78,561

Tax Components of Net Assets at Period-End:

2015
Undistributed ordinary income	$65,555
Temporary book/tax differences	(47,645)
Capital loss carryforward	(9,057)
Shares of beneficial interest	59,625,509
Total net assets	$59,634,362

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $7,500 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 28, 2017	$782	$—	$782
February 28, 2018	3,681	—	3,681
February 28, 2019	4,594	—	4,594
	$9,057	$—	$9,057

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of taxable income, on February 28, 2015, undistributed net investment income was decreased by $542 and shares of beneficial interest was increased by $542. This reclassification had no effect on the net assets of the Fund.

17                         Invesco Tax-Exempt Cash Fund

NOTE 10—Share Information

	Summary of Share Activity
	Years ended February 28,
	2015(a)		2014
	Shares	Amount	Shares	Amount
Sold:
Class A	29,462,168	$29,462,168	168,230,831	$168,230,831
Class Y	35,278,074	35,278,074	24,887,917	24,887,917
Investor Class	1,480,380	1,480,380	25,413,813	25,413,813

Issued as reinvestment of dividends:
Class A	34,448	34,448	32,756	32,756
Class Y	10,937	10,937	14,543	14,543
Investor Class	12,293	12,293	11,749	11,749

Reacquired:
Class A	(74,734,813)	(74,734,813)	(115,783,761)	(115,783,761)
Class Y	(33,214,898)	(33,214,898)	(32,646,473)	(32,646,473)
Investor Class	(10,245,033)	(10,245,033)	(15,092,181)	(15,092,181)
Net increase (decrease) in share activity	(51,916,444)	$(51,916,444)	55,069,194	$55,069,194

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets
Class A
Year ended 02/28/15	$1.00	$0.00	$0.00	$0.00	$(0.00)	$1.00	0.11%	$36,349	0.00	%(c)(d)	0.83	%(c)	0.09	%(c)(d)
Year ended 02/28/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	81,583	0.04		0.74		0.08
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.07	29,103	0.08		0.79		0.14
Year ended 02/29/12	1.00	0.00	—	0.00	(0.00)	1.00	0.05	31,831	0.17		0.89		0.05
Year ended 02/28/11	1.00	0.00	—	0.00	(0.00)	1.00	0.05	36,425	0.29		0.82		0.05
Class Y
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.11	13,067	0.00	(c)(d)	0.73	(c)	0.09	(c)(d)
Year ended 02/28/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	10,991	0.04		0.64		0.08
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.07	18,735	0.08		0.69		0.14
Year ended 02/29/12	1.00	0.00	—	0.00	(0.00)	1.00	0.05	12,459	0.17		0.79		0.05
Year ended 02/28/11	1.00	0.00	—	0.00	(0.00)	1.00	0.05	12,464	0.29		0.72		0.05
Investor Class
Year ended 02/28/15	1.00	0.00	0.00	0.00	(0.00)	1.00	0.11	10,218	0.00	(c)(d)	0.73	(c)	0.09	(c)(d)
Year ended 02/28/14	1.00	0.00	0.00	0.00	(0.00)	1.00	0.10	18,969	0.04		0.64		0.08
Year ended 02/28/13	1.00	0.00	0.00	0.00	(0.00)	1.00	0.07	8,636	0.08		0.69		0.14
Year ended 02/29/12	1.00	0.00	—	0.00	(0.00)	1.00	0.05	9,521	0.17		0.79		0.05
Year ended 02/28/11	1.00	0.00	—	0.00	(0.00)	1.00	0.05	9,762	0.29		0.72		0.05

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Ratios are based on average daily net assets (000’s omitted) of $46,060, $10,680 and $13,322 for Class A, Class Y and Investor Class shares, respectively.
(d)	Ratios include an adjustment for an adviser expense reimbursement of $5,452 in excess of current period expenses. Ratios excluding this adjustment would have been lower by 0.01%

18                         Invesco Tax-Exempt Cash Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

and Shareholders of Invesco Tax-Exempt Cash Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Tax-Exempt Cash Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), hereafter referred to as the “Fund”) at February 28, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2015 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas

April 27, 2015

19                         Invesco Tax-Exempt Cash Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2014 through February 28, 2015.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (09/01/14)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (02/28/15)[1]	Expenses Paid During Period[2,3]	Ending Account Value (02/28/15)	Expenses Paid During Period[2,4]
A	$1,000.00	$1,001.00	$0.00	$1,025.39	$0.00	0.00%
Y	1,000.00	1,001.00	0.00	1,025.39	0.00	0.00
Investor	1,000.00	1,001.00	0.00	1,025.39	0.00	0.00

[1]	The actual ending account value is based on the actual total return of the Fund for the period September 1, 2014 through February 28, 2015, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year. The annualized expense ratios include an adjustment for an adviser expense reimbursement of $5,452 in excess of current period expenses. The annualized expense ratios excluding this adjustment would have been (0.12)%, (0.12)% and (0.12)% for Class A, Class Y and Investor Class shares, respectively.
[3]	The actual expenses paid excluding the adjustment discussed above are $(0.60), $(0.60) and $(0.60) for Class A, Class Y and Investor Class shares, respectively.
[4]	The hypothetical expenses paid excluding the adjustment discussed above are $(0.60), $(0.60) and $(0.60) for Class A, Class Y and Investor Class shares, respectively.

20                         Invesco Tax-Exempt Cash Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2015:

Federal and State Income Tax
Qualified Dividend Income*	0%
Corporate Dividends Received Deduction*	0%
Tax-Exempt Interest Dividends*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

21                         Invesco Tax-Exempt Cash Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Martin L. Flanagan[1] — 1960 Trustee	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).

			144	None
Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006

Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company),Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

			144	None
Independent Trustees
Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute	144	ALPS (Attorneys Liability Protection Society) (insurance company) and Globe Specialty Metals, Inc. (metallurgical company)
[1]	Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
[2]	Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer and a director of the Adviser.

T-1                         Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
David C. Arch — 1945 Trustee	2010	Chairman of Blistex Inc., a consumer health care products manufacturer	144	Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee of the Edward-Elmhurst Hospital
James T. Bunch — 1942 Trustee	2003	Managing Member, Grumman Hill Group LLC (family office/private equity investments) Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	144	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Vice Chair, Denver Film Society
Rodney F. Dammeyer — 1940 Trustee	2010

Chairman of CAC,LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds complex

			144	Director of Quidel Corporation and Stericycle, Inc.
Albert R. Dowden — 1941 Trustee	2000

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

			144	Director of: Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/ Homeowners of America Insurance Company, the Boss Group
Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	144	Insperity, Inc. (formerly known as Administaff)
Prema Mathai-Davis — 1950 Trustee	1998	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	144	None
Larry Soll — 1942 Trustee	2003	Retired. Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	144	None
Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to 2000, President of the University of Chicago	144	Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences and the American Philosophical Society; Fellow of the American Academy of Arts and Sciences
Raymond Stickel, Jr. — 1944 Trustee	2005	Retired. Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	144	None
Suzanne H. Woolsey — 1941 Trustee	2014	Chief Executive Officer of Woolsey Partners LLC	144	Emeritus Chair of the Board of Trustees of the Institute for Defense Analyses; Trustee of Colorado College; Trustee of California Institute of Technology; Prior to 2014, Director of Fluor Corp.; Prior to 2010, Trustee of the German Marshall Fund of the United States; Prior to 2010 Trustee of the Rocky Mountain Institute

T-2                         Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Managing Director, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	1993

Senior Managing Director, Investments, Invesco Ltd.; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Chairman, Invesco Senior Secured Management, Inc.; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Director and President, INVESCO Asset Management (Bermuda) Ltd., Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only)

			N/A	N/A

T-3                         Invesco Tax-Exempt Cash Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Crissie M. Wisdom — 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Commodity Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and Controls and Risk Analysis Manager for Invesco Investment Services, Inc.	N/A	N/A
Todd L. Spillane — 1958 Chief Compliance Officer	2006

Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.)

Formerly: Chief Compliance Officer, Invesco Funds (Chicago); Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Aim Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco Private Capital, Inc. (registered investment adviser), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser), Van Kampen Investor Services Inc., PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; and Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana St., Suite 5800 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian Bank of New York Mellon 2 Hanson Place Brooklyn, NY 11217-1431

T-4                         Invesco Tax-Exempt Cash Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-07890 and 033-66242	TEC-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) to (d)

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2015	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2014	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$226,000	N/A	$203,350	N/A
Audit-Related Fees(2)	$0	0%	$6,500	0%
Tax Fees(3)	$38,971	0%	$63,770	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$264,971	0%	$273,620	0%

(g) PWC billed the Registrant aggregate non-audit fees of $38,971 for the fiscal year ended 2015, and $70,270 for the fiscal year ended 2014, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2014 includes fees billed for agreed upon procedures related to fund mergers.
(3)	Tax fees for the fiscal year end February 28, 2015 includes fees billed for reviewing tax returns. Tax fees for fiscal year end February 28, 2014 includes fees billed for reviewing tax returns and consultation services.

.Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2015 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2015 Pursuant to Waiver of Pre- Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2014 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	(e)(2) Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2014 Pursuant to Waiver of Pre- Approval Requirement(1)
Audit-Related Fees	$574,000	0%	$574,000	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$574,000	0%	$574,000	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the year end 2015 include fees billed related to reviewing controls at a service organization.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $4,009,694 for the fiscal year ended 2015, and $1,645,309 for the fiscal year ended 2014, for non-audit services rendered to Invesco and Invesco Affiliates.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence.

(f) Not applicable.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Last Amended May 4, 2010

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2015, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	May 8, 2015

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	May 8, 2015

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	May 8, 2015

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.